As filed with the Securities and Exchange Commission on June 2, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

Annual Report

March 31, 2015

DoubleLine Total Return Bond Fund

DBLTX (I-share)

DLTNX (N-share)

DoubleLine Core Fixed Income Fund

DBLFX (I-share)

DLFNX (N-share)

DoubleLine Emerging Markets Fixed Income Fund

DBLEX (I-share)

DLENX (N-share)

DoubleLine Multi-Asset Growth Fund

DMLIX (I-share)

DMLAX (A-share)

DoubleLine Low Duration Bond Fund

DBLSX (I-share)

DLSNX (N-share)

DoubleLine Floating Rate Fund

DBFRX (I-share)

DLFRX (N-share)

DoubleLine Shiller Enhanced CAPE®

DSEEX (I-share)

DSENX (N-share)

DoubleLine Flexible Income Fund

DFLEX (I-share)

DLINX (N-share)

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DBLLX (I-share)

DELNX (N-share)

DoubleLine Long Duration

Total Return Bond Fund

DBLDX (I-share)

DLLDX (N-share)

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	March 31, 2015	3

President’s Letter	March 31, 2015

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver this Annual Report for the 12-month period ended March 31, 2015. On the following pages you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

Investor assets in the DoubleLine Funds were over $51.1 billion as of March 31, 2015. During the period, we continued to enhance our overall lineup of investment strategies available to investors. On April 7, 2014, we launched the DoubleLine Flexible Income Fund (DFLEX/DLINX) and the DoubleLine Low Duration Emerging Markets Fixed Income Fund (DBLLX/DELNX). On December 1, 2014, we launched DoubleLine Long Duration Total Return Bond Fund (DBLDX/DLLDX), whose shares became available to the public on December 15, 2014.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

May 1, 2015

4	DoubleLine Funds Trust

Financial Markets Highlights	March 31, 2015

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 12-month period ended March 31, 2015, the Barclays U.S. MBS Index returned 5.53%. The duration of the Index shortened from 5.51 to 3.54 years over that time period as the U.S. yield curve flattened. U.S. 10-year yields declined by over 110 basis points (bps) from peak-to-trough; this decline propagated a spike in refinancing activity as 30-year mortgage rates dropped close to historic lows. Though prepayment speeds were relatively stable for most of the period, they materially increased during the first quarter of 2015. The combination of low mortgage rates, reduction in mortgage insurance premiums on FHA (Federal Housing Administration) loans announced in January, and improving housing seasonality resulted in the increase in aggregate prepayment speeds across all three agencies (Fannie Mae, Freddie Mac, and Ginnie Mae).

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

During the 12-month period ended March 31, 2015, the non-Agency MBS market experienced some volatility both in terms of pricing and trading volume. Market concerns of rising interest rates during the first quarter of 2014 led to reduced trading volume and spread widening. As the year progressed, the market shrugged off these concerns and the non-Agency market rebounded firmly. The combination of supply technicals and improving loan fundamentals resulted in strong performance for this sector for the remainder of the year. According to Amherst Research for the reporting period, non-Agency prime bonds returned 3.98% on average, Alt-A bonds returned 5.55%, and subprime bonds returned 10.90%. During the latter half of the reporting period, geo-political concerns and headline news about drastically falling energy prices did not slow down the trading activity in non-Agency MBS. Falling interest rates resulted in some increases in prepayment speeds, but liquidation rates, severities and the pace of loan modifications remained range bound with only a few pockets of volatility. On a technical basis, non-Agency MBS continued to be well bid while supply has shown up more unevenly. Large bid lists continued to be a factor in determining monthly trading volume, but the frequency of these lists subsided coming into 2015.

•	Commercial Mortgage-Backed Securities (CMBS)

Over the 12-month period ended March 31, 2015, 2.0/3.0 CMBS prices largely rallied despite periods of intermittent volatility driven by concerns over future Federal Reserve (Fed) interest-rate hikes, geo-political instability, continued deterioration of underwriting quality and changing subordination levels. Spreads and prices rallied from March-July 2014, hitting new post-recession lows before widening through year-end; spreads then rallied in the first quarter 2015. During the reporting period, the Barclays U.S. CMBS Index returned 4.35% versus 5.72% for the Barclays U.S. Aggregate Index. For the period, 10-year AAA last cash flows (LCFs) were trading at 85 bps over swaps, representing a 2 bps tightening year-over-year (YoY), while the 10-year BBB LCFs traded at 345 bps over swaps, a 15 bps tightening. On the new issue front, non-Agency CMBS issuance was up 19% YoY, with $91 billion in new issuance over 105 deals during the reporting period compared to $76 billion in 86 deals from April 2013 through March 2014. Delinquency rates across all asset classes improved during the 12-month reporting period as commercial real estate fundamentals continued to improve coupled with low financing costs. The overall U.S. CMBS delinquency rate as of March 31, 2015 at 5.58%, a 0.96% improvement YoY.

•	Emerging Markets (EM) Debt

Over the 12-month period ended March 31, 2015, U.S. dollar (USD)-denominated EM fixed income indices posted mid-single digit returns. The market pushed out expectations of the first Fed rate hike to the second half of 2015, and the U.S. Treasury (UST) curve flattened over the period. The positive duration contribution and accrued interest offset the negative return from widening credit spreads. Most of the spread widening occurred over December 2014 and January 2015, as commodity prices, most notably oil prices, fell sharply. Asia sovereign and corporate credits outperformed their regional peers, as the region was less exposed to the negative terms of trade shock. Stronger U.S. growth prospects and diverging monetary policies of developed market central banks caused a strong dollar rally and EM local currency to sharply depreciate versus the USD.

•	Investment Grade Credit

For the 12-month period ending March 31, 2015, investment grade credit recorded a total return of 6.74%. Returns were driven by the interest accrual and price appreciation as interest rates fell across the intermediate and long-end of the UST curve. Over the reporting period, spreads widened by 21 bps, from 103 bps to 124 bps and as rates fell, the duration contributed to performance. The part of the Index with the longest duration had the highest total return, with the 10-year plus bucket returning 12.84%. By credit quality, returns

Annual Report	March 31, 2015	5

Financial Markets Highlights (Cont.)	March 31, 2015

were similarly led by single-As which generated a total return of 7.11%. Utilities were the best performing sector, which was partially due to their longer duration profile. As of March 31, 2015, the new issue market remained healthy with over $1 trillion in new issuance.

•	Bank Loans

For the 12-month period ended March 31, 2015, the S&P/LSTA Leveraged Loan Index returned 2.53%. By facility rating, BB-rated loans led performance, returning 3.52%. First lien loans returned 2.68%, outperforming the second lien loan return of -0.28%. The top performing industries included Publishing (+5.90%), Cosmetics—Toiletries (+5.21%) and Media (+5.04%). Underperforming industries were focused around the commodity sector. The worst performing industries were Oil and Gas (-11.25%), Nonferrous Metals—Minerals (-7.26%) and Utilities (-0.96%). Institutional loan volume has been a technical factor in recent months as total institutional loan volume fell to $304.6 billion over the 12-month reporting period. This compares with $434.7 billion over the comparable period one year ago. As of the end of the reporting period, the default rate remained low, ending March 2015 at 0.64% on an issuer-weighted basis and 3.22% on par-weighted basis.

•	U.S. High Yield

For the 12-month period ended March 31, 2015, the Citi High-Yield Cash-Pay Capped Index returned 1.28%. Longer-maturity bonds outperformed shorter-maturity bonds, with those maturing in ten years or more returning 11.18% while the shorter 1-7 year category returned -0.01%. Credit quality was also a differentiator as higher credit quality bonds outperformed lower credit quality bonds. The higher BB-rated issues returned 3.88% while the lower CCC-rated issues returned 5.05%. Notable outperformers by industry were Retail-Food & Drug (+9.52%), Food Processors/Beverage/Bottling (+7.89%), and Cellular Towers (+7.45%). The underperforming industries were all commodity related. Underperformance by sector was led by Oil Equipment (-15.29%), Secondary Oil & Gas Producers (-12.95%) and Metals/Mining (-9.72%).

•	Collateralized Loan Obligations (CLOs)

For the 12-month period ended March 31, 2015, the CLO space saw record issuance. The CLO market saw monthly record issuance in June 2014 with $13.78 billion. Beginning in the second quarter of 2014, the market came to terms with Volcker Rules and began to focus on risk retention. The record setting issuance can be attributed to managers issuing ahead of risk retention and Volcker Rules effective dates. Due to the glut of issuance, spreads widened over the year. AAA spreads topped out at 165 Discount Margin (DM) during the fourth quarter of 2014 and ended the period at 155 DM as of March 31, 2015.

•	Global Equities

Global equities, as measured by the MSCI All Country World Index (MSCI ACWI), produced marginal returns for the 12-month period ended March 31, 2015, with the MSCI ACWI up 3.34%. Global equities were led by strong performances in the U.S. with the S&P 500 Index up 10.44% during the period. U.S. equities were supported by a rebound in economic data in the latter half of the year, especially in the labor market with strong gains made in payrolls data. European equities posted strong returns during the period in local currency terms with the Euro Stoxx 50 Index up 16.95%; however, in USD terms the Index was down -8.90%. European equity performance was driven primarily by European Central Bank (ECB) monetary policy as the central bank embarked on monthly asset purchases to the order of €60 billion1 in an effort to stimulate the economy and combat deflationary pressures. Similarly, Japanese equities were driven by monetary policy from the Bank of Japan, as the central bank increased the scale of its asset purchase program to ¥80 trilllion2 per year. Additionally, Japanese equities were supported by large portfolio allocation shifts from bonds into domestic equities by large local pension funds. EM equities had negative performance over the period as measured by the MSCI EM Index; however there was much disparity in returns by country. Chinese equities as measured by the Shanghai Composite Index were up +84.33% while Brazilian and Russian equities, as measured by the MSCI Brazil USD Index and the MSCI Russia USD Index respectively, were down significantly in USD terms. Chinese equities were supported by local demand for equities as Chinese investors shifted from real estate to equity investments and monetary easing from the Peoples Bank of China. Brazilian and Russian equities were undermined by falling commodity prices and idiosyncratic issues, such as sanctions imposed on Russia and political scandal and budgetary issues in Brazil.

[1]	€60 billion = 82.6 billion U.S. Dollars as of 3/31/2015
[2]	¥80 trilllion = 850 billion U.S. Dollars as of 3/31/2015

6	DoubleLine Funds Trust

March 31, 2015

•	Commodities

In the 12-month period ended March 31, 2015, the commodity market was down 40.33% as measured by the S&P Goldman Sachs Commodity Index (GSCI). All five sectors in the GSCI lost value over this period. Much of the loss was attributable to Energy, the worst performer and the largest index weight, which lost 49.27% over the same period as global demand for energy commodities did not keep pace with supply. The other sectors in the GSCI fared better but still ended down with Industrial Metals down 7.21%, Livestock down 7.78%, Precious Metals down 9.25%, and Agriculture down 30.46%.

•	U.S. Large Cap Equities

In the 12-month period ended March 31, 2015, the large capitalization U.S. equity market returned 12.73% as measured by the S&P 500 Index. The value portion of the large capitalization U.S. equity market returned 9.33% as measured by the Russell 1000 Value Index. The price-to-earnings ratio of the S&P 500 Index increased from 17.22 on March 31, 2014 to 18.25 on March 31, 2015, indicating that this market’s valuation was not overly extended by the gains in total return. The strongest performing sector of the S&P 500 Index was the Healthcare sector, which returned 26.29% over the 12-month period ended March 31, 2015. The weakest performing sector in the S&P 500 Index over this period was the energy sector, which lost 11.06% due to major declines in energy commodity prices.

•	Municipals

The Barclays Municipal Bond Index returned 6.62% through the 12-month period ended March 31, 2015 compared to 5.22% for the Barclays U.S. Government Index. Municipal bonds outperformed UST in the first six-months of the period. Municipal bond returns were boosted by relatively long duration in an environment of generally falling interest rates, and also benefitted from ongoing improvement in state and local finances. Supply concerns weighed on the sector through the second half of the period. Revenue bonds outperformed general obligation issues. Longer maturity issues performed better than shorter issues during the period, as expected in a period of falling interest rates.

Annual Report	March 31, 2015	7

Management’s Discussion of Fund Performance	March 31, 2015

DoubleLine Total Return Bond Fund

The Doubleline Total Return Bond Fund outperformed the Barclays U.S. Aggregate Bond Index return of 5.72% as well as the U.S. MBS component of the Index, which returned 5.53% for the 12-month period ended March 31, 2015. The meaningful gains were largely facilitated by a marked drop in U.S. interest rates with the 10-year UST yield declining by 79 bps. Given the decline in rates, longer duration sectors generally outperformed shorter duration sectors. Broadly speaking, the Fund’s Agency residential MBS (RMBS) holdings significantly outperformed non-Agency RMBS from a total return standpoint. In particular, Agency inverse floating rate securities and fixed-rate collateralized mortgage obligations (CMO), sectors with the longest duration within the portfolio, led the outperformance and benefitted from strong price returns as well as stable interest income. On the non-Agency RMBS side, the sector experienced minor price appreciation during the 12-month period, but continued to generate high coupon returns, particularly within high credit quality sectors such as prime and Alt-A. Additionally, CMBS contributed modest gains to the Fund while CLOs lagged behind other sectors as the space was plagued with regulatory concerns over the last year. The CLO sector, however, has since rallied slightly, and still adds floating rate exposure to the portfolio to offer diversification benefits.

Period Ended 3-31-15	12-Months
I-Share	5.93%
N-Share	5.76%
Barclays U.S. Aggregate Bond Index	5.72%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

For the 12-month period ended March 31, 2015, the DoubleLine Core Fixed Income Fund outperformed the Barclays U.S. Aggregate Bond Index return of 5.72%. The U.S. yield curve flattened over this period with longer-term rates declining and shorter-term rates increasing. As a result, longer-duration assets outperformed more credit-sensitive sectors over the last year. Agency RMBS, U.S. Government securities, and Investment Grade corporate credit were the best performing sectors due to spreads tightening and prices appreciating. Despite High Yield corporate credit facing a fairly volatile year due to concerns within the Oil and Energy sectors, the asset class performed well, rebounding strongly into the beginning of 2015. The non-Agency RMBS portion of the Fund contributed solid returns, as the sector continued to contribute robust interest income for the portfolio. Though CMBS faced intermittent periods of volatility over the trailing 12-month period, the sector added healthy returns with prices rallying and credit spreads tightening. Bank Loans and CLOs contributed positively to portfolio return over the last year; however, those sectors faced periodic volatility caused by large fluctuations in supply/demand technicals and regulatory concerns regarding the Volcker Rule. Additionally, EM and Munis sectors added positively to the portfolio’s absolute performance.

Period Ended 3-31-15	12-Months
I-Share	6.07%
N-Share	5.91%
Barclays U.S. Aggregate Bond Index	5.72%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

Over the 12-month period ended March 31, 2015, the DoubleLine Emerging Markets Fixed Income Fund underperformed the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified. In part, the Fund underperformed the Index due to an underweight exposure to credits domiciled in Asia, which outperformed over the period. The Fund’s performance was hurt by exposure to Brazil credits and commodity related credits. Brazil credits sold off during the first quarter of 2015 due to a graft scandal related to Brazil’s largest government owned oil and gas company and concerns over the country’s weak macro-economic conditions. Oil and gas and mining related credits saw their spreads widen due to the fall in commodity prices. The Fund’s performance benefited from avoiding exposure to Venezuela and Ukraine. Sovereign bonds domiciled in Venezuela posted large negative returns as lower oil prices and Venezuela’s government policies have led to large macroeconomic imbalances, and investor’s questioning the government’s capacity to pay external debt maturities. Ukraine

8	DoubleLine Funds Trust

March 31, 2015

credits sold off due to the ongoing war on the eastern border resulting in an anticipated restructuring of their sovereign bonds. The Fund benefited from a positive duration contribution, as 10-year UST yields fell 0.79% to 1.92% at the end of March 2015.

Period Ended 3-31-15	12-Months
I-Share	2.90%
N-Share	2.64%
JP Morgan Emerging Markets Bond Index Global Diversified	5.65%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Multi-Asset Growth Fund

The DoubleLine Multi-Asset Growth Fund significantly outperformed the Blended Benchmark (as defined in the table below) for the 12-month period ended March 31, 2015. The portfolio’s equity sleeve posted positive returns during the 12-month period but slightly underperformed the MSCI ACWI (+6.03%) return for the period. Long positions in U.S., European, and Japanese equities contributed to performance while positions in Natural Gas equities and gold miners detracted from performance. The fixed income sleeve outperformed the Barclays U.S. Aggregate Bond Index return of 5.7%. Performance was driven by long positions in the long end of the UST curve and core longs in Agency and non-Agency MBS. Long positions in the USD contributed to performance during the 12-month period, paired against the euro and Japanese Yen which were down -22.1% and -14.1%, respectively. The real assets sleeve detracted from performance but outperformed the S&P/Goldman Sachs Commodity Index which was down -40.33% during the period. The commodity complex suffered from significant declines in crude oil prices—down 53.1% during the period.

Period Ended 3-31-15	12-Months
I-Share	6.22%
A-Share
Without Load	5.96%
With Load	1.45%
S&P 500® Index	12.73%
Blended Benchmark*	-2.60%

*	Blended Benchmark: 60% Barclays U.S. Aggregate Bond Index/25% Morgan Stanley Capital International All Country World Index/15% Standard & Poor’s Goldman Sachs Commodity Index (GSCI) Total Return

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

For the 12-month period ended March 31, 2015, the DoubleLine Low Duration Bond Fund outperformed the Bank of America (BofA)/Merrill Lynch 1-3 Year U.S. Treasury Index’s return of 1.00% in the declining interest rate environment. Despite intermittent periods of volatility within the credit markets (caused by a combination of geopolitical concerns in regions such as Russia and Ukraine, as well as the decline in the Oil and Energy sectors), more credit-sensitive sectors were the best performers over the 12-month reporting period. Bank Loans, Non-Agency RMBS, and Emerging Markets were the main drivers for the portfolio’s performance. Non-Agency RMBS performed well as the sector’s high carry profile resulted in steady interest income for the Fund. Emerging Markets maintained its currency positioning solely in the US dollar, which benefited the Fund over the period as many of the local currency-denominated markets underperformed for the same time period. CMBS contributed positively to the Fund’s performance as prices rallied with the declining interest rate environment over the 12-month reporting period. In addition, CLOs, Investment Grade Corporate Credit, and U.S. Government sectors all contributed to the Fund’s outperformance over its benchmark. The Fund’s duration remained close to one year as of the end of the reporting period.

Period Ended 3-31-15	12-Months
I-Share	1.76%
N-Share	1.51%
BofA/Merrill Lynch 1-3 Year U.S. Treasury Index	1.00%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

Annual Report	March 31, 2015	9

Management’s Discussion of Fund Performance (Cont.)	March 31, 2015

DoubleLine Floating Rate Fund

The DoubleLine Floating Rate Fund outperformed the S&P/LSTA Leveraged Loan Index for the 12-month period ended March 31, 2015. One of the largest drivers for the relative outperformance was attributable to the Fund’s exposure to high yield bonds (5.30% of the Fund’s total assets as of the end of the reporting period), which returned 10.66% for the period. While the Fund began the period with Oil & Gas exposure at 6.40% of the Fund’s total assets, or 270 bps more than the Index, the Fund preemptively reduced its exposure to less than 2.00% prior to the steep declines in oil prices that occurred during November and December 2014. The oil price environment was the catalyst for this industry’s weak performance, returning -11.61% over the period. The Fund also decreased its second lien exposure from a slight overweight position in April 2014, to a 200 bps underweight position as of March 31, 2015. Second lien loans in the Index outperformed first lien loans by an average of 20 bps from April to September 2014, and underperformed first lien loans by an average of 65 bps from November 2014 to March 2015. The Fund strategically paired down risk exposure to this segment of the loan market at favorable points throughout the period.

Period Ended 3-31-15	12-Months
I-Share	3.36%
N-Share	3.19%
S&P/LSTA Leveraged Loan Index	2.53%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

In the 12-months ended March 31, 2015, DoubleLine Shiller Enhanced CAPE® returned 16.96% while the S&P 500 Index returned 12.73% and the Shiller Barclays CAPE® U.S. Sector Total Return Index returned 14.39%. The Fund’s outperformance of the S&P 500 by 4.23% was driven by both the Fund’s equity and fixed income exposures. The Shiller Barclays CAPE® U.S. Sector Total Return Index exposure contributed 13.80% in return while the fixed income portfolio contributed 3.16% in return. The Shiller Barclays CAPE® U.S. Sector Index was allocated to six sectors over the course of the year with Healthcare and Technology/Telecommunications exposure being the biggest drivers of performance. The fixed income portfolio’s key drivers of return were the MBS, CMBS and EM sector contributions.

Period Ended 3-31-15	12-Months
I-Share	16.96%
N-Share	16.60%
S&P 500® Index	12.73%
Shiller Barclays CAPE® U.S. Sector Total Return Index	14.39%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Flexible Income Fund

Since inception on April 7, 2014 to March 31, 2015, the DoubleLine Flexible Income Fund outperformed the LIBOR USD 3-Month return of 0.23%. The portfolio has maintained a more credit-centered positioning with a lower duration profile during the reporting period. Driven by the non-Agency RMBS sector’s high carry profile, RMBS were the best performers in the Fund. Despite intermittent periods of volatility caused by geopolitical concerns around various markets, the solely USD-denominated EM sector contributed solid returns to the portfolio. CMBS have contributed to overall portfolio return as prices have rallied, driven by US yields declining. High Yield and Bank Loan sectors faced fluctuations in valuations as concerns in the Oil and Energy space pervaded into the credit markets; however, both sectors ended the period with positive returns as market technicals improved towards the latter 2014/early 2015 months. Though CLOs encountered some variance in valuations due to regulatory concerns over the Volcker rule, they ended the period with steady returns within the Fund.

Period 4-7-14 through 3-31-2015	Since Inception (Not Annualized)
I-Share	3.85%
N-Share	3.63%
LIBOR* USD 3-Month	0.23%

*	LIBOR stands for the London Interbank Offered Rate.

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

10	DoubleLine Funds Trust

March 31, 2015

DoubleLine Low Duration Emerging Markets Fixed Income Fund

Since inception on April 7, 2014 to March 31, 2015, the DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I-Shares) performed in line with the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified, Maturity 1-3. Short dated UST yields diverged over the year, with 2-year UST yields higher by 14 bps and 5-year UST yields lower by 35 bps. The Fund’s current income was partially offset by credit spreads widening over the period. Spread widening was led by corporate credits domiciled in Brazil and Colombia. Brazil credits sold off due to a graft scandal related to Brazil’s largest government owned oil and gas company. One of the Colombia credits tied to oil-related production saw its spreads widen due to the steep fall in oil prices at the end of the 2014 year.

Period 4-7-14 through 3-31-15	Since Inception (Not Annualized)
I-Share	1.92%
N-Share	1.80%
JP Morgan CEMBI Broad Diversified 1-3 Year Index	1.96%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

DoubleLine Long Duration Total Return Bond Fund

Since inception on December 15, 2014 to March 31, 2015, the DoubleLine Long Duration Total Return Bond Fund outperformed the Barclays U.S. Long Government/Credit Index return of 3.82% in the declining interest rate environment. Agency fixed-rate CMOs were the primary drivers of performance for the Fund as they benefited from a combination of strong price appreciation and modest interest income. Though a small percentage of the portfolio, Agency principal-only securities contributed solid returns from a total return perspective thanks to robust price gains during the period. UST helped augment portfolio return, mainly driven by rallying prices with the flattening yield curve. The portfolio ended with a duration slightly shorter than the Barclays U.S. Long Government/Credit Index and a positive convexity profile.

Period 12-15-14 through 3-31-15	Since Inception (Not Annualized)
I-Share	5.15%
N-Share	4.99%
Barclays U.S. Long Government/Credit Index	3.82%

For additional performance information, please refer to the “DoubleLine Funds’ Standardized Performance Summary.”

Past performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2015 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities.

Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Investments in foreign securities involve political, economic, and currency risks, greater volatility, and differences in accounting methods. These risks are greater for investments in emerging markets.

Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry.

Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could lose more than the amount invested.

Equities may decline in value due to both real and perceived general market, economic, and industry conditions.

Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing

Annual Report	March 31, 2015	11

Management’s Discussion of Fund Performance (Cont.)	March 31, 2015

in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares.

Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others.

Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Credit ratings from Moody’s range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from Standard & Poor’s (S&P) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default.

Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. CMBS Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Barclays U.S. Credit Index—This index comprises the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. The US Credit Index was called the US Corporate Investment Grade Index until July 2000, when it was renamed to reflect its inclusion of both corporate and non-corporate issuers.

Barclays U.S. Government Index—An index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more.

Barclays U.S. Long Government/Credit Index—The index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays Municipal Bond Index—This index tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating (based on Moody’s, S&P and Fitch). Minimum size vary based on the initial term to final maturity at time of issuance.

Basis Point—A basis point (bps) equals to 0.01%.

Bank of America (BofA)/Merrill Lynch 1-3 Year U.S. Treasury Index—This index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

Cash Flow—A measure of the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Citi High-Yield Cash-Pay Capped Index—This index represents the cash-pay securities of the Citigroup High-Yield Market Capped Index, which represents a modified version of the High Yield Market Index by delaying the entry of fallen angel issues and capping the par value of individual issuers at $5 billion par amount outstanding.

Discount Margin (DM)—The amount of return on a floating rate security based on the spread between the price of the security at a given time and the reference rate.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Euro Stoxx 50 Index—This index is a market capitalization-weighted stock index of 50 of the large, blue-chip European companies operating within the Eurozone.

Investment Grade—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

London Interbank Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—The MSCI All Country World Index is a market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

Morgan Stanley Capital International Emerging Markets Index (MSCI EM Index)—The MSCI Emerging Markets Index is designed to measure equity market performance in global emerging markets by capturing large and midcap representation across 23 Emerging Markets countries.

Morgan Stanley Capital International Brazil USD Index—The MSCI Brazil USD Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. With 75 constituents, the index covers about 85% of the Brazilian equity universe.

Morgan Stanley Capital International Russia USD Index—The MSCI Russia USD Index is a free-float capitalization-weighted index used to track the equity market performance of Russian securities on the MICEX Stock Exchange.

Russell 1000® Value Index—This index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Shanghai Composite Index—A capitalization-weighted index that tracks the daily performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Shiller Barclays CAPE® US Sector Total Return Index—An index that incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

12	DoubleLine Funds Trust

March 31, 2015

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

S&P 500® Index—The Standard & Poor’s U.S. 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P/Goldman Sachs Commodity Index (GSCI)—Standard & Poor’s Goldman Sachs Commodity Index, or GSCI, is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. The index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the Index a valuable economic indicator and commodities market benchmark. The GSCI Excess Return index is one of the three S&P GSCI Indices published, measuring the return accrued from investing in uncollateralized nearby commodity futures. This Excess Return Index includes an Energy component, which was referenced in this commentary.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

Annual Report	March 31, 2015	13

DoubleLine Funds’ Standardized Performance Summary	(Unaudited) March 31, 2015

As of March 31, 2015

DBLTX/DLTNX
Total Return Bond Fund Returns as of March 31, 2015	1 Year	3 Year Annualized	Since Inception Annualized (4-6-10 to 3-31-15)	Gross Expense Ratio
I-share (DBLTX)	5.93%	4.78%	8.65%	0.47%
N-share (DLTNX)	5.76%	4.55%	8.39%	0.72%
Barclays U.S. Aggregate Bond Index	5.72%	3.10%	4.54%
DBLEX/DLENX
Emerging Markets Fixed Income Fund Returns as of March 31, 2015	1 Year	3 Year Annualized	Since Inception Annualized (4-6-10 to 3-31-15)	Gross Expense Ratio
I-share (DBLEX)	2.90%	3.92%	6.22%	0.92%
N-share (DLENX)	2.64%	3.66%	5.96%	1.17%
JP Morgan Emerging Markets Bond Global Diversified Index	5.65%	5.37%	7.08%
DBLFX/DLFNX
Core Fixed Income Fund Returns as of March 31, 2015	1 Year	3 Year Annualized	Since Inception Annualized (6-1-10 to 3-31-15)	Gross Expense Ratio
I-share (DBLFX)	6.07%	4.51%	7.13%	0.52%
N-share (DLFNX)	5.91%	4.29%	6.88%	0.77%
Barclays U.S. Aggregate Bond Index	5.72%	3.10%	4.16%
DMLIX/DMLAX
Multi-Asset Growth Fund Returns as of March 31, 2015	1 Year	3 Year Annualized	Since Inception Annualized (12-20-10 to 3-31-15)	Gross Expense Ratio	Net Expense Ratio*
I-share (DMLIX)	6.22%	4.11%	3.80%	1.68%	1.55%
A-share (DMLAX)				1.93%	1.80%
A-share (No Load)	5.96%	3.80%	3.51%
A-share (With Load)	1.45%	2.31%	2.46%
Blended Benchmark**	-2.60%	1.95%	3.26%
S&P 500® TR	12.73%	16.11%	14.97%
DBLSX/DLSNX
Low Duration Bond Fund Returns as of March 31, 2015	1 Year	3 Year Annualized	Since Inception Annualized (9-30-11 to 9-30-14)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBLSX)	1.76%	2.05%	2.45%	0.49%	0.48%
N-share (DLSNX)	1.51%	1.80%	2.19%	0.74%	0.73%
BofA/Merrill Lynch 1-3 Year Treasury	1.00%	0.67%	0.61%
DBFRX/DLFRX
Floating Rate Fund Returns as of March 31, 2015	1 Year	Since Inception Annualized (2-1-13 to 3-31-15)	Gross Expense Ratio
I-share (DBFRX)	3.36%	3.35%	0.75%
N-share (DLFRX)	3.19%	3.21%	1.00%
S&P LSTA Leveraged Loan Index	2.53%	3.68%
DSEEX/DSENX
Shiller Enhanced CAPE® Returns as of March 31, 2015	1 Year	Since Inception Annualized (10-31-13 to 3-31-15)	Gross Expense Ratio	Net Expense Ratio*	Expense Cap*
I-share (DSEEX)	16.96%	17.84%	1.38%	0.99%	0.65%
N-share (DSENX)	16.60%	17.51%	1.63%	1.24%	0.90%
Shiller Barclays CAPE® U.S. Sector Total Return USD Index	14.39%	15.15%
S&P 500®	12.73%	14.61%

14	DoubleLine Funds Trust

(Unaudited) March 31, 2015

DFLEX/DLINX
Flexible Income Fund Returns as of March 31, 2015	Since Inception (4-7-14 to 3-31-15)	Gross Expense Ratio	Net Expense Ratio*
I-share (DFLEX)	3.85%	1.08%	0.83%
N-share (DLINX)	3.63%	1.33%	1.08%
LIBOR USD 3-Month Index	0.23%
DBLLX/DELNX
Low Duration Emerging Markets Fixed Income Fund Returns as of March 31, 2015	Since Inception (4-7-14 to 3-31-15)	Gross Expense Ratio	Net Expense Ratio*
I-share (DBLLX)	1.92%	0.98%	0.60%
N-share (DELNX)	1.80%	1.23%	0.85%
JP Morgan CEMBI Broad Diversified 1-3 Years	1.96%
DBLDX/DLLDX
Long Duration Total Return Bond Fund Returns as of March 31, 2015	Since Inception (12-15-14 to 3-31-15)	Gross Expense Ratio	Net Expense Ratio***
I-share (DBLDX)	5.15%	1.10%	0.66%
N-share (DLLDX)	4.99%	1.35%	0.91%
Barclays Long Government/Credit Index	3.82%

The performance information shown assumes the reinvestment of all dividends and distributions. Performance reflects management fees and other fund expenses. Returns over 1- year are average annual returns. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Performance data shown for the Multi-Asset Growth Fund Class (With Load) reflects the Class A maximum sales charge of 4.25%. Performance data shown for the Class A (No Load) does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. The Multi-Asset Growth Fund and Floating Rate Fund impose a 1.00% redemption fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

* The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Funds for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to the expense ratios shown. These expense limitations are expected to apply until at least July 31, 2016, except that they may be terminated by the Board of Trustees at any time.

**The Blended Benchmark for the Multi-Asset Growth Fund is 60% Barclays Cap Agg, 25% MSCI AC World Index & 15% SP GS Com TR

*** The Adviser has contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to the expense ratios shown. These expense limitations are expected to apply until at least November 20, 2016, except that they may be terminated by the Board of Trustees at any time.

Mutual Fund Investing involves risk. Principal loss is possible.

Annual Report	March 31, 2015	15

Schedule of Investments DoubleLine Total Return Bond Fund	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.5%

	CAN Capital Funding LLC,
$50,000,000	Series 2012-1A-B1	3.12%	^	04/15/2020	50,060,000

	DB Master Finance LLC,
54,500,000	Series 2015-1A-A2I	3.26%	^	02/20/2045	55,074,512
37,500,000	Series 2015-1A-A2II	3.98%	^	02/20/2045	38,356,144

	Eaglewood Consumer Loan Trust,
54,000,000	Series 2014-1-A	3.50%	^¥	10/15/2019	54,475,200

	Nelnet Student Loan Trust,
31,700,000	Series 2007-2A-B1	1.40%	#^	09/25/2035	29,705,436

	Total Asset Backed Obligations (Cost $226,629,475)				227,671,292

COLLATERALIZED LOAN OBLIGATIONS 4.9%

	Adams Mill Ltd.,
10,000,000	Series 2014-1A-C1	3.25%	#^	07/15/2026	9,866,417

	AIMCO,
20,890,050	Series 2006-AA-A1	0.51%	#^	08/20/2020	20,805,635

	ALM Loan Funding,
3,750,000	Series 2012-6A-C	5.02%	#^	06/14/2023	3,813,612
20,000,000	Series 2012-7A-A1	1.68%	#^	10/19/2024	20,008,728

	Anchorage Capital Ltd.,
3,500,000	Series 2014-4A-A1A	1.71%	#^	07/28/2026	3,472,556

	Apidos Ltd.,
1,500,000	Series 2006-4A-D	1.76%	#^	10/27/2018	1,488,244
24,757,339	Series 2007-5A-A18	0.48%	#^	04/15/2021	24,662,696
43,750,000	Series 2013-16A-A1	1.71%	#^	01/19/2025	43,766,236
5,500,000	Series 2014-18A-B	3.06%	#^	07/22/2026	5,425,150
25,000,000	Series 2014-19A-A1	1.71%	#^	10/17/2026	25,037,095
23,000,000	Series 2015-20A-A1	1.77%	#^	01/16/2027	23,014,108

	ARES Ltd.,
7,554,356	Series 2007-12A-A	0.89%	#^	11/25/2020	7,523,131
25,000,000	Series 2013-1A-B	2.00%	#^	04/15/2025	24,697,890
6,500,000	Series 2013-1A-D	4.00%	#^	04/15/2025	6,364,993
4,691,961	Series 2014-30A-A2	1.11%	#^	04/20/2023	4,669,398

	Atrium Corporation,
43,299,213	Series 5A-A2A	0.48%	#^	07/20/2020	43,097,950

	Avery Point Ltd.,
3,950,000	Series 2013-2A-D	3.71%	#^	07/17/2025	3,799,341
5,000,000	Series 2014-1A-A	1.78%	#^	04/25/2026	5,000,927
4,250,000	Series 2014-1A-D	3.76%	#^	04/25/2026	4,131,740

	Babson Ltd.,
15,391,164	Series 2005-3A-A	0.51%	#^	11/10/2019	15,344,194
4,500,000	Series 2014-3A-D2	4.69%	#^	01/15/2026	4,540,949
4,750,000	Series 2014-IIA-C	3.17%	#^	10/17/2026	4,626,364
3,750,000	Series 2014-IIA-D	3.87%	#^	10/17/2026	3,651,786

	Baker Street Funding Ltd.,
5,000,000	Series 2005-1A-B	0.72%	#^	12/15/2018	4,936,996

	Ballyrock Ltd.,
1,000,000	Series 2014-1A-B	3.43%	#^	10/20/2026	992,331
2,000,000	Series 2014-1A-C	3.98%	#^	10/20/2026	1,925,106

	Birchwood Park Ltd.,
5,000,000	Series 2014-1A-C2	3.40%	#^	07/15/2026	5,016,205
6,500,000	Series 2014-1A-D2	4.45%	#^	07/15/2026	6,548,612

	Black Diamond Ltd.,
1,289,053	Series 2005-1A-A1	0.54%	#^	06/20/2017	1,287,174

	BlackRock Senior Income,
8,864,674	Series 2006-4A-A	0.50%	#^	04/20/2019	8,793,092
4,410,070	Series 2007-5A-A3	0.49%	#^	08/13/2019	4,362,307

	BlueMountain Ltd.,
25,000,000	Series 2012-2A-A1	1.68%	#^	11/20/2024	25,000,090
19,000,000	Series 2012-2A-B1	2.32%	#^	11/20/2024	19,023,507
16,150,000	Series 2012-2A-C	3.01%	#^	11/20/2024	15,981,268
31,870,000	Series 2013-1A-A1	1.46%	#^	05/15/2025	31,555,510
5,000,000	Series 2014-3A-A1	1.48%	#^	10/15/2026	4,996,713
6,250,000	Series 2014-4A-B1	2.65%	#^	11/30/2026	6,279,601

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BMI Trust,
$80,604,079	Series 2013-1AR-A1R	1.20%	#^	08/01/2021	80,243,497

	BridgePort Ltd.,
852,851	Series 2006-1A-A1	0.51%	#^	07/21/2020	839,643

	Brookside Mill Ltd.,
17,000,000	Series 2013-1A-C1	2.95%	#^	04/17/2025	16,522,837

	Callidus Debt Partners Fund Ltd.,
20,257,634	Series 2007-6A-A1T	0.52%	#^	10/23/2021	19,798,199

	Canyon Capital Ltd.,
9,500,000	Series 2012-1A-B1	2.20%	#^	01/15/2024	9,416,448
1,000,000	Series 2014-1A-B	2.90%	#^	04/30/2025	977,386

	Carlyle Global Market Strategies Ltd.,
17,000,000	Series 2014-3A-B	3.41%	#^	07/27/2026	17,053,096
2,500,000	Series 2014-3A-C2	4.46%	#^	07/27/2026	2,518,659

	Carlyle High Yield Partners Ltd.,
1,750,000	Series 2006-8A-B	0.64%	#^	05/21/2021	1,699,622
6,349,422	Series 2007-10A-A2A	0.47%	#^	04/19/2022	6,266,942

	Catamaran Ltd.,
8,500,000	Series 2015-1A1-B	2.48%	#^	04/22/2027	8,500,000
47,000,000	Series 2015-1A-A	1.83%	#^	04/22/2027	47,000,000

	Cent Ltd.,
3,000,000	Series 2005-10A-D	2.02%	#^	12/15/2017	2,988,755
14,179,625	Series 2006-11A-A1	0.52%	#^	04/25/2019	14,031,431
1,720,372	Series 2007-14A-A1	0.49%	#^	04/15/2021	1,693,080
14,491,427	Series 2007-14A-A2A	0.48%	#^	04/15/2021	14,250,656
6,250,000	Series 2014-22A-B	3.43%	#^	11/07/2026	6,277,167
7,250,000	Series 2014-22A-C	3.98%	#^	11/07/2026	7,064,749

	Covenant Credit Partners Ltd.,
5,000,000	Series 2014-1A-A	1.74%	#^	07/20/2026	4,962,670

	Crown Point Ltd.,
10,271,196	Series 2012-1A-A1LB	1.76%	#^	11/21/2022	10,267,912

	Dryden Leveraged Loan,
5,000,000	Series 2006-11A-C1	1.85%	#^	04/12/2020	4,876,908

	Dryden Senior Loan Fund,
4,000,000	Series 2012-24A-D	5.01%	#^	11/15/2023	4,048,020
10,000,000	Series 2012-25A-B1	2.48%	#^	01/15/2025	10,018,076

	Flagship,
25,000,000	Series 2014-8A-A	1.76%	#^	01/16/2026	25,074,347

	Flatiron Ltd.,
18,100,000	Series 2013-1A-A1	1.66%	#^	01/17/2026	18,019,307
3,000,000	Series 2014-1A-B	3.11%	#^	07/17/2026	2,968,755
6,750,000	Series 2014-1A-C	3.56%	#^	07/17/2026	6,475,121

	Fortress Credit Ltd.,
10,000,000	Series 2013-1A-A	1.43%	#^	01/19/2025	9,893,765
10,000,000	Series 2013-1A-B	2.15%	#^	01/19/2025	9,786,245

	Galaxy Ltd.,
2,000,000	Series 2013-15A-A	1.50%	#^	04/15/2025	1,984,224
13,000,000	Series 2013-15A-B	2.10%	#^	04/15/2025	12,931,915
13,100,000	Series 2013-15A-C	2.85%	#^	04/15/2025	12,880,857
6,125,000	Series 2013-15A-D	3.65%	#^	04/15/2025	5,931,966

	GLG Ore Hill Ltd.,
37,000,000	Series 2013-1A-A	1.37%	#^	07/15/2025	36,369,812

	Golden Tree Loan Opportunities Ltd.,
30,000,000	Series 2014-9A-A	1.83%	#^	10/29/2026	30,079,923

	Halcyon Loan Advisors Funding Ltd.,
6,500,000	Series 2014-2A-C	3.73%	#^	04/28/2025	5,816,297
1,750,000	Series 2014-2A-D	5.26%	#^	04/28/2025	1,531,250
5,000,000	Series 2014-3A-D	3.91%	#^	10/22/2025	4,536,854

	Harbourview Ltd.,
30,000,000	Series 7A-A1	1.82%	#^	11/18/2026	29,999,799

	Hildene Ltd.,
25,000,000	Series 2014-3A-A	1.88%	#^	10/20/2026	24,941,853

	ICE Global Credit Ltd.,
30,000,000	Series 2013-1A-A1	2.01%	#^¥	04/20/2024	28,941,000
25,000,000	Series 2013-1A-B2	2.81%	#^¥	04/20/2024	22,222,500

16	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	ING Ltd.,
$19,749,598	Series 2007-5A-A1A	0.48%	#^	05/01/2022	19,621,277
10,500,000	Series 2013-3A-A1	1.85%	#	08/01/2020	10,058,772
3,415,000	Series 2013-3A-A1	1.71%	#^	01/18/2026	3,413,508
4,250,000	Series 2013-3A-B	2.96%	#^	01/18/2026	4,185,738

	Jamestown Ltd.,
15,000,000	Series 2012-1A-A1	1.69%	#^	11/05/2024	14,981,220
50,000,000	Series 2013-3A-A1A	1.70%	#^	01/15/2026	49,856,305
15,000,000	Series 2014-4A-A1A	1.75%	#^	07/15/2026	14,984,340
28,750,000	Series 2015-6A-A1A	1.86%	#^	02/20/2027	28,858,580

	KVK Ltd.,
20,000,000	Series 2013-1A-A	1.65%	#^	04/14/2025	19,836,474

	Landmark Ltd.,
8,038,057	Series 2006-7A-A2L	0.70%	#^	07/15/2018	8,068,989
9,500,000	Series 2006-8A-C	1.01%	#^	10/19/2020	9,282,796

	LCM LP,
3,650,000	Series 11A-D2	4.21%	#^	04/19/2022	3,649,359
21,000,000	Series 12A-A	1.73%	#^	10/19/2022	21,021,143
12,600,000	Series 13A-C	3.16%	#^	01/19/2023	12,596,260
7,825,000	Series 14A-D	3.75%	#^	07/15/2025	7,608,446
21,000,000	Series 16A-A	1.75%	#^	07/15/2026	21,012,390
2,750,000	Series 16A-D	3.85%	#^	07/15/2026	2,663,787
7,500,000	Series 6A-C	1.06%	#^	05/28/2019	7,293,635

	Limerock Ltd.,
7,000,000	Series 2014-2A-A	1.76%	#^	04/18/2026	7,002,216
25,000,000	Series 2014-3A-A1	1.79%	#^	10/20/2026	25,006,550

	Madison Park Funding Ltd.,
4,558,461	Series 2007-4A-A1A	0.48%	#^	03/22/2021	4,513,231
1,000,000	Series 2012-9X-C1	3.86%	#	08/15/2022	1,012,481
3,000,000	Series 2014-14A-C1	3.36%	#^	07/20/2026	3,024,128
4,000,000	Series 2014-15A-C	3.91%	#^	01/27/2026	3,896,257

	Magnetite Ltd.,
7,500,000	Series 2012-6A-A	1.77%	#^	09/15/2023	7,503,672
19,250,000	Series 2015-12A-A	1.82%	#^	04/15/2027	19,252,193
17,000,000	Series 2013-5A-A2A	2.58%	#^	02/21/2025	17,024,194

	Marea Ltd.,
2,000,000	Series 2012-1A-D	4.80%	#^	10/16/2023	2,017,847

	Mountain Capital Ltd.,
2,189,417	Series 2007-6A-A	0.49%	#^	04/25/2019	2,176,049

	Nautique Funding Ltd.,
8,376,193	Series 2006-1A-A1A	0.50%	#^	04/15/2020	8,279,867
2,000,000	Series 2006-1A-C	1.95%	#^	04/15/2020	1,948,261

	Nomad Ltd.,
9,000,000	Series 2013-1A-B	3.20%	#^	01/15/2025	8,876,243
3,500,000	Series 2013-1A-C	3.75%	#^	01/15/2025	3,327,499

	Northwoods Capital Corporation,
30,000,000	Series 2012-9A-A	1.68%	#^	01/18/2024	29,913,720
16,660,000	Series 2013-10-A1	1.65%	#^	11/04/2025	16,604,037

	Nylim Flatiron Ltd.,
13,500,857	Series 2006-1A-A2A	0.48%	#^	08/08/2020	13,426,844

	Oak Hill Credit Partners,
29,000,000	Series 2012-7A-A	1.68%	#^	11/20/2023	28,973,221
18,000,000	Series 2012-7A-B1	2.51%	#^	11/20/2023	18,110,596

	Ocean Trails,
50,000,000	Series 2014-5A-A2	1.93%	#^	10/13/2026	50,148,735

	OCP Ltd.,
9,000,000	Series 2012-2A-A2	1.74%	#^	11/22/2023	9,019,506
1,520,947	Series 2012-2A-X2	1.74%	#^	11/22/2023	1,523,156
10,000,000	Series 2013-3A-B	3.01%	#^	01/17/2025	9,761,479

	Octagon Investment Partners Ltd.,
15,000,000	Series 2014-1A-A	1.70%	#^	08/12/2026	14,979,579
13,500,000	Series 2014-1A-B	3.45%	#^	11/14/2026	13,565,432
5,500,000	Series 2014-1A-C	3.90%	#^	11/14/2026	5,328,938
1,500,000	Series 2014-1A-C2	3.79%	#^	11/22/2025	1,517,130
4,000,000	Series 2014-1A-X	1.29%	#^	11/22/2025	4,004,090

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	OHA Intrepid Leverage Loan Fund Ltd.,
$11,734,053	Series 2011-1AR-AR	1.18%	#^	04/20/2021	11,705,170
10,000,000	Series 2011-1AR-DR	3.31%	#^	04/20/2021	10,029,279

	OZLM Funding Ltd.,
9,000,000	Series 2013-5A-A1	1.73%	#^	01/17/2026	8,994,267

	OZLM Ltd.,
6,700,000	Series 2014-6A-A1	1.81%	#^	04/17/2026	6,716,687
25,000,000	Series 2014-9A-A1	1.83%	#^	01/20/2027	25,099,518
38,500,000	Series 2015-11A-A1A	1.82%	#^	01/30/2027	38,547,821
5,000,000	Series 2015-11A-A2A	2.52%	#^	01/30/2027	5,015,201

	Race Point Ltd.,
6,000,000	Series 2007-4A-C	1.00%	#^	08/01/2021	5,866,205
25,000,000	Series 2012-7A-A	1.68%	#^	11/08/2024	24,964,993
24,000,000	Series 2012-7A-B	2.51%	#^	11/08/2024	24,146,448
5,500,000	Series 2013-8A-B	2.13%	#^	02/20/2025	5,479,950

	Regatta Funding Ltd.,
30,000,000	Series 2014-1A-A1A	1.79%	#^	10/25/2026	30,050,439

	Saturn Ltd.,
3,200,000	Series 2007-1A-D	4.26%	#^	05/13/2022	3,055,604

	Sierra Ltd.,
6,500,000	Series 2006-2A-A2L	0.69%	#^	01/22/2021	6,434,702

	Sound Harbor Loan Fund Ltd.,
25,000,000	Series 2014-1A-A1	1.73%	#^	10/30/2026	24,939,733

	Steele Creek Ltd.,
22,000,000	Series 2014-1A-A1	1.86%	#^	08/21/2026	21,950,865

	Symphony Ltd.,
29,500,000	Series 2013-11A-B1	2.46%	#^	01/17/2025	29,610,947
10,250,000	Series 2013-11A-C	3.41%	#^	01/17/2025	10,316,033

	Thacher Park Ltd.,
2,000,000	Series 2014-1A-C	3.30%	#^	10/20/2026	2,003,605
4,500,000	Series 2014-1A-D1	3.78%	#^	10/20/2026	4,326,768

	Venture Ltd.,
11,756,946	Series 2006-1A-A1	0.49%	#^	08/03/2020	11,626,259
9,257,985	Series 2007-8A-A2A	0.48%	#^	07/22/2021	9,137,651
17,000,000	Series 2014-17A-A	1.73%	#^	07/15/2026	16,975,559
3,250,000	Series 2014-17A-B2	2.35%	#^	07/15/2026	3,239,405

	Voya Ltd.,
23,000,000	Series 2014-4A-A1	1.73%	#^	10/14/2026	23,035,526

	Washington Mill Ltd.,
56,500,000	Series 2014-1A-A1	1.76%	#^	04/20/2026	56,391,497
5,000,000	Series 2014-1A-B1	2.31%	#^	04/20/2026	4,968,767
4,750,000	Series 2014-1A-C	3.26%	#^	04/20/2026	4,645,611

	Westwood Ltd.,
13,059,407	Series 2006-1X-A1	0.51%	#	03/25/2021	12,935,658
21,648,494	Series 2007-2A-A1	0.48%	#^	04/25/2022	21,457,814

	WhiteHorse Ltd.,
2,000,000	Series 2006-1A-B1L	2.10%	#^	05/01/2018	2,001,649
50,000,000	Series 2012-1A-A1L	1.65%	#^	02/03/2025	49,704,540

	Wind River Ltd.,
59,000,000	Series 2012-1A-A	1.65%	#^	01/15/2024	58,890,295
18,000,000	Series 2012-1A-B1	2.35%	#^	01/15/2024	17,956,710
13,750,000	Series 2012-1A-C1	3.30%	#^	01/15/2024	13,600,253

	Zais Ltd.,
30,000,000	Series 2014-2A-A1A	1.73%	#^	07/25/2026	29,856,117

	Total Collateralized Loan Obligations (Cost $2,254,817,800)				2,253,616,911

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 7.5%

	BAMLL Commercial Mortgage Securities Trust,
10,150,000	Series 2011-07C1-A3B	5.38%	^	12/15/2016	10,609,211
8,350,000	Series 2014-IP-E	2.72%	#^	06/15/2028	8,355,782

	Banc of America Commercial Mortgage Trust,
19,741,000	Series 2006-4-AM	5.68%		07/10/2046	20,890,518
5,038,000	Series 2006-6-AM	5.39%		10/10/2045	5,333,025
22,365,000	Series 2007-1-AMFX	5.48%	#	01/15/2049	23,337,620

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	17

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Banc of America Commercial Mortgage Trust, (Cont.)
$11,700,000	Series 2007-2-AM	5.79%	#	04/10/2049	12,613,477
59,298,515	Series 2007-5-AM	5.77%	#	02/10/2051	63,345,461
247,600,934	Series 2007-5-XW	0.53%	#^ I/O	02/10/2051	1,958,523

	Bear Stearns Commercial Mortgage Securities Inc.
226,872	Series 2004-PWR4-A3	5.47%	#	06/11/2041	226,789
4,480,156	Series 2005-T18-AJ	5.01%	#	02/13/2042	4,480,443
4,848,000	Series 2006-PW13-AJ	5.61%	#	09/11/2041	4,996,266
19,225,000	Series 2006-PW14-AM	5.24%		12/11/2038	20,393,486
28,000,000	Series 2007-PW16-AM	5.90%	#	06/11/2040	30,496,536
12,815,000	Series 2007-PW17-AMFL	0.87%	#^	06/11/2050	12,601,617
4,500,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	4,657,189

	Boca Hotel Portfolio Trust,
9,500,000	Series 2013-BOCA-E	3.92%	#^	08/15/2026	9,503,662

	CD Commercial Mortgage Trust,
45,625,000	Series 2006-CD2-AM	5.35%	#	01/15/2046	47,135,187
99,887,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	104,603,864
1,279,223	Series 2007-CD4-ASB	5.28%		12/11/2049	1,288,431

	CDGJ Commercial Mortgage Trust,
33,200,000	Series 2014-BXCH-B	2.02%	#^	12/15/2027	33,359,875

	Citigroup Commercial Mortgage Trust,
19,881,000	Series 2007-C6-AM	5.90%	#	12/10/2049	21,200,880
7,020,000	Series 2007-C6-AMFX	5.70%	#^	12/10/2049	7,478,589
11,250,000	Series 2008-C7-AM	6.35%	#	12/10/2049	12,314,987
297,278,896	Series 2012-GC8-XA	2.36%	#^ I/O	09/10/2045	28,972,950
9,011,000	Series 2014-GC25-A4	3.64%		10/10/2047	9,644,054
199,743,162	Series 2014-GC25-XA	1.25%	# I/O	10/10/2047	16,000,126
50,000,000	Series 2015-GC27-A5	3.14%		02/10/2048	51,384,475
6,265,000	Series 2015-GC27-B	3.77%		02/10/2048	6,423,194
8,216,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	7,589,123
224,354,349	Series 2015-GC27-XA	1.45%	# I/O	02/10/2048	23,877,809

	COBALT Commercial Mortgage Trust,
17,400,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	17,825,160
22,750,000	Series 2007-C2-AMFX	5.53%	#	04/15/2047	24,354,341

	Commercial Mortgage Pass-Through Certificates,
91,396,786	Series 2002-LC4-XA	2.59%	#^ I/O	12/10/2044	10,257,598
8,494,191	Series 2007-C9-AJFL	0.87%	#^	12/10/2049	8,292,781
39,382,369	Series 2012-CR2-XA	1.90%	# I/O	08/15/2045	3,810,855
185,448,578	Series 2012-CR3-XA	2.17%	# I/O	10/15/2045	20,082,134
7,040,566	Series 2012-MVP-A	2.12%	#^	11/17/2026	7,041,932
3,500,000	Series 2012-MVP-B	1.60%	#^	11/17/2026	3,500,534
3,200,000	Series 2012-MVP-C	2.32%	#^	11/17/2026	3,200,726
111,630,405	Series 2013-CR10-XA	1.16%	# I/O	08/10/2046	5,800,707
3,835,376	Series 2013-FL3-RRI2	4.25%	#^	10/13/2028	3,857,631
3,550,000	Series 2014-CR15-D	4.92%	#^	02/10/2047	3,584,057
9,850,000	Series 2014-CR19-C	4.88%	#	08/10/2047	10,553,044
5,211,000	Series 2014-CR20-A4	3.59%		11/10/2047	5,561,932
30,400,000	Series 2014-CR20-C	4.66%	#	11/10/2047	32,129,638
71,378,000	Series 2014-CR21-A3	3.53%		12/10/2047	75,822,458
20,650,000	Series 2014-KYO-E	2.53%	#^	06/11/2027	20,649,711
10,480,000	Series 2014-KYO-F	3.68%	#^	06/11/2027	10,466,617
15,011,000	Series 2014-UBS3-A4	3.82%		06/10/2047	16,290,988
16,450,000	Series 2015-CR22-D	4.27%	#^	03/10/2048	15,035,563
226,755,000	Series 2015-CR22-XA	1.17%	# I/O	03/10/2048	16,050,739
50,000,000	Series 2015-DC1-A5	3.35%		02/10/2048	52,319,575
8,715,000	Series 2015-DC1-C	4.50%	#	02/10/2048	9,041,324
13,275,000	Series 2015-DC1-D	4.50%	#^	02/10/2048	12,396,056
412,021,000	Series 2015-DC1-XA	1.34%	# I/O	02/10/2048	33,362,782
35,000,000	Series 2015-LC19-A4	3.18%		02/10/2048	36,271,987

	Core Industrial Trust Commercial Mortgage Pass-Through Certificates,
8,215,000	Series 2015-CALW-D	3.85%	^	02/10/2034	8,437,453

	Countrywide Commercial Mortgage Trust,
25,469,233	Series 2007-MF1-A	6.28%	#^	11/12/2043	26,806,368

	Credit Suisse First Boston Mortgage Securities Corporation,
1,844,175	Series 1998-C2-F	6.75%	#^	11/15/2030	1,902,185
154,501	Series 2001-CF2-G	6.93%	^	02/15/2034	154,520
7,675,000	Series 2005-C6-AM	5.23%	#	12/15/2040	7,838,911

	Credit Suisse Mortgage Capital Certificates,
6,500,000	Series 2006-C4-AM	5.51%		09/15/2039	6,853,681

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse Mortgage Capital Certificates, (Cont.)
$51,221,320	Series 2006-C5-AM	5.34%		12/15/2039	53,783,359
5,164,000	Series 2007-C2-AM	5.57%	#	01/15/2049	5,541,576
28,850,000	Series 2007-C4-A1AM	5.90%	#	09/15/2039	31,270,486
16,900,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	17,843,578
8,800,000	Series 2010-RR1-1B	5.69%	#^	04/16/2049	9,256,720
5,150,000	Series 2010-RR2-3B	5.57%	#^	12/15/2043	5,457,097
10,000,000	Series 2010-RR5-2B	5.34%	#^	12/16/2043	10,596,305
150,822,000	Series 2014-USA-X1	0.55%	#^ I/O	09/15/2037	7,319,852

	CSAIL Commercial Mortgage Trust,
4,606,000	Series 2015-C1-C	4.45%	#	04/15/2050	4,624,424

	DBRR Trust,
14,554,963	Series 2011-C32-A3B	5.71%	#^	06/17/2049	15,421,231

	DBUBS Mortgage Trust,
183,565,478	Series 2011-LC2A-XA	1.56%	#^ I/O	07/10/2044	8,179,953

	Del Coronado Trust,
8,000,000	Series 2013-HDC-D	2.12%	#^	03/15/2026	8,005,884
9,550,000	Series 2013-HDC-E	2.82%	#^	03/15/2026	9,559,999
5,500,000	Series 2013-HDMZ-M	5.17%	#^	03/15/2018	5,541,781

	Extended Stay America Trust,
3,500,000	Series 2013-ESFL-DFL	3.31%	#^	12/05/2031	3,504,401
8,000,000	Series 2013-ESH5-A15	1.28%	^	12/05/2031	7,960,807

	GE Capital Commercial Mortgage Corporation,
5,293,539	Series 2005-C2-B	5.11%	#	05/10/2043	5,292,030

	Greenwich Capital Commercial Funding Corporation,
20,540,000	Series 2005-GG5-AM	5.28%	#	04/10/2037	20,857,148
15,265,000	Series 2006-GG7-AJ	6.01%	#	07/10/2038	15,641,427
12,765,000	Series 2006-GG7-AM	6.01%	#	07/10/2038	13,373,099
23,350,000	Series 2007-GG11-AJ	6.25%	#	12/10/2049	24,792,563
8,350,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	9,049,350
53,944,500	Series 2007-GG9-AM	5.48%		03/10/2039	56,956,114
21,460,000	Series 2007-GG9-AMFX	5.48%		03/10/2039	22,706,365

	GS Mortgage Securities Corporation,
12,100,000	Series 2006-GG6-AJ	5.71%	#	04/10/2038	12,376,146
9,055,000	Series 2006-GG6-AM	5.62%	#	04/10/2038	9,315,530
143,274,680	Series 2006-GG6-XC	0.13%	#^ I/O	04/10/2038	58,599
76,033,000	Series 2006-GG8-AJ	5.62%		11/10/2039	77,849,999
25,000,000	Series 2006-GG8-AM	5.59%		11/10/2039	26,436,350
30,833,867	Series 2011-GC3-X	1.12%	#^ I/O	03/10/2044	832,437
112,752,533	Series 2012-GC6-XA	2.30%	#^ I/O	01/10/2045	11,640,572
1,610,468	Series 2012-GCJ7-A1	1.14%		05/10/2045	1,615,003
60,850,000	Series 2014-GC26-A5	3.63%		11/10/2047	65,103,050
35,000,000	Series 2015-GC28-A5	3.40%		02/10/2048	36,701,945
293,149,444	Series 2015-GC28-XA	1.32%	# I/O	02/10/2048	22,966,500

	JP Morgan Chase Commercial Mortgage Securities Corporation,
5,958,079	Series 2004-CBX-X1	0.69%	#^ I/O	01/12/2037	31,822
295,887	Series 2004-LN2-A2	5.12%		07/15/2041	296,212
4,260,000	Series 2004-LN2-D	5.31%	#	07/15/2041	4,008,579
20,580,000	Series 2005-CIBC12-AJ	4.99%	#	09/12/2037	20,667,424
79,854,058	Series 2005-LDP4-X1	0.41%	#^ I/O	10/15/2042	52,544
9,704,000	Series 2006-LDP7-AM	6.06%	#	04/15/2045	10,206,250
126,887,613	Series 2006-LDP8-X	0.72%	# I/O	05/15/2045	754,854
39,394,685	Series 2006-LDP9-AM	5.37%		05/15/2047	41,006,184
4,681,573	Series 2007-C1-ASB	5.86%		02/15/2051	4,898,377
24,000,000	Series 2007-CB18-AMFX	5.40%		06/12/2047	25,568,640
164,104,846	Series 2007-CB18-X	0.44%	# I/O	06/12/2047	758,000
22,680,000	Series 2007-CB20-AM	6.08%	#	02/12/2051	24,883,657
1,091,645,999	Series 2007-CB20-X1	0.45%	#^ I/O	02/12/2051	7,772,520
22,100,000	Series 2007-CIBC19-AM	5.89%	#	02/12/2049	23,399,469
9,144,000	Series 2007-CIBC20	6.28%	#	02/12/2051	9,641,059
43,195,330	Series 2007-LD12-AM	6.21%	#	02/15/2051	46,994,402
11,336,000	Series 2009-RR2-GEB	5.54%	^	12/13/2049	12,008,673
2,564,470	Series 2011-CCHP-B	3.50%	#^	07/15/2028	2,577,155
1,835,267	Series 2011-PLSD-A1	2.19%	^	11/13/2044	1,856,985
220,363,350	Series 2012-C6-XA	1.92%	# I/O	05/15/2045	19,040,275
467,691,873	Series 2012-C8-XA	2.12%	# I/O	10/15/2045	46,207,022
162,565,571	Series 2012-CBX-XA	1.75%	# I/O	06/15/2045	12,299,630
5,425,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	5,660,733
6,725,000	Series 2014-INN-C	1.88%	#^	06/15/2029	6,698,271
7,250,000	Series 2014-INN-D	2.53%	#^	06/15/2029	7,213,297
24,200,000	Series 2014-PHH-D	2.57%	#^	08/15/2027	24,305,693

18	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Corporation, (Cont.)
$14,406,000	Series 2014-PHH-E	3.47%	#^	08/15/2027	14,491,975
7,595,000	Series 2015-CSMO-C	2.43%	#^	01/15/2032	7,606,891

	JPMBB Commercial Mortgage Securities Trust,
108,436,012	Series 2014-C18-XA	1.15%	# I/O	02/15/2047	7,039,666
3,396,000	Series 2014-C21-C	4.66%	#	08/15/2047	3,649,977
186,459,410	Series 2014-C25-XA	1.02%	# I/O	11/15/2047	12,971,795
32,031,000	Series 2014-C26-A4	3.49%		01/15/2048	33,920,172
6,499,000	Series 2014-C26-C	4.43%	#	01/15/2048	6,813,220
258,544,623	Series 2014-C26-XA	1.19%	# I/O	01/15/2048	19,543,776
14,055,000	Series 2015-C27-C	4.35%	#	02/15/2048	14,439,559
34,419,946	Series 2015-C27-XA	1.40%	# I/O	02/15/2048	3,120,340
10,425,000	Series 2015-C27-D	3.85%	#^	02/15/2048	9,236,305

	LB Commercial Mortgage Trust,
7,550,000	Series 2007-C3-AMFL	5.90%	#^	07/15/2044	8,235,906

	LB-UBS Commercial Mortgage Trust,
20,600,000	Series 2005-C7-AJ	5.32%	#	11/15/2040	21,073,687
154,810,761	Series 2006-C7-XCL	0.63%	#^ I/O	11/15/2038	1,401,347
51,550,000	Series 2007-C1-AJ	5.48%		02/15/2040	53,857,198
38,308,952	Series 2007-C1-AM	5.46%		02/15/2040	40,949,148
48,739,000	Series 2007-C2-AM	5.49%	#	02/15/2040	51,603,001

	Merrill Lynch Mortgage Investors Trust,
145,574,428	Series 1998-C1-IO	0.64%	# I/O	11/15/2026	2,372,135

	Merrill Lynch Mortgage Trust,
9,912,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	10,074,775

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
6,970,000	Series 2006-4-AM	5.20%		12/12/2049	7,390,131
42,850,000	Series 2007-5-AM	5.42%		08/12/2048	45,314,732

	Morgan Stanley Bank of America Merrill Lynch Trust,
1,175,000	Series 2014-C14-D	4.83%	#^	02/15/2047	1,188,230
11,700,000	Series 2014-C18-C	4.49%		10/15/2047	12,250,947
45,025,000	Series 2014-C19-A4	3.53%		12/15/2047	47,799,283
37,950,000	Series 2014-C19-C	4.00%		12/15/2047	37,889,830
56,050,000	Series 2015-C20-A4	3.25%		02/15/2048	58,196,491
20,457,500	Series 2015-C20-B	4.16%		02/15/2048	21,379,601
6,457,500	Series 2015-C20-C	4.46%	#	02/15/2048	6,690,987
251,437,374	Series 2015-C20-XA	1.43%	# I/O	02/15/2048	24,767,461

	Morgan Stanley Capital, Inc.,
309,756,804	Series 2006-HQ10-X1	0.70%	#^ I/O	11/12/2041	2,015,278
10,650,000	Series 2006-HQ8-AJ	5.68%	#	03/12/2044	10,898,252
45,421,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	47,498,466
1,658,459	Series 2007-HQ12-A2FL	0.43%	#	04/12/2049	1,658,046
3,316,917	Series 2007-HQ12-A2FX	5.86%	#	04/12/2049	3,313,526
4,372,000	Series 2007-IQ13-AM	5.41%		03/15/2044	4,662,301
2,575,000	Series 2014-CPT-E	3.56%	#^	07/13/2029	2,604,546
2,325,000	Series 2014-CPT-F	3.56%	#^	07/13/2029	2,282,912
12,400,000	Series 2014-MP-D	3.69%	#^	08/11/2029	12,809,070
11,000,000	Series 2014-MP-E	3.69%	#^	08/11/2029	11,178,431

	Morgan Stanley Re-Remic Trust,
12,529,000	Series 2009-GG10-A4B	5.99%	#^	08/12/2045	13,454,993
28,800,000	Series 2010-GG10-A4B	5.99%	#^	08/15/2045	30,927,946
48,500,000	Series 2013-AJ-AJA	0.50%	^	12/17/2049	44,741,250

	Multi Security Asset Trust,
204,200	Series 2005-RR4A-A3	5.00%	^	11/28/2035	204,037

	TIAA Seasoned Commercial Mortgage Trust,
16,746,000	Series 2007-C4-AJ	5.53%	#	08/15/2039	16,958,959

	UBS-Barclays Commercial Mortgage Trust,
105,220,085	Series 2012-C3-XA	2.28%	#^ I/O	08/10/2049	11,291,430

	Wachovia Bank Commercial Mortgage Trust,
5,840,000	Series 2005-C22-AM	5.32%	#	12/15/2044	5,948,221
46,710,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	47,988,873
19,500,000	Series 2006-C28-AM	5.60%	#	10/15/2048	20,675,285
10,000,000	Series 2007-30-AMFL	0.38%	#^	12/15/2043	9,650,535
31,858,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	32,654,832
9,680,000	Series 2007-C30-AM	5.38%		12/15/2043	10,275,601
5,000,000	Series 2007-C31-AM	5.59%	#	04/15/2047	5,343,748
8,565,000	Series 2007-C32-AMFX	5.70%	^	06/15/2049	9,204,698
20,516,700	Series 2007-C33-AJ	5.96%	#	02/15/2051	21,673,585

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wachovia Bank Commercial Mortgage Trust, (Cont.)
$9,250,000	Series 2007-C33-AM	5.96%	#	02/15/2051	10,034,113

	Wells Fargo Commercial Mortgage Trust,
38,265,000	Series 2014-LC18-A5	3.41%		12/15/2047	40,201,917
4,346,710	Series 2014-LC18-B	3.96%		12/15/2047	4,574,065
30,000,000	Series 2015-C26-A4	3.17%		02/15/2048	30,906,465
11,460,000	Series 2015-C26-C	4.07%		02/15/2048	11,533,911
465,241,295	Series 2015-C26-XA	1.43%	# I/O	02/15/2048	45,401,968
28,000,000	Series 2015-C27-A5	3.45%		02/15/2048	29,500,870
268,695,345	Series 2015-C27-XA	1.15%	# I/O	02/15/2048	19,939,479
270,886,760	Series 2015-LC20-XA	1.56%	# I/O	04/15/2050	26,576,808

	WF-RBS Commercial Mortgage Trust,
85,156,144	Series 2011-C4-XA	0.70%	#^ I/O	06/15/2044	1,874,202
114,403,136	Series 2012-C6-XA	2.40%	#^ I/O	04/15/2045	11,756,638
134,332,921	Series 2012-C8-XA	2.19%	#^ I/O	08/15/2045	13,389,231
52,889,153	Series 2012-C9-XA	2.20%	#^ I/O	11/15/2045	5,744,899
100,997,864	Series 2014-C19-XA	1.31%	# I/O	03/15/2047	7,700,431
65,767,865	Series 2014-C24-XA	0.99%	# I/O	11/15/2047	4,513,649
55,000,000	Series 2014-C25-A5	3.63%		11/15/2047	58,920,263
8,000,000	Series 2014-C25-C	4.33%	#	11/15/2047	8,410,872
205,289,248	Series 2014-C25-XA	0.96%	# I/O	11/15/2047	13,763,618

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,425,093,040)				3,420,793,330

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 23.7%

	Acacia Ltd.,
40,682,303	Series 2004-5A-A	0.64%	#^	11/08/2039	37,203,966

	Accredited Mortgage Loan Trust,
10,000,000	Series 2005-4-MI	0.57%	#	12/25/2035	7,957,100
103,157,000	Series 2006-2-A4	0.43%	#	09/25/2036	86,845,918

	ACE Securities Corporation,
10,531,440	Series 2006-HE1-A2C	0.36%	#	02/25/2036	10,422,387

	Adjustable Rate Mortgage Trust,
10,287,152	Series 2005-10-3A31	4.86%	#	01/25/2036	9,167,714
6,200,000	Series 2005-2-6M2	1.15%	#	06/25/2035	5,513,077
6,559,639	Series 2005-7-3A1	3.05%	#	10/25/2035	5,830,509
35,444,574	Series 2006-1-2A1	3.08%	#	03/25/2036	26,536,360
30,581,789	Series 2006-2-3A1	2.91%	#	05/25/2036	27,391,160
27,152,465	Series 2007-1-3A1	3.14%	#	03/25/2037	22,865,607
4,267,343	Series 2007-3-1A1	3.70%	#^	11/25/2037	3,573,008

	Aegis Asset Backed Securities Trust,
443,977	Series 2003-2-M2	2.72%	#	11/25/2033	426,743
2,208,592	Series 2004-1-M2	2.20%	#	04/25/2034	1,961,936
617,792	Series 2004-2-M2	2.12%	#	06/25/2034	470,966
21,900,000	Series 2004-6-M2	1.17%	#	03/25/2035	20,328,522

	American General Mortgage Loan Trust,
12,000,000	Series 2010-1-A3	5.65%	#^	03/25/2058	12,277,794
12,000,000	Series 2010-1-A4	5.65%	#^	03/25/2058	12,640,134

	American Home Mortgage Investment Trust,
4,036,509	Series 2005-1-7A2	2.38%	#	06/25/2045	3,976,726
12,133,401	Series 2005-4-3A1	0.47%	#	11/25/2045	9,785,164
41,722,122	Series 2005-4-5A	2.13%	#	11/25/2045	33,669,711
2,579,260	Series 2006-2-3A4	6.60%	#	06/25/2036	1,377,596
9,749,519	Series 2007-A-13A1	6.10%	#^	01/25/2037	5,671,003

	Ameriquest Mortgage Securities Inc.,
16,500,000	Series 2004-R8-M2	1.19%	#	09/25/2034	14,495,629

	Amortizing Residential Collateral Trust,
14,232,215	Series 2002-BC7-M1	1.37%	#	10/25/2032	10,783,464

	Argent Securities Inc.,
339,290	Series 2004-W6-M1	1.00%	#	05/25/2034	325,944

	Asset Backed Securities Corporation Home Equity Loan Trust,
5,413,525	Series 2003-HE6-M1	1.15%	#	11/25/2033	5,217,203
925,990	Series 2004-HE3-M2	1.85%	#	06/25/2034	792,486

	Banc of America Alternative Loan Trust,
5,134,111	Series 2005-10-4A1	5.75%		11/25/2035	4,863,123
4,825,135	Series 2005-5-2CB1	6.00%		06/25/2035	4,603,734

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	19

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Banc of America Alternative Loan Trust, (Cont.)
$8,809,824	Series 2005-6-2CB2	6.00%		07/25/2035	8,326,728
4,523,042	Series 2005-6-4CB1	6.50%		07/25/2035	4,095,818
2,903,540	Series 2005-8-2CB1	6.00%		09/25/2035	2,701,622
2,654,945	Series 2006-5-CB14	6.00%	#	06/25/2046	2,186,756
5,039,229	Series 2006-6-CB3	6.00%		07/25/2046	4,191,591
18,235,818	Series 2006-7-A4	6.00%	#	10/25/2036	12,231,110
7,877,967	Series 2006-8-1A1	6.33%	# I/F I/O	11/25/2036	1,489,255
2,807,661	Series 2006-8-1A2	0.62%	#	11/25/2036	1,893,018
13,453,366	Series 2006-9-1CB1	6.00%		01/25/2037	10,565,816
2,171,198	Series 2007-2-2A1	6.00%		06/25/2037	1,634,454

	Banc of America Funding Corporation,
16,796,396	Series 2006-2-3A1	6.00%		03/25/2036	16,815,325
445,688	Series 2006-2-4A1	22.28%	# I/F	03/25/2036	628,319
2,175,822	Series 2006-2-6A2	5.50%		03/25/2036	2,213,276
13,823,752	Series 2006-3-1A1	6.00%		03/25/2036	13,110,460
2,432,036	Series 2006-3-6A1	6.30%	#	03/25/2036	2,489,556
13,260,803	Series 2006-6-1A7	6.25%		08/25/2036	13,143,153
3,078,351	Series 2006-7-T2A5	6.04%	#	10/25/2036	2,688,471
14,509,192	Series 2006-7-T2A8	5.91%	#	10/25/2036	12,582,037
3,019,771	Series 2006-8T2-A8	6.10%	#	10/25/2036	2,483,387
1,589,047	Series 2006-B-7A1	5.67%	#	03/20/2036	1,452,918
15,931,443	Series 2006-D-6A1	5.05%	#	05/20/2036	13,037,226
1,462,825	Series 2006-G-2A1	0.40%	#	07/20/2036	1,371,585
795,258	Series 2006-H-3A1	2.79%	#	09/20/2046	643,853
2,094,979	Series 2007-1-TA10	5.84%	#	01/25/2037	1,693,273
2,792,997	Series 2007-3-TA1B	5.83%	#	04/25/2037	2,463,094
4,146,205	Series 2007-5-1A1	5.50%		07/25/2037	3,517,097
5,243,003	Series 2009-R14-3A	15.70%	#^ I/F	06/26/2035	6,561,677
6,107,936	Series 2009-R15A-4A2	5.75%	^	12/26/2036	5,736,705
2,732,680	Series 2010-R1-3A	14.02%	#^ I/F	07/26/2036	2,868,369
71,228,644	Series 2012-R4-A	0.43%	#^	03/04/2039	70,249,646
26,334,753	Series 2012-R5-A	0.43%	#^	10/03/2039	26,033,412

	Banc of America Mortgage Securities, Inc.,
1,908,992	Series 2004-K-4A1	2.48%	#	12/25/2034	1,870,585
7,735,539	Series 2006-1-A9	6.00%		05/25/2036	7,036,904
1,022,258	Series 2007-1-2A5	5.75%		01/25/2037	974,152

	BCAP LLC Trust,
5,296,326	Series 2007-AA2-2A7	6.00%		04/25/2037	4,524,746
5,733,995	Series 2007-AA2-2A8	5.75%		04/25/2037	4,827,078
18,000,000	Series 2008-RR3-A1B	6.65%	#	10/25/2036	13,748,137
7,320,631	Series 2009-RR13-18A2	5.75%	#^	07/26/2037	6,880,963
24,092,566	Series 2009-RR1-3A3	6.00%	#^	08/26/2037	23,846,229
6,620,564	Series 2010-RR10-5A1	7.28%	#^	04/27/2037	7,318,424
11,596,242	Series 2010-RR12-3A15	6.70%	#^	08/26/2037	12,297,309
3,350,000	Series 2010-RR5-2A3	6.10%	#^	04/26/2037	3,345,362
3,632,577	Series 2011-RR12-2A5	2.19%	#^	12/26/2036	3,630,710
7,573,195	Series 2012-RR1-3A3	3.50%	#^	10/26/2035	7,641,972

	Bear Stearns Adjustable Rate Mortgage Trust,
14,114,966	Series 2005-12-13A1	5.42%	#	02/25/2036	13,246,373
14,282,473	Series 2006-4-4A1	5.12%	#	10/25/2046	12,852,869
13,423,654	Series 2007-1-2A1	2.73%	#	02/25/2047	11,307,334

	Bear Stearns Alt-A Trust,
5,342,368	Series 2004-11-2A3	2.43%	#	11/25/2034	5,250,843
20,474,914	Series 2006-6-2A1	4.27%	#	11/25/2036	15,769,922

	Bear Stearns Asset Backed Securities Trust,
12,246,006	Series 2004-AC4-A2	6.00%	#	08/25/2034	12,671,475
30,730,517	Series 2005-AC2-1A	5.75%	#	04/25/2035	31,469,770
10,047,798	Series 2005-AC2-2A1	5.75%	#	04/25/2035	10,407,755
15,104,168	Series 2005-AC7-A4	5.50%	#	10/25/2035	15,016,595
19,476,063	Series 2006-AC1-1A1	5.75%	#	02/25/2036	16,300,121
2,320,337	Series 2007-SD1-1A2A	6.00%		10/25/2036	1,959,837
1,589,316	Series 2007-SD1-1A3A	6.50%		10/25/2036	1,322,976
6,202,597	Series 2007-SD1-23A1	4.55%	#	10/25/2036	5,038,785

	Belle Haven Ltd.,
1,124,746,129	Series 2006-1A-A1	0.51%	#^	07/05/2046	78,732,229

	Blue Elephant Loan Trust,
16,500,000	Series 2015-1-A	3.12%	^	12/15/2022	16,504,950

	Centex Home Equity,
2,750,000	Series 2004-A-AF5	5.43%	#	01/25/2034	2,810,446

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Chase Funding Mortgage Loan Asset-Backed Certificates,
$2,098,256	Series 2003-4-2M1	1.07%	#	03/25/2033	2,005,840

	Chase Mortgage Finance Trust,
14,588,482	Series 2005-A1-2A4	2.42%	#	12/25/2035	13,463,520
20,493,635	Series 2006-S2-1A9	6.25%		10/25/2036	18,207,714
10,767,096	Series 2006-S3-1A2	6.00%		11/25/2036	9,482,495
29,718,217	Series 2006-S4-A8	6.00%		12/25/2036	25,773,421
14,074,131	Series 2007-A2-6A4	2.48%	#	07/25/2037	12,481,362
5,638,186	Series 2007-S3-1A5	6.00%		05/25/2037	4,814,594
2,843,420	Series 2007-S3-2A1	5.50%		05/25/2037	2,693,606
5,982,018	Series 2007-S5-1A18	6.00%		07/25/2037	5,250,471

	ChaseFlex Trust,
389,616	Series 2006-1-A2A	4.92%	#	06/25/2036	391,334
3,594,408	Series 2006-1-A5	4.92%	#	06/25/2036	3,575,322
8,127,123	Series 2006-2-A2B	0.37%	#	09/25/2036	5,858,899
7,017,812	Series 2007-1-1A1	6.50%		02/25/2037	5,372,528
16,542,268	Series 2007-M1-2F4	3.47%	#	08/25/2037	13,445,307
17,205,429	Series 2007-M1-2F5	3.47%	#	08/25/2037	13,982,887

	Citicorp Mortgage Securities Inc.,
14,956,365	Series 2005-1-1A4	5.50%		02/25/2035	15,314,727
3,268,091	Series 2006-7-1A1	6.00%		12/25/2036	3,213,391

	Citicorp Residential Mortgage Securities Inc.,
6,594,000	Series 2006-2-A5	6.04%	#	09/25/2036	6,677,269
11,272,579	Series 2007-1-A4	5.89%	#	03/25/2037	11,818,770

	Citigroup Mortgage Loan Trust Inc.,
4,327,469	Series 2005-5-2A2	5.75%		08/25/2035	3,784,653
2,157,527	Series 2005-9-21A1	5.50%		11/25/2035	1,917,820
6,791,436	Series 2006-4-2A1A	6.00%		12/25/2035	6,321,822
5,849,446	Series 2006-FX1-A6	5.85%	#	10/25/2036	5,045,024
2,923,314	Series 2006-WF1-A2D	5.44%	#	03/25/2036	2,132,777
17,300,044	Series 2006-WF2-A2D	5.61%	#	05/25/2036	11,321,322
7,580,000	Series 2006-WFH3-M1	0.46%	#	10/25/2036	6,585,845
12,047,795	Series 2007-10-1A1A	5.69%	#	04/25/2037	12,487,684
1,390,977	Series 2007-12-2A1	6.50%	^	10/25/2036	1,109,062
1,190,688	Series 2007-2-2A	6.00%		11/25/2036	1,122,750
40,402,487	Series 2007-9-1A1	5.75%	^	04/25/2047	34,658,413
1,991,351	Series 2007-9-2A2	6.50%	^	05/25/2037	1,637,581
7,280,609	Series 2007-OPX1-A3A	5.97%	#	01/25/2037	5,186,182
16,049,082	Series 2007-OXP1-A5A	5.76%	#	01/25/2037	11,435,003
58,420,407	Series 2007-WFH3-A2	0.33%	#	06/25/2037	55,527,429
20,000,000	Series 2008-AR4-1A1B	2.72%	#^	11/25/2038	18,202,328
1,328,464	Series 2010-12-3A1	4.00%	^	04/25/2037	1,349,040
1,480,124	Series 2010-2-5A1	5.50%	#^	12/25/2035	1,526,262
186,863,403	Series 2010-8-5A4	7.58%	#^	11/25/2036	165,337,486
10,098,165	Series 2010-8-5A6	4.00%	^	11/25/2036	10,297,223
149,019,592	Series 2010-8-6A4	7.37%	#^	12/25/2036	128,185,044
36,386,112	Series 2010-8-76I2	1.00%	^ I/O	06/25/2037	386,306
132,616,203	Series 2010-8-7A4	6.86%	#^	06/25/2037	118,656,663
2,507,425	Series 2011-12-1A1	3.50%	#^	04/25/2036	2,520,081
4,894,331	Series 2011-12-3A1	2.55%	#^	09/25/2047	4,889,583

	CitiMortgage Alternative Loan Trust,
8,302,379	Series 2006-A2-A2	6.00%		05/25/2036	7,325,322
7,431,342	Series 2006-A3-1A13	6.00%		07/25/2036	6,558,174
5,392,138	Series 2006-A4-1A8	6.00%		09/25/2036	4,876,132
2,527,921	Series 2006-A5-2A1	5.50%		10/25/2021	2,583,480
6,601,404	Series 2006-A5-3A3	6.00%		10/25/2036	5,478,987
9,044,555	Series 2007-A1-1A5	6.00%		01/25/2037	7,786,512
4,409,819	Series 2007-A1-1A7	6.00%		01/25/2037	3,796,440
11,283,089	Series 2007-A1-1A9	5.23%	# I/F I/O	01/25/2037	1,740,450
9,816,618	Series 2007-A3-1A1	6.00%	#	03/25/2037	8,812,692
22,591,182	Series 2007-A3-1A3	5.23%	# I/F I/O	03/25/2037	3,499,577
8,853,000	Series 2007-A3-1A4	5.75%		03/25/2037	7,825,733
16,218,159	Series 2007-A4-1A3	0.50%	#	04/25/2037	11,391,473
16,218,159	Series 2007-A4-1A4	6.50%	# I/F I/O	04/25/2037	3,439,069
2,261,967	Series 2007-A5-1A11	6.00%		05/25/2037	1,987,515
29,822,383	Series 2007-A5-1A8	6.00%		05/25/2037	26,203,944
1,103,780	Series 2007-A8-A1	6.00%		10/25/2037	1,014,821

	Consumer Credit Origination Loan Trust,
31,735,892	Series 2015-1-A	2.82%	^	03/15/2021	31,878,069

	Countrywide Alternative Loan Trust,
43,797,667	Series 2004-36CB-1A1	6.00%		02/25/2035	41,537,488

20	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
$12,280,162	Series 2005-13CB-A3	5.50%		05/25/2035	12,355,623
9,499,906	Series 2005-20CB-2A1	0.67%	#	07/25/2035	8,009,979
19,395,641	Series 2005-20CB-2A2	4.83%	# I/F I/O	07/25/2035	2,661,043
1,939,933	Series 2005-20CB-4A1	5.25%		07/25/2020	1,927,502
6,582,155	Series 2005-26CB-A11	12.74%	# I/F	07/25/2035	7,290,372
9,135,606	Series 2005-28CB-1A2	0.92%	#	08/25/2035	7,704,632
3,011,319	Series 2005-28CB-3A6	6.00%		08/25/2035	2,432,661
4,481,519	Series 2005-46CB-A20	5.50%		10/25/2035	4,374,050
6,202,136	Series 2005-54CB-3A4	5.50%		11/25/2035	5,672,381
1,207,593	Series 2005-60T1-A7	34.66%	# I/F	12/25/2035	1,848,907
1,682,717	Series 2005-64CB-1A14	5.50%		12/25/2035	1,610,332
24,422,537	Series 2005-64CB-1A4	5.50%		12/25/2035	23,371,953
4,149,887	Series 2005-73CB-1A5	0.97%	#	01/25/2036	3,465,703
10,440,256	Series 2005-73CB-1A6	4.53%	# I/F I/O	01/25/2036	1,160,184
93,032,361	Series 2005-77T1-1A1	6.00%		02/25/2036	84,330,859
2,330,542	Series 2005-79CB-A5	5.50%		01/25/2036	2,086,464
5,101,993	Series 2005-85CB-2A6	21.00%	# I/F	02/25/2036	6,451,934
3,201,353	Series 2005-86CB-A5	5.50%		02/25/2036	2,967,936
5,967,022	Series 2005-J10-1A11	5.50%		10/25/2035	5,653,294
1,357,955	Series 2005-J10-1A13	0.87%	#	10/25/2035	1,111,688
636,126	Series 2005-J10-1A15	5.50%		10/25/2035	602,680
1,556,509	Series 2005-J11-1A3	5.50%		11/25/2035	1,454,484
1,845,078	Series 2005-J11-6A1	6.50%		09/25/2032	1,818,453
2,628,978	Series 2005-J13-2A5	0.65%	#	11/25/2035	2,051,000
5,257,957	Series 2005-J13-2A6	4.85%	# I/F I/O	11/25/2035	609,923
3,891,000	Series 2005-J1-5A3	5.50%		02/25/2035	3,718,648
3,005,945	Series 2005-J1-7A1	5.50%		01/25/2020	3,066,358
2,089,643	Series 2005-J2-1A5	0.67%	#	04/25/2035	1,872,573
6,429,671	Series 2005-J2-1A6	4.83%	# I/F I/O	04/25/2035	725,006
6,617,740	Series 2006-12CB-A3	5.75%	#	05/25/2036	5,547,936
3,248,796	Series 2006-15CB-A1	6.50%		06/25/2036	2,732,877
2,441,168	Series 2006-18CB-A12	0.77%	#	07/25/2036	1,732,497
2,441,168	Series 2006-18CB-A13	5.33%	# I/F I/O	07/25/2036	467,023
12,143,681	Series 2006-19CB-A12	0.57%	#	08/25/2036	8,621,819
16,467,560	Series 2006-19CB-A13	5.43%	# I/F I/O	08/25/2036	3,629,928
2,535,414	Series 2006-19CB-A15	6.00%		08/25/2036	2,309,159
3,855,606	Series 2006-24CB-A11	5.75%		06/25/2036	3,506,697
11,284,886	Series 2006-24CB-A14	6.98%	# I/F I/O	06/25/2036	3,354,156
9,049,008	Series 2006-24CB-A22	6.00%		06/25/2036	8,387,345
9,712,305	Series 2006-24CB-A5	0.77%	#	06/25/2036	6,797,564
3,616,515	Series 2006-26CB-A17	6.25%		09/25/2036	3,142,863
4,642,105	Series 2006-26CB-A9	6.50%		09/25/2036	4,104,252
8,407,817	Series 2006-29T1-1A2	6.25%		10/25/2036	7,788,128
1,176,799	Series 2006-29T1-2A12	45.02%	# I/F	10/25/2036	2,481,116
720,814	Series 2006-29T1-2A23	32.61%	# I/F	10/25/2036	1,240,164
8,099,380	Series 2006-30T1-1A2	6.25%		11/25/2036	7,685,202
5,790,285	Series 2006-32CB-A1	0.84%	#	11/25/2036	4,176,145
9,658,195	Series 2006-32CB-A2	5.16%	# I/F I/O	11/25/2036	2,072,586
4,255,639	Series 2006-36T2-2A1	6.25%		12/25/2036	3,439,794
3,286,821	Series 2006-39CB-1A10	6.00%		01/25/2037	3,123,791
20,247,542	Series 2006-39CB-2A2	6.38%	# I/F I/O	01/25/2037	6,660,712
6,895,243	Series 2006-39CB-2A4	0.62%	#	01/25/2037	2,295,982
4,904,119	Series 2006-40T1-1A11	6.00%		01/25/2037	4,457,476
8,345,143	Series 2006-40T1-1A4	5.28%	# I/F I/O	01/25/2037	1,329,974
8,111,448	Series 2006-41CB-1A10	6.00%		01/25/2037	7,162,685
8,541,530	Series 2006-41CB-1A9	6.00%		01/25/2037	7,542,461
6,830,869	Series 2006-45T1-1A4	0.77%	#	02/25/2037	3,975,962
6,830,869	Series 2006-45T1-1A5	5.23%	# I/F I/O	02/25/2037	1,034,829
2,782,424	Series 2006-6CB-1A4	5.50%		05/25/2036	2,559,702
16,805,072	Series 2006-J1-1A3	5.50%		02/25/2036	15,265,173
8,282,597	Series 2006-J1-A10	5.50%		02/25/2036	7,523,638
2,850,819	Series 2006-J4-2A2	6.00%		07/25/2036	2,606,946
1,698,804	Series 2007-11T1-A24	38.86%	# I/F	05/25/2037	3,572,565
27,396,448	Series 2007-15CB-A1	6.00%		07/25/2037	27,037,582
17,690,834	Series 2007-16CB-2A1	0.62%	#	08/25/2037	11,303,735
5,122,823	Series 2007-16CB-2A2	53.14%	# I/F	08/25/2037	12,773,386
11,344,324	Series 2007-16CB-4A7	6.00%		08/25/2037	11,067,993
16,078,297	Series 2007-17CB-1A10	29.10%	# I/F	08/25/2037	25,265,676
2,720,410	Series 2007-18CB-2A25	6.00%		08/25/2037	2,477,456
1,465,927	Series 2007-19-1A10	37.96%	# I/F	08/25/2037	2,995,806
21,545,984	Series 2007-19-1A4	6.00%		08/25/2037	18,233,030
45,139,064	Series 2007-19-2A1	6.50%		08/25/2037	32,121,229
8,215,776	Series 2007-21CB-2A2	27.71%	# I/F	09/25/2037	14,603,263
32,514,217	Series 2007-22-2A16	6.50%		09/25/2037	26,301,791
20,064,822	Series 2007-23CB-A3	0.67%	#	09/25/2037	13,347,822

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Alternative Loan Trust, (Cont.)
$28,476,142	Series 2007-23CB-A4	6.33%	# I/F I/O	09/25/2037	8,216,506
17,068,703	Series 2007-4CB-2A1	7.00%		03/25/2037	4,837,578
10,582,221	Series 2007-5CB-1A18	5.48%	# I/F I/O	04/25/2037	2,111,375
10,582,221	Series 2007-5CB-1A23	0.72%	#	04/25/2037	6,941,281
8,407,752	Series 2007-6-A4	5.75%		04/25/2047	7,556,198
734,713	Series 2007-8CB-A12	39.16%	# I/F	05/25/2037	1,390,671
784,295	Series 2007-8CB-A8	39.04%	# I/F	05/25/2037	1,479,445
1,010,364	Series 2007-9T1-1A4	0.67%	#	05/25/2037	675,308
1,010,364	Series 2007-9T1-1A5	5.33%	# I/F I/O	05/25/2037	185,091
27,675,256	Series 2007-9T1-1A6	6.00%		05/25/2037	23,487,105
3,034,921	Series 2007-9T1-2A1	6.00%		05/25/2037	2,529,795
1,532,227	Series 2007-9T1-3A1	5.50%		05/25/2022	1,426,837
4,210,348	Series 2007-HY5R-2A1A	2.91%	#	03/25/2047	4,443,231
10,292,220	Series 2007-HY5R-2A1B	2.91%	#	03/25/2047	9,673,369

	Countrywide Asset-Backed Certificates,
3,994,855	Series 2003-BC6-M1	1.00%	#	11/25/2033	3,899,618
2,595,002	Series 2005-13-AF3	5.02%	#	04/25/2036	2,353,044
1,549,389	Series 2006-2-2A2	0.36%	#	06/25/2036	1,516,748

	Countrywide Home Loans,
2,468,313	Series 2002-32-2A6	5.00%		01/25/2018	2,507,364
4,908,719	Series 2003-60-4A1	2.53%	#	02/25/2034	4,890,345
5,612,994	Series 2004-R2-1AF1	0.59%	#^	11/25/2034	5,047,833
5,655,553	Series 2004-R2-1AS	5.82%	#^ I/O	11/25/2034	829,650
11,748,035	Series 2005-20-A5	5.50%		10/25/2035	11,490,577
8,599,886	Series 2005-20-A8	5.25%		10/25/2035	8,408,474
25,931,135	Series 2005-23-A1	5.50%		11/25/2035	24,146,269
6,917,613	Series 2005-24-A8	5.50%		11/25/2035	6,747,069
1,976,463	Series 2005-27-2A1	5.50%		12/25/2035	1,819,742
3,667,855	Series 2005-28-A7	5.25%		01/25/2019	3,414,831
39,970,578	Series 2005-HYB1-4A1	2.43%	#	03/25/2035	37,127,031
4,299,073	Series 2005-HYB8-1A1	2.47%	#	12/20/2035	3,536,942
7,598,206	Series 2005-J3-2A4	4.50%		09/25/2035	7,438,792
8,184,836	Series 2005-J4-A5	5.50%		11/25/2035	8,250,266
1,727,733	Series 2005-R1-1AF1	0.53%	#^	03/25/2035	1,553,534
1,731,559	Series 2005-R1-1AS	5.84%	#^ I/O	03/25/2035	266,025
11,275,687	Series 2006-16-2A1	6.50%		11/25/2036	10,452,810
12,467,335	Series 2006-1-A2	6.00%		03/25/2036	11,828,645
5,082,346	Series 2006-20-1A21	6.00%		02/25/2037	4,754,672
3,705,923	Series 2006-J3-A4	5.50%		05/25/2036	3,849,772
13,384,055	Series 2007-10-A7	6.00%		07/25/2037	12,659,831
43,597,109	Series 2007-11-A1	6.00%		08/25/2037	38,447,985
31,194,150	Series 2007-12-A9	5.75%		08/25/2037	29,908,062
12,869,332	Series 2007-13-A1	6.00%		08/25/2037	12,379,995
15,074,007	Series 2007-13-A110	6.00%		08/25/2037	14,500,841
13,569,608	Series 2007-15-1A1	6.25%		09/25/2037	13,315,504
1,496,340	Series 2007-15-1A16	6.25%		09/25/2037	1,468,320
6,667,592	Series 2007-15-1A29	6.25%		09/25/2037	6,534,724
14,519,068	Series 2007-17-1A2	6.00%		10/25/2037	14,326,088
1,672,488	Series 2007-18-1A1	6.00%		11/25/2037	1,553,862
14,155,377	Series 2007-3-A1	6.00%		04/25/2037	13,317,931
5,451,736	Series 2007-3-A12	6.00%		04/25/2037	5,129,206
10,382,527	Series 2007-4-1A39	6.00%		05/25/2037	9,399,592
5,344,822	Series 2007-5-A2	5.75%		05/25/2037	5,188,336
19,819,067	Series 2007-7-A1	6.00%		06/25/2037	18,482,053
5,941,079	Series 2007-7-A2	5.75%		06/25/2037	5,466,084
14,001,305	Series 2007-8-1A4	6.00%		01/25/2038	12,710,553
7,347,834	Series 2007-8-1A5	5.44%		01/25/2038	6,444,499
17,060,124	Series 2007-8-1A9	6.00%	#	01/25/2038	15,487,385
3,397,901	Series 2007-9-A11	5.75%		07/25/2037	3,189,640
36,202,795	Series 2007-J1-2A1	6.00%		02/25/2037	28,777,349
1,306,441	Series 2007-J3-A1	0.67%	#	07/25/2037	948,695
6,532,207	Series 2007-J3-A2	5.33%	# I/F I/O	07/25/2037	750,146

	Credit Suisse First Boston Mortgage Backed Trust,
6,081,161	Series 2006-3-A4B	6.11%	#	11/25/2036	3,282,246
3,985,494	Series 2006-4-A6A	5.68%	#	12/25/2036	2,602,511
13,221,537	Series 2007-1-1A1A	5.90%	#	05/25/2037	7,626,249

	Credit Suisse First Boston Mortgage Securities Corporation,
237,368	Series 2004-AR8-2A1	2.47%	#	09/25/2034	236,410
4,445,301	Series 2005-10-5A4	5.50%		11/25/2035	4,047,295
1,319,485	Series 2005-10-5A5	5.50%		11/25/2035	1,201,346
24,839,303	Series 2005-12-5A1	5.25%		01/25/2036	24,006,913
12,858,330	Series 2005-12-7A1	7.00%		01/25/2036	6,355,918
11,817,364	Series 2005-8-3A10	5.50%		09/25/2035	11,604,114

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	21

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse First Boston Mortgage Securities Corporation, (Cont.)
$6,574,182	Series 2005-8-7A1	7.00%		09/25/2035	5,085,972
4,608,663	Series 2005-1R-2A5	5.75%	^	12/26/2035	4,152,435
27,549,538	Series 2006-1-2A1	6.00%		02/25/2036	20,955,639
4,063,537	Series 2006-2-3A1	6.50%		03/25/2036	2,824,963

	Credit Suisse Mortgage Capital Certificates,
5,239,781	Series 2006-2-5A1	0.87%	#	03/25/2036	3,192,400
29,287,967	Series 2006-2-5A2	5.13%	# I/F I/O	03/25/2036	5,385,135
6,100,643	Series 2006-2-5A3	6.25%		03/25/2036	5,109,062
16,510,779	Series 2006-2-5A4	6.00%		03/25/2036	13,535,273
10,322,237	Series 2006-3-4A3	5.50%		04/25/2036	9,711,790
6,240,056	Series 2006-3-4A4	5.50%		04/25/2036	5,871,025
6,281,534	Series 2006-4-1A8	6.00%	#	05/25/2036	5,382,069
27,597,348	Series 2006-4-4A1	7.00%		05/25/2036	13,641,990
19,241,597	Series 2006-4-6A1	6.00%		05/25/2036	17,051,673
18,420,245	Series 2006-6-1A4	6.00%		07/25/2036	15,205,433
13,309,705	Series 2006-6-3A1	7.00%		07/25/2036	4,816,709
605,871	Series 2006-7-3A11	6.00%		08/25/2036	528,030
7,365,772	Series 2006-7-7A5	6.00%		08/25/2036	6,683,627
10,275,279	Series 2006-9-2A1	5.50%		11/25/2036	10,015,351
33,203,335	Series 2006-9-3A1	6.00%		11/25/2036	32,421,214
8,879,477	Series 2006-9-4A1	6.00%		11/25/2036	8,455,109
13,703,533	Series 2006-9-6A14	6.00%		11/25/2036	13,248,877
2,226,289	Series 2006-9-6A15	38.87%	# I/F	11/25/2036	4,135,485
13,207,726	Series 2007-1-1A4	6.13%	#	02/25/2037	8,174,063
16,916,778	Series 2007-1-3A1	6.00%		02/25/2022	13,940,457
10,214,067	Series 2007-1-5A14	6.00%		02/25/2037	9,200,556
227,437	Series 2007-2-2A1	5.00%		03/25/2037	225,591
8,129,792	Series 2007-5-2A5	5.00%		08/25/2037	7,879,273
61,097,069	Series 2007-5-3A19	6.00%		08/25/2037	61,265,880
27,535,523	Series 2007-5-3A9	6.00%		08/25/2037	27,461,342
5,125,847	Series 2009-1R-4A2	2.91%	#^	07/20/2035	4,455,456
93,898,000	Series 2010-17R-6A1	2.13%	#^	06/26/2037	86,065,113
1,489,744	Series 2010-1R-5A1	4.96%	#^	01/27/2036	1,498,977
49,723,700	Series 2010-2R-4A17	6.02%	#^	03/26/2037	47,739,660
88,992,957	Series 2010-4R-3A17	6.13%	#^	06/26/2037	83,135,031
43,937,783	Series 2010-4R-8A17	6.13%	#^	06/26/2037	41,045,566
8,084,340	Series 2010-6R-2A6A	6.25%	^	07/26/2037	8,602,674
30,067,122	Series 2010-7R-4A17	6.28%	#^	04/26/2037	27,718,390
50,000,000	Series 2010-9R-2A5	4.00%	^	02/27/2038	48,491,340
84,363,742	Series 2013-6-1A1	2.50%	#^	07/25/2028	85,358,981
34,736,459	Series 2013-IVR4-A2	3.00%	#^	07/25/2043	34,701,722
87,694,962	Series 2014-CIM1-A3	2.18%	#^	01/25/2058	87,539,567
16,516,986	Series 2014-WIN1-2A4	3.00%	#^	09/25/2044	16,413,424
163,419,317	Series 2015-1-A1	2.50%	#^	01/25/2045	157,454,512
102,297,300	Series 2015-RPL1-A1	3.63%	#^	02/25/2057	102,085,750

	Credit-Based Asset Servicing and Securitization LLC,
713,371	Series 2005-CB6-A4	4.00%	#	07/25/2035	715,493
9,750,000	Series 2007-MX1-A3	5.83%	#^	12/25/2036	9,382,776

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
29,372,125	Series 2005-4-A5	5.50%	#	09/25/2035	26,076,778
2,119,677	Series 2005-5-1A6	34.66%	# I/F	11/25/2035	3,289,527
2,082,094	Series 2005-5-2A1	0.37%	#	11/25/2035	1,365,362
6,283,987	Series 2005-5-2A2	5.13%	# I/F I/O	11/25/2035	1,115,747
20,926,315	Series 2005-6-2A1	5.50%		12/25/2035	17,536,754
1,594,391	Series 2006-AB2-A2	6.14%	#	06/25/2036	1,364,590
3,219,556	Series 2006-AB4-A1A	6.01%	#	10/25/2036	2,696,906
44,958,427	Series 2006-AB4-A2	5.65%	#	10/25/2036	36,953,534
3,202,747	Series 2006-AB4-A3	5.90%	#	10/25/2036	2,667,930
4,715,680	Series 2006-AB4-A3A1	5.90%	#	10/25/2036	3,928,336
9,391,344	Series 2006-AB4-A6A1	5.87%	#	10/25/2036	7,810,292
5,656,574	Series 2006-AF1-A3	0.35%	#	04/25/2036	5,564,352
73,773,150	Series 2007-1-1A3A	0.38%	#	08/25/2037	62,367,600
23,476,131	Series 2007-OA5-A1B	0.39%	#	08/25/2047	20,201,328

	Deutsche Mortgage Securities, Inc.,
25,256,386	Series 2006-PR1-3A1	11.88%	#^ I/F	04/15/2036	29,668,815
8,728,317	Series 2006-PR1-4AI1	11.87%	#^ I/F	04/15/2036	10,117,328
14,273,204	Series 2006-PR1-4AI2	14.27%	#^ I/F	04/15/2036	17,584,901
726,456	Series 2006-PR1-5AI1	18.83%	#^ I/F	04/15/2036	1,051,707
6,316,470	Series 2006-PR1-5AI3	12.33%	#^ I/F	04/15/2036	7,895,370
104,585,320	Series 2006-PR1-5AI4	11.88%	#^ I/F	04/15/2036	123,860,447
24,250,031	Series 2009-RS2-4A2	0.30%	#^	04/26/2037	23,346,316

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	First Franklin Mortgage Loan Trust,
$10,786,552	Series 2006-FF1-2A3	0.41%	#	01/25/2036	10,683,087
16,445,616	Series 2006-FF3-A2B	0.37%	#	02/25/2036	15,907,441

	First Horizon Alternative Mortgage Securities,
15,917,461	Series 2005-AA4-1A1	2.27%	#	05/25/2035	13,460,378
9,727,530	Series 2005-FA5-1A4	5.50%		08/25/2035	9,196,085
14,584,432	Series 2005-FA8-1A4	5.50%		11/25/2035	13,402,466
1,942,003	Series 2005-FA8-2A1	5.00%		11/25/2020	1,984,053
5,862,306	Series 2006-FA1-1A12	6.00%		04/25/2036	4,916,552
471,593	Series 2006-FA1-1A6	0.92%	#	04/25/2036	461,182
4,044,481	Series 2006-FA2-1A5	6.00%		05/25/2036	3,483,677
1,212,029	Series 2006-FA7-A8	6.25%		12/25/2036	1,018,395
5,512,112	Series 2006-FA8-1A5	6.00%		02/25/2037	4,652,162
13,296,075	Series 2006-RE1-A1	5.50%		05/25/2035	12,418,053
33,004,252	Series 2007-FA3-A3	6.00%		06/25/2037	27,129,693
1,698,238	Series 2007-FA3-A4	6.00%		06/25/2037	1,395,962
1,883,560	Series 2007-FA4-1A13	6.25%		08/25/2037	1,534,003
5,814,691	Series 2007-FA4-1A4	6.25%		08/25/2037	4,735,583
2,732,070	Series 2007-FA4-1A5	6.25%		08/25/2037	2,225,044

	First Horizon Asset Securities, Inc.,
4,993,387	Series 2006-1-1A2	6.00%		05/25/2036	4,861,265
9,986,786	Series 2007-1-A3	6.00%		03/25/2037	9,355,731
7,097,016	Series 2007-4-1A1	6.00%		08/25/2037	6,293,059

	GE-WMC Asset-Backed Pass-Through Certificates,
46,273,000	Series 2005-2-A2D	0.49%	#	12/25/2035	35,727,661

	GMACM Mortgage Loan Trust,
8,924,967	Series 2003-AR1-A5	3.07%	#	10/19/2033	9,041,349
12,276,576	Series 2005-AR5-3A1	2.94%	#	09/19/2035	11,840,101
18,245,177	Series 2005-J1-A14	5.50%		12/25/2035	18,126,693

	GS Mortgage Securities Corporation,
2,197,937	Series 2008-2R-1A1	7.50%	#^	09/25/2036	1,923,157
8,315,672	Series 2009-3R-1A2	6.00%	#^	04/25/2037	7,743,481

	GSAA Home Equity Trust,
538,063	Series 2005-12-AF3	5.07%	#	09/25/2035	506,589
9,749,509	Series 2005-7-AF2	4.48%	#	05/25/2035	9,889,341
45,361,000	Series 2005-7-AF3	4.75%	#	05/25/2035	45,924,111
13,228,753	Series 2006-10-AF3	5.98%	#	06/25/2036	7,822,374
9,468,046	Series 2006-10-AF4	6.30%	#	06/25/2036	5,596,069
17,944,249	Series 2006-15-AF4	5.96%	#	09/25/2036	10,680,291
2,963,020	Series 2006-18-AF3A	5.77%	#	11/25/2036	1,814,373
6,286,837	Series 2006-18-AF6	5.68%	#	11/25/2036	3,579,769
10,465,604	Series 2007-10-A1A	6.00%		11/25/2037	9,316,585
5,034,279	Series 2007-10-A2A	6.50%		11/25/2037	4,040,971

	GSMPS Mortgage Loan Trust,
18,838,727	Series 2005-RP2-1AF	0.52%	#^	03/25/2035	16,576,987
18,838,727	Series 2005-RP2-1AS	4.88%	#^ I/O	03/25/2035	2,168,969
10,764,900	Series 2005-RP3-1AF	0.52%	#^	09/25/2035	9,267,265
10,764,900	Series 2005-RP3-1AS	4.73%	#^ I/O	09/25/2035	1,443,708
40,874,990	Series 2006-RP1-1AS	4.60%	#^ I/O	01/25/2036	5,367,172
40,874,990	Series 2006-RP1-AF1	0.52%	#^	01/25/2036	35,808,535

	GSR Mortgage Loan Trust,
4,177,750	Series 2005-1F-1A2	5.50%		02/25/2035	4,295,715
9,192,639	Series 2005-1F-3A3	6.00%		01/25/2035	9,401,078
1,378,688	Series 2005-6F-3A5	6.00%		07/25/2035	1,438,007
13,278,013	Series 2005-6F-3A9	6.73%	# I/F I/O	07/25/2035	2,380,688
1,367,185	Series 2005-6F-4A1	0.67%	#	07/25/2035	1,084,674
891,413	Series 2005-7F-3A1	0.67%	#	09/25/2035	829,430
18,511,445	Series 2005-8F-3A5	6.00%		11/25/2035	16,256,178
6,171,426	Series 2005-8F-4A1	6.00%		11/25/2035	5,048,584
3,057,383	Series 2006-1F-1A2	5.50%		02/25/2036	2,977,420
1,754,419	Series 2006-2F-2A3	5.75%		02/25/2036	1,631,594
6,322,033	Series 2006-2F-3A3	6.00%		02/25/2036	5,206,757
22,375,280	Series 2006-6F-2A3	6.00%		07/25/2036	19,414,203
20,014,445	Series 2006-7F-2A1	6.00%		08/25/2036	18,578,028
10,801,090	Series 2006-7F-3A4	6.25%		08/25/2036	8,775,421
16,236,571	Series 2006-9F-2A1	6.00%		10/25/2036	15,222,045
35,197,495	Series 2006-9F-4A1	6.50%		10/25/2036	31,493,100
291,925	Series 2006-9F-8A1	5.50%		08/25/2021	277,301
34,731,932	Series 2006-OA1-2A1	0.36%	#	08/25/2046	33,657,621
3,336,141	Series 2007-1F-2A2	5.50%		01/25/2037	3,208,994
4,976,312	Series 2007-4F-1A1	5.00%		07/25/2037	4,607,139
57,880,048	Series 2007-4F-3A11	6.00%		07/25/2037	52,585,008

22	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Harborview Mortgage Loan Trust,
$3,966,913	Series 2005-14-3A1A	2.65%	#	12/19/2035	3,529,128
11,220,989	Series 2006-10-2A1A	0.36%	#	11/19/2036	9,169,703
28,644,845	Series 2006-11-A1A	0.35%	#	12/19/2036	21,626,399

	Home Equity Asset Trust,
1,943,437	Series 2003-3-M1	1.46%	#	08/25/2033	1,843,172
934,069	Series 2004-7-M2	1.16%	#	01/25/2035	900,480

	Homebanc Mortgage Trust,
2,661,512	Series 2005-1-M2	0.66%	#	03/25/2035	2,209,483
42,113,190	Series 2005-3-A1	0.41%	#	07/25/2035	38,896,964
4,591,344	Series 2006-1-3A1	2.18%	#	04/25/2037	3,977,490

	HSI Asset Loan Obligation Trust,
947,337	Series 2006-2-2A1	5.50%		12/25/2021	927,628
53,458,801	Series 2007-2-3A6	6.00%		09/25/2037	44,440,943
8,785,125	Series 2007-AR1-3A1	2.39%	#	01/25/2037	7,092,794

	IMPAC Trust,
1,486,619	Series 2002-9F-A1	5.22%	#	12/25/2032	1,523,258

	IndyMac Mortgage Loan Trust,
8,847,753	Series 2006-AR2-4A1	2.57%	#	09/25/2036	7,537,852
40,010,990	Series 2006-AR3-1A1	2.58%	#	12/25/2036	35,033,503
12,647,940	Series 2006-AR7-3A1	2.60%	#	05/25/2036	10,706,152
8,568,989	Series 2007-A1-A1	6.00%		08/25/2037	7,543,341
6,273,169	Series 2007-A1-A7	6.00%		08/25/2037	5,522,315
34,673,148	Series 2007-A3-A1	6.25%		11/25/2037	29,906,179
11,579,463	Series 2007-AR3-3A1	5.29%	#	07/25/2037	10,445,127
798,407	Series 2007-F2-1A2	6.00%		07/25/2037	719,745
30,747,722	Series 2007-F2-2A1	6.50%		07/25/2037	20,765,382

	Jefferies & Company, Inc.,
5,576,431	Series 2010-R1-1A1	6.00%	#^	03/26/2037	5,834,112
11,101,132	Series 2010-R4-1A4	6.65%	#^	10/26/2036	10,215,371

	JP Morgan Alternative Loan Trust,
19,618,653	Series 2005-S1-2A11	6.00%		12/25/2035	18,433,098
6,289,322	Series 2005-S1-2A9	6.00%		12/25/2035	5,909,258
6,405,008	Series 2006-S1-1A8	5.75%		03/25/2036	5,685,444
17,766,030	Series 2006-S2-A4	6.19%	#	05/25/2036	13,024,419
11,612,868	Series 2006-S4-A3A	5.78%	#	12/25/2036	10,636,609
28,700,000	Series 2006-S4-A4	5.96%	#	12/25/2036	23,350,750

	JP Morgan Mortgage Acquisition Corporation,
14,806,192	Series 2006-CH2-AF3	5.10%	#	10/25/2036	11,954,342
5,132,718	Series 2006-WF1-A5	6.41%	#	07/25/2036	3,090,415
15,000,000	Series 2007-CH1-AF5	4.51%	#	11/25/2036	14,402,505
4,249,819	Series 2007-CH5-A3	0.28%	#	05/25/2037	4,163,331

	JP Morgan Mortgage Trust,
2,831,824	Series 2005-A6-5A1	5.01%	#	08/25/2035	2,793,270
4,199,927	Series 2005-S2-2A13	5.50%		09/25/2035	4,357,523
2,920,069	Series 2006-S2-3A3	6.00%		07/25/2036	2,609,015
9,353,534	Series 2006-S3-1A2	6.00%		08/25/2036	8,298,006
11,920,543	Series 2006-S3-1A21	0.55%	#	08/25/2036	6,185,069
11,920,543	Series 2006-S3-1A22	6.95%	# I/F I/O	08/25/2036	4,845,754
4,358,042	Series 2006-S3-1A9	6.00%		08/25/2036	3,866,259
12,969,987	Series 2006-S4-A8	0.55%	#	01/25/2037	8,559,945
12,969,987	Series 2006-S4-A9	6.45%	# I/F I/O	01/25/2037	2,844,973
4,076,536	Series 2007-A2-2A1	2.53%	#	04/25/2037	3,666,351
17,683,511	Series 2007-S1-2A6	6.00%		03/25/2037	15,269,464
6,923,818	Series 2007-S3-1A1	5.50%		08/25/2037	6,199,344
11,625,390	Series 2007-S3-1A35	6.00%		08/25/2037	10,576,640
1,970,003	Series 2007-S3-1A9	6.00%		08/25/2037	1,791,029
10,719,203	Series 2007-S3-1A96	6.00%		08/25/2037	9,757,015
12,208,161	Series 2007-S3-1A97	6.00%		08/25/2037	11,113,760
3,450,405	Series 2007-S3-2A2	5.50%		08/25/2022	3,430,492

	JP Morgan Resecuritization Trust,
22,382,374	Series 2010-1-1A4	6.00%	^	02/26/2037	17,503,245
18,243,980	Series 2010-2-3A9	6.00%	^	07/26/2036	15,354,232
2,956,569	Series 2010-8-2A3	2.45%	#^	11/26/2034	2,951,842
11,359,180	Series 2011-2-7A11	6.14%	#^	04/26/2036	11,246,415
4,268,829	Series 2012-2-3A3	2.26%	#^	10/26/2036	4,262,440

	Lehman Mortgage Trust,
5,993,576	Series 2005-2-3A5	5.50%		12/25/2035	5,405,870
5,972,773	Series 2005-2-5A5	5.75%		12/25/2035	5,363,843

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lehman Mortgage Trust, (Cont.)
$8,197,706	Series 2005-3-2A1	6.00%		01/25/2036	7,627,310
698,068	Series 2005-3-2A3	5.50%		01/25/2036	633,084
3,749,279	Series 2005-3-2A7	6.00%		01/25/2036	3,488,405
3,038,112	Series 2006-1-1A1	0.92%	#	02/25/2036	2,127,930
9,114,335	Series 2006-1-1A2	4.58%	# I/F I/O	02/25/2036	1,145,754
12,216,061	Series 2006-1-3A1	0.92%	#	02/25/2036	10,754,813
12,216,061	Series 2006-1-3A2	4.58%	# I/F I/O	02/25/2036	1,507,175
7,870,704	Series 2006-1-3A4	5.50%		02/25/2036	7,718,025
5,670,760	Series 2006-4-1A3	5.23%	# I/F I/O	08/25/2036	768,490
3,604,213	Series 2006-4-1A4	6.00%		08/25/2036	3,085,786
10,272,269	Series 2006-5-2A1	0.52%	#	09/25/2036	4,446,018
21,397,025	Series 2006-5-2A2	6.98%	# I/F I/O	09/25/2036	7,504,301
17,791,078	Series 2006-6-3A9	5.50%		10/25/2036	14,422,516
10,695,547	Series 2006-6-4A5	6.00%		12/25/2036	10,706,232
5,184,014	Series 2006-7-2A2	0.62%	#	11/25/2036	2,344,151
16,487,823	Series 2006-7-2A5	6.38%	# I/F I/O	11/25/2036	5,587,444
4,834,938	Series 2006-9-1A19	29.88%	# I/F	01/25/2037	7,462,185
5,353,445	Series 2006-9-1A5	0.77%	#	01/25/2037	3,470,205
15,917,085	Series 2006-9-1A6	4.98%	# I/F I/O	01/25/2037	2,456,547
6,503,765	Series 2006-9-2A1	0.55%	#	01/25/2037	2,768,461
13,168,968	Series 2006-9-2A2	6.45%	# I/F I/O	01/25/2037	3,894,209
14,511,064	Series 2007-10-2A1	6.50%		01/25/2038	12,687,590
4,361,841	Series 2007-2-1A1	5.75%		02/25/2037	3,486,756
4,290,601	Series 2007-4-2A11	0.50%	#	05/25/2037	1,567,584
16,930,244	Series 2007-4-2A8	6.50%	# I/F I/O	05/25/2037	5,724,623
1,657,784	Series 2007-4-2A9	0.50%	#	05/25/2037	572,320
19,804,415	Series 2007-5-11A1	5.54%	#	06/25/2037	15,009,469
8,434,677	Series 2007-5-3A4	5.00%		12/25/2035	7,991,730
3,053,334	Series 2007-5-4A3	39.04%	# I/F	08/25/2036	5,490,154
1,356,366	Series 2007-5-7A3	7.50%		10/25/2036	1,131,447
1,059,276	Series 2007-6-1A8	6.00%		07/25/2037	969,615
9,056,543	Series 2008-2-1A6	6.00%		03/25/2038	7,640,589

	Lehman XS Trust,
2,277,085	Series 2005-10-2A3B	5.55%	#	01/25/2036	2,049,998
14,814,731	Series 2005-4-2A3A	5.00%	#	10/25/2035	13,487,020
3,005,672	Series 2006-5-2A4A	5.89%	#	04/25/2036	2,847,418
24,583,938	Series 2007-1-2A1	5.53%	#	02/25/2037	22,840,199

	Long Beach Mortgage Loan Trust,
8,874,343	Series 2006-WL1-2A3	0.41%	#	01/25/2046	8,519,778

	MASTR Adjustable Rate Mortgages Trust,
6,468,503	Series 2005-2-2A1	2.46%	#	03/25/2035	5,190,890
5,777,091	Series 2005-6-5A1	2.50%	#	07/25/2035	5,008,518
26,460,983	Series 2007-1-2A1	2.78%	#	11/25/2036	24,159,248
6,171,160	Series 2007-2-A2	0.28%	#	03/25/2047	6,055,075

	MASTR Alternative Loans Trust,
2,521,394	Series 2005-2-3A1	6.00%		03/25/2035	2,525,960
962,902	Series 2005-5-2A3	5.50%		07/25/2025	966,713
7,440,431	Series 2005-6-1A5	5.50%		12/25/2035	6,664,944
3,926,765	Series 2006-3-1A2	6.25%		07/25/2036	3,457,187
8,007,001	Series 2007-1-1A5	5.75%		10/25/2036	7,647,879
8,563,321	Series 2007-1-2A7	6.00%		10/25/2036	6,760,048

	MASTR Asset Backed Securities Trust,
4,975,000	Series 2003-OPT1-M3	4.30%	#	12/25/2032	4,923,310
22,970,332	Series 2006-AM2-A3	0.34%	#	06/25/2036	18,380,078
2,599,112	Series 2006-NC1-A3	0.36%	#	01/25/2036	2,572,526

	MASTR Asset Securitization Trust,
336,161	Series 2003-1-30B2	5.75%		02/25/2033	336,226
434,103	Series 2007-1-1A1	5.50%		11/25/2037	419,342
6,896,479	Series 2007-1-1A3	6.25%		11/25/2037	6,099,212

	MASTR Seasoned Securitization Trust,
1,755,326	Series 2005-2-1A4	6.00%		10/25/2032	1,759,135
2,203,885	Series 2005-2-2A1	0.57%	#	10/25/2032	1,957,222

	Merrill Lynch Mortgage Investors Trust,
13,123,008	Series 2006-3-1A	2.33%	#	10/25/2036	12,828,429
4,026,007	Series 2006-F1-1A2	6.00%		04/25/2036	3,821,627

	Monterey Ltd.,
73,986,534	Series 2006-1A-A1A	0.47%	#^	09/06/2042	7,768,586
292,083,400	Series 2006-1A-A1B	0.47%	#^	09/06/2042	30,668,757

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	23

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Capital, Inc.,
$1,132,086	Series 2003-NC6-M2	3.10%	#	06/25/2033	1,070,465

	Morgan Stanley Mortgage Loan Trust,
3,044,865	Series 2005-10-1A1	0.87%	#	12/25/2035	2,495,550
7,628,736	Series 2005-10-1A6	5.75%		12/25/2035	7,209,346
9,206,706	Series 2005-10-2A1	5.53%	#	12/25/2035	9,265,380
1,158,119	Series 2005-6AR-1A1	0.45%	#	11/25/2035	1,122,633
6,771,469	Series 2006-11-1A6	6.23%	#	08/25/2036	3,457,160
16,967,482	Series 2006-11-2A1	6.00%		08/25/2036	14,036,790
9,311,042	Series 2006-17XS-A3A	5.65%	#	10/25/2046	6,019,086
2,887,943	Series 2006-17XS-A6	5.58%	#	10/25/2046	1,709,483
12,989,969	Series 2006-2-2A3	5.75%		02/25/2036	12,380,973
50,865,804	Series 2006-7-3A	5.34%	#	06/25/2036	43,307,044
4,257,909	Series 2006-7-4A4	6.00%		06/25/2036	3,820,847
4,310,396	Series 2006-7-4A7	6.00%		06/25/2036	3,867,947
5,783,652	Series 2007-13-6A1	6.00%		10/25/2037	4,951,708
21,793,709	Series 2007-14AR-2A3	2.46%	#	10/25/2037	18,380,160
4,600,081	Series 2007-1XS-2A3	5.92%	#	09/25/2046	2,825,973
3,382,604	Series 2007-1XS-2A4A	6.08%	#	09/25/2046	2,244,514
1,951,042	Series 2007-3XS-1A2A	5.62%	#	01/25/2047	1,896,535
10,059,800	Series 2007-3XS-2A3S	5.86%	#	01/25/2047	7,510,465
5,884,034	Series 2007-3XS-2A4S	5.96%	#	01/25/2047	4,392,419

	Morgan Stanley Re-Remic Trust,
1,941,561	Series 2010-R9-1A	4.00%	#^	08/26/2036	1,967,315
6,905,806	Series 2010-R9-1B	6.57%	#^	08/26/2036	5,184,576
59,188,335	Series 2010-R9-3C	6.10%	#^	11/26/2036	58,729,868
7,163,572	Series 2011-R1-1A	5.94%	#^	02/26/2037	7,618,698

	MSCC Heloc Trust,
27,564,239	Series 2007-1-A	0.27%	#	12/25/2031	26,257,418

	New Century Home Equity Loan Trust,
33,589,250	Series 2005-2-M3	0.66%	#	06/25/2035	27,515,373

	New Residential Mortgage Loan Trust,
35,001,938	Series 2014-2A-A3	3.75%	#^	05/25/2054	36,202,977

	New York Mortgage Trust,
1,503,113	Series 2005-2-A	0.50%	#	08/25/2035	1,393,656

	Newcastle Mortgage Securities Trust,
1,489,030	Series 2006-1-A3	0.35%	#	03/25/2036	1,490,786

	Nomura Asset Acceptance Corporation,
863,775	Series 2005-AP1-2A5	4.86%	#	02/25/2035	880,725
19,564,250	Series 2006-AF1-1A2	6.16%	#	05/25/2036	10,923,366
3,975,805	Series 2006-AF1-1A3	6.41%	#	05/25/2036	2,219,048
23,881,760	Series 2006-AP1-A2	5.52%	#	01/25/2036	14,735,309
4,036,520	Series 2006-AP1-A3	5.65%	#	01/25/2036	2,512,322
2,037,102	Series 2006-WF1-A2	5.76%	#	06/25/2036	1,221,405

	Nomura Home Equity Loan, Inc.,
20,788,568	Series 2006-AF1-A2	5.80%	#	10/25/2036	11,270,626
3,799,436	Series 2007-1-1A1	6.06%	#	02/25/2037	2,250,057
18,937,267	Series 2007-1-1A3	5.99%	#	02/25/2037	11,215,558

	Option One Mortgage Loan Trust,
1,005,256	Series 2002-2-A	0.71%	#	06/25/2032	942,668
1,432,640	Series 2004-3-M3	1.15%	#	11/25/2034	1,299,674

	Park Place Securities, Inc.,
13,000,000	Series 2005-WHQ4-M2	0.66%	#	09/25/2035	10,609,235

	PFCA Home Equity Investment Trust,
51,153,979	Series 2003-IFC5-A	4.23%	#^	01/22/2035	48,779,831
56,089,218	Series 2003-IFC6-A	4.27%	#^	04/22/2035	51,810,755

	PHH Alternative Mortgage Trust,
12,226,054	Series 2007-1-1A1	0.33%	#	02/25/2037	10,402,269
35,049,140	Series 2007-2-2A1	6.00%		05/25/2037	31,714,565
1,476,291	Series 2007-2-3A1	6.00%		05/25/2037	1,311,794
22,685,890	Series 2007-3-A2	0.36%	#	07/25/2037	22,042,541

	Popular ABS Mortgage Pass-Through Trust,
755,111	Series 2005-5-AF6	4.56%	#	11/25/2035	757,061

	PR Mortgage Loan Trust,
312,850,154	Series 2014-1-APT	5.93%	#^	10/25/2049	319,576,432

	Prime Mortgage Trust,
4,283,639	Series 2006-DR1-2A1	5.50%	^	05/25/2035	4,196,717
6,714,434	Series 2006-DR1-2A2	6.00%	^	05/25/2035	6,664,076

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	RBSGC Structured Trust,
$50,640,128	Series 2008-B-A1	6.00%	^	06/25/2037	45,084,207

	Renaissance Home Equity Loan Trust,
1,470,079	Series 2006-1-AF6	5.75%	#	05/25/2036	1,070,653
10,939,828	Series 2006-4-AF4	5.47%	#	01/25/2037	6,467,517
21,542,747	Series 2006-4-AF5	5.69%	#	01/25/2037	13,205,144
18,139,410	Series 2007-2-AF2	5.68%	#	06/25/2037	9,452,174
9,810,389	Series 2007-2-AF5	6.20%	#	06/25/2037	5,574,253

	Residential Accredit Loans, Inc.,
7,735,036	Series 2004-QS15-A1	5.25%		11/25/2034	8,071,479
62,031,222	Series 2005-QA11-4A1	3.29%	#	10/25/2035	52,080,236
31,991,894	Series 2005-QA13-2A1	3.55%	#	12/25/2035	27,665,982
21,202,549	Series 2005-QA3-CB1	3.03%	#	03/25/2035	15,081,967
903,857	Series 2005-QS12-A11	49.24%	# I/F	08/25/2035	1,639,612
3,998,616	Series 2005-QS13-1A6	5.50%		09/25/2035	3,533,317
7,448,989	Series 2005-QS13-2A1	0.87%	#	09/25/2035	5,579,286
30,540,856	Series 2005-QS13-2A2	4.88%	# I/F I/O	09/25/2035	3,735,880
12,830,131	Series 2005-QS14-2A1	6.00%		09/25/2035	10,176,026
6,413,426	Series 2005-QS15-2A	6.00%		10/25/2035	5,023,604
6,593,367	Series 2005-QS15-3A	6.00%		10/25/2035	5,950,718
7,417,923	Series 2005-QS16-A1	0.87%	#	11/25/2035	5,492,690
7,416,640	Series 2005-QS16-A2	4.63%	# I/F I/O	11/25/2035	996,211
3,422,392	Series 2005-QS17-A1	6.00%		12/25/2035	3,071,853
2,371,541	Series 2005-QS17-A10	6.00%		12/25/2035	2,128,636
9,918,814	Series 2005-QS17-A11	6.00%		12/25/2035	8,902,880
7,049,981	Series 2005-QS17-A2	1.02%	#	12/25/2035	5,165,810
7,049,981	Series 2005-QS17-A4	4.98%	# I/F I/O	12/25/2035	1,167,279
5,672,633	Series 2005-QS17-A6	6.00%		12/25/2035	5,091,613
2,699,638	Series 2005-QS1-A5	5.50%		01/25/2035	2,734,637
2,918,960	Series 2005-QS5-A3	5.70%		04/25/2035	2,768,230
2,550,097	Series 2005-QS9-A1	0.67%	#	06/25/2035	2,150,092
6,290,610	Series 2005-QS9-A4	4.83%	# I/F I/O	06/25/2035	763,482
2,745,607	Series 2006-QS10-A4	5.75%		08/25/2036	2,294,957
18,561,963	Series 2006-QS11-1A1	6.50%		08/25/2036	15,654,287
2,894,453	Series 2006-QS12-1A1	6.50%		09/25/2036	2,191,431
7,252,003	Series 2006-QS12-2A18	5.75%		09/25/2036	5,837,550
10,986,448	Series 2006-QS14-A18	6.25%		11/25/2036	9,343,249
5,965,230	Series 2006-QS15-A1	6.50%		10/25/2036	4,993,160
2,221,040	Series 2006-QS16-A10	6.00%		11/25/2036	1,744,502
7,897,664	Series 2006-QS16-A11	6.00%		11/25/2036	6,203,173
2,305,416	Series 2006-QS16-A7	6.00%		11/25/2036	1,810,775
2,491,274	Series 2006-QS16-A8	6.00%		11/25/2036	1,956,757
985,844	Series 2006-QS16-A9	6.00%		11/25/2036	774,325
5,256,477	Series 2006-QS17-A4	6.00%		12/25/2036	4,368,574
29,202,712	Series 2006-QS17-A5	6.00%		12/25/2036	24,269,907
2,960,054	Series 2006-QS1-A6	41.52%	# I/F	01/25/2036	5,614,417
20,358,323	Series 2006-QS3-1A11	6.00%		03/25/2036	17,687,352
4,536,692	Series 2006-QS4-A8	8.00%	# I/F	04/25/2036	4,235,764
13,181,552	Series 2006-QS5-A3	6.00%		05/25/2036	11,172,262
39,285,984	Series 2006-QS5-A4	6.00%		05/25/2036	33,297,543
16,741,861	Series 2006-QS8-A1	6.00%		08/25/2036	13,835,139
29,032,831	Series 2006-QS8-A5	5.38%	# I/F I/O	08/25/2036	4,806,617
9,597,684	Series 2006-QS9-1A6	5.13%	# I/F I/O	07/25/2036	1,586,324
9,318,652	Series 2007-QS11-A1	7.00%		10/25/2037	7,823,353
32,103,047	Series 2007-QS1-1A2	5.28%	# I/F I/O	01/25/2037	4,681,651
3,231,512	Series 2007-QS1-1A4	6.00%		01/25/2037	2,774,641
7,710,004	Series 2007-QS1-2A10	6.00%		01/25/2037	6,341,478
1,375,617	Series 2007-QS2-A6	6.25%		01/25/2037	1,140,185
50,506,119	Series 2007-QS3-A1	6.50%		02/25/2037	41,757,600
8,053,515	Series 2007-QS3-A4	6.25%		02/25/2037	6,566,619
12,782,783	Series 2007-QS4-3A3	6.00%		03/25/2037	10,759,767
6,059,426	Series 2007-QS5-A1	5.50%		03/25/2037	4,777,033
2,499,760	Series 2007-QS5-A5	0.47%	#	03/25/2037	1,522,071
8,302,275	Series 2007-QS5-A8	6.53%	# I/F I/O	03/25/2037	2,026,025
6,725,224	Series 2007-QS6-A102	5.75%		04/25/2037	5,573,798
2,162,355	Series 2007-QS6-A13	53.55%	# I/F	04/25/2037	4,784,472
9,629,993	Series 2007-QS6-A45	5.75%		04/25/2037	7,981,242
15,347,233	Series 2007-QS6-A6	6.25%		04/25/2037	13,114,395
1,059,985	Series 2007-QS6-A77	54.39%	# I/F	04/25/2037	2,385,906
11,507,944	Series 2007-QS7-2A1	6.75%		06/25/2037	7,254,286
49,578,922	Series 2007-QS9-A33	6.50%		07/25/2037	43,434,458

	Residential Asset Mortgage Products, Inc.,
244,729	Series 2004-RS4-AI6	5.07%	#	04/25/2034	251,201
1,506,593	Series 2004-RS5-AI6	5.55%	#	05/25/2034	1,496,649

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Asset Mortgage Products, Inc., (Cont.)
$7,994,709	Series 2004-RS7-A3	2.75%	#	07/25/2034	7,103,003
2,562,479	Series 2004-RS7-AI6	5.22%	#	07/25/2034	2,449,525
21,105	Series 2004-RS9-AI4	4.77%	#	10/25/2032	32,307
747,747	Series 2004-RS9-AI6	4.72%	#	07/25/2034	737,620
1,667,246	Series 2004-RZ2-AI4	5.35%	#	02/25/2033	1,669,075
7,550,000	Series 2005-RS1-AI5	5.41%	#	01/25/2035	7,596,289
61,742,448	Series 2005-RS9-AI4	0.49%	#	11/25/2035	50,753,651
40,000,000	Series 2006-RS2-A3A	0.47%	#	03/25/2036	34,546,520
3,022,805	Series 2006-RS5-A3	0.34%	#	09/25/2036	2,954,108
12,760,000	Series 2006-RX5-A3	0.42%	#	08/25/2046	11,104,326
12,300,000	Series 2006-RZ3-A3	0.46%	#	08/25/2036	11,208,928

	Residential Asset Securities Corporation,
398,947	Series 2002-KS1-AI6	6.08%	#	06/25/2032	410,986
2,653,607	Series 2003-KS11-MI1	5.13%	#	01/25/2034	2,556,418
2,468,916	Series 2005-AHL3-A2	0.41%	#	11/25/2035	2,433,587
27,100,365	Series 2005-KS11-M2	0.59%	#	12/25/2035	23,124,118
15,888,005	Series 2006-EMX5-A3	0.33%	#	07/25/2036	14,581,836
307,826	Series 2006-KS4-A3	0.32%	#	06/25/2036	307,389
37,100,000	Series 2007-KS3-AI3	0.42%	#	04/25/2037	33,766,008

	Residential Asset Securitization Trust,
8,048,741	Series 2005-A11-2A4	6.00%		10/25/2035	6,291,089
5,860,633	Series 2005-A12-A7	4.83%	# I/F I/O	11/25/2035	776,414
4,660,773	Series 2005-A12-A8	0.72%	#	11/25/2035	3,529,044
17,745,301	Series 2005-A15-5A3	5.75%		02/25/2036	14,873,153
3,306,441	Series 2005-A7-A3	5.50%		06/25/2035	3,001,551
8,078,658	Series 2005-A8CB-A11	6.00%		07/25/2035	7,550,629
8,131,128	Series 2005-A8CB-A2	4.83%	# I/F I/O	07/25/2035	1,157,490
7,505,895	Series 2006-A10-A5	6.50%		09/25/2036	5,701,988
1,299,972	Series 2006-A1-1A3	6.00%		04/25/2036	1,076,536
10,868,085	Series 2006-A12-A1	6.25%		11/25/2036	7,819,152
10,566,053	Series 2006-A13-A1	6.25%		12/25/2036	7,800,579
22,452,262	Series 2006-A1-3A2	6.00%		04/25/2036	17,976,067
18,895,196	Series 2006-A14C-2A6	0.62%	#	12/25/2036	5,878,522
41,698,864	Series 2006-A14C-2A7	6.38%	# I/F I/O	12/25/2036	14,179,344
10,436,891	Series 2006-A2-A11	6.00%		01/25/2046	8,741,669
7,225,867	Series 2006-A2-A4	6.00%		01/25/2046	6,052,198
1,205,160	Series 2006-A4-2A5	6.00%		05/25/2036	1,099,986
6,990,734	Series 2006-A8-1A1	6.00%		08/25/2036	6,427,757
8,598,453	Series 2006-R1-A1	27.71%	# I/F	01/25/2046	16,145,043
50,053,138	Series 2007-A2-1A2	6.00%		04/25/2037	43,406,582
1,440,395	Series 2007-A3-1A2	45.05%	# I/F	04/25/2037	3,137,044
26,612,030	Series 2007-A5-1A4	5.93%	# I/F I/O	05/25/2037	6,261,212
6,869,672	Series 2007-A5-1A6	0.57%	#	05/25/2037	1,798,697
11,628,867	Series 2007-A5-2A3	6.00%		05/25/2037	10,326,003
5,096,338	Series 2007-A5-2A5	6.00%		05/25/2037	4,525,360
20,050,076	Series 2007-A6-1A2	6.00%		06/25/2037	18,314,642
12,291,750	Series 2007-A7-A1	6.00%		07/25/2037	9,078,748
23,955,952	Series 2007-A7-A6	6.00%		07/25/2037	17,693,986

	Residential Funding Mortgage Securities Trust,
3,579,275	Series 2003-S16-A1	4.75%		09/25/2018	3,611,835
6,216,658	Series 2005-S9-A10	6.25%		12/25/2035	6,073,159
16,077,515	Series 2005-S9-A6	5.75%		12/25/2035	16,245,895
1,195,098	Series 2005-S9-A8	5.50%		12/25/2035	1,182,871
20,481,064	Series 2006-S10-1A1	6.00%		10/25/2036	18,217,681
36,148,394	Series 2006-S11-A1	6.00%		11/25/2036	34,051,462
6,698,187	Series 2006-S5-A12	6.00%		06/25/2036	6,203,968
458,586	Series 2006-S5-A15	6.00%		06/25/2036	424,750
10,997,333	Series 2006-S9-A1	6.25%		09/25/2036	9,999,743
8,588,376	Series 2007-S1-A7	6.00%		01/25/2037	7,900,954
7,346,663	Series 2007-S2-A1	6.00%		02/25/2037	6,638,842
8,276,825	Series 2007-S2-A4	6.00%		02/25/2037	7,479,386
15,451,886	Series 2007-S2-A5	6.00%		02/25/2037	13,963,159
2,414,615	Series 2007-S2-A9	6.00%		02/25/2037	2,182,008
7,264,041	Series 2007-S3-1A4	6.00%		03/25/2037	6,642,987
2,348,209	Series 2007-S4-A1	6.00%		04/25/2037	2,106,935
6,268,481	Series 2007-S4-A2	6.00%		04/25/2037	5,624,407
50,865,362	Series 2007-S5-A1	6.00%		05/25/2037	46,670,648
14,740,983	Series 2007-S5-A8	6.00%		05/25/2037	13,489,414
8,373,649	Series 2007-S6-2A4	6.00%		06/25/2037	7,601,607
42,331,949	Series 2007-S7-A20	6.00%		07/25/2037	38,526,222
17,285,388	Series 2007-S8-1A1	6.00%		09/25/2037	15,668,651
7,239,246	Series 2007-SA1-4A	6.03%	#	02/25/2037	6,516,747
16,686,183	Series 2007-SA2-2A1	3.03%	#	04/25/2037	14,637,487

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Saxon Asset Securities Trust,
$66,873,178	Series 2006-3-A3	0.34%	#	10/25/2046	55,301,844

	Securitized Mortgage Asset Loan Trust,
422,018,341	Series 2015-1-PC	2.19%	#^µ	02/25/2054	301,333,039

	Sequoia Mortgage Trust,
344,728	Series 2003-4-2A1	0.53%	#	07/20/2033	326,169
16,137,075	Series 2013-2-A	1.87%	#	02/25/2043	15,172,385

	Solstice Ltd.,
2,262,096	Series 2003-3A-A2	1.37%	#^	09/15/2033	2,262,322

	Soundview Home Equity Loan Trust,
17,713,730	Series 2007-NS1-A2	0.32%	#	01/25/2037	17,339,457

	Springleaf Mortgage Loan Trust,
118,132,750	Series 2013-1A-B3F	6.00%	#^	06/25/2058	119,276,511
61,983,000	Series 2013-2A-B1	6.00%	#^	12/25/2065	64,218,913

	STARM Mortgage Loan Trust,
25,335,925	Series 2007-2-1A1	2.71%	#	04/25/2037	21,549,015
13,190,786	Series 2007-3-1A1	2.62%	#	06/25/2037	12,024,865

	Structured Adjustable Rate Mortgage Loan Trust,
11,550,801	Series 2004-12-8A	2.44%	#	09/25/2034	11,358,399
4,475,792	Series 2006-1-8A1	5.27%	#	02/25/2036	3,439,610

	Structured Asset Securities Corporation,
112,942	Series 2003-18XS-A6	4.54%	#	06/25/2033	113,777
5,010,411	Series 2003-24A-1A3	2.44%	#	07/25/2033	4,975,268
12,688,794	Series 2003-35-1A1	5.21%	#	12/25/2033	13,236,240
5,056,120	Series 2004-11XS-2A2	5.05%	#	06/25/2034	6,007,664
2,601,971	Series 2004-15-2A1	4.75%		09/25/2019	2,640,841
12,035,720	Series 2004-22-A2	5.09%	#	01/25/2035	12,500,558
33,163,693	Series 2005-10-1A1	5.75%		06/25/2035	32,704,409
4,341,308	Series 2005-10-6A1	5.00%		06/25/2020	4,501,807
8,185,964	Series 2005-13-3A1	6.00%		09/25/2035	7,175,882
2,616,757	Series 2005-14-1A1	0.47%	#	07/25/2035	2,324,104
915,370	Series 2005-14-1A4	23.75%	# I/F	07/25/2035	1,266,121
52,728,773	Series 2005-14-4A1	5.75%		07/25/2035	51,945,197
5,162,670	Series 2005-15-1A1	5.50%		08/25/2035	5,416,758
10,430,433	Series 2005-15-2A7	5.50%		08/25/2035	10,326,952
18,065,403	Series 2005-15-3A1	4.95%	#	08/25/2035	17,929,931
10,381,512	Series 2005-16-1A2	5.50%		09/25/2035	10,662,343
12,452,128	Series 2005-3-1A6	5.75%		03/25/2035	12,111,363
2,989,953	Series 2005-6-4A1	5.00%		05/25/2035	3,041,600

	Suntrust Alternative Loan Trust,
1,575,113	Series 2005-1F-2A3	5.75%		12/25/2035	1,413,825
2,570,220	Series 2006-1F-1A3	6.00%		04/25/2036	2,061,278

	Thornburg Mortgage Securities Trust,
1,345,694	Series 2003-6-A2	1.17%	#	12/25/2033	1,250,068
9,455,673	Series 2004-4-5A	2.47%	#	12/25/2044	9,258,773
26,497,630	Series 2007-1-A1	1.47%	#	03/25/2037	25,259,078
6,620,391	Series 2007-1-A2A	1.47%	#	03/25/2037	5,922,800

	Washington Mutual Mortgage Pass-Through Certificates,
10,157,119	Series 2005-1-2A	6.00%		03/25/2035	9,700,881
5,208,095	Series 2005-4-5A1	5.50%		06/25/2035	5,016,112
1,827,037	Series 2005-5-CB12	48.69%	# I/F	07/25/2035	3,469,324
5,916,394	Series 2005-5-CB6	0.77%	#	07/25/2035	4,679,513
1,936,860	Series 2005-6-2A7	5.50%		08/25/2035	1,871,864
1,949,076	Series 2005-7-3CB	6.50%		08/25/2035	1,567,997
25,240,172	Series 2005-8-1A2	5.50%		10/25/2035	23,714,000
19,449,598	Series 2005-9-2A2	5.50%		11/25/2035	17,822,503
4,813,671	Series 2005-9-CX	5.50%	I/O	11/25/2035	1,147,213
7,968,821	Series 2006-1-3A1	5.75%		02/25/2036	7,316,055
4,033,292	Series 2006-1-3A2	5.75%		02/25/2036	3,703,554
3,427,399	Series 2006-1-3A7	5.75%		02/25/2036	3,145,989
4,302,643	Series 2006-5-1A8	5.75%		07/25/2036	3,500,135
7,963,823	Series 2006-5-2CB1	6.00%		07/25/2036	6,102,542
14,465,653	Series 2006-5-2CB6	6.00%		07/25/2036	11,084,784
8,527,767	Series 2006-5-3A5	6.45%	#	07/25/2036	4,743,912
5,245,038	Series 2006-9-A7	5.13%	#	10/25/2036	3,360,155
17,751,643	Series 2006-AR10-1A1	2.24%	#	09/25/2036	16,091,652
26,490,958	Series 2006-AR15-1A	0.97%	#	11/25/2046	22,303,718
2,289,975	Series 2006-AR6-2A3	4.48%	#	08/25/2036	2,090,591
22,010,587	Series 2007-2-1A2	6.00%		04/25/2037	18,913,191

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	25

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Washington Mutual Mortgage Pass-Through Certificates, (Cont.)
$22,512,790	Series 2007-2-1A6	6.00%		04/25/2037	19,344,723
16,444,187	Series 2007-3-A3	6.00%		04/25/2037	14,138,976
14,182,352	Series 2007-4-1A1	5.50%		06/25/2037	13,426,376
704,276	Series 2007-5-A11	38.44%	# I/F	06/25/2037	1,373,361
17,606,905	Series 2007-5-A6	6.00%		06/25/2037	15,468,793
33,979,414	Series 2007-HY3-4A1	2.36%	#	03/25/2037	32,314,253
31,866,180	Series 2007-HY5-1A1	1.98%	#	05/25/2037	28,794,918
27,270,146	Series 2007-HY6-2A3	2.15%	#	06/25/2037	24,564,266

	Wells Fargo Alternative Loan Trust,
3,359,097	Series 2007-PA1-A10	6.00%		03/25/2037	2,895,081
14,749,052	Series 2007-PA1-A3	6.00%		03/25/2037	12,711,663
12,716,910	Series 2007-PA1-A5	6.00%		03/25/2037	10,960,234
20,842,378	Series 2007-PA1-A6	6.00%		03/25/2037	17,963,274
100,299,153	Series 2007-PA2-1A1	6.00%		06/25/2037	98,196,983
14,187,238	Series 2007-PA2-3A1	0.52%	#	06/25/2037	10,270,383
20,899,999	Series 2007-PA2-3A2	6.48%	# I/F I/O	06/25/2037	5,099,683
1,467,200	Series 2007-PA3-1A4	5.75%		07/25/2037	1,340,749
34,697,256	Series 2007-PA3-2A1	6.00%		07/25/2037	33,807,566
13,785,442	Series 2007-PA3-2A4	6.00%		07/25/2037	13,431,963
22,391,892	Series 2007-PA3-3A1	6.25%		07/25/2037	20,459,897
13,384,783	Series 2007-PA3-4A3	6.50%		07/25/2037	11,027,228
172,126,488	Series 2007-PA5-1A1	6.25%		11/25/2037	167,727,709
1,102,050	Series 2007-PA5-2A1	6.00%		11/25/2022	1,135,125

	Wells Fargo Mortgage Backed Securities Trust,
27,337,843	Series 2004-Y-3A3	2.60%	#	11/25/2034	28,036,639
55,017,727	Series 2005-17-1A1	5.50%		01/25/2036	56,181,737
205,340	Series 2005-4-A7	23.20%	# I/F	04/25/2035	240,737
4,842,828	Series 2005-8-A1	5.50%		10/25/2035	5,048,202
4,004,686	Series 2005-AR16-6A4	2.61%	#	10/25/2035	3,860,235
10,142,385	Series 2006-12-A3	6.00%		10/25/2036	9,911,128
12,189,682	Series 2006-14-A1	6.00%		10/25/2036	12,206,857
14,678,766	Series 2006-15-A1	6.00%		11/25/2036	14,214,815
9,787,789	Series 2006-16-A2	5.00%		11/25/2036	10,095,057
168,055	Series 2006-2-1A4	18.91%	# I/F	03/25/2036	221,748
8,243,981	Series 2006-2-3A1	5.75%		03/25/2036	8,504,829
33,321,799	Series 2006-3-A11	5.50%		03/25/2036	34,686,261
6,411,255	Series 2006-3-A6	5.50%		03/25/2036	6,537,861
527,834	Series 2006-4-2A2	5.50%		04/25/2036	515,332
6,886,437	Series 2006-6-2A1	0.57%	#	05/25/2036	5,721,851
6,886,437	Series 2006-6-2A2	6.93%	# I/F I/O	05/25/2036	1,460,551
4,040,788	Series 2006-9-2A1	0.00%	P/O	08/25/2036	2,046,855
4,040,788	Series 2006-9-2A2	6.00%	I/O	08/25/2036	761,987
17,143,508	Series 2006-AR12-1A1	2.49%	#	09/25/2036	16,043,221
9,178,438	Series 2006-AR13-A2	2.61%	#	09/25/2036	8,721,297
9,693,035	Series 2006-AR4-2A1	5.65%	#	04/25/2036	9,670,256
3,398,805	Series 2007-10-1A18	6.00%		07/25/2037	3,353,574
6,005,313	Series 2007-10-2A11	6.00%		07/25/2037	5,756,492
3,483,514	Series 2007-11-A14	6.00%		08/25/2037	3,447,731
6,952,731	Series 2007-11-A36	6.00%		08/25/2037	6,881,312
4,941,090	Series 2007-11-A96	6.00%		08/25/2037	4,890,335
61,174,371	Series 2007-14-1A1	6.00%		10/25/2037	62,263,489
36,847,734	Series 2007-2-1A1	6.00%		03/25/2037	36,020,484
2,132,492	Series 2007-2-1A18	5.75%		03/25/2037	2,068,355
4,802,936	Series 2007-2-1A9	6.00%		03/25/2037	4,695,108
2,455,453	Series 2007-2-3A2	5.25%		03/25/2037	2,522,128
3,622,582	Series 2007-3-1A3	6.00%		04/25/2037	3,666,992
3,790,747	Series 2007-4-A11	6.50%		04/25/2037	3,796,676
14,561,560	Series 2007-4-A15	6.00%		04/25/2037	14,341,702
8,589,068	Series 2007-4-A3	6.00%		04/25/2037	8,459,386
9,058,323	Series 2007-4-A8	6.00%		04/25/2037	8,921,556
2,403,622	Series 2007-5-1A6	23.75%	# I/F	05/25/2037	3,211,171
11,365,281	Series 2007-6-A4	6.00%		05/25/2037	11,348,551
5,430,884	Series 2007-6-A6	6.00%		05/25/2037	5,422,890
16,321,191	Series 2007-7-A1	6.00%		06/25/2037	16,569,037
1,135,107	Series 2007-7-A32	5.75%		06/25/2037	1,141,290
36,754,121	Series 2007-7-A34	6.00%		06/25/2037	37,312,251
9,914,035	Series 2007-7-A36	6.00%		06/25/2037	10,064,585
3,385,472	Series 2007-7-A43	0.67%	#	06/25/2037	2,960,724
9,249,038	Series 2007-7-A49	6.00%		06/25/2037	9,389,490
3,915,553	Series 2007-7-A8	0.67%	#	06/25/2037	3,424,300
1,766,375	Series 2007-7-A9	37.96%	# I/F	06/25/2037	3,038,944
2,655,462	Series 2007-8-1A13	0.54%	#	07/25/2037	2,338,525
2,655,462	Series 2007-8-1A14	38.74%	# I/F	07/25/2037	4,788,377
43,151,259	Series 2007-8-1A16	6.00%		07/25/2037	43,717,555

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Mortgage Backed Securities Trust, (Cont.)
$28,794,171	Series 2007-8-1A2	6.00%		07/25/2037	28,582,131
4,070,660	Series 2007-8-1A20	6.00%		07/25/2037	4,124,081
18,218,392	Series 2007-8-1A22	6.00%		07/25/2037	18,457,481
12,657,683	Series 2007-8-1A3	6.00%		07/25/2037	12,564,471
15,412,402	Series 2007-8-2A9	6.00%		07/25/2037	15,760,122
8,764,397	Series 2007-9-1A5	5.50%		07/25/2037	8,955,859
78,588,812	Series 2007-AR9-A1	6.00%	#	12/28/2037	77,812,472

	Wells Fargo Mortgage Loan Trust,
16,339,857	Series 2012-RR1-A1	2.85%	#^	08/27/2037	16,431,334

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $10,729,651,007)				10,819,712,248

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 49.9%

	Federal Home Loan Mortgage Corporation,
18,327,636	Pool C03490	4.50%		08/01/2040	20,013,506
93,770,864	Pool C91388	3.50%		02/01/2032	99,004,956
48,360,593	Pool C91403	3.50%		03/01/2032	51,050,987
48,664,353	Pool C91413	3.50%		12/01/2031	51,373,173
24,283,762	Pool C91417	3.50%		01/01/2032	25,639,824
97,221,442	Pool C91447	3.50%		05/01/2032	102,661,047
102,208,504	Pool C91594	3.00%		01/01/2033	105,779,877
29,340,935	Pool C91596	3.00%		02/01/2033	30,368,045
16,146,980	Pool D98901	3.50%		01/01/2032	17,040,169
47,173,841	Pool D98923	3.50%		01/01/2032	49,801,026
38,383,511	Pool D99724	3.00%		11/01/2032	39,727,620
45,271,649	Pool G01840	5.00%		07/01/2035	50,425,189
10,174,991	Pool G04817	5.00%		09/01/2038	11,270,614
26,939,421	Pool G06172	5.50%		12/01/2038	30,237,709
36,530,245	Pool G06954	6.00%		05/01/2040	41,481,839
49,710,926	Pool G07011	6.00%		05/01/2040	56,504,102
35,254,310	Pool G07801	4.00%		10/01/2044	38,013,931
73,413,024	Pool G07862	4.00%		01/01/2044	79,159,280
81,469,830	Pool G07905	4.00%		01/01/2042	87,514,192
109,486,534	Pool G08534	3.00%		06/01/2043	111,970,742
34,873,897	Pool G08537	3.00%		07/01/2043	35,657,099
97,300,332	Pool G08614	3.00%		11/01/2044	99,409,428
112,671,367	Pool G08619	3.00%		12/01/2044	115,113,648
143,879,004	Pool G08622	3.00%		01/01/2045	146,997,745
266,133,712	Pool G08626	3.00%		02/01/2045	271,902,463
137,000,000	Pool G08631	3.00%		03/01/2045	139,969,631
169,172,508	Pool J22834	2.50%		03/01/2028	173,824,958
162,200,785	Pool Q16672	3.00%		03/01/2043	165,919,790
10,360,463	Pool Q23595	4.00%		12/01/2043	11,230,685
13,834,826	Pool Q24052	4.00%		01/01/2044	14,996,904
11,859,531	Pool Q24172	4.00%		01/01/2044	12,860,975
9,725,243	Pool Q24979	4.00%		02/01/2044	10,546,543
79,839,482	Pool Q31596	3.50%		02/01/2045	83,809,431
16,931,751	Pool T60392	4.00%		10/01/2041	17,759,541
14,143,828	Pool T60681	4.00%		05/01/2042	14,837,307
39,195,072	Pool T60782	3.50%		07/01/2042	40,540,812
58,352,998	Pool T60853	3.50%		09/01/2042	60,349,002
51,239,276	Pool T60854	3.50%		09/01/2042	52,975,608
5,741,512	Pool T65110	3.50%		10/01/2042	5,938,445
13,708,968	Pool T69016	5.00%		06/01/2041	14,912,360
888,652	Pool U60299	4.00%		11/01/2040	968,839
3,545,876	Series 2519-ZD	5.50%		11/15/2032	3,905,183
2,175,457	Series 2596-ZL	5.00%		04/15/2033	2,419,705
76,814,403	Series 267-30	3.00%		08/15/2042	78,708,772
1,084,344	Series 2684-ZN	4.00%		10/15/2033	1,164,481
140,831,986	Series 269-30	3.00%		08/15/2042	144,439,000
62,337,869	Series 274-30	3.00%		08/15/2042	63,927,593
7,127,233	Series 2750-ZT	5.00%		02/15/2034	7,936,006
170,652,729	Series 280-30	3.00%		09/15/2042	174,987,505
28,492,374	Series 2819-MS	6.30%	# I/F I/O	06/15/2040	5,016,424
13,466,826	Series 2825-PZ	5.50%		07/15/2034	15,234,381
41,920,547	Series 284-300	3.00%		10/15/2042	42,867,727
11,632,754	Series 2898-JZ	5.00%		12/15/2034	12,949,332
22,673,937	Series 2899-AZ	5.00%		12/15/2034	25,225,220
18,644,472	Series 2909-Z	5.00%		12/15/2034	20,756,368
33,978,227	Series 2932-Z	5.00%		02/15/2035	37,786,031
3,105,994	Series 2990-JL	6.48%	# I/F I/O	03/15/2035	371,544

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$9,958,486	Series 3002-SN	6.33%	# I/F I/O	07/15/2035	1,840,268
6,649,370	Series 3030-SL	5.93%	# I/F I/O	09/15/2035	976,317
2,025,190	Series 3045-DI	6.56%	# I/F I/O	10/15/2035	390,009
17,305,511	Series 3116-Z	5.50%		02/15/2036	19,525,921
3,990,504	Series 3117-ZN	4.50%		02/15/2036	4,296,769
8,495,353	Series 3174-PZ	5.00%		01/15/2036	9,435,224
2,225,038	Series 3187-JZ	5.00%		07/15/2036	2,474,418
5,613,931	Series 3188-ZK	5.00%		07/15/2036	6,248,634
8,393,897	Series 3203-SE	6.33%	# I/F I/O	08/15/2036	1,423,781
14,740,716	Series 3203-Z	5.00%		07/15/2036	16,387,416
23,356,768	Series 3203-ZC	5.00%		07/15/2036	25,965,976
9,688,552	Series 3261-SA	6.26%	# I/F I/O	01/15/2037	1,843,184
9,091,326	Series 3267-BA	5.80%		11/15/2036	9,925,914
13,583,672	Series 3275-SC	5.91%	# I/F I/O	02/15/2037	1,869,860
8,050,410	Series 3315-HZ	6.00%		05/15/2037	8,953,610
23,503,704	Series 3326-GS	6.48%	# I/F I/O	06/15/2037	3,207,550
2,476,239	Series 3351-ZC	5.50%		07/15/2037	2,783,627
21,657,304	Series 3355-BI	5.88%	# I/F I/O	08/15/2037	3,619,564
2,143,655	Series 3369-Z	6.00%		09/15/2037	2,425,049
7,531,181	Series 3405-ZG	5.50%		01/15/2038	8,308,911
10,034,128	Series 3417-SI	6.01%	# I/F I/O	02/15/2038	1,111,867
13,970,325	Series 3423-GS	5.48%	# I/F I/O	03/15/2038	1,436,820
2,294,074	Series 3423-SG	5.48%	# I/F I/O	03/15/2038	252,236
2,843,340	Series 3451-S	5.86%	# I/F I/O	02/15/2037	389,280
3,087,846	Series 3455-SC	5.89%	# I/F I/O	06/15/2038	361,885
2,444,431	Series 3473-SM	5.90%	# I/F I/O	07/15/2038	337,201
11,753,993	Series 3484-SE	5.68%	# I/F I/O	08/15/2038	1,925,474
10,170,111	Series 3519-SD	5.38%	# I/F I/O	02/15/2038	1,607,986
4,174,943	Series 3524-LB	4.79%	#	06/15/2038	4,271,038
194,404	Series 3530-GZ	4.50%		05/15/2039	202,707
17,116,600	Series 3541-EI	6.58%	# I/F I/O	06/15/2039	3,023,647
5,119,158	Series 3545-SA	5.98%	# I/F I/O	06/15/2039	532,113
2,129,559	Series 3549-SA	5.63%	# I/F I/O	07/15/2039	210,330
18,875,920	Series 3577-LS	7.03%	# I/F I/O	08/15/2035	3,840,306
4,354,380	Series 3582-SA	5.83%	#I/F I/O	10/15/2049	516,303
5,760,089	Series 3583-GB	4.50%		10/15/2039	6,300,310
36,066,356	Series 3606-CS	6.18%	# I/F I/O	12/15/2039	7,876,567
9,201,520	Series 3616-SG	6.18%	# I/F I/O	03/15/2032	1,493,329
16,036,419	Series 3626-AZ	5.50%		08/15/2036	17,708,713
4,143,817	Series 3631-SE	6.23%	# I/F I/O	05/15/2039	223,861
21,356,152	Series 3641-Z	5.50%		02/15/2036	24,119,660
20,448,656	Series 3654-ZB	5.50%		11/15/2037	22,650,220
44,921,636	Series 3666-VZ	5.50%		08/15/2036	50,033,965
6,501,903	Series 3667-SB	6.28%	# I/F I/O	05/15/2040	766,860
2,819,998	Series 3688-CM	4.00%		07/15/2029	2,829,712
17,140,483	Series 3702-SG	5.88%	# I/F I/O	08/15/2032	2,731,902
7,271,921	Series 3704-EI	5.00%	I/O	12/15/2036	1,060,940
3,741,293	Series 3712-SG	24.14%	# I/F	08/15/2040	6,238,991
13,674,914	Series 3724-CM	5.50%		06/15/2037	15,360,306
128,144,092	Series 3725-CS	5.83%	# I/F I/O	05/15/2040	19,368,723
42,906,016	Series 3726-SA	5.88%	# I/F I/O	09/15/2040	6,843,789
98,000,000	Series 3738-BP	4.00%		12/15/2038	105,147,287
5,925,303	Series 3741-SC	9.65%	# I/F	10/15/2040	6,814,049
238,477	Series 3745-SY	9.65%	# I/F	10/15/2040	246,796
36,493,515	Series 3752-BS	9.66%	# I/F	11/15/2040	39,765,797
1,883,625	Series 3758-SM	9.66%	# I/F	11/15/2040	1,923,063
14,834,643	Series 3768-ZX	5.00%		12/15/2040	17,643,070
15,734,049	Series 3771-AL	4.00%		12/15/2030	16,921,671
18,761,630	Series 3779-BY	3.50%		12/15/2030	20,304,455
27,008,604	Series 3779-DZ	4.50%		12/15/2040	28,689,700
24,250,000	Series 3779-LB	4.00%		12/15/2030	26,160,015
2,689,783	Series 3779-SH	9.45%	# I/F	12/15/2040	2,852,797
3,500,000	Series 3779-YA	3.50%		12/15/2030	3,805,632
15,000,000	Series 3783-AC	4.00%		01/15/2031	16,829,453
14,119,194	Series 3786-SG	9.15%	# I/F	01/15/2041	14,921,701
11,731,674	Series 3788-AY	3.50%		01/15/2031	12,422,417
11,148,285	Series 3790-Z	4.00%		01/15/2041	12,295,454
11,810,330	Series 3795-VZ	4.00%		01/15/2041	12,554,198
801,268	Series 3798-SD	9.25%	# I/F	12/15/2040	850,638
18,658,629	Series 3800-VZ	4.50%		02/15/2041	21,564,692
12,766,928	Series 3803-ZM	4.00%		02/15/2041	13,920,656
71,316,053	Series 3806-CZ	5.50%		07/15/2034	81,128,073
18,000,000	Series 3808-DB	3.50%		02/15/2031	19,052,415

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$15,277,557	Series 3812-EY	3.50%		02/15/2031	16,161,944
13,164,958	Series 3818-CZ	4.50%		03/15/2041	14,435,548
19,927,208	Series 3819-ZU	5.50%		07/15/2034	22,212,062
35,500,000	Series 3824-EY	3.50%		03/15/2031	38,432,336
3,350,433	Series 3828-SW	12.68%	# I/F	02/15/2041	3,725,653
15,251,583	Series 3829-VZ	4.00%		03/15/2041	16,219,425
6,079,147	Series 3843-PZ	5.00%		04/15/2041	7,348,366
398,201	Series 3843-SC	12.83%	# I/F	04/15/2041	406,102
2,455,347	Series 3845-LS	12.83%	# I/F	03/15/2041	2,537,868
60,677,187	Series 3863-ZA	5.50%		08/15/2034	67,295,429
10,229,000	Series 3870-PB	4.50%		06/15/2041	11,383,123
75,067,438	Series 3871-LZ	5.50%		06/15/2041	88,952,211
38,762,072	Series 3872-BA	4.00%		06/15/2041	40,746,593
30,140,854	Series 3877-EY	4.50%		06/15/2041	32,634,573
12,378,000	Series 3877-GY	4.50%		06/15/2041	13,537,608
54,044,637	Series 3877-ZU	4.50%		06/15/2041	59,381,599
30,678,666	Series 3888-ZG	4.00%		07/15/2041	32,878,741
18,864,467	Series 3888-ZU	4.50%		06/15/2041	21,585,752
17,103,001	Series 3900-SB	5.80%	# I/F I/O	07/15/2041	2,458,069
41,018,692	Series 3901-VZ	4.00%		07/15/2041	43,355,280
21,523,948	Series 3910-GZ	5.00%		08/15/2041	24,524,419
9,566,199	Series 3910-ZE	5.00%		10/15/2034	10,585,765
12,330,000	Series 3919-KL	4.50%		09/15/2041	13,820,327
27,732,561	Series 3919-ZJ	4.00%		09/15/2041	29,337,070
528,299	Series 3924-US	9.22%	# I/F	09/15/2041	573,716
7,520,231	Series 3942-JZ	4.00%		10/15/2041	7,884,733
11,461,854	Series 3944-AZ	4.00%		10/15/2041	12,263,588
14,156,950	Series 3946-SM	14.18%	# I/F	10/15/2041	15,833,041
7,864,878	Series 3957-DZ	3.50%		11/15/2041	7,795,596
10,000,000	Series 3964-VM	4.00%		11/15/2034	10,867,975
50,113,761	Series 3969-AB	4.00%		10/15/2033	53,598,722
11,170,285	Series 3982-AZ	3.50%		01/15/2042	11,227,298
56,123,978	Series 3990-ZA	3.50%		01/15/2042	57,855,459
16,965,442	Series 3999-EZ	4.00%		02/15/2042	18,407,199
47,503,236	Series 3999-ZB	4.00%		02/15/2042	50,891,737
26,934,254	Series 4016-KZ	4.00%		03/15/2042	29,093,829
32,927,925	Series 4050-BC	2.00%		05/15/2041	32,400,733
66,964,433	Series 4057-ZA	4.00%		06/15/2042	73,027,962
66,719,713	Series 4084-TZ	4.00%		07/15/2042	73,089,510
15,106,205	Series 4097-TG	2.00%		05/15/2039	15,148,494
37,700,262	Series 4097-ZA	3.50%		08/15/2042	39,165,502
97,063,000	Series 4109-GE	4.50%		10/15/2041	108,384,525
57,575,472	Series 4109-KD	3.00%		05/15/2032	59,265,168
5,549,427	Series 4121-AV	3.00%		12/15/2035	5,695,502
81,795,776	Series 4160-HP	2.50%		01/15/2033	84,022,093
27,080,057	Series 4162-ZJ	3.00%		02/15/2033	26,817,773
38,665,927	Series 4174-Z	3.50%		03/15/2043	40,866,154
95,643,115	Series 4179-AZ	4.00%		01/15/2041	105,771,003
28,651,706	Series 4183-ZB	3.00%		03/15/2043	28,088,098
23,756,541	Series 4186-ZJ	3.00%		03/15/2033	23,009,267
13,000,000	Series 4189-ML	3.00%		04/15/2038	13,112,392
212,986,521	Series 4212-US	5.19%	# I/F	06/15/2043	213,708,439
92,749,099	Series 4223-US	5.22%	# I/F	07/15/2043	91,266,458
26,853,463	Series 4229-TZ	3.00%		06/15/2043	25,651,556
19,965,044	Series 4250-BZ	3.00%		09/15/2033	19,621,835
19,758,338	Series 4267-BZ	4.00%		10/15/2040	21,473,193
134,514,402	Series 4323-GA	3.00%		06/15/2040	140,121,500
46,926,085	Series 4360-KA	3.00%		05/15/2040	48,728,516
77,845,805	Series 4375-CG	3.00%		04/15/2039	81,387,244
13,738,029	Series 4376-GZ	3.00%		08/15/2044	12,986,435
43,676,516	Series 4377-LZ	3.00%		08/15/2044	41,159,788
53,111,388	Series 4377-UZ	3.00%		08/15/2044	51,798,394
38,029,090	Series 4384-A	3.00%		12/15/2040	39,266,423
23,874,309	Series 4384-ZY	3.00%		09/15/2044	22,620,633
13,345,342	Series 4386-US	7.84%	# I/F	09/15/2044	13,522,041
310,055,016	Series 4390-NY	3.00%		06/15/2040	323,963,154
120,999,212	Series 4390-NZ	3.00%		09/15/2044	116,729,271
82,036,806	Series 4391-MA	3.00%		07/15/2040	85,300,764
109,894,943	Series 4408-PB	3.00%		04/15/2044	113,504,168
43,093,447	Series 4419-TB	3.00%		02/15/2040	44,703,331
166,790,873	Series 4427-CE	3.00%		02/15/2034	174,362,679
97,771,959	Series 4427-MA	3.00%		02/15/2034	102,284,184
55,147,551	Series 4427-PS	5.43%	# I/F I/O	07/15/2044	9,849,408
84,361,955	Series 4429-HA	3.00%		04/15/2034	88,455,788
23,057,500	Series 4434-LZ	3.00%		02/15/2045	22,033,955

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	27

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$33,051,347	Series 4438-B	3.00%		10/15/2043	34,135,282
8,621,500	Series 4441-VZ	3.00%		02/15/2045	8,193,490
84,344,124	Series 4444-CH	3.00%		01/15/2041	87,946,672
84,092,000	Series 4447-A	3.00%		06/15/2041	87,350,565
45,000,000	Series 6840-ZC	3.00%		03/20/2045	42,721,875
151,672,654	Series R003-ZA	5.50%		10/15/2035	170,984,374

	Federal National Mortgage Assocation Pass-Thru,
170,754,079	Pool AS4645	3.00%		03/01/2045	174,819,486

	Federal National Mortgage Association,
1,857,079	Series 2002-70-QZ	5.50%		11/25/2032	2,022,748
2,870,627	Series 2002-75-ZG	5.50%		11/25/2032	3,252,149
2,707,427	Series 2003-117-KS	6.93%	# I/F I/O	08/25/2033	184,626
33,611,807	Series 2003-129-ZT	5.50%		01/25/2034	38,592,354
7,652,049	Series 2003-29-ZL	5.00%		04/25/2033	8,526,639
3,896,482	Series 2003-64-ZG	5.50%		07/25/2033	4,317,495
22,725,660	Series 2003-84-PZ	5.00%		09/25/2033	25,273,968
19,500,000	Series 2003-W17-1A7	5.75%		08/25/2033	21,305,222
7,902,281	Series 2004-46-PJ	5.83%	# I/F I/O	03/25/2034	1,191,988
6,208,497	Series 2004-51-XP	7.53%	# I/F I/O	07/25/2034	1,384,411
5,000,000	Series 2004-W10-A6	5.75%		08/25/2034	5,757,068
4,725,792	Series 2004-W4-A5	5.50%		06/25/2034	4,999,938
607,692	Series 2005-107-EG	4.50%		01/25/2026	658,070
1,957,116	Series 2005-37-ZK	4.50%		05/25/2035	2,111,599
15,932,003	Series 2005-87-SE	5.88%	# I/F I/O	10/25/2035	2,173,699
12,956,749	Series 2005-87-SG	6.53%	# I/F I/O	10/25/2035	2,549,791
10,144,918	Series 2006-101-SA	6.41%	# I/F I/O	10/25/2036	2,121,591
4,060,038	Series 2006-123-LI	6.15%	# I/F I/O	01/25/2037	765,200
5,277,783	Series 2006-16-HZ	5.50%		03/25/2036	5,777,024
18,516,217	Series 2006-56-SM	6.58%	# I/F I/O	07/25/2036	3,706,280
22,228,393	Series 2006-60-YI	6.40%	# I/F I/O	07/25/2036	5,281,777
2,905,072	Series 2006-93-SN	6.43%	# I/F I/O	10/25/2036	506,687
12,416,938	Series 2007-109-VZ	5.00%		10/25/2035	14,128,948
2,996,042	Series 2007-116-BI	6.08%	# I/F I/O	05/25/2037	450,193
16,973,974	Series 2007-14-PS	6.64%	# I/F I/O	03/25/2037	2,579,289
7,945,591	Series 2007-30-OI	6.27%	# I/F I/O	04/25/2037	1,747,470
1,988,691	Series 2007-30-SI	5.94%	# I/F I/O	04/25/2037	236,179
8,901,652	Series 2007-32-SG	5.93%	# I/F I/O	04/25/2037	1,299,067
7,356,102	Series 2007-57-SX	6.45%	# I/F I/O	10/25/2036	1,174,093
13,046,431	Series 2007-60-VZ	6.00%		07/25/2037	14,930,421
5,346,505	Series 2007-71-GZ	6.00%		07/25/2047	5,922,053
8,415,199	Series 2007-75-ID	5.70%	# I/F I/O	08/25/2037	1,531,857
691,479	Series 2007-93-SB	3.98%	# I/F I/O	01/25/2036	7,994
3,961,823	Series 2007-9-SD	6.48%	#I/F I/O	03/25/2037	639,535
3,524,144	Series 2008-27-B	5.50%		04/25/2038	3,857,216
11,299,466	Series 2008-29-ZA	4.50%		04/25/2038	12,374,379
20,298,078	Series 2008-48-BE	5.00%		06/25/2034	22,127,392
4,844,195	Series 2008-48-SD	5.83%	# I/F I/O	06/25/2037	529,621
4,915,097	Series 2008-53-LI	5.98%	# I/F I/O	07/25/2038	593,262
5,373,164	Series 2008-57-SE	5.83%	# I/F I/O	02/25/2037	634,272
2,726,797	Series 2008-5-MS	6.08%	# I/F I/O	02/25/2038	355,254
4,307,226	Series 2008-61-SC	5.83%	# I/F I/O	07/25/2038	624,938
4,604,684	Series 2008-62-SC	5.83%	# I/F I/O	07/25/2038	650,838
6,191,384	Series 2008-65-SA	5.83%	# I/F I/O	08/25/2038	721,668
9,190,407	Series 2008-81-LP	5.50%		09/25/2038	10,061,450
22,657,408	Series 2009-106-EZ	4.50%		01/25/2040	24,056,356
6,203,994	Series 2009-111-SE	6.08%	# I/F I/O	01/25/2040	760,324
1,663,172	Series 2009-16-MZ	5.00%		03/25/2029	1,851,339
13,042,436	Series 2009-42-SI	5.83%	# I/F I/O	06/25/2039	1,411,328
6,668,698	Series 2009-42-SX	5.83%	# I/F I/O	06/25/2039	1,026,636
6,278,659	Series 2009-47-SA	5.93%	# I/F I/O	07/25/2039	775,713
2,412,781	Series 2009-48-WS	5.78%	# I/F I/O	07/25/2039	282,726
13,670,147	Series 2009-49-S	6.58%	# I/F I/O	07/25/2039	2,177,203
2,147,808	Series 2009-51-BZ	4.50%		07/25/2039	2,280,284
4,396,355	Series 2009-54-EZ	5.00%		07/25/2039	4,839,875
5,318,882	Series 2009-70-SA	5.63%	# I/F I/O	09/25/2039	558,733
10,000,000	Series 2009-80-PM	4.50%		10/25/2039	11,020,385
8,952,679	Series 2009-83-Z	4.50%		10/25/2039	9,499,723
26,817,269	Series 2009-85-ES	7.06%	# I/F I/O	01/25/2036	5,568,995
34,782,476	Series 2009-85-JS	6.58%	# I/F I/O	10/25/2039	8,173,604
7,986,178	Series 2009-90-IB	5.55%	# I/F I/O	04/25/2037	810,773
4,293,296	Series 2009-94-BC	5.00%		11/25/2039	4,660,446
30,579,041	Series 2010-101-SA	4.31%	# I/F I/O	09/25/2040	4,266,602
21,312,288	Series 2010-101-ZC	4.50%		09/25/2040	22,745,902

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$60,200,734	Series 2010-101-ZH	4.50%		07/25/2040	66,357,764
13,925,586	Series 2010-10-SA	6.18%	# I/F I/O	02/25/2040	2,497,004
7,357,182	Series 2010-10-ZA	4.50%		02/25/2040	7,808,225
3,796,940	Series 2010-111-S	5.78%	# I/F I/O	10/25/2050	466,272
13,128,347	Series 2010-116-Z	4.00%		10/25/2040	13,908,840
8,293,113	Series 2010-117-SA	4.33%	# I/F I/O	10/25/2040	681,764
12,817,065	Series 2010-120-KD	4.00%		10/25/2040	13,646,849
58,753,968	Series 2010-121-SD	4.33%	# I/F I/O	10/25/2040	6,758,498
242,685	Series 2010-126-SU	53.11%	# I/F	11/25/2040	872,771
178,693	Series 2010-126-SX	14.48%	# I/F	11/25/2040	323,749
13,098,626	Series 2010-128-HZ	4.00%		11/25/2040	14,185,831
12,579,431	Series 2010-132-Z	4.50%		11/25/2040	13,365,758
88,008	Series 2010-137-VS	14.48%	# I/F	12/25/2040	139,068
6,470,000	Series 2010-142-AV	4.00%		11/25/2029	6,720,803
18,277,263	Series 2010-142-AZ	4.00%		12/25/2040	19,491,613
33,213,159	Series 2010-148-SA	6.48%	# I/F I/O	01/25/2026	5,075,834
31,994,185	Series 2010-150-ZA	4.00%		01/25/2041	34,149,825
4,674,000	Series 2010-153-VB	4.00%		05/25/2027	4,761,280
26,923,867	Series 2010-16-SA	5.28%	# I/F I/O	03/25/2040	3,310,613
3,534,409	Series 2010-21-DZ	5.00%		03/25/2040	4,009,875
5,805,968	Series 2010-21-KS	4.78%	# I/F I/O	03/25/2040	537,720
2,529,827	Series 2010-2-GS	6.28%	# I/F I/O	12/25/2049	366,454
6,653,210	Series 2010-2-MS	6.08%	# I/F I/O	02/25/2050	1,203,636
9,641,198	Series 2010-31-SA	4.83%	# I/F I/O	04/25/2040	941,116
16,580,442	Series 2010-31-VZ	4.00%		04/25/2040	17,493,411
13,004,248	Series 2010-34-PS	4.76%	# I/F I/O	04/25/2040	1,322,382
3,057,159	Series 2010-35-ES	6.28%	# I/F I/O	04/25/2040	430,997
4,160,297	Series 2010-35-SV	6.28%	# I/F I/O	04/25/2040	512,505
5,108,864	Series 2010-46-MS	4.78%	# I/F I/O	05/25/2040	415,897
24,153,328	Series 2010-49-ZW	4.50%		05/25/2040	27,175,175
5,790,416	Series 2010-4-SK	6.06%	# I/F I/O	02/25/2040	928,250
3,751,844	Series 2010-58-ES	12.02%	# I/F	06/25/2040	4,290,674
15,436,538	Series 2010-59-MS	5.60%	# I/F I/O	06/25/2040	2,666,384
33,864,239	Series 2010-59-PS	6.28%	# I/F I/O	03/25/2039	3,988,445
17,074,082	Series 2010-59-SC	4.83%	# I/F I/O	01/25/2040	1,687,227
3,860,522	Series 2010-60-VZ	5.00%		10/25/2039	4,117,913
2,315,740	Series 2010-61-EL	4.50%		06/25/2040	2,488,245
13,855,638	Series 2010-64-EZ	5.00%		06/25/2040	15,440,550
40,342,967	Series 2010-76-ZK	4.50%		07/25/2040	45,393,321
16,777,371	Series 2010-79-CZ	4.00%		07/25/2040	17,588,582
36,151,623	Series 2010-79-VZ	4.50%		07/25/2040	40,415,725
14,038,257	Series 2010-84-ZC	4.50%		08/25/2040	15,081,762
28,076,453	Series 2010-84-ZD	4.50%		08/25/2040	30,163,460
33,064,372	Series 2010-84-ZG	4.50%		08/25/2040	35,118,182
3,680,979	Series 2010-90-SA	5.68%	# I/F I/O	08/25/2040	375,414
6,105,623	Series 2010-94-Z	4.50%		08/25/2040	6,480,944
8,668,587	Series 2010-99-SG	24.14%	# I/F	09/25/2040	15,025,778
7,586,294	Series 2010-9-DS	5.13%	# I/F I/O	02/25/2040	964,354
32,308,593	Series 2011-106-LZ	3.50%		10/25/2041	33,191,118
520,021	Series 2011-110-LS	9.76%	# I/F	11/25/2041	731,205
23,995,097	Series 2011-111-CZ	4.00%		11/25/2041	26,537,114
7,886,777	Series 2011-111-EZ	5.00%		11/25/2041	8,981,683
16,046,596	Series 2011-111-VZ	4.00%		11/25/2041	17,249,521
30,000,000	Series 2011-131-PB	4.50%		12/25/2041	35,187,960
29,500,000	Series 2011-16-AL	3.50%		03/25/2031	31,918,558
38,800,000	Series 2011-17-NY	3.50%		03/25/2031	42,233,781
4,003,735	Series 2011-17-SA	6.30%	# I/F I/O	03/25/2041	548,936
11,000,000	Series 2011-25-KY	3.00%		04/25/2026	11,398,211
4,744,126	Series 2011-27-BS	8.66%	# I/F	04/25/2041	5,257,132
56,000,000	Series 2011-29-AL	3.50%		04/25/2031	60,607,176
17,715,495	Series 2011-2-GZ	4.00%		02/25/2041	19,184,517
10,000,000	Series 2011-2-VD	4.00%		07/25/2027	10,397,070
58,659,934	Series 2011-32-X	4.00%		04/25/2041	62,729,554
16,620,080	Series 2011-36-VZ	4.50%		05/25/2041	17,647,957
29,196,905	Series 2011-37-Z	4.50%		05/25/2041	31,551,344
7,785,576	Series 2011-38-BZ	4.00%		05/25/2041	8,270,835
8,748,233	Series 2011-39-CB	3.00%		05/25/2026	9,087,857
14,574,008	Series 2011-40-LZ	4.50%		05/25/2041	15,479,207
26,048,670	Series 2011-42-MZ	4.50%		05/25/2041	28,323,448
17,509,113	Series 2011-45-ZA	4.00%		05/25/2031	18,968,489
28,154,797	Series 2011-45-ZB	4.50%		05/25/2041	30,665,994
11,000,000	Series 2011-48-SC	8.85%	# I/F	06/25/2041	11,862,444
23,998,470	Series 2011-58-SA	6.38%	# I/F I/O	07/25/2041	4,231,470
4,668,292	Series 2011-59-MA	4.50%		07/25/2041	5,047,537

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$13,969,748	Series 2011-60-EL	3.00%		07/25/2026	14,687,535
17,423,167	Series 2011-63-ZE	4.00%		08/25/2038	18,082,686
46,306,349	Series 2011-64-DB	4.00%		07/25/2041	49,974,321
12,000,000	Series 2011-74-KL	5.00%		06/25/2040	13,282,872
23,734,177	Series 2011-77-Z	3.50%		08/25/2041	24,648,335
21,787,531	Series 2011-8-AV	4.00%		01/25/2030	23,000,541
23,404,720	Series 2011-99-CZ	4.50%		10/25/2041	27,109,593
107,173,187	Series 2011-99-DZ	5.00%		10/25/2041	121,039,576
11,274,712	Series 2012-104-Z	3.50%		09/25/2042	11,633,992
14,332,227	Series 2012-111-LB	3.50%		05/25/2041	15,043,843
63,304,298	Series 2012-111-MJ	4.00%		04/25/2042	67,744,620
42,193,666	Series 2012-114-DC	2.00%		08/25/2039	41,626,583
155,254,326	Series 2012-122-AD	2.00%		02/25/2040	153,507,404
109,572,176	Series 2012-122-DB	3.00%		11/25/2042	110,905,341
119,278,379	Series 2012-125-LA	3.00%		11/25/2042	120,438,182
14,156,980	Series 2012-133-PB	6.50%		04/25/2042	16,144,025
87,128,427	Series 2012-144-PT	4.42%	#	11/25/2049	92,004,395
9,613,750	Series 2012-14-BZ	4.00%		03/25/2042	10,347,563
20,840,153	Series 2012-15-PZ	4.00%		03/25/2042	22,792,500
16,706,699	Series 2012-20-ZT	3.50%		03/25/2042	17,001,631
50,727,234	Series 2012-30-DZ	4.00%		04/25/2042	56,807,477
41,709,059	Series 2012-31-Z	4.00%		04/25/2042	44,371,515
21,995,378	Series 2012-63-EB	2.00%		08/25/2040	21,663,413
29,966,005	Series 2012-74-Z	4.00%		07/25/2042	32,566,020
16,841,423	Series 2012-80-EA	2.00%		04/25/2042	16,066,347
22,181,887	Series 2012-86-ZC	3.50%		08/25/2042	23,592,910
30,905,180	Series 2012-96-VZ	3.50%		09/25/2042	31,920,600
79,112,222	Series 2012-98-BG	4.50%		08/25/2040	85,739,967
99,813,218	Series 2012-99-QE	3.00%		09/25/2042	102,970,659
11,148,449	Series 2013-36-Z	3.00%		04/25/2043	10,711,352
24,646,212	Series 2013-41-ZH	3.00%		05/25/2033	24,431,950
19,292,416	Series 2013-51-HS	5.19%	# I/F	04/25/2043	17,267,407
9,871,483	Series 2013-53-AB	1.50%		03/25/2028	9,721,179
9,339,694	Series 2013-58-SC	5.74%	# I/F	06/25/2043	8,551,741
7,923,536	Series 2013-6-ZH	1.50%		02/25/2043	7,491,335
120,236,504	Series 2013-81-ZQ	3.00%		08/25/2043	112,290,134
42,394,535	Series 2013-82-SH	5.88%	# I/F I/O	12/25/2042	7,831,521
23,983,000	Series 2013-8-Z	3.00%		02/25/2043	23,650,296
20,771,747	Series 2014-12-GZ	3.50%		03/25/2044	21,611,975
27,191,571	Series 2014-37-ZY	2.50%		07/25/2044	23,965,659
15,837,034	Series 2014-46-NZ	3.00%		06/25/2043	15,464,119
88,769,176	Series 2014-55-MA	3.00%		10/25/2039	92,652,517
13,916,911	Series 2014-56-AD	3.00%		01/25/2040	14,312,701
51,482,524	Series 2014-60-EZ	3.00%		10/25/2044	48,948,271
36,340,791	Series 2014-61-ZV	3.00%		10/25/2044	34,723,280
30,646,197	Series 2014-64-NZ	3.00%		10/25/2044	29,368,220
181,356,531	Series 2014-65-CD	3.00%		06/25/2040	188,862,969
10,791,086	Series 2014-67-DZ	3.00%		10/25/2044	10,317,368
172,406,705	Series 2014-68-MA	3.00%		11/25/2040	178,914,283
34,497,378	Series 2014-68-MZ	3.00%		11/25/2044	32,957,622
73,646,441	Series 2014-73-CQ	3.00%		06/25/2040	76,636,597
19,474,132	Series 2014-77-VZ	3.00%		11/25/2044	18,797,386
40,538,646	Series 2014-82-YA	3.00%		04/25/2041	42,071,270
25,009,898	Series 2014-84-KZ	3.00%		12/25/2044	23,987,105
197,054,103	Series 2014-95-NA	3.00%		04/25/2041	207,470,678
199,368,722	Series 2014-M11-1A	3.22%	#	08/25/2024	211,068,177
67,030,823	Series 2015-11-A	3.00%		05/25/2034	70,301,357
160,000,000	Series 2015-21-G	3.00%		02/25/2042	166,432,112
23,524,406	Series 400-S4	5.28%	# I/F I/O	11/25/2039	3,219,303
161,996,767	Series 412-A3	3.00%		08/25/2042	164,576,213

	Federal National Mortgage Association Pass-Thru,
22,823,461	Pool 555743	5.00%		09/01/2033	25,486,787
24,170,530	Pool 735141	5.50%		01/01/2035	27,357,006
8,938,110	Pool 735230	5.50%		02/01/2035	10,114,942
17,009,833	Pool 735382	5.00%		04/01/2035	18,973,535
28,148,918	Pool 735402	5.00%		04/01/2035	31,390,285
19,924,256	Pool 735484	5.00%		05/01/2035	22,196,932
7,424,509	Pool 735667	5.00%		07/01/2035	8,297,979
6,474,689	Pool 735893	5.00%		10/01/2035	7,205,090
16,274,743	Pool 745275	5.00%		02/01/2036	18,111,515
2,039,601	Pool 745571	4.00%		01/01/2019	2,153,871
740,167	Pool 888695	5.00%		08/01/2037	822,161
3,151,107	Pool 888968	5.00%		08/01/2035	3,519,342

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
$8,920,313	Pool 889509	6.00%	05/01/2038	10,187,180
17,580,475	Pool 889662	6.00%	06/01/2038	20,064,123
22,513,199	Pool 890549	4.00%	11/01/2043	24,426,028
23,820,932	Pool 890565	3.00%	11/01/2043	24,424,681
2,614,859	Pool 929321	5.50%	03/01/2038	2,942,828
1,925,305	Pool 931104	5.00%	05/01/2039	2,147,700
1,556,537	Pool 961410	6.00%	01/01/2038	1,775,865
571,192	Pool 975116	5.00%	05/01/2038	634,468
6,074,057	Pool 982036	6.00%	05/01/2038	6,922,414
5,930,775	Pool 985190	6.00%	08/01/2038	6,763,513
3,276,998	Pool 986864	6.50%	08/01/2038	3,771,145
4,215,865	Pool 987316	6.50%	09/01/2038	4,844,197
15,352,505	Pool 995070	5.50%	08/01/2037	17,367,957
57,088,784	Pool 995112	5.50%	07/01/2036	64,568,985
29,560,195	Pool 995203	5.00%	07/01/2035	33,035,824
2,365,291	Pool 995581	6.00%	01/01/2039	2,699,125
50,409,983	Pool 995849	5.00%	08/01/2036	56,360,580
38,200,726	Pool AB2123	4.00%	01/01/2031	41,145,172
709,280	Pool AB2370	4.50%	09/01/2035	752,928
5,691,384	Pool AB3713	4.00%	10/01/2031	6,128,996
20,168,094	Pool AB3796	3.50%	11/01/2031	21,325,623
10,961,931	Pool AB3850	4.00%	11/01/2041	11,507,705
19,069,046	Pool AB3923	4.00%	11/01/2041	20,019,224
61,307,686	Pool AB4167	3.50%	01/01/2032	64,872,151
62,783,197	Pool AB4261	3.50%	01/01/2032	66,428,054
12,526,790	Pool AB5084	3.50%	05/01/2032	13,316,049
24,089,152	Pool AB5156	3.50%	05/01/2032	25,492,691
38,290,615	Pool AB5212	3.50%	05/01/2032	40,513,635
15,281,324	Pool AB5243	4.00%	05/01/2042	16,042,626
54,813,257	Pool AB5911	3.00%	08/01/2032	56,847,948
13,309,174	Pool AB6280	3.00%	09/01/2042	13,623,666
22,795,049	Pool AB6349	3.00%	10/01/2032	23,642,285
66,486,435	Pool AB6750	3.00%	10/01/2032	68,958,577
32,235,930	Pool AB6751	3.00%	10/01/2032	33,434,554
170,286,134	Pool AB6854	3.00%	11/01/2042	174,613,774
129,910,262	Pool AB7077	3.00%	11/01/2042	133,211,053
106,684,753	Pool AB7344	3.00%	12/01/2032	110,649,427
44,718,776	Pool AB7776	3.00%	02/01/2043	45,774,211
54,824,435	Pool AB7877	3.00%	02/01/2043	56,118,732
25,838,747	Pool AB8418	3.00%	02/01/2033	26,798,420
39,210,540	Pool AB8520	3.00%	02/01/2033	40,666,258
40,843,848	Pool AB8703	3.00%	03/01/2038	42,097,649
22,026,365	Pool AB8858	3.00%	04/01/2033	22,844,564
33,722,687	Pool AB9020	3.00%	04/01/2038	34,758,896
35,151,584	Pool AB9197	3.00%	05/01/2033	36,457,289
105,899,137	Pool AB9406	3.00%	05/01/2033	109,821,807
22,271,925	Pool AB9409	3.00%	05/01/2033	23,100,032
1,287,711	Pool AC1032	5.00%	06/01/2040	1,404,094
54,747,774	Pool AD0189	5.50%	02/01/2039	61,817,922
25,251,416	Pool AD0500	5.50%	09/01/2036	28,615,512
1,442,084	Pool AD2177	4.50%	06/01/2030	1,580,836
2,750,353	Pool AD6438	5.00%	06/01/2040	3,060,368
474,457	Pool AD7018	5.00%	04/01/2040	517,685
1,918,371	Pool AD7859	5.00%	06/01/2040	2,146,232
17,193,463	Pool AH0607	4.00%	12/01/2040	18,549,746
3,463,531	Pool AH1140	4.50%	12/01/2040	3,677,253
17,684,692	Pool AH4437	4.00%	01/01/2041	18,563,231
4,225,752	Pool AH7309	4.00%	02/01/2031	4,552,531
20,053,904	Pool AH9323	4.00%	04/01/2026	21,359,193
2,608,802	Pool AI8889	4.00%	08/01/2041	2,732,868
15,471,393	Pool AI9831	4.00%	09/01/2041	16,229,960
3,971,812	Pool AJ1265	4.00%	09/01/2041	4,166,921
5,973,376	Pool AJ1399	4.00%	09/01/2041	6,267,338
21,457,551	Pool AJ1467	4.00%	10/01/2041	22,523,436
10,806,527	Pool AJ3392	4.00%	10/01/2041	11,343,890
5,319,313	Pool AJ3854	4.00%	10/01/2041	5,585,027
66,195,164	Pool AJ4118	4.00%	11/01/2041	69,496,048
17,927,816	Pool AJ4131	4.00%	10/01/2041	18,815,900
3,964,246	Pool AJ5172	4.00%	11/01/2041	4,161,919
66,322,749	Pool AJ5322	4.00%	11/01/2041	71,460,803
32,333,239	Pool AJ7677	3.50%	12/01/2041	33,507,508
8,000,971	Pool AJ8334	4.00%	12/01/2041	8,398,508
63,898,645	Pool AK0713	3.50%	01/01/2032	67,619,889
18,394,310	Pool AK4039	4.00%	02/01/2042	19,310,010

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	29

Schedule of Investments DoubleLine Total Return Bond Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
$13,815,564	Pool AK4763	4.00%	02/01/2042	14,503,960
16,164,862	Pool AK9438	4.00%	03/01/2042	16,969,504
21,616,137	Pool AK9439	4.00%	03/01/2042	22,694,058
2,680,791	Pool AK9446	4.50%	03/01/2042	2,849,964
16,727,974	Pool AL1485	6.00%	01/01/2040	19,067,636
8,835,720	Pool AL1548	6.00%	07/01/2039	10,104,541
17,727,920	Pool AL1554	6.00%	01/01/2040	20,253,653
34,594,358	Pool AL1690	6.00%	05/01/2041	39,473,638
47,681,794	Pool AL1744	6.00%	10/01/2040	54,414,680
14,936,687	Pool AL1745	6.00%	03/01/2040	17,036,286
16,841,909	Pool AL1793	6.00%	01/01/2041	19,222,753
129,221,238	Pool AL3038	3.00%	01/01/2033	134,012,972
175,104,395	Pool AL3699	3.00%	06/01/2043	179,236,695
88,109,818	Pool AL3883	3.00%	07/01/2043	90,185,831
9,454,079	Pool AL4292	4.50%	04/01/2026	10,195,906
17,924,973	Pool AL4312	4.00%	10/01/2043	19,448,064
36,948,305	Pool AL6075	3.50%	09/01/2053	38,159,122
44,902,102	Pool AL6076	3.00%	06/01/2053	45,248,876
169,926,547	Pool AL6141	4.00%	04/01/2042	183,262,519
93,770,880	Pool AL6325	3.00%	10/01/2044	96,065,912
74,570,690	Pool AL6486	4.50%	02/01/2045	81,796,078
166,368,306	Pool AL6538	4.50%	06/01/2044	182,454,657
62,772,018	Pool AO2980	4.00%	05/01/2042	65,776,687
116,535,909	Pool AP4787	3.50%	09/01/2042	120,796,602
113,021,863	Pool AP4789	3.50%	09/01/2042	117,154,869
27,314,211	Pool AQ5541	3.00%	12/01/2042	28,007,467
31,816,388	Pool AR9856	3.00%	04/01/2043	32,616,429
71,960,484	Pool AS1927	4.50%	03/01/2044	78,819,847
73,584,282	Pool AS2038	4.50%	03/01/2044	80,600,037
64,953,532	Pool AS2517	4.50%	05/01/2044	71,190,333
35,534,289	Pool AS2551	4.50%	06/01/2044	38,843,067
30,646,809	Pool AS2765	4.50%	07/01/2044	33,497,498
65,923,430	Pool AS3201	3.00%	08/01/2034	68,339,416
249,850,415	Pool AS3961	3.00%	12/01/2044	255,798,991
67,641,988	Pool AS4154	3.00%	12/01/2044	69,252,446
411,715,252	Pool AS4625	3.00%	03/01/2045	421,517,595
122,164,456	Pool AY3974	3.00%	03/01/2045	125,073,015
53,636,518	Pool AY4295	3.00%	02/01/2045	54,305,657
30,083,324	Pool AY4296	3.00%	01/01/2045	30,458,621
25,806,610	Pool AY5471	3.00%	03/01/2045	26,128,548
5,586,905	Pool MA0264	4.50%	12/01/2029	6,091,649
128,060	Pool MA0315	4.50%	01/01/2025	130,574
22,160,521	Pool MA0353	4.50%	03/01/2030	24,164,455
4,926,399	Pool MA0406	4.50%	05/01/2030	5,372,311
410,595	Pool MA0445	5.00%	06/01/2040	447,711
1,568,756	Pool MA0459	4.00%	07/01/2020	1,656,889
1,093,010	Pool MA0468	5.00%	07/01/2040	1,180,688
5,105,617	Pool MA0502	4.00%	08/01/2020	5,393,315
2,191,715	Pool MA0517	4.00%	09/01/2020	2,315,303
6,789,345	Pool MA0534	4.00%	10/01/2030	7,313,509
13,359,565	Pool MA0536	4.00%	10/01/2020	14,110,310
16,576,928	Pool MA0580	4.00%	11/01/2020	17,515,704
1,364,840	Pool MA0587	4.00%	12/01/2030	1,470,350
34,630,901	Pool MA0616	4.00%	01/01/2031	37,311,362
16,006,446	Pool MA0896	4.00%	11/01/2041	16,800,666
237,446,777	Pool MA0919	3.50%	12/01/2031	251,158,179
101,725,101	Pool MA0949	3.50%	01/01/2032	107,607,909
119,421,719	Pool MA0976	3.50%	02/01/2032	126,335,445
58,147,849	Pool MA1010	3.50%	03/01/2032	61,519,749
18,158,864	Pool MA1039	3.50%	04/01/2042	18,816,932
78,374,697	Pool MA1059	3.50%	05/01/2032	82,930,492
11,149,131	Pool MA1068	3.50%	05/01/2042	11,554,565
170,120,470	Pool MA1084	3.50%	06/01/2032	179,994,745
25,752,214	Pool MA1093	3.50%	06/01/2042	26,681,479
22,572,478	Pool MA1094	4.00%	06/01/2042	23,698,141
100,722,379	Pool MA1107	3.50%	07/01/2032	106,566,314
239,874,533	Pool MA1117	3.50%	07/01/2042	248,564,268
280,878,893	Pool MA1136	3.50%	08/01/2042	291,076,783
66,278,470	Pool MA1138	3.50%	08/01/2032	70,123,653
76,190,597	Pool MA1179	3.50%	09/01/2042	78,950,774
13,153,587	Pool MA1201	3.50%	10/01/2032	13,918,640
173,970,030	Pool MA1209	3.50%	10/01/2042	180,264,532
397,509,764	Pool MA1237	3.00%	11/01/2032	412,249,612
10,340,895	Pool MA1242	3.50%	11/01/2042	10,714,472

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association Pass-Thru, (Cont.)
$305,267,908	Pool MA1275	3.00%		12/01/2032	316,590,667
41,238,725	Pool MA1338	3.00%		02/01/2033	42,769,471
162,014,951	Pool MA1366	3.00%		03/01/2033	168,029,027
98,822,183	Pool MA1401	3.00%		04/01/2033	102,491,700
177,057,176	Pool MA1459	3.00%		06/01/2033	183,621,555
22,083,154	Pool MA1490	3.00%		07/01/2033	22,902,328
151,478,069	Pool MA2018	3.50%		09/01/2034	160,223,519
86,326,668	Pool MA2114	3.50%		12/01/2044	89,293,758
68,449,728	Pool MA2151	3.50%		01/01/2045	70,849,012
85,969,658	Pool MA2164	3.50%		02/01/2035	91,016,130
194,059,633	Pool MA2166	3.50%		02/01/2045	201,058,467
10,000,000	Pool MA2248	3.00%		04/01/2045	10,124,745
22,000,000	Pool MA2270	3.00%		04/01/2045	22,244,064
18,197,823	Pool MA3894	4.00%		09/01/2031	19,649,252

	Government National Mortgage Association,
17,714,316	Pool MA2511	3.50%		01/20/2045	18,413,324
14,700,000	Series 2003-67-SP	6.92%	# I/F I/O	08/20/2033	4,759,970
11,847,165	Series 2003-86-ZK	5.00%		10/20/2033	13,279,464
5,369,240	Series 2004-49-Z	6.00%		06/20/2034	6,205,158
4,997,875	Series 2004-80-PH	5.00%		07/20/2034	5,280,534
11,988,141	Series 2004-83-CS	5.90%	# I/F I/O	10/20/2034	1,985,914
3,193,799	Series 2005-21-Z	5.00%		03/20/2035	3,568,988
21,559,830	Series 2005-39-ZB	5.00%		07/20/2034	24,407,236
919,545	Series 2006-24-CX	38.68%	# I/F	05/20/2036	2,252,046
17,695,291	Series 2007-26-SJ	4.51%	# I/F I/O	04/20/2037	1,612,510
9,088,869	Series 2008-2-SM	6.33%	# I/F I/O	01/16/2038	1,761,309
16,218,057	Series 2008-42-AI	7.52%	# I/F I/O	05/16/2038	4,259,665
7,434,769	Series 2008-43-SH	6.16%	# I/F I/O	05/20/2038	1,209,258
8,704,270	Series 2008-51-SC	6.07%	# I/F I/O	06/20/2038	1,337,655
5,164,537	Series 2008-51-SE	6.08%	# I/F I/O	06/16/2038	1,075,949
3,260,174	Series 2008-82-SM	5.87%	# I/F I/O	09/20/2038	458,077
5,692,101	Series 2008-83-SD	6.39%	# I/F I/O	11/16/2036	1,087,567
15,248,144	Series 2009-106-VZ	4.50%		11/20/2039	16,957,278
10,566,065	Series 2009-10-NS	6.48%	# I/F I/O	02/16/2039	2,148,377
5,506,195	Series 2009-24-SN	5.92%	# I/F I/O	09/20/2038	506,212
14,552,953	Series 2009-32-ZE	4.50%		05/16/2039	16,091,855
71,474,606	Series 2009-35-DZ	4.50%		05/20/2039	77,904,247
6,340	Series 2009-41-ZQ	4.50%		06/16/2039	8,047
9,203,790	Series 2009-48-Z	5.00%		06/16/2039	10,297,311
2,465,960	Series 2009-50-KP	4.50%		06/20/2039	2,631,810
7,850,167	Series 2009-69-TS	6.03%	# I/F I/O	04/16/2039	1,069,966
10,241,813	Series 2009-75-GZ	4.50%		09/20/2039	11,125,707
11,063,722	Series 2009-87-IG	6.56%	# I/F I/O	03/20/2037	1,429,206
66,958,718	Series 2010-106-PS	5.87%	# I/F I/O	03/20/2040	10,185,258
19,270,244	Series 2010-1-SA	5.58%	# I/F I/O	01/16/2040	2,664,631
3,223,884	Series 2010-25-ZB	4.50%		02/16/2040	3,367,324
178,201,687	Series 2010-26-QS	6.07%	# I/F I/O	02/20/2040	29,803,163
12,767,000	Series 2010-42-AY	5.00%		11/20/2039	14,016,091
15,758,393	Series 2010-42-ES	5.50%	# I/F I/O	04/20/2040	2,467,252
4,699,020	Series 2010-61-AS	6.37%	# I/F I/O	09/20/2039	726,950
46,116,447	Series 2010-62-SB	5.57%	# I/F I/O	05/20/2040	7,399,315
8,642,914	Series 2010-62-ZG	5.50%		05/16/2040	9,900,100
87,197,810	Series 2010-9-XD	6.43%	# I/F I/O	01/16/2040	15,272,696
93,777	Series 2011-12-PO	0.00%	P/O	12/20/2040	86,292
7,833,334	Series 2011-18-SN	9.15%	# I/F	12/20/2040	9,115,929
8,333,334	Series 2011-18-YS	9.15%	# I/F	12/20/2040	9,697,038
11,923,431	Series 2011-51-UZ	4.50%		04/20/2041	12,978,094
8,032,417	Series 2011-69-OC	0.00%	P/O	05/20/2041	7,335,970
65,694,859	Series 2011-69-SB	5.17%	# I/F I/O	05/20/2041	8,696,390
24,787,666	Series 2011-71-ZA	4.50%		02/20/2041	27,026,922
24,840,940	Series 2011-72-AS	5.20%	# I/F I/O	05/20/2041	3,112,793
18,660,957	Series 2011-72-DO	0.00%	P/O	03/16/2033	18,623,113
16,548,090	Series 2011-72-SK	5.97%	# I/F I/O	05/20/2041	2,672,004
19,384,110	Series 2012-105-SE	6.02%	# I/F I/O	01/20/2041	1,797,963
31,300,338	Series 2012-52-PN	2.00%		12/20/2039	31,671,106
64,667,521	Series 2013-116-LS	5.97%	# I/F I/O	08/20/2043	10,179,056
48,545,235	Series 2013-136-CS	6.03%	# I/F I/O	09/16/2043	7,954,889
17,539,068	Series 2013-182-WZ	2.50%		12/20/2043	15,971,610
54,065,087	Series 2013-182-ZW	2.50%		12/20/2043	48,983,753
37,470,783	Series 2013-186-SG	6.08%	# I/F I/O	02/16/2043	5,993,171
42,889,038	Series 2013-26-MS	6.07%	# I/F I/O	02/20/2043	6,566,097
90,524,824	Series 2014-163-PS	5.42%	# I/F I/O	11/20/2044	14,959,997
92,759,382	Series 2014-167-SA	5.42%	# I/F I/O	11/20/2044	11,787,955
73,983,598	Series 2014-39-SK	6.02%	# I/F I/O	03/20/2044	13,573,438

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
$51,484,150	Series 2014-59-DS	6.08%	# I/F I/O	04/16/2044	9,505,519

	Total US Government / Agency Mortgage Backed Obligations (Cost $22,028,958,321)				22,793,434,085

US GOVERNMENT BONDS AND NOTES 4.4%
1,325,000,000	United States Treasury Notes	1.63%		11/15/2022	1,312,163,400
700,000,000	United States Treasury Notes	2.00%		02/15/2023	711,320,400

	Total US Government Bonds and Notes (Cost $1,996,006,613)				2,023,483,800

US GOVERNMENT SPONSORED BANKS 1.3%
200,000,000	Federal Home Loan Banks	0.48%		06/09/2016	200,124,600
100,000,000	Federal Home Loan Banks	0.38%	#	07/20/2017	100,042,800
200,000,000	Federal Home Loan Banks	1.63%		12/18/2017	201,478,000
100,000,000	Federal Home Loan Banks	0.75%	#	01/29/2018	100,101,600

	Total US Government Sponsored Banks (Cost $601,543,317 )				601,747,000

SHORT TERM INVESTMENTS 9.0%
264,218,983	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.03%	♦		264,218,983
200,000,000	Federal Home Loan Bank Discount Note	0.00%		04/01/2015	200,000,000
150,000,000	Federal Home Loan Bank Discount Note	0.00%		04/06/2015	149,999,400
100,000,000	Federal Home Loan Bank Discount Note	0.00%		04/10/2015	99,999,200
100,000,000	Federal Home Loan Bank Discount Note	0.00%		04/20/2015	99,998,400
200,000,000	Federal Home Loan Bank Discount Note	0.00%		04/22/2015	199,996,400
100,000,000	Federal Home Loan Bank Discount Note	0.00%		05/22/2015	99,995,500
100,000,000	Federal Home Loan Bank Discount Note	0.00%		06/29/2015	99,987,400
150,000,000	Federal Home Loan Bank Discount Note	0.00%		07/31/2015	149,969,700
50,000,000	Federal Home Loan Bank Discount Note	0.00%		10/19/2015	49,965,100

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$100,000,000	Federal Home Loan Bank Discount Note	0.00%		01/05/2016	99,836,500
100,000,000	Federal Home Loan Bank Discount Note	0.00%		02/25/2016	99,789,200
100,000,000	Federal Home Loan Banks	0.07%		04/20/2015	99,997,300
100,000,000	Federal Home Loan Banks	0.13%		05/29/2015	100,003,701
100,000,000	Federal Home Loan Banks	0.15%		07/09/2015	100,004,200
100,000,000	Federal Home Loan Banks	0.13%		08/14/2015	99,995,900
100,000,000	Federal Home Loan Banks	0.18%		08/14/2015	100,002,700
100,000,000	Federal Home Loan Banks	0.20%		08/17/2015	100,011,000
250,000,000	Federal Home Loan Banks	0.38%		08/28/2015	250,185,000
70,000,000	Federal Home Loan Banks	0.20%		09/15/2015	70,035,140
80,000,000	Federal Home Loan Banks	0.18%		09/22/2015	80,014,640
225,000,000	Federal Home Loan Banks	0.20%		09/25/2015	224,935,425
214,955,000	Federal Home Loan Banks	0.19%		11/17/2015	214,951,131
100,000,000	Federal Home Loan Banks	0.35%		03/07/2016	100,006,200
250,000,000	Federal National Mortgage Association	4.38%		10/15/2015	255,616,500
175,000,000	Federal National Mortgage Association	1.63%		10/26/2015	176,405,600
264,218,983	Fidelity Institutional Government Portfolio	0.01%	♦		264,218,983
264,218,983	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		264,218,983

	Total Short Term Investments (Cost $4,114,098,867)				4,114,358,186

	Total Investments 101.2% (Cost $45,376,798,440)				46,254,816,852
	Liabilities in Excess of Other Assets (1.2)%				(528,209,014)

	NET ASSETS 100.0%				$45,726,607,838

SECURITY TYPE BREAKDOWN as a % of Net Assets
US Government / Agency Mortgage Backed Obligations	49.9%
Non-Agency Residential Collateralized Mortgage Obligations	23.7%
Short Term Investments	9.0%
Non-Agency Commercial Mortgage Backed Obligations	7.5%
Collateralized Loan Obligations	4.9%
US Government Bonds and Notes	4.4%
US Government Sponsored Banks	1.3%
Asset Backed Obligations	0.5%
Other Assets and Liabilities	(1.2)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2015, the value of these securities amounted to $6,325,656,710 or 13.8% of net assets.

¥	Illiquid security. At March 31, 2015, the value of these securities amount to $406,971,739 or 0.9% of net assets.

#	Variable rate security. Rate disclosed as of March 31, 2015.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

P/O	Principal only security

♦	Seven-day yield as of March 31, 2015

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	31

Schedule of Investments DoubleLine Core Fixed Income Fund	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.6%

	DB Master Finance LLC,
$15,000,000	Series 2015-1A-A2I	3.26%	^	02/20/2045	15,158,122
10,000,000	Series 2015-1A-A2II	3.98%	^	02/20/2045	10,228,305

	Total Asset Backed Obligations (Cost $25,000,000)				25,386,427

BANK LOANS 1.9%

	Akorn, Inc.,
997,494	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	04/16/2021	1,003,733

	Albertson’s Holdings LLC,
1,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	5.50%	#	08/25/2021	1,009,740

	AlixPartners LLP,
997,627	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	07/10/2020	1,001,158

	Allflex Holdings, Inc.,
997,468	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/17/2020	999,962

	Allied Security Holdings LLC,
997,604	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	02/12/2021	998,851

	American Airlines, Inc.,
1,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	10/08/2021	1,007,315

	American Renal Holdings, Inc.,
997,404	Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.50%	#	08/20/2019	998,656

	American Tire Distributors, Inc.,
1,000,000	Guaranteed Senior Secured 1st Lien Term Loan	5.25%	#	09/01/2021	1,005,625

	Ardagh Packaging Finance,
997,481	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	12/17/2019	1,002,469

	Asurion LLC,
997,386	Senior Secured 1st Lien Term Loan, Tranche B1	5.00%	#	05/24/2019	1,001,610

	B/E Aerospace, Inc.,
997,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	12/16/2021	1,006,842

	BMC Software Finance, Inc.,
997,383	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	09/10/2020	977,904

	Brand Energy & Infrastructure Services, Inc.,
997,475	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	11/26/2020	972,333

	Burger King Corporation,
991,170	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	12/10/2021	1,002,044

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Calpine Corporation,
$997,403	Senior Secured 1st Lien Term Loan, Tranche B1	4.00%	#	04/02/2018	1,001,402

	Candy Intermediate Holdings, Inc.,
997,442	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	7.50%	#	06/18/2018	992,454

	Capital Automotive LP,
997,323	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/10/2019	1,002,624

	Charter Communications,
1,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G	4.25%	#	09/13/2021	1,009,725

	Coveris Holdings SA,
997,475	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	05/08/2019	1,005,165

	Crosby Acquisition Corporation,
997,475	Senior Secured 1st Lien Term Loan	3.75%	#	11/23/2020	926,405

	CSM Bakery Supplies LLC,
1,000,000	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	07/03/2020	1,000,000

	Dave & Buster’s, Inc.,
1,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/24/2020	1,005,310

	Delta Air Lines, Inc.,
997,449	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.25%	#	10/18/2018	998,691

	Doosan Infracore International, Inc.,
997,277	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	05/28/2021	1,009,743

	Emerald Expositions Holdings, Inc.,
998,215	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/17/2020	1,004,454

	Energy Transfer Equity LP,
450,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.00%	#	12/02/2019	449,213

	Federal-Mogul Holdings Corporation,
997,487	Guranteed Senior Secured 1st Lien Term Loan, Tranche C	4.75%	#	04/15/2021	996,365

	Filtration Group, Inc.,
997,475	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	11/20/2020	1,005,365

	First Data Corporation,
1,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C1	3.67%	#	03/23/2018	1,001,000

	Four Seasons Holdings, Inc.,
992,131	Guaranteed Senior Secured 1st Lien Term Loan	3.50%	#	06/27/2020	992,131

	Gates Global LLC,
997,494	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/05/2021	994,940

	Goodyear Tire & Rubber Company,
1,000,000	Guaranteed Secured 2nd Lien Term Loan	4.75%	#	04/30/2019	1,011,875

	Grosvenor Capital Management Holdings LLP,
1,000,000	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	01/04/2021	993,125

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Guggenheim Partners Investment Management Holdings LLC,
$997,468	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/22/2020	1,006,196

	Hillman Group, Inc.,
997,487	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/30/2021	1,007,043

	Hilton Worldwide Finance LLC,
970,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/26/2020	972,425

	Ikaria, Inc.,
997,131	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	02/12/2021	999,250

	Intelsat Jackson Holdings S.A.,
1,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	06/28/2019	997,375

	Interline Brands, Inc.,
997,481	Guaranteed Senior Secured 1st Lien Term Loan	4.00%	#	03/17/2021	995,147

	Jazz Acquisition, Inc.,
997,564	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	06/18/2021	996,008

	Level 3 Financing, Inc.,
1,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	01/31/2022	1,006,720

	Live Nation Entertainment, Inc.,
997,468	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.50%	#	08/14/2020	998,092

	MacDermid, Inc.,
997,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.75%	#	06/05/2020	1,005,605

	MEG Energy Corporation,
997,424	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	03/31/2020	958,529

	MGOC, Inc.,
985,216	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.25%	#	07/31/2020	991,127

	Michaels Stores, Inc.,
1,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	01/28/2020	1,004,910

	Mitchell International, Inc.,
1,000,000	Guaranteed Secured 2nd Lien Term Loan	8.50%	#	10/11/2021	994,375

	National Financial Partners Corporation,
997,494	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	07/01/2020	996,870

	National Vision, Inc.,
1,000,000	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	03/12/2021	990,835

	Neiman Marcus Group LLC,
1,000,000	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	10/23/2020	998,125

	Onex Wizard Acquisition Company,
1,000,000	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	03/14/2022	1,010,560

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PharMEDium Healthcare Corporation,
$997,363	Senior Secured 1st Lien Term Loan	4.25%	#	01/28/2021	991,543

	PODS LLC,
1,000,000	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	02/02/2022	1,010,625

	Polarpak, Inc.,
554,374	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/05/2020	555,760

	Prestige Brands, Inc.,
985,075	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.50%	#	09/03/2021	990,000

	Protection One, Inc.,
997,438	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/21/2019	999,936

	RBS Global, Inc.,
997,468	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	08/21/2020	998,780

	RCS Capital Corporation,
987,179	Guaranteed Senior Secured 2nd Lien Term Loan	6.50%	#	04/29/2019	983,478

	Revlon Consumer Products Corporation,
979,538	Guaranteed Senior Secured 1st Lien Term Loan	4.00%	#	10/08/2019	980,919

	Reynolds Group Holdings, Inc.,
974,671	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.50%	#	11/30/2018	980,154

	Scientific Games International, Inc.,
997,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	6.00%	#	10/01/2021	1,001,171

	Serta Simmons Holdings LLC,
1,000,000	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	10/01/2019	1,003,645

	Southeast PowerGen LLC,
997,500	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	12/02/2021	1,006,852

	Spin Holdco, Inc.,
997,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/14/2019	995,939

	Station Casinos LLC,
957,895	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/02/2020	961,559

	Surgery Center Holdings, Inc.,
997,500	Senior Secured 1st Lien Term Loan	5.25%	#	11/03/2020	1,002,492

	TI Group Automotive Systems LLC,
997,487	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/02/2021	998,734

	TMS International Corporation,
997,475	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	10/16/2020	977,525

	Tower Automotive Holdings LLC,
997,325	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/23/2020	997,948

	TPF II Power LLC,
997,500	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	10/01/2021	1,011,216

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	33

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Transtar Holding Company,
$1,000,000	Senior Secured 1st Lien Term Loan	5.75%	#	10/09/2018	986,250

	TransUnion LLC,
997,481	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/09/2021	998,808

	Travelport Finance Luxembourg S.A.R.L.,
1,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	09/02/2021	1,010,800

	Univision Communications Inc,
997,360	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C3	4.00%	#	02/28/2020	996,502

	US Renal Care, Inc.,
997,468	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/03/2019	1,000,585

	WNA Holdings, Inc.,
444,213	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/05/2020	445,324

	York Risk Services Group, Inc.,
997,494	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	10/01/2021	996,451

	Total Bank Loans (Cost $75,151,709)				75,200,417

COLLATERALIZED LOAN OBLIGATIONS 4.5%

	Adams Mill Ltd.,
875,000	Series 2014-1A-D1	3.75%	#^	07/15/2026	827,203
1,000,000	Series 2014-1A-E1	5.25%	#^	07/15/2026	882,543

	ALM Loan Funding,
1,000,000	Series 2011-4A-C	3.00%	#^	07/18/2022	1,002,512

	Apidos Ltd.,
2,000,000	Series 2007-5A-B	0.95%	#^	04/15/2021	1,913,975
2,000,000	Series 2013-16A-A1	1.71%	#^	01/19/2025	2,000,742
2,950,000	Series 2013-16A-B	3.06%	#^	01/19/2025	2,933,427
2,000,000	Series 2014-18A-C	3.91%	#^	07/22/2026	1,933,241
1,000,000	Series 2014-18A-D	5.46%	#^	07/22/2026	921,930
1,000,000	Series 2014-19A-D	3.96%	#^	10/17/2026	975,129
1,500,000	Series 2015-20A-B	3.42%	#^	01/16/2027	1,506,122
1,500,000	Series 2015-20A-C	3.92%	#^	01/16/2027	1,460,961

	ARES Ltd.,
1,500,000	Series 2012-2A-D	4.95%	#^	10/12/2023	1,509,874
2,000,000	Series 2013-1A-D	4.00%	#^	04/15/2025	1,958,459
2,345,981	Series 2014-30A-A2	1.11%	#^	04/20/2023	2,334,699

	Babson Ltd.,
910,720	Series 2005-3A-A	0.51%	#^	11/10/2019	907,940
3,000,000	Series 2005-3A-D	1.96%	#^	11/10/2019	2,974,315
1,500,000	Series 2012-1A-C	4.25%	#^	04/15/2022	1,503,720
1,000,000	Series 2014-3A-D2	4.69%	#^	01/15/2026	1,009,100

	Ballyrock Ltd.,
1,000,000	Series 2014-1A-B	3.43%	#^	10/20/2026	992,331
1,000,000	Series 2014-1A-C	3.98%	#^	10/20/2026	962,553

	Betony Ltd.,
2,500,000	Series 2015-1A-C	3.41%	#^	04/15/2027	2,495,794
3,000,000	Series 2015-1A-D	3.86%	#^	04/15/2027	2,831,779

	Birchwood Park Ltd.,
1,000,000	Series 2014-1A-C2	3.40%	#^	07/15/2026	1,003,241
1,000,000	Series 2014-1A-D2	4.45%	#^	07/15/2026	1,007,479
1,000,000	Series 2014-1A-E2	6.65%	#^	07/15/2026	1,001,830

	BlueMountain Ltd.,
1,500,000	Series 2012-1A-E	5.76%	#^	07/20/2023	1,476,618

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Brookside Mill Ltd.,
$1,250,000	Series 2013-1A-C1	2.95%	#^	04/17/2025	1,214,914
2,250,000	Series 2013-1A-D	3.30%	#^	04/17/2025	2,079,153
1,250,000	Series 2013-1A-E	4.65%	#^	04/17/2025	1,078,633

	Canyon Capital Ltd,
2,500,000	Series 2012-1A-C	3.05%	#^	01/15/2024	2,450,715
5,000,000	Series 2014-1A-B	2.90%	#^	04/30/2025	4,886,930
2,750,000	Series 2014-1A-C	3.50%	#^	04/30/2025	2,565,065

	Carlyle Global Market Strategies Ltd.,
1,250,000	Series 2014-3A-B	3.41%	#^	07/27/2026	1,253,904
2,000,000	Series 2014-3A-C2	4.46%	#^	07/27/2026	2,014,927
1,008,857	Series 2005-7A-D1	1.97%	#^	09/30/2019	1,008,890

	Catamaran Ltd.,
2,500,000	Series 2015-1A-C1	3.38%	#^	04/22/2027	2,476,000

	Cent Ltd.,
2,000,000	Series 2013-18A-D	3.71%	#^	07/23/2025	1,939,929
1,500,000	Series 2013-18A-E	4.86%	#^	07/23/2025	1,362,519
1,000,000	Series 2014-22A-C	3.98%	#^	11/07/2026	974,448

	ColumbusNova Ltd.,
2,500,000	Series 2006-2A-D	1.76%	#^	04/04/2018	2,493,860

	Dorchester Park Ltd.,
1,000,000	Series 2015-1A-C	3.46%	#^	01/20/2027	1,002,453
1,000,000	Series 2015-1A-D	3.81%	#^	01/20/2027	965,178

	Dryden Leveraged Loan,
500,000	Series 2006-11A-C1	1.85%	#^	04/12/2020	487,691
2,000,000	Series 2012-24A-D	5.01%	#^	11/15/2023	2,024,010
950,000	Series 2012-25A-E	5.73%	#^	01/15/2025	918,184
2,000,000	Series 2013-28A-B1L	3.46%	#^	08/15/2025	1,909,874

	Eaton Vance Ltd.,
1,500,000	Series 2006-8A-B	0.91%	#^	08/15/2022	1,444,194

	Emerson Park Ltd.,
1,000,000	Series 2013-1A-C1	3.00%	#^	07/15/2025	985,096

	Flatiron Ltd.,
2,000,000	Series 2014-1A-B	3.11%	#^	07/17/2026	1,979,170
2,000,000	Series 2014-1A-C	3.56%	#^	07/17/2026	1,918,554

	Four Corners Ltd.,
2,000,000	Series 2006-3A-D	1.76%	#^	07/22/2020	1,943,525

	Galaxy Ltd.,
2,000,000	Series 2013-15A-B	2.10%	#^	04/15/2025	1,989,525
1,000,000	Series 2013-15A-C	2.85%	#^	04/15/2025	983,272
1,000,000	Series 2013-15A-D	3.65%	#^	04/15/2025	968,484

	GoldenTree Loan Opportunities Ltd.,
2,000,000	Series 2012-6A-D	4.46%	#^	04/17/2022	2,006,748
	Gulf Stream Ltd.,
1,000,000	Series 2007-1X-B	0.72%	#	06/17/2021	977,818

	Halcyon Loan Advisors Funding Ltd.,
740,000	Series 2013-2A-C	2.95%	#^	08/01/2025	707,002
2,000,000	Series 2014-1A-C	3.26%	#^	04/18/2026	1,907,258
1,500,000	Series 2014-3A-D	3.91%	#^	10/22/2025	1,361,056

	ING Ltd.,
2,000,000	Series 2013-3A-A1	1.85%	#	08/01/2020	1,915,957
2,000,000	Series 2013-3A-B	2.96%	#^	01/18/2026	1,969,759

	Inwood Park Ltd.,
2,000,000	Series 2006-1A-B	0.65%	#^	01/20/2021	1,950,991

	Jamestown Ltd.,
2,000,000	Series 2015-6A-A1A	1.86%	#^	02/20/2027	2,007,553

	LCM LP,
2,000,000	Series 11A-D2	4.21%	#^	04/19/2022	1,999,649
1,000,000	Series 12A-E	6.01%	#^	10/19/2022	983,822
2,850,000	Series 14A-D	3.75%	#^	07/15/2025	2,771,127
2,500,000	Series 15A-C	3.36%	#^	08/25/2024	2,509,286
1,000,000	Series 16A-D	3.85%	#^	07/15/2026	968,650
2,000,000	Series 6A-C	1.06%	#^	05/28/2019	1,944,969

	Madison Park Funding Ltd.,
1,000,000	Series 2007-4A-D	1.69%	#^	03/22/2021	967,269
1,702,000	Series 2007-6A-C	1.26%	#^	07/26/2021	1,665,732

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Madison Park Funding Ltd., (Cont.)
$2,000,000	Series 2012-9X-C1	3.86%	#	08/15/2022	2,024,962
1,000,000	Series 2014-13A-D	3.61%	#^	01/19/2025	957,009
1,000,000	Series 2014-13X-E	5.26%	#	01/19/2025	922,946
3,500,000	Series 2014-14A-D	3.86%	#^	07/20/2026	3,395,444
750,000	Series 2014-14A-E	5.01%	#^	07/20/2026	680,292
2,000,000	Series 2014-15A-C	3.91%	#^	01/27/2026	1,948,129
3,000,000	Series 2015-16A-B	3.30%	#^	04/20/2026	2,990,033

	Magnetite Ltd.,
1,500,000	Series 2012-7A-D	5.50%	#^	01/15/2025	1,430,434
2,000,000	Series 2014-11A-C	3.84%	#^	01/18/2027	1,929,120
1,500,000	Series 2014-8A-C	3.35%	#^	04/15/2026	1,498,530
2,000,000	Series 2015-12A-B	2.52%	#^	04/15/2027	2,002,507

	Nautique Funding Ltd.,
1,000,000	Series 2006-1A-C	1.95%	#^	04/15/2020	974,130

	Nomad Ltd.,
1,500,000	Series 2013-1A-B	3.20%	#^	01/15/2025	1,479,374
1,500,000	Series 2013-1A-C	3.75%	#^	01/15/2025	1,426,071

	North End Ltd.,
1,000,000	Series 2013-1A-D	3.76%	#^	07/17/2025	947,073

	OCP Ltd.,
2,000,000	Series 2013-3A-B	3.01%	#^	01/17/2025	1,952,296

	Octagon Investment Partners Ltd.,
2,000,000	Series 2013-1A-D	3.61%	#^	07/17/2025	1,873,124
2,000,000	Series 2013-1A-E	4.76%	#^	07/17/2025	1,745,478
1,000,000	Series 2014-1A-C2	3.79%	#^	11/22/2025	1,011,420
1,000,000	Series 2014-1A-D2	4.87%	#^	11/22/2025	1,004,440

	OHA Intrepid Leverage Loan Fund Ltd.,
2,000,000	Series 2011-1AR-DR	3.31%	#^	04/20/2021	2,005,856

	OZLM Funding Ltd.,
10,000,000	Series 2013-3A-A1	1.59%	#^	01/22/2025	9,951,505

	OZLM Ltd.,
1,500,000	Series 2015-11A-A2A	2.52%	#^	01/30/2027	1,504,560

	Race Point Ltd.,
1,000,000	Series 2007-4A-D	2.25%	#^	08/01/2021	980,126
1,000,000	Series 2013-8A-B	2.13%	#^	02/20/2025	996,355

	Saturn Ltd.,
500,000	Series 2007-1A-D	4.26%	#^	05/13/2022	477,438

	Symphony Ltd.,
3,000,000	Series 2013-11A-B1	2.46%	#^	01/17/2025	3,011,283
3,000,000	Series 2013-11A-C	3.41%	#^	01/17/2025	3,019,327

	Thacher Park Ltd.,
1,000,000	Series 2014-1A-C	3.30%	#^	10/20/2026	1,001,803
1,000,000	Series 2014-1A-D1	3.78%	#^	10/20/2026	961,504

	Venture Ltd.,
500,000	Series 2012-10A-C	3.51%	#^	07/20/2022	501,251
2,000,000	Series 2012-10A-D	4.46%	#^	07/20/2022	2,004,942

	WG Horizons,
1,500,000	Series 2006-1A-C	1.96%	#^	05/24/2019	1,472,022

	WhiteHorse Ltd.,
2,000,000	Series 2006-1A-B1L	2.10%	#^	05/01/2018	2,001,649

	Wind River Ltd.,
3,000,000	Series 2013-1A-C	3.66%	#^	04/20/2025	2,847,993

	Total Collateralized Loan Obligations (Cost $181,262,040)				181,191,686

FOREIGN CORPORATE BONDS 13.3%
1,500,000	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	1,695,000
1,600,000	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	1,808,000
3,700,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	3,831,979

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$500,000	Aeropuertos Dominicanos	9.75%	#^	11/13/2019	483,750
1,500,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	1,451,250
6,300,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	6,583,500
700,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	731,500
2,000,000	AES El Salvador Trust	6.75%		03/28/2023	1,790,000
3,500,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	3,582,950
5,500,000	Agromercantil Senior Trust	6.25%		04/10/2019	5,630,350
1,700,000	Ajecorp B.V.	6.50%		05/14/2022	1,028,500
8,770,000	Alibaba Group Holding Ltd.	3.60%	^	11/28/2024	8,815,744
7,700,000	Australia and New Zealand Banking Group Ltd.	4.88%	^	01/12/2021	8,784,268
2,400,000	Avianca Holdings S.A.	8.38%		05/10/2020	2,412,000
2,600,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	2,613,000
3,450,000	B Communications Ltd.	7.38%	^	02/15/2021	3,713,925
500,000	Banco Continental SAECA	8.88%		10/15/2017	520,625
900,000	Banco Davivienda S.A.	2.95%		01/29/2018	897,750
2,500,000	Banco de Bogota S.A.	5.38%	^	02/19/2023	2,600,000
500,000	Banco de Bogota S.A.	5.38%		02/19/2023	520,000
1,000,000	Banco de Costa Rica	5.25%		08/12/2018	1,024,500
2,000,000	Banco de Costa Rica	5.25%	^	08/12/2018	2,049,000
4,200,000	Banco de Credito del Peru	6.13%	#	04/24/2027	4,588,080
2,500,000	Banco do Brasil S.A.	8.50%	#†	10/20/2020	2,641,250
4,500,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	3,900,735
3,000,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	2,910,000
4,005,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	4,224,194
3,235,000	Banco International del Peru S.A.A.	6.63%	#	03/19/2029	3,509,975
1,695,000	Banco International del Peru S.A.A.	8.50%	#	04/23/2070	1,953,425
2,500,000	Banco Nacional de Costa Rica	6.25%		11/01/2023	2,556,250
2,800,000	Banco Regional SAECA	8.13%		01/24/2019	2,978,640
400,000	Banco Regional SAECA	8.13%	^	01/24/2019	425,520
1,800,000	Banco Santander Mexico	5.95%	#	01/30/2024	1,907,460
2,000,000	Bancolombia S.A.	6.13%		07/26/2020	2,146,900
4,255,000	Bank Of Montreal	1.40%		09/11/2017	4,275,113
4,375,000	Bank Of Montreal	2.38%		01/25/2019	4,481,496
1,250,000	Bantrab Senior Trust	9.00%		11/14/2020	1,315,625
400,000	BBVA Banco Continental S.A.	5.25%	#^	09/22/2029	406,880
5,600,000	BBVA Banco Continental S.A.	5.25%	#	09/22/2029	5,696,320
1,100,000	BBVA Bancomer S.A.	5.35%	#	11/12/2029	1,097,030
5,700,000	BBVA Bancomer S.A.	5.35%	#^	11/12/2029	5,684,610
4,500,000	BP Capital Markets PLC	3.06%		03/17/2022	4,581,927
1,000,000	BR Malls International Finance Ltd.	8.50%	†	01/21/2016	1,012,500
3,300,000	Braskem America Finance Company	7.13%		07/22/2041	2,957,130
6,925,000	British Telecommunications PLC	5.95%		01/15/2018	7,748,466
650,000	Camposol S.A.	9.88%		02/02/2017	643,500
1,500,000	Camposol S.A.	9.88%	^	02/02/2017	1,485,000
3,700,000	Cementos Progreso Trust	7.13%		11/06/2023	3,949,750
2,000,000	Cemex S.A.B. de C.V.	5.70%		01/11/2025	1,978,000
5,000,000	Cemex S.A.B. de C.V.	5.70%	^	01/11/2025	4,945,000
4,000,000	Cencosud S.A.	4.88%		01/20/2023	3,970,520
2,700,000	Cencosud S.A.	5.15%	^	02/12/2025	2,672,257
6,456,000	Central American Bottling Corporation	6.75%		02/09/2022	6,819,150
1,900,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	1,577,000
2,000,000	CIMPOR Financial Operations B.V.	5.75%	^	07/17/2024	1,660,000
5,500,000	Columbus International, Inc.	7.38%		03/30/2021	5,802,500

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	35

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$500,000	Columbus International, Inc.	7.38%	^	03/30/2021	527,500
2,400,000	Comcel Trust	6.88%		02/06/2024	2,563,200
5,000,000	Comcel Trust	6.88%	^	02/06/2024	5,340,000
6,000,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	5,947,500
1,500,000	CorpGroup Banking S.A.	6.75%		03/15/2023	1,493,133
3,500,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	3,483,977
4,000,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	3,592,000
2,000,000	Corporacion Nacional del Cobre de Chile	3.75%		11/04/2020	2,106,786
800,000	Corporacion Pesquera Inca S.A.C.	9.00%	^	02/10/2017	802,000
2,444,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	2,450,110
500,000	Cosan Luxembourg S.A.	5.00%		03/14/2023	445,000
700,000	Cosan Overseas Ltd.	8.25%	†	11/05/2015	697,270
3,500,000	Credito Real S.A.B. de C.V.	7.50%	^	03/13/2019	3,594,500
6,000,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	6,056,940
500,000	Digicel Ltd.	7.00%		02/15/2020	512,500
3,000,000	Digicel Ltd.	8.25%		09/30/2020	3,019,500
3,900,000	Digicel Ltd.	7.13%	^	04/01/2022	3,577,080
5,100,000	Digicel Ltd.	7.13%		04/01/2022	4,677,720
3,400,000	Ecopetrol S.A.	4.13%		01/16/2025	3,263,592
1,300,000	Ecopetrol S.A.	7.38%		09/18/2043	1,418,625
11,900,000	Ecopetrol S.A.	5.88%		05/28/2045	11,215,750
2,148,588	ENA Norte Trust	4.95%		04/25/2023	2,218,417
3,700,000	ENTEL Chile S.A.	4.75%		08/01/2026	3,810,626
3,300,000	ENTEL Chile S.A.	4.75%	^	08/01/2026	3,398,667
2,100,000	ESAL GmbH	6.25%		02/05/2023	2,052,750
4,400,000	ESAL GmbH	6.25%	^	02/05/2023	4,301,000
3,673,120	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	3,865,958
500,000	Freeport-McMoRan Copper & Gold, Inc.	3.88%		03/15/2023	463,668
10,000,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	8,982,010
8,000,000	Fresnillo PLC	5.50%		11/13/2023	8,400,000
300,000	Global Bank Corporation	4.75%		10/05/2017	309,300
3,000,000	Global Bank Corporation	5.13%	^	10/30/2019	3,127,200
3,500,000	Global Bank Corporation	5.13%		10/30/2019	3,648,400
2,000,000	GNL Quintero S.A.	4.63%		07/31/2029	2,082,888
2,000,000	GNL Quintero S.A.	4.63%	^	07/31/2029	2,082,888
1,600,000	Gol LuxCo S.A.	8.88%	^	01/24/2022	1,164,000
4,300,000	Grupo Aval Ltd.	4.75%		09/26/2022	4,271,835
3,200,000	Grupo Aval Ltd.	4.75%	^	09/26/2022	3,179,040
3,950,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	4,269,950
2,000,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	2,085,000
900,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	925,875
4,000,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	4,115,000
2,200,000	Grupo KUO S.A.B. de C.V.	6.25%	^	12/04/2022	2,253,900
2,400,000	Grupo KUO S.A.B. de C.V.	6.25%		12/04/2022	2,458,800
2,500,000	GrupoSura Finance S.A.	5.70%		05/18/2021	2,690,625
800,000	Industrial Senior Trust	5.50%	^	11/01/2022	777,840
5,300,000	Industrial Senior Trust	5.50%		11/01/2022	5,153,190
200,000	Inkia Energy Ltd.	8.38%		04/04/2021	208,500
1,800,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	1,876,500
1,500,000	InRetail Shopping Malls	6.50%		07/09/2021	1,578,750
500,000	InRetail Shopping Malls	6.50%	^	07/09/2021	526,250
2,300,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	2,429,375
2,800,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	2,957,500
6,340,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	6,015,075
6,000,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	6,240,000
200,000	JBS Investments GmbH	7.25%	^	04/03/2024	205,750
3,800,000	JBS Investments GmbH	7.25%		04/03/2024	3,909,250

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$750,000	Maestro Peru S.A.	6.75%		09/26/2019	791,250
1,600,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	1,256,000
2,000,000	Marfrig Holdings B.V.	8.38%		05/09/2018	1,900,000
4,100,000	Marfrig Holdings B.V.	6.88%		06/24/2019	3,495,250
2,900,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	2,472,250
1,350,000	Metalsa S.A. de C.V.	4.90%		04/24/2023	1,285,875
1,000,000	Mexichem S.A.B. de C.V.	6.75%		09/19/2042	1,085,000
900,000	Mexichem S.A.B. de C.V.	5.88%	^	09/17/2044	891,000
2,500,000	Mexichem S.A.B. de C.V.	5.88%		09/17/2044	2,475,000
3,700,000	Mexico Generadora de Energia	5.50%		12/06/2032	3,764,750
1,000,000	Millicom International Cellular S.A.	4.75%		05/22/2020	984,000
8,400,000	Millicom International Cellular S.A.	6.63%		10/15/2021	8,914,500
4,500,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	4,297,500
3,500,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	3,342,500
1,300,000	Minerva Luxembourg S.A.	7.75%	^	01/31/2023	1,283,750
300,000	Minerva Luxembourg S.A.	7.75%		01/31/2023	296,250
1,000,000	Nakilat, Inc.	6.07%		12/31/2033	1,173,750
1,938,784	Nakilat, Inc.	6.27%		12/31/2033	2,284,188
5,300,000	OAS Financial Ltd.	8.88%	#^†Ω	04/25/2018	808,250
1,500,000	OAS Financial Ltd.	8.88%	#†Ω	04/29/2049	228,750
1,500,000	Odebrecht Finance Ltd.	7.50%	†	09/14/2015	1,252,500
1,700,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	1,421,625
4,000,000	Oleoducto Central S.A.	4.00%		05/07/2021	3,992,000
3,915,000	Orange S.A.	2.75%		09/14/2016	4,004,211
6,600,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	6,888,090
4,700,000	Pacific Rubiales Energy Corporation	5.13%		03/28/2023	2,761,250
1,500,000	Pacific Rubiales Energy Corporation	5.13%	^	03/28/2023	881,250
1,000,000	Pacific Rubiales Energy Corporation	5.63%		01/19/2025	590,700
5,000,000	Pacific Rubiales Energy Corporation	5.63%	^	01/19/2025	2,953,500
1,000,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	792,500
1,800,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	1,426,500
500,000	Petrobras Global Finance B.V.	4.88%		03/17/2020	450,250
1,000,000	Petrobras Global Finance B.V.	5.38%		01/27/2021	912,000
2,500,000	Petroleos Mexicanos	5.50%		01/21/2021	2,756,250
2,000,000	Petroleos Mexicanos	4.50%	^	01/23/2026	2,043,000
2,000,000	Petroleos Mexicanos	5.50%		06/27/2044	2,027,500
9,040,000	Petroleos Mexicanos	5.63%	^	01/23/2046	9,218,992
2,960,000	Reliance Industries Ltd.	5.88%	†	02/05/2018	2,989,304
3,450,000	Rio Oil Finance Trust	6.25%		07/06/2024	3,153,366
600,000	Rio Oil Finance Trust	6.25%	^	07/06/2024	548,411
3,550,000	SACI Falabella	4.38%		01/27/2025	3,673,260
3,160,000	Seven Generations Energy Ltd.	8.25%	^	05/15/2020	3,239,000
1,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	1,047,800
1,500,000	Southern Copper Corporation	7.50%		07/27/2035	1,725,810
8,000,000	Southern Copper Corporation	6.75%		04/16/2040	8,608,800
3,800,000	Southern Copper Corporation	5.25%		11/08/2042	3,410,880
6,700,000	SUAM Finance B.V.	4.88%	^	04/17/2024	6,951,250
1,300,000	SUAM Finance B.V.	4.88%		04/17/2024	1,348,750
3,000,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	2,954,367
8,000,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	8,220,000
5,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	5,046,125
4,000,000	Tencent Holdings Ltd.	3.80%	^	02/11/2025	4,095,996
4,442,000	Teva Pharmaceutical Finance Company B.V.	2.95%		12/18/2022	4,440,605
3,122,000	TransCanada PipeLines Ltd.	4.63%		03/01/2034	3,371,345
4,200,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	4,488,750

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$1,625,000	Unifin Financiera S.A.P.I. de C.V.	6.25%		07/22/2019	1,517,913
1,400,000	Unifin Financiera S.A.P.I. de C.V.	6.25%	^	07/22/2019	1,307,740
3,000,000	Union Andina de Cementos S.A.A.	5.88%	^	10/30/2021	3,040,500
6,000,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	6,227,160
2,000,000	Vale Overseas Ltd.	4.63%		09/15/2020	2,004,000
2,500,000	Vedanta Resources PLC	8.25%		06/07/2021	2,279,688
2,200,000	Vedanta Resources PLC	7.13%	^	05/31/2023	1,826,000
1,800,000	Vedanta Resources PLC	7.13%		05/31/2023	1,494,000
5,000,000	Volcan Cia Minera S.A.A.	5.38%		02/02/2022	4,765,000
8,000,000	VTR Finance B.V.	6.88%		01/15/2024	8,320,000

	Total Foreign Corporate Bonds (Cost $547,019,399)				535,388,005

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.6%
6,658,000	Corporacion Andina de Fomento	3.75%		01/15/2016	6,825,722
1,000,000	Costa Rica Government International Bond	7.00%	^	04/04/2044	1,020,000
3,500,000	Costa Rica Government International Bond	7.16%	^	03/12/2045	3,622,500
6,300,000	Panama Government International Bond	3.75%		03/16/2025	6,489,000
6,330,000	United Mexican States	4.00%		10/02/2023	6,717,712

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $23,963,533)				24,674,934

MUNICIPAL BONDS 3.9%
6,100,000	City of Dallas, TX	5.00%		02/15/2027	7,385,758
8,700,000	County of Montgomery, MD	5.00%		11/01/2026	10,868,214
5,100,000	East Bay Municipal Utility District Water System Revenue	5.00%		06/01/2031	6,222,306
12,900,000	Gwinnett County School District	5.00%		02/01/2031	15,803,790
7,100,000	New York Dormitory Authority	5.00%		02/15/2032	8,364,510
5,000,000	State of Arkansas	5.00%		04/01/2025	6,275,500
8,600,000	State of California	5.00%		05/01/2031	10,090,896
6,900,000	State of Louisiana	5.00%		12/01/2027	8,371,080
10,700,000	State of Nevada	5.00%		11/01/2026	13,218,352
10,500,000	State of Oregon Department of Transporation	5.00%		11/15/2029	12,681,375
13,700,000	State of Texas	5.00%		04/01/2027	16,625,498
9,600,000	State of Washington	5.00%		07/01/2027	11,699,424
12,100,000	University of Texas	5.00%		08/15/2027	14,804,229
9,500,000	Utah Transit Authority	5.00%		06/15/2031	11,464,695
3,100,000	Virginia Resources Authority	5.00%		11/01/2028	3,780,016

	Total Municipal Bonds (Cost $156,863,545)				157,655,643

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 5.0%

	BAMLL Commercial Mortgage Securities Trust,
2,000,000	Series 2014-IP-E	2.72%	#^	06/15/2028	2,001,385

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Bear Stearns Commercial Mortgage Securities, Inc.,
$358,412	Series 2005-T18-AJ	5.01%	#	02/13/2042	358,435

	Bear Stearns Commercial Mortgage Securities, Inc.,
3,775,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	3,906,865

	CD Commercial Mortgage Trust,
3,735,300	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	3,911,688

	Citigroup Commercial Mortgage Trust,
11,584,225	Series 2012-GC8-XA	2.36%	#^ I/O	09/10/2045	1,129,004

	Citigroup Commercial Mortgage Trust,
4,234,500	Series 2015-GC27-D	4.43%	#^	02/10/2048	3,911,410

	COBALT Commercial Mortgage Trust,
2,602,680	Series 2007-C2-AJFX	5.57%	#	04/15/2047	2,666,275

	Commercial Mortgage Pass-Through Certificates,
4,686,053	Series 2002-LC4-XA	2.59%	#^ I/O	12/10/2044	525,923
2,008,549	Series 2010-C1-XPA	2.20%	#^ I/O	07/10/2046	50,323
29,067,631	Series 2012-CR3-XA	2.17%	# I/O	10/15/2045	3,147,719
2,370,000	Series 2014-CR15-D	4.92%	#^	02/10/2047	2,392,737
3,500,000	Series 2014-CR20-C	4.66%	#	11/10/2047	3,699,136
3,783,000	Series 2015-LC19-B	3.83%	#	02/10/2048	3,951,268

	Credit Suisse First Boston Mortgage Securities Corporation,
604,648	Series 1998-C2-F	6.75%	#^	11/15/2030	623,667
40,658	Series 2001-CF2-G	6.93%	^	02/15/2034	40,663

	Credit Suisse Mortgage Capital Certificates,
1,875,000	Series 2006-C4-AM	5.51%		09/15/2039	1,977,023
2,500,000	Series 2007-C4-A1AM	5.90%	#	09/15/2039	2,709,747
3,800,000	Series 2009-RR2-IQB	5.69%	#^	04/16/2049	4,012,165

	DBRR Trust,
1,000,000	Series 2011-C32-A3B	5.71%	#^	06/17/2049	1,059,517

	DBUBS Mortgage Trust,
5,316,663	Series 2011-LC2A-XA	1.56%	#^ I/O	07/10/2044	236,918

	Extended Stay America Trust,
1,000,000	Series 2013-ESFL-DFL	3.32%	#^	12/05/2031	1,001,258

	GE Capital Commercial Mortgage Corporation,
449,329	Series 2005-C2-B	5.11%	#	05/10/2043	449,200

	Greenwich Capital Commercial Funding Corporation,
3,707,800	Series 2007-GG11-AJ	6.25%	#	12/10/2049	3,936,868
3,500,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	3,793,141
3,681,100	Series 2007-GG9-AMFX	5.48%		03/10/2039	3,894,893

	GS Mortgage Securities Corporation,
2,600,000	Series 2006-GG6-AJ	5.71%	#	04/10/2038	2,659,337
13,017,009	Series 2006-GG6-XC	0.13%	#^ I/O	04/10/2038	5,324
3,811,500	Series 2006-GG8-AJ	5.62%		11/10/2039	3,902,585
4,714,213	Series 2011-GC5-XA	1.83%	#^ I/O	08/10/2044	260,265
5,698,887	Series 2012-GC6-XA	2.30%	#^ I/O	01/10/2045	588,353
3,741,000	Series 2014-GC26-C	4.66%	#	11/10/2047	3,941,501

	JP Morgan Chase Commercial Mortgage Securities Corporation,
34,865,130	Series 2006-LDP8-X	0.72%	# I/O	05/15/2045	207,413
2,500,000	Series 2006-LDP9-AM	5.37%		05/15/2047	2,602,266
1,000,000	Series 2007-CB18-AMFX	5.40%		06/12/2047	1,065,360
3,684,600	Series 2007-CIBC19-AM	5.89%	#	02/12/2049	3,901,253
3,705,300	Series 2007-CIBC20	6.28%	#	02/12/2051	3,906,716
3,750,000	Series 2007-LD12-AM	6.21%	#	02/15/2051	4,079,816
12,050,000	Series 2009-IWST-XB	0.54%	#^ I/O	12/05/2027	205,880
1,000,000	Series 2009-RR2-GEB	5.54%	^	12/13/2049	1,059,340
11,292,986	Series 2011-C4-XA	1.47%	#^ I/O	07/15/2046	459,805
32,956,073	Series 2012-C8-XA	2.12%	# I/O	10/15/2045	3,255,994
7,207,692	Series 2012-CBX-XA	1.75%	# I/O	06/15/2045	545,330
1,250,000	Series 2015-CSMO-C	2.43%	#^	01/15/2032	1,251,957

	JPMBB Commercial Mortgage Securities Trust,
59,281,647	Series 2014-C18-XA	1.15%	# I/O	02/15/2047	3,848,565
3,000,000	Series 2014-C21-C	4.66%	#	08/15/2047	3,224,361
2,766,125	Series 2014-C23-C	4.46%	#	09/15/2047	2,927,163
3,766,500	Series 2014-C25-C	4.45%	#	11/15/2047	3,981,384
58,882,024	Series 2014-C25-XA	1.02%	# I/O	11/15/2047	4,096,364
51,053,539	Series 2014-C26-XA	1.19%	# I/O	01/15/2048	3,859,214
34,969,466	Series 2015-C27-XA	1.40%	# I/O	02/15/2048	3,170,157
4,474,600	Series 2015-C27-D	3.85%	#^	02/15/2048	3,964,390

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	37

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LB Commercial Mortgage Trust,
$3,000,000	Series 2007-C3-AMFL	5.90%	#^	07/15/2044	3,272,546

	LB-UBS Commercial Mortgage Trust,
9,277,450	Series 2006-C7-XCL	0.63%	#^ I/O	11/15/2038	83,979
7,482,128	Series 2006-C7-XW	0.63%	#^ I/O	11/15/2038	67,728
2,100,000	Series 2007-C1-AJ	5.48%		02/15/2040	2,193,989

	Merrill Lynch Mortgage Trust,
3,050,000	Series 2006-C1-AJ	5.87%	#	05/12/2039	3,091,347
1,600,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	1,626,275

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
3,728,700	Series 2007-5-AM	5.42%		08/12/2048	3,943,175

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,886,381	Series 2012-C5-XA	1.87%	#^ I/O	08/15/2045	228,837
2,975,000	Series 2014-C14-D	4.83%	#^	02/15/2047	3,008,499
3,000,000	Series 2014-C18-C	4.49%		10/15/2047	3,141,269
4,000,000	Series 2014-C19-C	4.00%		12/15/2047	3,993,658
4,735,900	Series 2015-C20-D	3.07%	^	02/15/2048	3,976,636
39,806,082	Series 2015-C20-XA	1.43%	# I/O	02/15/2048	3,921,038

	Morgan Stanley Capital, Inc.,
3,813,300	Series 2006-HQ8-AJ	5.68%	#	03/12/2044	3,902,188
3,462,000	Series 2007-1Q16-AMA	6.28%	#	12/12/2049	3,770,622
16,585	Series 2007-HQ12-A2FL	0.43%	#	04/12/2049	16,580
3,818,800	Series 2007-IQ13-AJ	5.44%		03/15/2044	3,888,648
3,700,000	Series 2007-IQ13-AM	5.41%		03/15/2044	3,945,680
1,400,000	Series 2007-IQ16-AM	6.29%	#	12/12/2049	1,539,021
28,611,354	Series 2011-C1-XA	0.90%	#^ I/O	09/15/2047	399,944
4,000,000	Series 2014-CPT-G	3.56%	#^	07/13/2029	3,843,518
4,000,000	Series 2014-MP-D	3.69%	#^	08/11/2029	4,131,958

	TIAA Seasoned Commercial Mortgage Trust,
1,000,000	Series 2007-C4-AJ	5.53%	#	08/15/2039	1,012,717

	UBS-Barclays Commercial Mortgage Trust,
14,348,193	Series 2012-C3-XA	2.28%	#^ I/O	08/10/2049	1,539,741

	Wachovia Bank Commercial Mortgage Trust,
2,500,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	2,568,448
16,122,492	Series 2006-C29-IO	0.37%	# I/O	11/15/2048	104,006
1,900,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	1,947,523
3,500,000	Series 2007-C33-AM	5.96%	#	02/15/2051	3,796,692
2,500,000	Series 2007-C33-B	5.96%	#	02/15/2051	2,559,941

	WF-RBS Commercial Mortgage Trust,
19,057,781	Series 2012-C9-XA	2.20%	#^ I/O	11/15/2045	2,070,085
56,730,743	Series 2014-C22-XA	0.97%	# I/O	09/15/2057	3,701,029
59,556,929	Series 2014-C24-XA	0.99%	# I/O	11/15/2047	4,087,392

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $200,635,017)				199,732,030

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 9.0%

	Adjustable Rate Mortgage Trust,
95,954	Series 2007-3-1A1	3.70%	#^	11/25/2037	80,341

	American General Mortgage Loan Trust,
4,000,000	Series 2010-1-A3	5.65%	#^	03/25/2058	4,092,598

	Banc of America Funding Corporation,
2,266,894	Series 2005-G-A3	4.72%	#	10/20/2035	2,177,221
1,423,967	Series 2006-2-6A2	5.50%		03/25/2036	1,448,479
867,191	Series 2006-6-1A2	6.25%		08/25/2036	859,497

	BCAP LLC Trust,
1,284,068	Series 2009-RR13-6A5	6.00%	#^	04/26/2037	1,324,290

	Bear Stearns Asset Backed Securities Trust,
307,610	Series 2007-SD1-1A3A	6.50%		10/25/2036	256,060

	Chase Mortgage Finance Trust,
6,268,048	Series 2007-A2-6A4	2.48%	#	07/25/2037	5,558,693
2,103,957	Series 2007-S3-2A1	5.50%		05/25/2037	1,993,104

	Citicorp Mortgage Securities, Inc.,
180,693	Series 2005-1-1A4	5.50%		02/25/2035	185,022

	Citicorp Residential Mortgage Securities, Inc.,
1,800,000	Series 2006-2-A5	6.04%	#	09/25/2036	1,822,730

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Mortgage Loan Trust, Inc.,
$372,190	Series 2006-WF2-A2C	5.61%	#	05/25/2036	243,662
4,928,000	Series 2008-AR4-2A1B	2.75%	#^	11/25/2038	4,432,961
2,734,586	Series 2010-8-5A4	7.58%	#^	11/25/2036	2,419,573
13,943,354	Series 2010-8-6A4	7.37%	#^	12/25/2036	11,993,922
1,631,444	Series 2011-12-3A1	2.55%	#^	09/25/2047	1,629,861

	CitiMortgage Alternative Loan Trust,
271,903	Series 2006-A2-A2	6.00%		05/25/2036	239,904
149,852	Series 2006-A5-3A3	6.00%		10/25/2036	124,373
269,989	Series 2007-A1-1A7	6.00%		01/25/2037	232,435

	Countrywide Alternative Loan Trust,
3,066,273	Series 2004-22CB-1A1	6.00%		10/25/2034	3,273,802
344,657	Series 2005-20CB-1A1	5.50%		07/25/2035	326,919
395,773	Series 2005-28CB-3A6	6.00%		08/25/2035	319,721
1,961,789	Series 2005-46CB-A22	5.25%		10/25/2035	1,884,919
339,489	Series 2005-J10-1A13	0.87%	#	10/25/2035	277,922
635,349	Series 2006-26CB-A9	6.50%		09/25/2036	561,735
14,619,981	Series 2006-42-1A8	6.00%		01/25/2047	13,001,228
2,273,605	Series 2007-12T1-A1	6.00%		06/25/2037	1,945,096
2,468,488	Series 2007-16CB-2A1	0.62%	#	08/25/2037	1,577,265
714,813	Series 2007-16CB-2A2	53.14%	# I/F	08/25/2037	1,782,333
182,708	Series 2007-17CB-1A10	29.10%	# I/F	08/25/2037	287,110
948,846	Series 2007-18CB-2A17	6.00%		08/25/2037	864,106
3,928,565	Series 2007-23CB-A3	0.67%	#	09/25/2037	2,613,419
3,859,147	Series 2007-23CB-A4	6.33%	# I/F I/O	09/25/2037	1,113,518
799,209	Series 2007-4CB-2A1	7.00%		03/25/2037	226,510

	Countrywide Asset-Backed Certificates,
165,638	Series 2005-13-AF3	5.02%	#	04/25/2036	150,194

	Countrywide Home Loans,
164,554	Series 2002-32-2A6	5.00%		01/25/2018	167,158
797,360	Series 2005-28-A7	5.25%		01/25/2019	742,355
1,417,993	Series 2007-10-A5	6.00%		07/25/2037	1,341,264
620,981	Series 2007-15-1A16	6.25%		09/25/2037	609,353
1,703,156	Series 2007-3-A17	6.00%		04/25/2037	1,602,396

	Credit Suisse First Boston Mortgage Securities Corporation,
179,164	Series 2005-10-5A5	5.50%		11/25/2035	163,123
2,732,830	Series 2005-8-1A3	5.25%		09/25/2035	2,662,682

	Credit Suisse Mortgage Capital Certificates,
6,413,866	Series 2006-4-6A1	6.00%		05/25/2036	5,683,891
261,734	Series 2006-4-7A1	5.50%		05/25/2021	250,164
191,583	Series 2007-1-3A1	6.00%		02/25/2022	157,876
89,522	Series 2007-2-2A1	5.00%		03/25/2037	88,795
9,136,854	Series 2010-4R-3A17	6.13%	#^	06/26/2037	8,535,424
13,238,367	Series 2013-IVR1-A1	2.50%	#^	03/25/2043	12,826,389

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
19,681,925	Series 2005-6-2A1	5.50%		12/25/2035	16,493,925

	Deutsche Mortgage Securities, Inc.,
2,333,470	Series 2006-PR1-3A1	11.88%	#^ I/F	04/15/2036	2,741,141
248,538	Series 2006-PR1-4AI2	14.27%	#^ I/F	04/15/2036	306,205
1,704,534	Series 2006-PR1-5AI4	11.88%	#^ I/F	04/15/2036	2,018,680

	First Horizon Alternative Mortgage Securities,
659,250	Series 2006-FA2-1A5	6.00%		05/25/2036	567,839
5,911,648	Series 2006-FA8-1A1	6.25%		02/25/2037	5,086,016
170,361	Series 2006-RE1-A1	5.50%		05/25/2035	159,111

	GSAA Home Equity Trust,
633,475	Series 2005-7-AF5	4.61%	#	05/25/2035	664,509
2,502,282	Series 2007-10-A1A	6.00%		11/25/2037	2,227,557
1,890,809	Series 2007-10-A2A	6.50%		11/25/2037	1,517,735

	GSR Mortgage Loan Trust,
106,728	Series 2006-2F-5A1	4.50%		01/25/2021	101,894
8,641,739	Series 2006-3F-4A1	6.00%		03/25/2036	7,974,527
1,384,499	Series 2007-1F-2A2	5.50%		01/25/2037	1,331,733

	HSI Asset Loan Obligation Trust,
82,004	Series 2006-2-2A1	5.50%		12/25/2021	80,298

	Impac Secured Assets Trust,
38,421,248	Series 2006-5-1A1C	0.44%	#	02/25/2037	29,899,108

	JP Morgan Alternative Loan Trust,
455,539	Series 2006-S2-A4	6.19%	#	05/25/2036	333,959

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Alternative Loan Trust, (Cont.)
$9,901,160	Series 2006-S3-A4	6.31%	#	08/25/2036	8,001,266
1,688,119	Series 2006-S3-A6	6.12%	#	08/25/2036	1,601,478
2,354,816	Series 2006-S4-A6	5.71%	#	12/25/2036	2,175,876

	JP Morgan Mortgage Trust,
480,325	Series 2007-S3-1A7	6.00%		08/25/2037	436,763

	JP Morgan Resecuritization Trust,
2,859,003	Series 2011-2-2A3	3.50%	#^	07/26/2036	2,879,289

	Lehman Mortgage Trust,
3,188,909	Series 2005-1-2A4	5.50%		11/25/2035	3,007,429
1,024,090	Series 2006-3-1A5	6.00%		07/25/2036	836,090
73,118	Series 2006-9-1A19	29.88%	# I/F	01/25/2037	112,850
1,261,832	Series 2007-10-2A1	6.50%		01/25/2038	1,103,269
274,399	Series 2007-2-1A1	5.75%		02/25/2037	219,348

	MASTR Alternative Loans Trust,
167,307	Series 2005-2-3A1	6.00%		03/25/2035	167,610
74,802	Series 2007-1-2A7	6.00%		10/25/2036	59,050

	MASTR Asset Securitization Trust,
268,138	Series 2003-2-30B2	5.75%		04/25/2033	265,702
4,459,634	Series 2006-2-1A11	6.00%	#	06/25/2036	4,270,396

	Morgan Stanley Mortgage Loan Trust,
398,218	Series 2004-1-1A1	5.00%		11/25/2018	407,303
2,175,909	Series 2005-7-7A4	5.50%		11/25/2035	2,218,299
5,425,686	Series 2006-7-3A	5.34%	#	06/25/2036	4,619,418

	Morgan Stanley Re-Remic Trust,
3,535,728	Series 2010-R6-5C	5.75%	#^	05/26/2037	3,239,747

	Nomura Asset Acceptance Corporation,
275,148	Series 2006-AP1-A2	5.52%	#	01/25/2036	169,769

	Nomura Home Equity Loan, Inc.,
702,283	Series 2006-AF1-A2	5.80%	#	10/25/2036	380,746
1,266,479	Series 2007-1-1A1	6.06%	#	02/25/2037	750,019

	Option One Mortgage Loan Trust,
85,172	Series 2004-3-M3	1.15%	#	11/25/2034	77,267

	PHH Alternative Mortgage Trust,
1,350,069	Series 2007-2-4A1	6.00%		05/25/2022	1,262,289

	PR Mortgage Loan Trust,
14,205,528	Series 2014-1-APT	5.93%	#^	10/25/2049	14,510,947

	Residential Accredit Loans, Inc.,
438,438	Series 2004-QS15-A1	5.25%		11/25/2034	457,508
677,965	Series 2005-QS14-3A3	6.00%		09/25/2035	626,232
155,004	Series 2005-QS1-A5	5.50%		01/25/2035	157,014
725,711	Series 2006-QS10-A4	5.75%		08/25/2036	606,597
7,918,948	Series 2006-QS10-A9	6.50%		08/25/2036	6,912,513
7,996,022	Series 2006-QS4-A10	6.00%		04/25/2036	6,688,160
1,661,450	Series 2006-QS6-1A15	6.00%		06/25/2036	1,397,022
452,584	Series 2006-QS6-2A1	6.00%		06/25/2021	445,249
2,396,880	Series 2007-QS3-A4	6.25%		02/25/2037	1,954,351
8,332,592	Series 2007-QS9-A33	6.50%		07/25/2037	7,299,909

	Residential Asset Mortgage Products, Inc.,
550,000	Series 2005-RS1-AI5	5.41%	#	01/25/2035	553,372

	Residential Asset Securitization Trust,
317,192	Series 2005-A10-A3	5.50%		09/25/2035	288,131
402,437	Series 2005-A11-2A4	6.00%		10/25/2035	314,554
102,261	Series 2005-A7-A3	5.50%		06/25/2035	92,831
2,111,560	Series 2006-A6-1A1	6.50%		07/25/2036	1,321,665
211,437	Series 2006-R1-A1	27.71%	# I/F	01/25/2046	397,009

	Residential Funding Mortgage Securities Trust,
218,337	Series 2006-S10-1A2	6.00%		10/25/2036	194,208
1,125,904	Series 2006-S11-A3	6.00%		11/25/2036	1,060,591
2,069,206	Series 2007-S2-A4	6.00%		02/25/2037	1,869,847
1,452,808	Series 2007-S3-1A4	6.00%		03/25/2037	1,328,597

	Securitized Mortgage Asset Loan Trust,
52,926,040	Series 2015-1-PC	2.19%	#^¥	02/25/2054	37,790,690

	Structured Asset Securities Corporation,
1,768,741	Series 2003-35-1A1	5.21%	#	12/25/2033	1,845,052
2,407,416	Series 2005-14-1A1	0.47%	#	07/25/2035	2,138,176

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Structured Asset Securities Corporation, (Cont.)
$2,258,633	Series 2005-16-1A3	5.50%		09/25/2035	2,319,731
2,096,077	Series 2005-RF1-A	0.52%	#^	03/25/2035	1,775,300
2,096,077	Series 2005-RF1-AIO	5.14%	#^ I/O	03/25/2035	292,590

	Washington Mutual Mortgage Pass-Through Certificates,
201,662	Series 2005-1-2A	6.00%		03/25/2035	192,604
2,049,304	Series 2006-1-3A1	5.75%		02/25/2036	1,881,435
3,776,183	Series 2006-2-4CB	6.00%		03/25/2036	3,339,256
5,881,757	Series 2006-8-A6	4.82%	#	10/25/2036	4,279,373
5,008,954	Series 2006-AR19-2A	1.94%	#	01/25/2047	4,543,056
3,557,233	Series 2007-3-A6	6.00%		04/25/2037	3,058,566
226,659	Series 2007-5-A11	38.44%	# I/F	06/25/2037	441,993
12,362,410	Series 2007-5-A3	7.00%		06/25/2037	7,667,760

	Wells Fargo Alternative Loan Trust,
2,546,957	Series 2007-PA5-1A1	6.25%		11/25/2037	2,481,868

	Wells Fargo Mortgage Backed Securities Trust,
2,704,671	Series 2005-17-1A1	5.50%		01/25/2036	2,761,894
139,884	Series 2005-AR14-A6	5.37%	#	08/25/2035	135,143
222,483	Series 2005-AR16-6A4	2.61%	#	10/25/2035	214,457
950,021	Series 2006-2-3A1	5.75%		03/25/2036	980,080
2,316,016	Series 2006-7-2A1	6.00%		06/25/2036	2,243,598
2,167,830	Series 2007-10-1A5	6.00%		07/25/2037	2,138,967
2,482,971	Series 2007-10-2A11	6.00%		07/25/2037	2,380,093
3,679,535	Series 2007-11-A96	6.00%		08/25/2037	3,641,739
4,315,527	Series 2007-14-1A1	6.00%		10/25/2037	4,392,358
1,073,724	Series 2007-4-A16	5.50%		04/25/2037	1,040,838
2,683,113	Series 2007-5-1A1	5.50%		05/25/2037	2,835,909
267,005	Series 2007-7-A1	6.00%		06/25/2037	271,060

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $353,338,069)				361,476,796

US CORPORATE BONDS 16.7%
1,970,000	21st Century Fox America, Inc.	4.75%		09/15/2044	2,217,320
4,570,000	Actavis Funding SCS	2.35%		03/12/2018	4,634,378
4,570,000	Actavis Funding SCS	4.75%		03/15/2045	4,869,632
4,503,000	Activision Blizzard, Inc.	5.63%	^	09/15/2021	4,806,952
4,500,000	Air Lease Corporation	3.75%		02/01/2022	4,579,344
5,590,000	Alere, Inc.	6.50%		06/15/2020	5,813,600
4,470,000	Ally Financial, Inc.	4.13%		03/30/2020	4,453,237
4,424,000	Altria Group, Inc.	2.85%		08/09/2022	4,405,247
4,605,000	Amazon.com, Inc.	3.80%		12/05/2024	4,849,406
4,295,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	4,627,862
2,645,000	American Express Credit Corporation	2.13%		03/18/2019	2,680,583
6,210,000	American Express Credit Corporation	2.25%		08/15/2019	6,303,889
1,555,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	1,615,256
2,245,000	Asbury Automotive Group, Inc.	6.00%		12/15/2024	2,340,412
4,730,000	Ashland, Inc.	4.75%		08/15/2022	4,824,600
4,670,000	Audatex North America, Inc.	6.00%	^	06/15/2021	4,961,875
4,775,000	Avis Budget Car Rental LLC	5.50%		04/01/2023	4,936,156
6,579,000	Bank of America Corporation	2.00%		01/11/2018	6,632,152
4,320,000	BB&T Corporation	2.45%		01/15/2020	4,397,458
4,764,000	Berkshire Hathaway Energy Company	6.50%		09/15/2037	6,471,575
6,200,000	Berry Plastics Corporation	5.50%		05/15/2022	6,378,250
4,830,000	Biomet, Inc.	6.50%		08/01/2020	5,131,875
2,782,000	Boeing Company	6.88%		03/15/2039	4,204,489
4,019,000	Boston Properties LP	4.13%		05/15/2021	4,373,584

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	39

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$4,110,000	Burlington Northern Santa Fe LLC	4.55%		09/01/2044	4,523,088
4,974,000	CCO Holdings LLC	5.25%		09/30/2022	5,104,567
1,530,000	CCOH Safari LLC	5.50%		12/01/2022	1,568,250
6,240,000	CDW LLC	6.00%		08/15/2022	6,721,728
2,315,000	Cequel Communications LLC	6.38%	^	09/15/2020	2,451,006
4,360,000	Chevron Corporation	1.37%		03/02/2018	4,382,445
1,345,000	Cinemark USA, Inc.	7.38%		06/15/2021	1,449,237
6,730,000	Citigroup, Inc.	1.75%		05/01/2018	6,722,139
4,395,000	Coca-Cola Company	1.80%		09/01/2016	4,471,222
4,255,000	Comcast Corporation	4.20%		08/15/2034	4,619,347
4,833,000	CommScope, Inc.	5.00%	^	06/15/2021	4,851,124
3,275,000	ConocoPhillips Company	6.50%		02/01/2039	4,433,571
5,440,000	Covidien International Finance S.A.	2.95%		06/15/2023	5,533,013
2,575,000	Dana Holding Corporation	5.50%		12/15/2024	2,665,125
3,675,000	Delphi Corporation	4.15%		03/15/2024	3,913,941
3,619,000	Devon Energy Corporation	6.30%		01/15/2019	4,150,931
4,595,000	DIRECTV Holdings LLC	3.95%		01/15/2025	4,743,708
4,700,000	Dow Chemical Company	3.00%		11/15/2022	4,748,321
4,445,000	Duke Energy Progress, Inc.	4.15%		12/01/2044	4,868,729
4,130,000	Ecolab, Inc.	3.00%		12/08/2016	4,259,492
2,625,000	Energy Gulf Coast, Inc.	9.25%		12/15/2017	1,785,000
1,987,000	Energy Gulf Coast, Inc.	11.00%	^	03/15/2020	1,895,101
990,000	Energy Gulf Coast, Inc.	7.50%		12/15/2021	361,350
1,715,000	Energy Partners Ltd.	8.25%		02/15/2018	1,277,675
3,970,000	ERP Operating LP	4.50%		07/01/2044	4,290,907
1,245,000	Family Tree Escrow LLC	5.75%	^	03/01/2023	1,313,475
4,375,000	Fedex Corporation	4.10%		02/01/2045	4,387,692
6,295,000	Ford Motor Company	7.45%		07/16/2031	8,714,326
3,105,000	Frontier Communications Corporation	8.50%		04/15/2020	3,500,887
6,105,000	Gannett Company, Inc.	4.88%	^	09/15/2021	6,242,363
6,725,000	Gates Global LLC	6.00%	^	07/15/2022	6,380,344
8,660,000	General Electric Capital Corporation	2.90%		01/09/2017	8,977,121
5,255,000	General Motors Financial Company, Inc.	3.00%		09/25/2017	5,358,366
8,790,000	Georgia-Pacific LLC	3.60%	^	03/01/2025	9,029,070
3,370,000	Glencore Funding LLC	3.13%	^	04/29/2019	3,453,576
4,070,000	Goldman Sachs Group, Inc.	2.60%		04/23/2020	4,118,071
5,980,000	Goodyear Tire & Rubber Company	7.00%		05/15/2022	6,607,900
4,500,000	Gray Television, Inc.	7.50%		10/01/2020	4,758,750
4,236,000	HCA, Inc.	4.25%		10/15/2019	4,357,785
1,980,000	HCA, Inc.	5.38%		02/01/2025	2,082,713
6,010,000	HD Supply, Inc.	7.50%		07/15/2020	6,460,750
5,290,000	Hexion Finance Corporation	6.63%		04/15/2020	4,866,800
6,395,000	Icahn Enterprises LP	4.88%		03/15/2019	6,530,894
2,357,000	Illinois Tool Works, Inc.	3.38%		09/15/2021	2,508,708
900,000	Illinois Tool Works, Inc.	3.50%		03/01/2024	955,645
4,060,000	Infor, Inc.	6.50%	^	05/15/2022	4,171,650
9,175,000	International Business Machines Corporation	1.13%		02/06/2018	9,161,164
8,910,000	JP Morgan Chase & Company	1.70%		03/01/2018	8,948,170
2,276,000	Kellogg Company	7.45%		04/01/2031	3,078,718
3,640,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	4,326,901
2,385,000	Kindred Escrow Corporation	8.00%	^	01/15/2020	2,571,328
6,271,000	Kroger Company	3.40%		04/15/2022	6,488,434
2,095,000	Laboratory Corporation	2.50%		11/01/2018	2,141,107
4,340,000	Laboratory Corporation	4.70%		02/01/2045	4,485,611
6,281,000	Level 3 Communications, Inc.	5.75%		12/01/2022	6,463,149
310,000	Level 3 Financing, Inc.	5.38%		08/15/2022	320,559

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$5,294,000	Liberty Mutual Group, Inc.	6.50%	^	05/01/2042	6,834,485
5,220,000	Lifepoint Hospitals, Inc.	5.50%		12/01/2021	5,494,050
5,820,000	Louisiana-Pacific Corporation	7.50%		06/01/2020	6,241,950
1,920,000	Manitowoc Company, Inc.	8.50%		11/01/2020	2,064,000
625,000	Masonite International Corporation	5.63%	^	03/15/2023	643,750
3,880,000	Mattel, Inc.	2.50%		11/01/2016	3,945,262
5,510,000	Memorial Production Partners LP	6.88%	^	08/01/2022	4,903,900
8,711,000	MetLife, Inc.	4.13%		08/13/2042	9,079,510
6,125,000	MGM Resorts International	6.63%		12/15/2021	6,572,891
4,855,000	Milacron LLC	7.75%	^	02/15/2021	5,049,200
4,570,000	Morgan Stanley	2.65%		01/27/2020	4,647,192
4,225,000	Morgan Stanley	3.75%		02/25/2023	4,435,587
3,574,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	3,575,869
4,402,000	Mylan, Inc.	2.60%		06/24/2018	4,497,766
5,410,000	National Rural Utilities Cooperative Finance Corporation	10.38%		11/01/2018	7,014,833
3,905,000	National Rural Utilities Cooperative Finance Corporation	2.00%		01/27/2020	3,902,993
1,045,000	NCL Corporation Ltd.	5.00%		02/15/2018	1,071,125
5,111,000	NCL Corporation Ltd.	5.25%	^	11/15/2019	5,264,330
8,612,000	Oracle Corporation	2.38%		01/15/2019	8,834,155
1,934,000	Phillips 66	5.88%		05/01/2042	2,312,575
1,970,000	Pilgrim’s Pride Corporation	5.75%	^	03/15/2025	2,019,250
6,450,000	Plastipak Holdings, Inc.	6.50%	^	10/01/2021	6,595,125
1,765,000	Platform Specialty Products Corporation	6.50%	^	02/01/2022	1,853,250
330,000	PNC Funding Corporation	4.38%		08/11/2020	367,778
3,880,000	PNC Funding Corporation	3.30%		03/08/2022	4,092,931
3,865,000	Post Holdings, Inc.	7.38%		02/15/2022	4,009,938
2,325,000	Regal Entertainment Group	5.75%		03/15/2022	2,386,031
5,494,000	Revlon Consumer Products Corporation	5.75%		02/15/2021	5,700,025
4,950,000	Reynolds Group Issuer LLC	8.25%		02/15/2021	5,321,250
1,850,000	Rite Aid Corporation	6.13%	^	04/01/2023	1,905,500
4,599,000	Sally Holdings LLC	5.75%		06/01/2022	4,915,181
1,955,000	Sanchez Energy Corporation	6.13%		01/15/2023	1,766,831
5,700,000	SBA Communications Corporation	5.63%		10/01/2019	6,039,150
280,000	SBA Telecommunications, Inc.	5.75%		07/15/2020	295,750
4,850,000	Scientific Games International, Inc.	7.00%	^	01/01/2022	4,983,375
4,925,000	Select Medical Corporation	6.38%		06/01/2021	4,897,297
4,617,000	Service Corporation International	5.38%		01/15/2022	4,847,850
6,435,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	6,426,956
2,630,000	Simon Property Group LP	5.65%		02/01/2020	3,047,612
1,550,000	Simon Property Group LP	4.13%		12/01/2021	1,699,569
2,019,000	Southern Company	1.95%		09/01/2016	2,050,771
1,750,000	Southern Company	2.45%		09/01/2018	1,804,990
3,078,000	Southern Power Company	4.88%		07/15/2015	3,115,475
3,670,000	Southern Star Central Corporation	5.13%	^	07/15/2022	3,789,275
3,102,000	Southwest Airlines Company	5.13%		03/01/2017	3,317,794
3,915,000	Spectrum Brands, Inc.	6.75%		03/15/2020	4,140,113
3,266,000	Station Casinos LLC	7.50%		03/01/2021	3,494,620
4,590,000	Steel Dynamics, Inc.	5.13%	^	10/01/2021	4,641,638

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$4,285,000	Synchrony Financial	3.00%		08/15/2019	4,380,641
4,401,000	Terex Corporation	6.00%		05/15/2021	4,533,030
6,232,000	Tesoro Logistics LP	6.25%	^	10/15/2022	6,481,280
6,390,000	Thermo Fisher Scientific, Inc.	3.30%		02/15/2022	6,562,127
4,445,000	TIAA Asset Management Finance Company LLC	2.95%	^	11/01/2019	4,560,499
6,405,000	Transdigm, Inc.	6.00%		07/15/2022	6,429,019
4,123,000	Triangle USA Petroleum Corporation	6.75%	^	07/15/2022	3,349,938
8,515,000	Tyson Foods, Inc.	3.95%		08/15/2024	9,013,204
5,320,000	Ultra Petroleum Corporation	5.75%	^	12/15/2018	4,827,900
5,785,000	United Rentals North America, Inc.	7.63%		04/15/2022	6,357,715
8,530,000	Verizon Communications, Inc.	4.40%		11/01/2034	8,718,462
5,915,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	6,610,013
8,120,000	Walgreens Boots Alliance, Inc.	4.80%		11/18/2044	8,800,716
3,290,000	Waste Management, Inc.	3.13%		03/01/2025	3,328,595
3,290,000	Waste Management, Inc.	4.10%		03/01/2045	3,376,626
4,165,000	WCI Communities, Inc.	6.88%		08/15/2021	4,289,950
4,621,000	WellPoint, Inc.	2.30%		07/15/2018	4,691,276
2,945,000	Wells Fargo & Company	4.60%		04/01/2021	3,310,068
5,105,000	Wells Fargo & Company	3.50%		03/08/2022	5,424,297
4,425,000	Xerox Corporation	2.95%		03/15/2017	4,558,321
4,405,000	Zimmer Holdings, Inc.	1.45%		04/01/2017	4,416,867

	Total US Corporate Bonds (Cost $655,892,268)				668,993,468

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 19.1%

	Federal Home Loan Mortgage Corporation,
1,694,899	Pool G01840	5.00%		07/01/2035	1,887,840
1,007,933	Pool G04817	5.00%		09/01/2038	1,116,466
22,943,353	Pool G08537	3.00%		07/01/2043	23,458,618
58,543,870	Pool G08622	3.00%		01/01/2045	59,812,876
4,798,612	Pool N70081	5.50%		07/01/2038	5,461,225
6,395,315	Pool T60854	3.50%		09/01/2042	6,612,031
914,243	Pool U60299	4.00%		11/01/2040	996,738
124,116	Series 2692-SC	12.94%	# I/F	07/15/2033	146,421
4,647,563	Series 2722-PS	9.70%	# I/F	12/15/2033	5,307,422
245,767	Series 2750-ZT	5.00%		02/15/2034	273,655
452,658	Series 3002-SN	6.33%	# I/F I/O	07/15/2035	83,649
198,975	Series 3045-DI	6.56%	# I/F I/O	10/15/2035	38,318
778,748	Series 3116-Z	5.50%		02/15/2036	878,666
85,855	Series 3117-ZN	4.50%		02/15/2036	92,444
1,038,079	Series 3203-ZC	5.00%		07/15/2036	1,154,043
277,218	Series 3275-SC	5.91%	# I/F I/O	02/15/2037	38,160
2,151,673	Series 3382-SB	5.83%	# I/F I/O	11/15/2037	254,111
1,775,863	Series 3384-S	6.22%	# I/F I/O	11/15/2037	216,238
2,157,338	Series 3417-SX	6.01%	# I/F I/O	02/15/2038	233,280
235,290	Series 3423-GS	5.48%	# I/F I/O	03/15/2038	24,199
235,290	Series 3423-SG	5.48%	# I/F I/O	03/15/2038	25,870
344,080	Series 3524-LB	4.79%	#	06/15/2038	351,999
931,579	Series 3562-WS	4.78%	# I/F I/O	08/15/2039	75,955
567,963	Series 3582-SA	5.83%	# I/F I/O	10/15/2049	67,344
1,030,467	Series 3606-CS	6.18%	# I/F I/O	12/15/2039	225,045
561,925	Series 3616-SG	6.18%	# I/F I/O	03/15/2032	91,196
2,886,555	Series 3626-AZ	5.50%		08/15/2036	3,187,568
963,825	Series 3666-SC	5.60%	# I/F I/O	05/15/2040	139,732
647,782	Series 3666-VZ	5.50%		08/15/2036	721,504
49,414	Series 3688-CM	4.00%		07/15/2029	49,584

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
$50,069	Series 3745-SY	9.65%	# I/F	10/15/2040	51,816
2,427,635	Series 3779-DZ	4.50%		12/15/2040	2,578,738
1,400,000	Series 3779-YA	3.50%		12/15/2030	1,522,253
294,243	Series 3780-YS	9.55%	# I/F	12/15/2040	311,792
770,138	Series 3786-SG	9.15%	# I/F	01/15/2041	813,911
16,316,682	Series 3792-SE	9.51%	# I/F	01/15/2041	16,995,171
2,362,066	Series 3795-VZ	4.00%		01/15/2041	2,510,840
100,159	Series 3798-SD	9.25%	# I/F	12/15/2040	106,330
59,906	Series 3805-KS	9.15%	# I/F	02/15/2041	61,819
1,876,738	Series 3806-CZ	5.50%		07/15/2034	2,134,949
1,156,635	Series 3808-DB	3.50%		02/15/2031	1,224,261
4,787,257	Series 3818-CZ	4.50%		03/15/2041	5,249,290
2,472,174	Series 3819-ZU	5.50%		07/15/2034	2,755,634
3,736,782	Series 3824-EY	3.50%		03/15/2031	4,045,444
251,282	Series 3828-SW	12.68%	# I/F	02/15/2041	279,424
3,914,657	Series 3863-ZA	5.50%		08/15/2034	4,341,641
3,473,057	Series 3888-ZG	4.00%		07/15/2041	3,722,122
2,599,110	Series 3910-GZ	5.00%		08/15/2041	2,961,430
19,499,039	Series 3967-ZP	4.00%		09/15/2041	21,316,847
5,601,432	Series 3972-AZ	3.50%		12/15/2041	5,632,209
22,321,478	Series 4057-ZA	4.00%		06/15/2042	24,342,654
8,177,203	Series 4096-DZ	3.50%		08/15/2042	8,487,160
26,041,730	Series 4165-ZT	3.00%		02/15/2043	25,040,113
14,156,811	Series 4291-MS	5.73%	# I/F I/O	01/15/2054	2,369,107
16,886,248	Series 4341-AZ	3.00%		05/15/2044	16,057,724
27,297,781	Series 4377-A	3.00%		06/15/2039	28,536,978
19,086,095	Series 4391-MA	3.00%		07/15/2040	19,845,463
12,140,614	Series 4413-AZ	3.50%		11/15/2044	12,404,466
17,237,379	Series 4419-TB	3.00%		02/15/2040	17,881,333
10,087,755	Series 4423-Z	3.50%		12/15/2044	10,195,367
27,376,149	Series 4427-MA	3.00%		02/15/2034	28,639,571
1,046,740	Series R003-ZA	5.50%		10/15/2035	1,180,016

	Federal National Mortgage Association,
131,354	Series 2003-117-KS	6.93%	# I/F I/O	08/25/2033	8,957
500,000	Series 2003-W17-1A7	5.75%		08/25/2033	546,288
5,000,000	Series 2005-20-QH	5.00%		03/25/2035	5,412,415
845,968	Series 2006-101-SA	6.41%	# I/F I/O	10/25/2036	176,916
395,364	Series 2006-56-SM	6.58%	# I/F I/O	07/25/2036	79,138
322,637	Series 2007-116-BI	6.08%	# I/F I/O	05/25/2037	48,480
3,503,050	Series 2007-30-FS	29.02%	# I/F	04/25/2037	5,990,416
1,362,101	Series 2007-30-OI	6.27%	# I/F I/O	04/25/2037	299,566
274,640	Series 2008-29-ZA	4.50%		04/25/2038	300,766
306,979	Series 2008-62-SC	5.83%	# I/F I/O	07/25/2038	43,389
1,989,063	Series 2009-111-EZ	5.00%		01/25/2040	2,160,091
109,482	Series 2009-111-SE	6.08%	# I/F I/O	01/25/2040	13,417
191,334	Series 2009-16-MZ	5.00%		03/25/2029	212,981
283,857	Series 2009-48-WS	5.78%	# I/F I/O	07/25/2039	33,262
1,540,145	Series 2009-62-PS	5.93%	# I/F I/O	08/25/2039	185,689
2,928,119	Series 2009-77-ZA	4.50%		10/25/2039	3,206,195
795,794	Series 2009-83-Z	4.50%		10/25/2039	844,420
326,542	Series 2010-101-ZH	4.50%		07/25/2040	359,939
55,491	Series 2010-109-BS	53.11%	# I/F	10/25/2040	227,862
1,389,494	Series 2010-112-ZA	4.00%		10/25/2040	1,456,796
590,801	Series 2010-121-SD	4.33%	# I/F I/O	10/25/2040	67,960
29,336	Series 2010-137-VS	14.48%	# I/F	12/25/2040	46,356
2,369,940	Series 2010-150-ZA	4.00%		01/25/2041	2,529,617
283,565	Series 2010-31-SA	4.83%	# I/F I/O	04/25/2040	27,680
251,695	Series 2010-34-PS	4.76%	# I/F I/O	04/25/2040	25,595
403,485	Series 2010-35-SP	6.18%	# I/F I/O	04/25/2050	79,392
191,630	Series 2010-35-SV	6.28	%# I/F I/O	04/25/2040	23,607
6,837,786	Series 2010-37-MY	4.50%		04/25/2040	7,359,062
525,278	Series 2010-59-PS	6.28%	# I/F I/O	03/25/2039	61,866
572,956	Series 2010-59-SC	4.83%	# I/F I/O	01/25/2040	56,618
3,451,297	Series 2010-60-VZ	5.00%		10/25/2039	3,681,404
381,819	Series 2010-64-EZ	5.00%		06/25/2040	425,494
1,466,151	Series 2010-7-PE	5.00%		02/25/2040	1,583,929
703,612	Series 2010-90-GS	5.83%	# I/F I/O	08/25/2040	91,274
57,791	Series 2010-99-SG	24.14%	# I/F	09/25/2040	100,172
6,937,472	Series 2011-141-PZ	4.00%		01/25/2042	7,402,994
14,831,578	Series 2011-18-UZ	4.00%		03/25/2041	15,600,424
1,533,918	Series 2011-25-KY	3.00%		04/25/2026	1,589,447
1,000,000	Series 2011-29-AL	3.50%		04/25/2031	1,082,271
3,237,763	Series 2011-59-MA	4.50%		07/25/2041	3,500,794

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	41

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
$10,453,900	Series 2011-63-ZE	4.00%		08/25/2038	10,849,612
328,994	Series 2011-88-SB	8.96%	# I/F	09/25/2041	336,455
22,717,322	Series 2013-45-LZ	3.00%		05/25/2043	22,301,777
29,170,483	Series 2013-6-ZB	3.00%		02/25/2043	26,556,589
18,688,248	Series 2014-55-MA	3.00%		10/25/2039	19,505,793
23,372,984	Series 2014-70-VZ	3.00%		11/25/2044	22,085,764
7,823,802	Series 2014-73-CZ	3.00%		11/25/2044	7,340,174
801,968	Series 400-S4	5.28%	# I/F I/O	11/25/2039	109,749

	Federal National Mortgage Association Pass-Thru,
334,655	Pool 555743	5.00%		09/01/2033	373,707
283,497	Pool 735382	5.00%		04/01/2035	316,226
2,196,656	Pool 735383	5.00%		04/01/2035	2,450,966
1,172,872	Pool 735402	5.00%		04/01/2035	1,307,929
1,695,539	Pool 735484	5.00%		05/01/2035	1,888,942
320,884	Pool 931104	5.00%		05/01/2039	357,950
1,998,107	Pool 995112	5.50%		07/01/2036	2,259,914
1,897,056	Pool 995203	5.00%		07/01/2035	2,120,108
1,578,365	Pool AB2123	4.00%		01/01/2031	1,700,023
136,935	Pool AB2370	4.50%		09/01/2035	145,362
20,227,707	Pool AB6854	3.00%		11/01/2042	20,741,772
68,083	Pool AC1032	5.00%		06/01/2040	74,236
40,729	Pool AD2177	4.50%		06/01/2030	44,648
2,535,451	Pool AH7309	4.00%		02/01/2031	2,731,519
40,000,000	Pool AS4645	3.00%		03/01/2045	40,952,342
1,340,857	Pool MA0264	4.50%		12/01/2029	1,461,996
173,508	Pool MA0282	5.00%		12/01/2039	197,840
1,006,706	Pool MA0353	4.50%		03/01/2030	1,097,740
69,955	Pool MA0468	5.00%		07/01/2040	75,566
39,148,709	Pool MA2151	3.50%		01/01/2045	40,520,940

	Government National Mortgage Association,
992,244	Pool 752494	5.50%		09/20/2039	1,098,852
271,875	Series 2003-67-SP	6.92%	# I/F I/O	08/20/2033	88,035
326,017	Series 2008-82-SM	5.87%	# I/F I/O	09/20/2038	45,808
4,630,485	Series 2009-32-ZE	4.50%		05/16/2039	5,120,136
4,548,384	Series 2009-35-DZ	4.50%		05/20/2039	4,957,543
4,480,793	Series 2009-75-GZ	4.50%		09/20/2039	4,867,497
5,263,115	Series 2009-75-HZ	5.00%		09/20/2039	5,962,335
18,022,798	Series 2010-113-SM	5.87%	# I/F I/O	09/20/2040	2,844,502
111,446	Series 2010-25-ZB	4.50%		02/16/2040	116,404
7,180,886	Series 2011-45-GZ	4.50%		03/20/2041	7,749,914
8,390,271	Series 2011-70-WS	9.35%	# I/F	12/20/2040	9,816,227
11,878,885	Series 2011-71-ZA	4.50%		02/20/2041	12,951,994
33,288,800	Series 2013-117-MS	5.97%	# I/F I/O	02/20/2043	5,187,410
16,151,054	Series 2013-122-SB	5.93%	# I/F I/O	08/16/2043	2,667,686
77,797,702	Series 2013-169-SE	5.88%	# I/F I/O	11/16/2043	11,504,265
25,783,247	Series 2014-102-TS	5.42%	# I/F I/O	07/20/2044	3,743,985
24,147,166	Series 2014-118-PS	6.02%	# I/F I/O	08/20/2044	3,817,981
21,128,771	Series 2014-118-SA	6.02%	# I/F I/O	08/20/2044	3,111,613

	Total US Government / Agency Mortgage Backed Obligations (Cost $734,931,027)				769,118,835

US GOVERNMENT BONDS AND NOTES 16.6%
35,900,000	United States Treasury Bonds	4.50%		02/15/2036	48,924,951
53,800,000	United States Treasury Bonds	2.75%		11/15/2042	55,956,196
29,800,000	United States Treasury Bonds	3.63%		02/15/2044	36,465,425
52,600,000	United States Treasury Notes	0.13%		04/30/2015	52,591,794
84,100,000	United States Treasury Notes	0.25%		05/31/2015	84,106,560
93,100,000	United States Treasury Notes	0.25%		07/31/2015	93,143,664
47,800,000	United States Treasury Notes	1.75%		10/31/2020	48,434,832

PRINCIPAL AMOUNT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$75,000,000	United States Treasury Notes	2.38%		12/31/2020	78,480,450
82,800,000	United States Treasury Notes	2.25%		03/31/2021	85,969,667
75,600,000	United States Treasury Notes	2.00%		08/31/2021	77,194,706
5,400,000	United States Treasury Notes	2.75%		11/15/2023	5,790,658

	Total US Government Bonds and Notes (Cost $656,153,201)				667,058,903

AFFILIATED MUTUAL FUNDS 4.0% (a)

10,595,901	DoubleLine Floating Rate Fund				107,442,440
5,000,000	DoubleLine Long Duration Total Return Bond Fund				52,150,000

	Total Affiliated Mutual Funds (Cost $156,372,939)				159,592,440

SHORT TERM INVESTMENTS 4.9%
66,086,016	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.03%	♦		66,086,016
66,086,017	Fidelity Institutional Government Portfolio	0.01%	♦		66,086,017
66,086,016	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		66,086,016

	Total Short Term Investments (Cost $198,258,049)				198,258,049

	Total Investments 100.1% (Cost $3,964,840,796)				4,023,727,633
	Liabilities in Excess of Other Assets (0.1)%				(5,033,582)

	NET ASSETS 100.0%				$4,018,694,051

SECURITY TYPE BREAKDOWN as a % of Net Assets
US Government / Agency Mortgage Backed Obligations	19.1%
US Corporate Bonds	16.7%
US Government Bonds and Notes	16.6%
Foreign Corporate Bonds	13.3%
Non-Agency Residential Collateralized Mortgage Obligations	9.0%
Non-Agency Commercial Mortgage Backed Obligations	5.0%
Short Term Investments	4.9%
Collateralized Loan Obligations	4.5%
Affiliated Mutual Funds	4.0%
Municipal Bonds	3.9%
Bank Loans	1.9%
Asset Backed Obligations	0.6%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.6%
Other Assets and Liabilities	(0.1)%

100.0%

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

COUNTRY BREAKDOWN as a % of Net Assets
United States	86.1%
Mexico	2.2%
Colombia	1.6%
Peru	1.6%
Brazil	1.4%
Chile	1.3%
Guatemala	0.9%
Israel	0.5%
Panama	0.5%
Canada	0.5%
Costa Rica	0.4%
Singapore	0.3%
China	0.3%
United Kingdom	0.3%
Paraguay	0.3%
Jamaica	0.3%
Luxembourg	0.2%
Indonesia	0.2%
Dominican Republic	0.2%
Australia	0.2%
India	0.2%
Supranational	0.2%
Barbados	0.2%
France	0.1%
Qatar	0.1%
El Salvador	0.0%	~
Ireland	0.0%	~
Other Assets and Liabilities	(0.1)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets
US Government / Agency Mortgage Backed Obligations	19.1%
US Government Bonds and Notes	16.6%
Non-Agency Residential Collateralized Mortgage Obligations	9.0%
Non-Agency Commercial Mortgage Backed Obligations	5.0%
Short Term Investments	4.9%
Collateralized Loan Obligations	4.5%
Banking	4.1%
Affiliated Mutual Funds	4.0%
Municipal Bond	3.9%
Telecommunications	3.0%
Oil & Gas	2.9%
Building and Development	1.4%
Healthcare	1.4%
Chemicals/Plastics	1.3%
Mining	1.3%
Utilities	1.3%
Financial Intermediaries	1.2%
Automotive	1.2%
Media	1.1%
Consumer Products	1.0%
Business Equipment and Services	1.0%
Finance	0.9%
Transportation	0.9%
Retailers (other than Food/Drug)	0.8%
Technology	0.7%
Food/Drug Retailers	0.6%
Leisure	0.6%
Asset Backed Obligations	0.6%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.6%
Insurance	0.6%
Food Products	0.5%
Pharmaceuticals	0.5%
Industrial Equipment	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Real Estate	0.4%
Beverage and Tobacco	0.3%
Energy	0.3%
Conglomerates	0.2%
Pulp & Paper	0.2%
Electronics/Electric	0.2%
Machinery and Tools	0.2%
Containers and Glass Products	0.2%
Environmental Control	0.2%
Industrial	0.2%
Cosmetics/Toiletries	0.2%
Air Transport	0.1%
Construction	0.1%
Aerospace & Defense	0.0%	~
Other Assets and Liabilities	(0.1)%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2015, the value of these securities amounted to $666,820,610 or 16.6% of net assets.

#	Variable rate security. Rate disclosed as of March 31, 2015.

†	Perpetual Maturity

Ω	Issuer is in default of interest payments

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

¥	Illiquid security. At March 31, 2015, the value of these securities amount to $37,790,690 or 0.9% of net assets.
(a)	Institutional class shares held

♦	Seven-day yield as of March 31, 2015

~	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	43

Schedule of Investments DoubleLine Core Fixed Income Fund (Cont.)	March 31, 2015

Investments in Affiliates

Generally, an issuer is an affiliate of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the year ended March 31, 2015 is as follows:

Fund	Value at March 31, 2014	Gross Purchases	Gross Sales	Shares Held at March 31, 2015	Value at March 31, 2015	Dividend Income Earned in the Year Ended March 31, 2015	Net Realized Gain (Loss) in the Year Ended March 31, 2015
DoubleLine Floating Rate Fund	$104,358,793	$55,000,000	$52,000,000	10,595,901	$107,442,440	$3,770,127	$(255,957)
DoubleLine Long Duration Total Return Bond Fund	—	50,000,000	—	5,000,000	52,150,000	423,929	—

	$104,358,793	$105,000,000	$52,000,000	15,595,901	$159,592,440	$4,194,056	$(255,957)

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 95.1%

BARBADOS 1.9%
$4,200,000	Columbus International, Inc.	7.38%	^	03/30/2021	4,431,000
9,800,000	Columbus International, Inc.	7.38%		03/30/2021	10,339,000

					14,770,000

BRAZIL 11.5%
10,000,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	8,668,300
1,300,000	BR Malls International Finance Ltd.	8.50%	†	01/21/2016	1,316,250
2,700,000	Braskem America Finance Company	7.13%		07/22/2041	2,419,470
4,500,000	CIMPOR Financial Operations B.V.	5.75%	^	07/17/2024	3,735,000
2,200,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	1,826,000
1,000,000	Cosan Luxembourg S.A.	5.00%	^	03/14/2023	890,000
1,000,000	Cosan Luxembourg S.A.	5.00%		03/14/2023	890,000
800,000	Cosan Overseas Ltd.	8.25%	†	11/05/2015	796,880
8,600,000	ESAL GmbH	6.25%	^	02/05/2023	8,406,500
2,000,000	ESAL GmbH	6.25%		02/05/2023	1,955,000
5,000,000	Gol LuxCo S.A.	8.88%	^	01/24/2022	3,637,500
2,000,000	GTL Trade Finance, Inc.	5.89%	^	04/29/2024	1,938,000
3,000,000	JBS Investments GmbH	7.25%	^	04/03/2024	3,086,250
1,000,000	JBS Investments GmbH	7.25%		04/03/2024	1,028,750
6,575,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	5,161,375
1,000,000	Marfrig Holdings B.V.	8.38%		05/09/2018	950,000
11,000,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	9,377,500
2,000,000	Marfrig Holdings B.V.	6.88%		06/24/2019	1,705,000
2,400,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	2,292,000
7,600,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	7,258,000
500,000	Minerva Luxembourg S.A.	7.75%		01/31/2023	493,750
3,050,000	Minerva Luxembourg S.A.	7.75%	^	01/31/2023	3,011,875
11,000,000	OAS Financial Ltd.	8.88%	#^†Ω	04/25/2018	1,677,500
3,500,000	Odebrecht Finance Ltd.	7.50%	†	09/14/2015	2,922,500
4,900,000	Odebrecht Finance Ltd.	7.13%		06/26/2042	4,097,625
4,500,000	Petrobras Global Finance B.V.	4.88%		03/17/2020	4,052,250
2,000,000	Petrobras Global Finance B.V.	5.38%		01/27/2021	1,824,000
1,000,000	Rio Oil Finance Trust	6.25%	^	07/06/2024	914,019
1,000,000	Rio Oil Finance Trust	6.25%		07/06/2024	914,019
1,800,000	Vale Overseas Ltd.	4.63%		09/15/2020	1,803,600

					89,048,913

CHILE 9.4%
11,000,000	Cencosud S.A.	4.88%	^	01/20/2023	10,918,930
3,000,000	Cencosud S.A.	5.15%	^	02/12/2025	2,969,175
8,200,000	CorpGroup Banking S.A.	6.75%	^	03/15/2023	8,162,460
500,000	Corporacion Nacional del Cobre de Chile	3.75%		11/04/2020	526,696
13,500,000	ENTEL Chile S.A.	4.75%	^	08/01/2026	13,903,636
500,000	ENTEL Chile S.A.	4.75%		08/01/2026	514,950
4,000,000	GNL Quintero S.A.	4.63%	^	07/31/2029	4,165,776
3,550,000	SACI Falabella	4.38%		01/27/2025	3,673,260
5,350,000	SUAM Finance B.V.	4.88%		04/17/2024	5,550,625
6,000,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	5,908,734
5,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	5,046,125
11,000,000	VTR Finance B.V.	6.88%		01/15/2024	11,440,000

					72,780,367

CHINA 0.3%
2,400,000	Tencent Holdings Ltd.	3.80%	^	02/11/2025	2,457,598

					2,457,598

COLOMBIA 12.4%
5,100,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	5,125,500
8,900,000	Avianca Holdings S.A.	8.38%		05/10/2020	8,944,500

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$4,000,000	Banco de Bogota S.A.	5.38%	^	02/19/2023	4,160,000
2,000,000	Banco de Bogota S.A.	5.38%		02/19/2023	2,080,000
5,667,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	5,977,155
4,000,000	Bancolombia S.A.	5.13%		09/11/2022	4,051,600
4,530,000	Ecopetrol S.A.	4.13%		01/16/2025	4,348,256
1,810,000	Ecopetrol S.A.	7.38%		09/18/2043	1,975,163
17,870,000	Ecopetrol S.A.	5.88%		05/28/2045	16,842,475
9,000,000	Grupo Aval Ltd.	4.75%	^	09/26/2022	8,941,050
6,000,000	Grupo Aval Ltd.	4.75%		09/26/2022	5,960,700
2,100,000	GrupoSura Finance S.A.	5.70%		05/18/2021	2,260,125
2,700,000	Millicom International Cellular S.A.	4.75%		05/22/2020	2,656,800
317,000	Millicom International Cellular S.A.	6.63%	^	10/15/2021	336,416
9,065,000	Millicom International Cellular S.A.	6.63%		10/15/2021	9,620,231
14,600,000	Pacific Rubiales Energy Corporation	5.13%		03/28/2023	8,577,500
4,000,000	Pacific Rubiales Energy Corporation	5.63%	^	01/19/2025	2,362,800
2,000,000	Pacific Rubiales Energy Corporation	5.63%		01/19/2025	1,181,400

					95,401,671

COSTA RICA 2.8%
2,000,000	Banco de Costa Rica	5.25%		08/12/2018	2,049,000
10,000,000	Banco Nacional de Costa Rica	6.25%		11/01/2023	10,225,000
4,500,000	Instituto Costarricense de Electricidad	6.95%	^	11/10/2021	4,753,125
4,500,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	4,753,125

					21,780,250

DOMINICAN REPUBLIC 2.5%
1,300,000	Aeropuertos Dominicanos	9.75%	#^	11/13/2019	1,257,750
3,700,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	3,579,750
1,600,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	1,672,000
12,313,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	12,867,085

					19,376,585

EL SALVADOR 0.8%
7,200,000	AES El Salvador Trust	6.75%		03/28/2023	6,444,000

					6,444,000

GUATEMALA 8.6%
9,000,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	9,213,300
6,545,000	Agromercantil Senior Trust	6.25%		04/10/2019	6,700,116
2,500,000	Bantrab Senior Trust	9.00%		11/14/2020	2,631,250
600,000	Cementos Progreso Trust	7.13%	^	11/06/2023	640,500
10,000,000	Cementos Progreso Trust	7.13%		11/06/2023	10,675,000
6,000,000	Central American Bottling Corporation	6.75%		02/09/2022	6,337,500
8,000,000	Comcel Trust	6.88%	^	02/06/2024	8,544,000
5,500,000	Comcel Trust	6.88%		02/06/2024	5,874,000
5,900,000	Industrial Senior Trust	5.50%	^	11/01/2022	5,736,570
10,133,000	Industrial Senior Trust	5.50%		11/01/2022	9,852,316

					66,204,552

INDIA 1.7%
4,000,000	Reliance Industries Ltd.	5.88%	†	02/05/2018	4,039,600
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	658,373
5,400,000	Vedanta Resources PLC	8.25%		06/07/2021	4,924,125
4,400,000	Vedanta Resources PLC	7.13%	^	05/31/2023	3,652,000

					13,274,098

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	45

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
INDONESIA 1.6%
$1,800,000	Freeport-McMoRan Copper & Gold, Inc.	3.88%		03/15/2023	1,669,207
12,000,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	10,778,412

					12,447,619

ISRAEL 2.9%
6,290,000	B Communications Ltd.	7.38%	^	02/15/2021	6,771,185
6,000,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	6,056,940
9,000,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	9,360,000

					22,188,125

JAMAICA 2.4%
500,000	Digicel Ltd.	7.00%		02/15/2020	512,500
7,500,000	Digicel Ltd.	7.13%	^	04/01/2022	6,879,000
12,000,000	Digicel Ltd.	7.13%		04/01/2022	11,006,400

					18,397,900

MEXICO 14.5%
4,750,000	Banco Santander Mexico	5.95%	#	01/30/2024	5,033,575
5,000,000	BBVA Bancomer S.A.	5.35%	#^	11/12/2029	4,986,500
5,800,000	BBVA Bancomer S.A.	5.35%	#	11/12/2029	5,784,340
1,900,000	Cemex Finance LLC	6.00%		04/01/2024	1,900,000
9,000,000	Cemex S.A.B. de C.V.	5.70%	^	01/11/2025	8,901,000
3,000,000	Credito Real S.A.B. de C.V.	7.50%	^	03/13/2019	3,081,000
3,300,000	Credito Real S.A.B. de C.V.	7.50%		03/13/2019	3,389,100
6,949,145	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	7,313,975
2,000,000	Fresnillo PLC	5.50%	^	11/13/2023	2,100,000
6,400,000	Fresnillo PLC	5.50%		11/13/2023	6,720,000
3,500,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	3,783,500
1,800,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	1,876,500
8,500,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	8,744,375
2,100,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	2,160,375
3,000,000	Grupo KUO S.A.B. de C.V.	6.25%	^	12/04/2022	3,073,500
4,000,000	Grupo KUO S.A.B. de C.V.	6.25%		12/04/2022	4,098,000
3,000,000	Metalsa S.A. de C.V.	4.90%		04/24/2023	2,857,500
1,500,000	Mexichem S.A.B. de C.V.	6.75%		09/19/2042	1,627,500
1,900,000	Mexichem S.A.B. de C.V.	5.88%	^	09/17/2044	1,881,000
2,000,000	Mexichem S.A.B. de C.V.	5.88%		09/17/2044	1,980,000
8,000,000	Mexico Generadora de Energia	5.50%		12/06/2032	8,140,000
1,000,000	Petroleos Mexicanos	5.50%		01/21/2021	1,102,500
4,800,000	Petroleos Mexicanos	4.50%	^	01/23/2026	4,903,200
2,000,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	2,095,600
8,300,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	8,870,625
3,400,000	Unifin Financiera S.A.P.I. de C.V.	6.25%	^	07/22/2019	3,175,940
2,775,000	Unifin Financiera S.A.P.I. de C.V.	6.25%		07/22/2019	2,592,128

					112,171,733

MOROCCO 0.1%
500,000	Office Cherifien des Phosphates	5.63%	^	04/25/2024	545,625

					545,625

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PANAMA 3.4%
$6,650,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	6,887,206
8,343,159	ENA Norte Trust	4.95%		04/25/2023	8,614,312
300,000	Global Bank Corporation	4.75%		10/05/2017	309,300
7,000,000	Global Bank Corporation	5.13%	^	10/30/2019	7,296,800
3,000,000	Global Bank Corporation	5.13%		10/30/2019	3,127,200

					26,234,818

PARAGUAY 2.2%
500,000	Banco Continental SAECA	8.88%		10/15/2017	520,625
900,000	Banco Regional SAECA	8.13%	^	01/24/2019	957,420
6,940,000	Banco Regional SAECA	8.13%		01/24/2019	7,382,772
400,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	411,000
7,300,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	7,500,750

					16,772,567

PERU 12.5%
3,100,000	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	3,503,000
3,600,000	Abengoa Transmision Sur S.A.	6.88%		04/30/2043	4,068,000
3,900,000	Ajecorp B.V.	6.50%		05/14/2022	2,359,500
4,000,000	Banco de Credito del Peru	6.13%	#	04/24/2027	4,369,600
4,000,000	Banco International del Peru S.A.A.	6.63%	#^	03/19/2029	4,340,000
4,265,000	Banco International del Peru S.A.A.	6.63%	#	03/19/2029	4,627,525
3,508,000	Banco International del Peru S.A.A.	8.50%	#	04/23/2070	4,042,840
3,000,000	BBVA Banco Continental S.A.	5.25%	#	09/22/2029	3,051,600
3,000,000	Camposol S.A.	9.88%	^	02/02/2017	2,970,000
2,818,000	Camposol S.A.	9.88%		02/02/2017	2,789,820
900,000	Compania Minera Ares S.A.C.	7.75%	^	01/23/2021	892,125
7,705,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	7,637,581
5,600,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	5,028,800
2,000,000	Corporacion Financiera de Desarrollo S.A.	5.25%	#^	07/15/2029	2,084,700
1,700,000	Corporacion Pesquera Inca S.A.C.	9.00%	^	02/10/2017	1,704,250
4,205,000	Corporacion Pesquera Inca S.A.C.	9.00%		02/10/2017	4,215,513
2,900,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	3,023,250
1,100,000	Inkia Energy Ltd.	8.38%		04/04/2021	1,146,750
1,500,000	InRetail Shopping Malls	6.50%	^	07/09/2021	1,578,750
3,500,000	InRetail Shopping Malls	6.50%		07/09/2021	3,683,750
2,000,000	Maestro Peru S.A.	6.75%		09/26/2019	2,110,000
2,000,000	Minsur S.A.	6.25%	^	02/07/2024	2,205,000
4,100,000	Pesquera Exalmar S.A.A.	7.38%	^	01/31/2020	3,249,250
2,730,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	2,163,525
2,000,000	Scotiabank Peru S.A.	4.50%	#	12/13/2027	2,005,000
2,000,000	Southern Copper Corporation	7.50%		07/27/2035	2,301,080
4,800,000	Southern Copper Corporation	6.75%		04/16/2040	5,165,280
7,000,000	Southern Copper Corporation	5.25%		11/08/2042	6,283,200
4,000,000	Volcan Cia Minera S.A.A.	5.38%		02/02/2022	3,812,000

					96,411,689

QATAR 1.2%
3,341,000	Nakilat, Inc.	6.07%		12/31/2033	3,921,499
4,559,299	Nakilat, Inc.	6.27%		12/31/2033	5,371,560

					9,293,059

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SINGAPORE 2.4%
$500,000	Oversea-Chinese Banking Corporation	4.00%	#^	10/15/2024	521,825
8,500,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	8,871,025
9,000,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	9,340,740

					18,733,590

	Total Foreign Corporate Bonds (Cost $758,581,458)				734,734,759

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 2.2%

COSTA RICA 0.9%
500,000	Costa Rica Government International Bond	7.00%	^	04/04/2044	510,000
6,100,000	Costa Rica Government International Bond	7.16%	^	03/12/2045	6,313,500

					6,823,500

PANAMA 1.3%
10,000,000	Panama Government International Bond	3.75%		03/16/2025	10,300,000

					10,300,000

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $16,485,700)				17,123,500

SHORT TERM INVESTMENTS 0.6%
1,553,443	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.03%	♦		1,553,443
1,553,443	Fidelity Institutional Government Portfolio	0.01%	♦		1,553,443
1,553,443	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		1,553,443

	Total Short Term Investments (Cost $4,660,329)				4,660,329

	Total Investments 97.9% (Cost $779,727,487)				756,518,588
	Other Assets in Excess of Liabilities 2.1%				16,370,729

	NET ASSETS 100.0%				$772,889,317

COUNTRY BREAKDOWN as a % of Net Assets
Mexico	14.5%
Peru	12.5%
Colombia	12.4%
Brazil	11.5%
Chile	9.4%
Guatemala	8.6%
Panama	4.7%
Costa Rica	3.7%
Israel	2.9%
Dominican Republic	2.5%
Singapore	2.4%
Jamaica	2.4%
Paraguay	2.2%
Barbados	1.9%
India	1.7%
Indonesia	1.6%
Qatar	1.2%
El Salvador	0.8%
United States	0.6%
China	0.3%
Morocco	0.1%
Other Assets and Liabilities	2.1%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets
Banking	19.4%
Telecommunications	13.7%
Oil & Gas	9.5%
Consumer Products	8.0%
Mining	7.8%
Utilities	7.7%
Finance	6.3%
Transportation	6.2%
Building and Development	5.0%
Chemicals/Plastics	2.5%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	2.2%
Food/Drug Retailers	1.8%
Media	1.5%
Construction	1.1%
Beverage and Tobacco	1.1%
Retailers (other than Food/Drug)	1.0%
Conglomerates	0.9%
Real Estate	0.9%
Short Term Investments	0.6%
Automotive	0.4%
Technology	0.3%
Other Assets and Liabilities	2.1%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2015, the value of these securities amounted to $277,433,740 or 35.9% of net assets.

#	Variable rate security. Rate disclosed as of March 31, 2015.

†	Perpetual Maturity

Ω	Issuer is in default of interest payments

♦	Seven-day yield as of March 31, 2015

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	47

Schedule of Investments (Consolidated) DoubleLine Multi-Asset Growth Fund	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 5.4%

	Brookside Mill Ltd.,
$1,000,000	Series 2013-1A-E	4.65%	#^	04/17/2025	862,907
1,000,000	Series 2013-1A-SUB	13.41%	#^@	04/17/2025	873,880

	Cent Ltd.,
1,000,000	Series 2013-18A-D	3.71%	#^	07/23/2025	969,964
1,000,000	Series 2013-18A-E	4.86%	#^	07/23/2025	908,346
1,000,000	Series 2013-18A-SUB	0.00%	#^@	07/23/2025	838,962
500,000	Series 2014-22A-C	3.98%	#^	11/07/2026	487,224

	Madison Park Funding Ltd.,
500,000	Series 2014-13A-D	3.61%	#^	01/19/2025	478,504

	Octagon Investment Partners Ltd.,
500,000	Series 2014-1A-C	3.90%	#^	11/14/2026	484,449
500,000	Series 2014-1A-D	6.85%	#^	11/14/2026	498,975

	OZLM Funding Ltd.,
500,000	Series 2013-5A-A1	1.73%	#^	01/17/2026	499,682

	Total Collateralized Loan Obligations (Cost $7,188,297)				6,902,893

MUNICIPAL BONDS 1.6%
2,500,000	Commonwealth of Puerto Rico	8.00%		07/01/2035	2,056,250

	Total Municipal Bonds (Cost $2,258,995)				2,056,250

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 8.6%

	Adjustable Rate Mortgage Trust,
321,750	Series 2006-1-2A1	3.08%	#	03/25/2036	240,885

	Banc of America Alternative Loan Trust,
563,994	Series 2006-7-A4	6.00%	#	10/25/2036	378,282

	BCAP LLC Trust,
55,519	Series 2007-AA2-2A5	6.00%		04/25/2037	47,542
2,613,370	Series 2009-RR4-1A2	4.21%	#^	06/26/2037	1,323,048

	ChaseFlex Trust,
316,141	Series 2007-M1-2F4	3.47%	#	08/25/2037	256,955

	Citicorp Mortgage Securities, Inc.,
85,785	Series 2007-2-3A1	5.50%		02/25/2037	86,029

	Citigroup Mortgage Loan Trust, Inc.,
357,888	Series 2009-7-2A2	5.50%	^	10/25/2021	353,239

	CitiMortgage Alternative Loan Trust,
365,672	Series 2007-A6-1A11	6.00%		06/25/2037	326,153

	Countrywide Alternative Loan Trust,
135,819	Series 2006-32CB-A16	5.50%		11/25/2036	121,073
850,824	Series 2006-J1-2A1	7.00%		02/25/2036	364,924
29,233	Series 2007-17CB-1A10	29.10%	# I/F	08/25/2037	45,938
20,539	Series 2007-21CB-2A2	27.71%	# I/F	09/25/2037	36,508

	Countrywide Home Loans,
338,137	Series 2007-10-A5	6.00%		07/25/2037	319,840
18,346	Series 2007-4-1A5	6.50%		05/25/2037	17,073

	Credit Suisse First Boston Mortgage Securities Corporation,
218,626	Series 2005-8-1A3	5.25%		09/25/2035	213,015

	Credit Suisse Mortgage Capital Certificates,
50,452	Series 2006-9-4A1	6.00%		11/25/2036	48,040
429,530	Series 2010-7R-4A17	6.28%	#^	04/26/2037	395,977

	Deutsche Mortgage Securities, Inc.,
207,613	Series 2006-PR1-3A1	11.88%	#^ I/F	04/15/2036	243,884
340,907	Series 2006-PR1-5AI4	11.88%	#^ I/F	04/15/2036	403,736

	First Horizon Alternative Mortgage Securities,
75,906	Series 2007-FA2-1A3	6.00%		04/25/2037	59,949

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	217,599

	GSR Mortgage Loan Trust,
188,165	Series 2006-2F-2A20	10.93%	# I/F	02/25/2036	194,528

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Alternative Loan Trust,
$45,274	Series 2005-S1-2A11	6.00%		12/25/2035	42,538
696,588	Series 2006-S1-1A3	5.50%		03/25/2036	601,883

	JP Morgan Mortgage Acquisition Corporation,
185,077	Series 2006-CH2-AF3	5.10%	#	10/25/2036	149,429

	Lavender Trust,
297,000	Series 2010-R12A-A3	6.00%	^	06/26/2037	305,065

	Lehman Mortgage Trust,
106,995	Series 2006-4-1A3	5.23%	# I/F I/O	08/25/2036	14,500
6,687	Series 2006-4-1A4	6.00%		08/25/2036	5,725
66,015	Series 2007-5-11A1	5.54%	#	06/25/2037	50,032

	Lehman XS Trust,
301,607	Series 2005-1-3A3A	5.11%	#	07/25/2035	283,591

	Long Beach Mortgage Loan Trust,
268,416	Series 2005-WL2-M1	0.64%	#	08/25/2035	266,577

	MASTR Resecuritization Trust,
414,232	Series 2008-4-A1	6.00%	#^	06/27/2036	372,436

	Morgan Stanley Mortgage Loan Trust,
377,529	Series 2007-13-6A1	6.00%		10/25/2037	323,224

	Residential Accredit Loans, Inc.,
313,002	Series 2006-QS10-A9	6.50%		08/25/2036	273,222
5,732	Series 2006-QS13-1A8	6.00%		09/25/2036	4,691
318,057	Series 2006-QS2-1A4	5.50%		02/25/2036	278,668
65,094	Series 2006-QS7-A4	0.57%	#	06/25/2036	43,232
195,281	Series 2006-QS7-A5	5.43%	# I/F I/O	06/25/2036	41,756
119,684	Series 2006-QS8-A4	0.62%	#	08/25/2036	76,461
359,051	Series 2006-QS8-A5	5.38%	# I/F I/O	08/25/2036	59,444

	Residential Asset Mortgage Products, Inc.,
381,160	Series 2004-RS2-MII1	1.04%	#	02/25/2034	366,243
47	Series 2004-RS9-AI4	4.77%	#	10/25/2032	72

	Residential Asset Securitization Trust,
33,107	Series 2005-A12-A12	5.50%		11/25/2035	31,733
730,998	Series 2006-A16-1A3	6.00%		02/25/2037	572,535
548,621	Series 2007-A1-A8	6.00%		03/25/2037	393,666
527,999	Series 2007-A5-2A5	6.00%		05/25/2037	468,844

	Washington Mutual Mortgage Pass-Through Certificates,
345,986	Series 2006-8-A6	4.82%	#	10/25/2036	251,728

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $10,329,670)				10,971,512

US CORPORATE BONDS 0.7%
781,000	Interline Brands, Inc.	10.00%	µ	11/15/2018	822,002

	Total US Corporate Bonds (Cost $813,845)				822,002

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 4.6%

	Federal Home Loan Mortgage Corporation,
96,886	Series 3261-SA	6.26%	# I/F I/O	01/15/2037	18,432
102,222	Series 3317-DS	14.56%	# I/F	05/15/2037	132,241
202,405	Series 3355-BI	5.88%	# I/F I/O	08/15/2037	33,828
166,487	Series 3384-S	6.22%	# I/F I/O	11/15/2037	20,272
320,128	Series 3384-SG	6.14%	# I/F I/O	08/15/2036	40,554
200,683	Series 3417-SX	6.01%	# I/F I/O	02/15/2038	21,701
294,112	Series 3423-GS	5.48%	# I/F I/O	03/15/2038	30,249
2,960,167	Series 3423-TG	0.35%	# I/F I/O	03/15/2038	23,693
336,016	Series 3500-SA	5.35%	# I/F I/O	01/15/2039	31,797
430,820	Series 3523-SM	5.83%	# I/F I/O	04/15/2039	58,180
93,158	Series 3562-WS	4.78%	# I/F I/O	08/15/2039	7,596
484,280	Series 3728-SV	4.28%	# I/F I/O	09/15/2040	52,959
377,540	Series 3758-S	5.86%	# I/F I/O	11/15/2040	67,571
76,155	Series 3779-DZ	4.50%		12/15/2040	80,895
27,715	Series 3780-YS	9.55%	# I/F	12/15/2040	29,368
443,168	Series 3815-ST	5.68%	# I/F I/O	02/15/2041	66,698
181,947	Series 3900-SB	5.80%	# I/F I/O	07/15/2041	26,150
391,778	Series 3923-CZ	5.00%		09/15/2041	454,691

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association,
$176,243	Series 2006-101-SA	6.41%	# I/F I/O	10/25/2036	36,858
89,321	Series 2006-123-LI	6.15%	# I/F I/O	01/25/2037	16,834
617,944	Series 2007-39-AI	5.95%	# I/F I/O	05/25/2037	110,867
313,026	Series 2007-57-SX	6.45%	# I/F I/O	10/25/2036	49,961
21,047	Series 2009-49-S	6.58%	# I/F I/O	07/25/2039	3,352
555,014	Series 2009-86-CI	5.63%	# I/F I/O	09/25/2036	66,062
254,024	Series 2009-90-IA	5.58%	# I/F I/O	03/25/2037	33,230
239,585	Series 2009-90-IB	5.55%	# I/F I/O	04/25/2037	24,323
528,308	Series 2010-39-SL	5.50%	# I/F I/O	05/25/2040	72,775
331,084	Series 2011-5-PS	6.23%	# I/F I/O	11/25/2040	34,033
337,054	Series 2012-30-DZ	4.00%		04/25/2042	377,454
1,056,468	Series 2013-53-ZC	3.00%		06/25/2043	1,014,687
930,205	Series 2013-55-KS	5.74%	# I/F	06/25/2043	867,739
986,618	Series 2013-55-VZ	3.00%		06/25/2043	939,509

	Government National Mortgage Association,
50,651	Series 2009-6-SM	5.77%	# I/F I/O	02/20/2038	6,793
625	Series 2011-12-PO	0.00%	P/O	12/20/2040	575
598,407	Series 2011-45-GZ	4.50%		03/20/2041	645,826
250,000	Series 2011-7-LS	9.53%	# I/F	12/20/2040	293,736

	Total US Government / Agency Mortgage Backed Obligations (Cost $5,373,424)				5,791,489

REAL ESTATE INVESTMENT TRUSTS 1.9%
743,735	Chimera Investment Corporation				2,335,328

	Total Real Estate Investment Trusts (Cost $2,264,435)				2,335,328

AFFILIATED MUTUAL FUNDS 33.8% (a)
654,370	DoubleLine Core Fixed Income Fund				7,263,507
665,276	DoubleLine Emerging Markets Fixed Income Fund				6,805,772
186,012	DoubleLine Equities Growth Fund				2,566,964
2,388,645	DoubleLine Total Return Bond Fund				26,370,639

	Total Affiliated Mutual Funds (Cost $43,727,232)				43,006,882

EXCHANGE TRADED FUNDS AND COMMON STOCKS 21.0%
240,000	iShares Currency Hedged MSCI Germany Index Fund				6,849,600
58,100	iShares MSCI Australia Index Fund				1,328,166
54,250	iShares MSCI Hong Kong Index Fund				1,189,703
38,750	iShares MSCI Singapore Index Fund				496,000

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$18,000	iShares MSCI Sweden Index Fund				602,640
215,500	iShares MSCI United Kingdom Index Fund				3,881,155
39,000	SPDR EURO STOXX 50 ETF				1,513,980
117,800	WisdomTree Europe Hedged Equity Fund				7,791,292
135,000	WisdomTree India Earnings Fund				3,078,000

	Total Exchange Traded Funds and Common Stocks (Cost $25,297,853)				26,730,536

SHORT TERM INVESTMENTS 22.2%
6,341,899	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.03%	♦		6,341,899
6,341,899	Fidelity Institutional Government Portfolio	0.01%	♦		6,341,899
7,073,898	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		7,073,898
3,500,000	United States Treasury Bills	0.00%		04/16/2015	3,499,965
5,000,000	United States Treasury Bills	0.00%		05/21/2015	4,999,845

	Total Short Term Investments (Cost $28,257,518)				28,257,506

	Total Investments 99.8% (Cost $125,511,269)				126,874,398
	Other Assets in Excess of Liabilities 0.2%				228,962

	NET ASSETS 100.0%				$127,103,360

SECURITY TYPE BREAKDOWN as a % of Net Assets
Affiliated Mutual Funds	33.8%
Short Term Investments	22.2%
Exchange Traded Funds and Common Stocks	21.0%
Non-Agency Residential Collateralized Mortgage Obligations	8.6%
Collateralized Loan Obligations	5.4%
US Government / Agency Mortgage Backed Obligations	4.6%
Real Estate Investment Trusts	1.9%
Municipal Bonds	1.6%
US Corporate Bonds	0.7%
Other Assets and Liabilities	0.2%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2015.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2015, the value of these securities amounted to $10,300,278 or 8.1% of net assets.

@	Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of March 31, 2015.

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

I/O	Interest only security

µ	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares

P/O	Principal only security

(a)	Institutional class shares held

♦	Seven-day yield as of March 31, 2015

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	49

Schedule of Investments (Consolidated) DoubleLine Multi-Asset Growth Fund (Cont.)	March 31, 2015

Futures Contracts - Long
Contracts	Security Description	Expiration Month	Unrealized Appreciation (Depreciation)
26	COMEX Division Gold Future	06/2015	$(44,537)
104	E-mini S&P 500 Future	06/2015	(38,990)
34	mini MSCI EAFE Index Future	06/2015	17,264
77	Nikkei-225 Stock Average Future	06/2015	177,490
11	Ultra Long Term U.S. Treasury Bond Future	06/2015	26,447

			$137,674

Total Return Swaps - Long
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
GSTHSBH5 Index	Goldman Sachs	5,002,015	04/24/2015	$(95,596)
Markit iBoxx USD Liquid Leveraged Loans Total Return Index	JP Morgan Securities LLC	10,000,000	06/20/2015	14,540
Markit iBoxx USD Liquid High Yield Index	Morgan Stanley	10,000,000	06/20/2015	56,488
S&P GSCI Cocoa Official Close Index	Morgan Stanley	505,000	04/02/2015	(11,178)
S&P GSCI Copper Official Close Index	Morgan Stanley	505,000	04/02/2015	(10,911)
S&P GSCI Gold Official Close Index	Morgan Stanley	505,000	04/02/2015	(9,438)
S&P GSCI Nickel Official Close Index	Morgan Stanley	505,000	04/02/2015	(48,420)
S&P GSCI Silver Official Close Index	Morgan Stanley	505,000	04/02/2015	(15,983)
S&P GSCI Unleaded Gasoline Official Close Index	Morgan Stanley	505,000	04/02/2015	(29,941)
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	25,000,000	03/31/2016	(408,284)

				$(558,723)

Total Return Swaps - Short
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
GSTHWBH5 Index	Goldman Sachs	5,007,305	04/24/2015	$(17,232)
S&P GSCI Brent Crude Official Close Index	Morgan Stanley	505,000	04/02/2015	31,968
S&P GSCI Coffee Official Close Index	Morgan Stanley	505,000	04/02/2015	26,452
S&P GSCI Corn Official Close Index	Morgan Stanley	505,000	04/02/2015	19,344
S&P GSCI Crude Oil Official Close Index	Morgan Stanley	505,000	04/02/2015	37,598
S&P GSCI Natural Gas Official Close Index	Morgan Stanley	505,000	04/02/2015	9,008
S&P GSCI Sugar Official Close Index	Morgan Stanley	505,000	04/02/2015	16,764

				$123,902

The GSTHSBH5 strong balance sheet index is based on a Goldman Sachs Index which uses the Altman Z-score, a weighted-sum of five key financial ratios, to determine relative balance sheet strength. The five key financial ratios include: 1) working capital/total assets; 2) retained earnings/total assets; 3) earnings before interest and tax/total assets; 4) market value of equity/total liabilities; and 5) sales/total assets. The index is comprised of S&P 500 stocks with high Altman Z-scores.

The GSTHWBH5 weak balance sheet index is based on a Goldman Sachs Index which uses the Altman Z-score, a weighted-sum of five key financial ratios, to determine relative balance sheet strength. The five key financial ratios include: 1) working capital/total assets; 2) retained earnings/total assets; 3) earnings before interest and tax/total assets; 4) market value of equity/total liabilities; and 5) sales/total assets. The index is comprised of S&P 500 stocks with low Altman Z-scores.

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index that invests primarily in equity securities of companies in the relevant sector.

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

Forward Currency Exchange Contracts
Settlement Date	Currency to be Delivered		U.S. Value	Currency to be Received		U.S. Value	Counterparty	Unrealized Appreciation (Depreciation)
04/20/2015	11,848,825	Turkish Lira	$4,532,786	4,665,259	U.S. Dollars	$4,665,259	Citigroup Global Markets	$132,473
04/20/2015	5,000,000	U.S. Dollars	5,000,000	11,848,825	Turkish Lira	4,532,786	Citigroup Global Markets	(467,214)
06/09/2015	7,718,217	Euros	8,306,989	8,498,483	U.S. Dollars	8,498,483	State Street Bank & Trust	191,494
06/09/2015	5,128,178	U.S. Dollars	5,128,178	4,718,217	Euros	5,078,139	State Street Bank & Trust	(50,039)
06/19/2015	1,088,578,175	Japanese Yen	9,086,791	8,986,227	U.S. Dollars	8,986,227	Morgan Stanley	(100,564)
06/24/2015	3,340,482	British Pound	4,952,372	5,000,000	U.S. Dollars	5,000,000	UBS Financial Services	47,628

			$37,007,116			$36,760,894		$(246,222)

Investments in Affiliates

Generally, an issuer is an affiliate of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of the DoubleLine Multi-Asset Growth Fund’s (Consolidated) investments in affiliated mutual funds for the year ended March 31, 2015 is as follows:

Fund	Value at March 31, 2014	Gross Purchases	Gross Sales	Shares Held at March 31, 2015	Value at March 31, 2015	Dividend Income Earned in the Year Ended March 31, 2015	Net Realized Gain (Loss) in the Year Ended March 31, 2015
DoubleLine Core Fixed Income Fund	$7,119,545	$—	$—	654,370	$7,263,507	$281,052	$—
DoubleLine Emerging Markets Fixed Income Fund	—	7,100,000	—	665,276	6,805,772	344,672	—
DoubleLine Equities Growth Fund	—	2,500,000	—	186,012	2,566,964	65,590	—
DoubleLine Floating Rate Fund	3,807,681	—	3,762,269	—	—	81,585	(41,660)
DoubleLine Total Return Bond Fund	26,036,229	—	—	2,388,645	26,370,639	1,178,967	—

	$36,963,455	$9,600,000	$3,762,269	3,894,303	$43,006,882	$1,951,866	$(41,660)

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	51

Schedule of Investments DoubleLine Low Duration Bond Fund	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 1.3%

	Access Group, Inc.,
$14,929,532	Series 2007-A-B	0.81%	#	02/25/2037	13,191,361

	Eaglewood Consumer Loan Trust,
5,000,000	Series 2014-1-A	3.50%	^¥	10/15/2019	5,044,000

	SoFi Professional Loan Program,
8,604,893	Series 2013-A-A	3.75%	^	12/25/2029	8,868,203
2,586,540	Series 2014-A-A2	3.02%	^	10/25/2027	2,637,236

	Total Asset Backed Obligations (Cost $29,921,932)				29,740,800

BANK LOANS 9.9%

	Activision Blizzard, Inc.,
7,131,018	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	10/13/2020	7,171,130

	B/E Aerospace, Inc.,
5,985,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	12/16/2021	6,041,050

	Calpine Construction,
8,030,223	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.00%	#	05/04/2020	7,937,353

	CBS Outdoor Americas Capital LLC,
8,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.00%	#	02/01/2021	7,993,320

	Cedar Fair LP,
7,870,728	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	03/06/2020	7,917,480

	Cequel Commenications LLC,
7,978,936	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	02/14/2019	7,999,322

	CIH International,
7,890,226	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	1.92%	#	06/05/2020	7,890,226

	DaVita HealthCare Partners, Inc.,
7,940,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	06/24/2021	7,969,259

	Delta Air Lines, Inc.,
7,891,566	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.25%	#	10/18/2018	7,901,391

	Dollar Tree, Inc.,
5,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/09/2022	5,058,675

	Goodyear Tire & Rubber Company,
6,666,667	Guaranteed Secured 2nd Lien Term Loan	4.75%	#	04/30/2019	6,745,833

	GXS Group, Inc.,
7,954,801	Guarnateed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	01/19/2021	7,993,580

	H.J. Heinz Company,
5,254,160	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.25%	#	06/05/2020	5,270,185

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	HCA, Inc.,
$7,894,887	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	3.03%	#	05/01/2018	7,908,032

	Hilton Worldwide Finance LLC,
7,279,727	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/26/2020	7,297,926

	Huntsman International LLC,
7,857,901	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	2.72%	#	04/19/2017	7,916,835

	Intelsat Jackson Holdings S.A.,
8,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	06/28/2019	7,979,000

	Jazz Pharmaceuticals, Inc.,
7,909,925	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	06/12/2018	7,942,434

	KAR Auctions Services, Inc.,
7,910,137	Guarnateed Senior Secured 1st Lien Term Loan, Tranche B2	3.50%	#	03/11/2021	7,944,783

	Level 3 Financing, Inc.,
8,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	01/31/2022	8,053,760

	Nielsen Finance LLC,
7,711,825	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.18%	#	04/15/2021	7,726,284

	NRG Energy, Inc.,
7,884,359	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	2.75%	#	07/02/2018	7,871,231

	Pinnacle Foods Finance LLC,
7,957,549	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G	3.00%	#	04/29/2020	7,937,656

	Regal Cinemas Corporation,
7,881,839	Guaranteed Senior Secured 1st Lien Term Loan	2.68%	#	08/23/2017	7,893,898

	RPI Finance Trust,
3,990,000	Senior Secured 1st Lien Term Loan, Tranche B4	3.50%	#	11/09/2020	4,019,925

	SBA Senior Finance LLC,
7,940,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.25%	#	03/24/2021	7,906,771

	Sensata Technologies B.V.,
7,960,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/14/2021	8,015,322

	Terex Corporation,
5,913,005	Guaranteed Senior Secured 1st Lien Term Loan	3.50%	#	08/13/2021	5,934,262

	Vantiv LLC,
6,797,143	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	06/13/2021	6,835,377

	Virgin Media Investment Holdings Ltd.,
6,838,476	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	06/08/2020	6,838,510

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WR Grace & Company,
$5,835,789	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	2.75%	#	02/03/2021	5,843,084
2,100,000	Guarnateed Senior Secured 1st Lien Delayed-Draw Term Loan	2.75%	#	02/03/2021	2,102,625

	Total Bank Loans (Cost $227,010,004)				227,856,519

COLLATERALIZED LOAN OBLIGATIONS 20.3%

	AB Ltd.,
5,250,000	Series 2007-1A-B	1.00%	#^	04/15/2021	5,210,269

	ACAS Ltd.,
1,346,394	Series 2007-1X-A1S	0.47%	#	04/20/2021	1,338,560
4,500,000	Series 2014-1A-A	1.77%	#^	07/18/2026	4,492,653

	Anchorage Capital Ltd.,
950,000	Series 2014-4A-A1A	1.71%	#^	07/28/2026	942,551

	Apidos Ltd.,
1,871,103	Series 2006-3A-A1	0.53%	#^	06/12/2020	1,868,723
5,000,000	Series 2013-16A-A1	1.71%	#^	01/19/2025	5,001,855
562,500	Series 2014-17A-X	1.26%	#^	04/17/2026	562,522

	ARES Ltd.,
3,021,743	Series 2007-12A-A	0.89%	#^	11/25/2020	3,009,252
4,280,554	Series 2007-3RA-A2	0.47%	#^	04/16/2021	4,229,898

	Atrium Corporation,
8,132,340	Series 5A-A2A	0.48%	#^	07/20/2020	8,094,539

	Avenue Ltd.,
1,950,000	Series 2005-2A-B1L	2.05%	#^	10/30/2017	1,948,862
219,911	Series 2007-6A-A1	0.48%	#^	07/17/2019	219,048

	Avery Point Ltd.,
3,000,000	Series 2014-1A-A	1.78%	#^	04/25/2026	3,000,556
1,000,000	Series 2014-1A-B1	2.36%	#^	04/25/2026	1,000,897

	Babson Ltd.,
6,101,823	Series 2005-3A-A	0.51%	#^	11/10/2019	6,083,201
8,877,401	Series 2007-1X-A2A	0.47%	#	01/18/2021	8,852,157
3,500,000	Series 2014-3A-X	1.29%	#^	01/15/2026	3,503,943

	Betony Ltd.,
2,500,000	Series 2015-1A-X	1.26%	#^	04/15/2027	2,500,451

	Birchwood Park Ltd.,
1,000,000	Series 2014-1A-C2	3.40%	#^	07/15/2026	1,003,241

	Black Diamond Ltd.,
9,512,318	Series 2005-1A-A1	0.54%	#^	06/20/2017	9,498,449

	BlackRock Senior Income,
7,838,238	Series 2006-4A-A	0.50%	#^	04/20/2019	7,774,944
4,900,077	Series 2007-5A-A3	0.49%	#^	08/13/2019	4,847,008

	BlueMountain Ltd.,
10,436,877	Series 2007-3A-A1B	0.52%	#^	03/17/2021	10,351,305
4,000,000	Series 2014-3A-A1	1.48%	#^	10/15/2026	3,997,371
4,000,000	Series 2014-4A-B1	2.65%	#^	11/30/2026	4,018,944

	BMI Trust,
2,617,016	Series 2013-1AR-A1R	1.20%	#^	08/01/2021	2,605,308

	Bridgeport Ltd.,
852,851	Series 2006-1A-A1	0.51%	#^	07/21/2020	839,643

	Carlyle Global Market Strategies Ltd.,
2,250,000	Series 2013-2A-D	4.01%	#^	04/18/2025	2,222,632
530,000	Series 2013-4A-A1	1.72%	#^	10/15/2025	530,278

	Carlyle High Yield Partners Ltd.,
1,832,463	Series 2006-8A-A1	0.51%	#^	05/21/2021	1,810,888
12,481,142	Series 2006-8A-A2A	0.50%	#^	05/21/2021	12,369,838
9,408,895	Series 2006-9A-A1	0.51%	#^	08/01/2021	9,295,016
907,060	Series 2007-10A-A2A	0.47%	#^	04/19/2022	895,277

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Catamaran Ltd.,
$5,000,000	Series 2012-1A-A	1.66%	#^	12/20/2023	5,002,028
5,000,000	Series 2014-1A-A1	1.81%	#^	04/20/2026	5,012,443
1,250,000	Series 2014-1A-A2	2.06%	#^	04/20/2026	1,218,944
1,250,000	Series 2014-1A-B	2.91%	#^	04/20/2026	1,207,264

	Cent Ltd.,
2,413,236	Series 2005-10A-A1	0.52%	#^	12/15/2017	2,401,805
1,865,740	Series 2006-11A-A1	0.52%	#^	04/25/2019	1,846,241
500,000	Series 2013-18A-A	1.38%	#^	07/23/2025	493,995

	Clydesdale Ltd.,
4,743,094	Series 2006-1A-A1	0.51%	#^	12/19/2018	4,708,481

	ColumbusNova Ltd.,
3,250,000	Series 2006-1A-D	1.81%	#^	07/18/2018	3,211,659
5,696,981	Series 2007-1A-A1	0.51%	#^	05/16/2019	5,674,856

	Covenant Credit Partners Ltd.,
5,000,000	Series 2014-1A-A	1.74%	#^	07/20/2026	4,962,671

	Dryden Leveraged Loan,
2,500,000	Series 2006-16A-A2	0.64%	#^	10/20/2020	2,466,423

	Dryden Senior Loan Fund,
500,000	Series 2012-25A-D	4.23%	#^	01/15/2025	499,718

	Eaton Vance Ltd.,
4,438,946	Series 2006-8A-A	0.51%	#^	08/15/2022	4,400,773
1,500,000	Series 2006-8A-B	0.91%	#^	08/15/2022	1,444,194
829,963	Series 2007-9A-A2	0.49%	#^	04/20/2019	828,743

	Flatiron Ltd.,
1,000,000	Series 2013-1A-A1	1.66%	#^	01/17/2026	995,542

	Four Corners Ltd.,
2,081,308	Series 2006-3A-A	0.51%	#^	07/22/2020	2,072,053

	Franklin Ltd.,
975,124	Series 2006-5A-A2	0.53%	#^	06/15/2018	970,373

	Galaxy Ltd.,
2,117,500	Series 2006-7A-B	0.64%	#^	10/13/2018	2,119,717
5,000,000	Series 2012-12X-A	1.66%	#	05/19/2023	5,002,868

	GoldenTree Loan Opportunities Ltd.,
2,000,000	Series 2012-6A-D	4.46%	#^	04/17/2022	2,006,748
5,000,000	Series 2014-8A-A	1.71%	#^	04/19/2026	4,999,702

	Halcyon Loan Advisors Funding Ltd.,
9,000,000	Series 2012-1X-A2	2.76%	#	08/15/2023	9,013,072
1,000,000	Series 2014-1A-A1	1.79%	#^	04/18/2026	999,468
711,111	Series 2014-1A-X	1.23%	#^	04/18/2026	711,317
2,250,000	Series 2014-2A-C	3.73%	#^	04/28/2025	2,013,334

	ING Ltd.,
8,574,242	Series 2006-3A-A2A	0.47%	#^	12/13/2020	8,580,066
5,000,000	Series 2012-1RA-A1R	1.47%	#^	03/14/2022	5,006,136
1,000,000	Series 2012-1RA-A2R	2.09%	#^	03/14/2022	1,001,969
700,000	Series 2012-4A-A1	1.64%	#^	10/15/2023	700,003
3,000,000	Series 2012-4A-A2	2.50%	#^	10/15/2023	3,007,466

	Inwood Park Ltd.,
456,708	Series 2006-1A-A1A	0.48%	#^	01/20/2021	455,591

	Jamestown Ltd.,
4,000,000	Series 2014-4A-A1A	1.75%	#^	07/15/2026	3,995,824

	KKR Financial Corporation,
2,694,559	Series 2007-1A-A	0.61%	#^	05/15/2021	2,674,459
5,000,000	Series 2013-1A-A1	1.40%	#^	07/15/2025	4,917,882

	Landmark Ltd.,
2,500,000	Series 2005-6X-E	5.00%	#	01/14/2018	2,503,058
549,799	Series 2006-7A-A2L	0.70%	#^	07/15/2018	551,914
6,093,822	Series 2006-8A-A1	0.50%	#^	10/19/2020	6,071,460

	LCM LP,
5,000,000	Series 10AR-AR	1.51%	#^	04/15/2022	5,004,574
500,000	Series 10AR-BR	2.15%	#^	04/15/2022	500,620
500,000	Series 10AR-CR	3.10%	#^	04/15/2022	502,290
1,000,000	Series 11A-B	2.41%	#^	04/19/2022	1,001,331
3,500,000	Series 12A-A	1.73%	#^	10/19/2022	3,503,524
1,750,000	Series 15A-A	1.76%	#^	08/26/2024	1,752,879
1,000,000	Series 15A-C	3.36%	#^	08/25/2024	1,003,715

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	53

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LCM LP, (Cont.)
$5,000,000	Series 16A-A	1.75%	#^	07/15/2026	5,002,950
5,618,918	Series 5A-A1	0.49%	#^	03/21/2019	5,614,568
3,000,000	Series 5A-C	0.93%	#^	03/21/2019	2,925,046

	Madison Park Funding Ltd.,
1,275,000	Series 2014-13A-X	1.26%	#^	01/19/2025	1,275,564

	Magnetite Ltd.,
1,750,000	Series 2014-9A-A1	1.68%	#^	07/25/2026	1,741,636

	Mayport Ltd.,
4,163,428	Series 2006-1A-A2L	0.62%	#^	02/22/2020	4,157,965

	Mountain Capital Ltd.,
834,064	Series 2007-6A-A	0.49%	#^	04/25/2019	828,971

	Mountain Hawk Ltd.,
5,000,000	Series 2014-A3-A	1.75%	#^	04/18/2025	4,963,463

	Mountain View Ltd.,
16,325,540	Series 2006-2A-A1	0.50%	#^	01/12/2021	16,208,010

	Nautique Funding Ltd.,
6,282,145	Series 2006-1A-A1A	0.50%	#^	04/15/2020	6,209,900

	NewMark Capital Funding Ltd.,
9,750,000	Series 2013-1A-A2	1.35%	#^	06/02/2025	9,590,520
10,000,000	Series 2013-A1-A1	1.17%	#^	06/02/2025	9,779,978

	Northwoods Capital Corporation,
2,000,000	Series 2013-10-A1	1.65%	#^	11/04/2025	1,993,282

	Nylim Flatiron Ltd.,
8,349,934	Series 2006-1A-A1	0.50%	#^	08/08/2020	8,281,186

	Oak Hill Credit Partners,
1,000,000	Series 2012-7A-A	1.68%	#^	11/20/2023	999,077

	Ocean Trails,
139,458	Series 2006-1X-A1	0.50%	#	10/12/2020	139,109
9,750,000	Series 2013-4A-A	1.56%	#^	08/13/2025	9,694,820

	Octagon Investment Partners Ltd.,
702,252	Series 2006-1A-A1	0.50%	#^	04/23/2020	698,032

	OZLM Ltd.,
5,500,000	Series 2014-6A-A1	1.81%	#^	04/17/2026	5,513,698

	Pacifica Corporation,
4,811,834	Series 2006-6A-A1A	0.50%	#^	08/15/2021	4,767,613

	Prospect Park Ltd.,
3,489,026	Series 2006-1	0.50%	#^	07/15/2020	3,460,125

	Race Point Ltd.,
3,172,559	Series 2006-3-A	0.51%	#^	04/15/2020	3,169,831
1,389,027	Series 2007-4A-A1A	0.45%	#^	08/01/2021	1,384,766

	Regatta Funding Ltd.,
3,000,000	Series 2014-1A-A1A	1.79%	#^	10/25/2026	3,005,044

	Sands Point Funding Ltd.,
2,540,386	Series 2006-1A-A1	0.52%	#^	07/18/2020	2,540,771

	Silverado Ltd.,
6,152,425	Series 2006-II	0.49%	#^	10/16/2020	6,072,884

	Slater Mill Loan Fund,
3,800,000	Series 2012-1A-B	2.91%	#^	08/17/2022	3,828,448

	Sound Harbor Loan Fund Ltd.,
3,000,000	Series 2014-1A-A1	1.73%	#^	10/30/2026	2,992,768

	Steele Creek Ltd.,
2,000,000	Series 2014-1A-A1	1.86%	#^	08/21/2026	1,995,533

	Symphony Ltd.,
2,000,000	Series 2014-15A-X	1.20%	#^	10/17/2026	2,000,617

	Venture Ltd.,
4,000,000	Series 2005-1A-A2	0.71%	#^	11/22/2018	3,992,012
9,250,000	Series 2014-16A-A1L	1.75%	#^	04/15/2026	9,241,558
2,250,000	Series 2014-17A-A	1.73%	#^	07/15/2026	2,246,765
1,000,000	Series 2014-17A-B2	2.35%	#^	07/15/2026	996,740

	Vitesse Ltd.,
556,392	Series 2006-1A-A1L	0.51%	#^	08/17/2020	555,806

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wasatch Ltd.,
$13,029,333	Series 2006-1A-A1B	0.50%	#^	11/14/2022	12,565,831

	Washington Mill Ltd.,
5,000,000	Series 2014-1A-A1	1.76%	#^	04/20/2026	4,990,398
1,000,000	Series 2014-1A-B1	2.31%	#^	04/20/2026	993,753
1,000,000	Series 2014-1A-C	3.26%	#^	04/20/2026	978,023
2,625,000	Series 2014-1A-X	1.26%	#^	04/20/2026	2,625,984

	Westwood Ltd.,
7,835,644	Series 2006-1X-A1	0.51%	#	03/25/2021	7,761,395
4,434,333	Series 2007-2A-A1	0.48%	#^	04/25/2022	4,395,276

	WhiteHorse Ltd.,
2,500,000	Series 2012-1A-B1L	4.50%	#^	02/03/2025	2,443,812
5,000,000	Series 2013-1A-A1L	1.57%	#^	11/24/2025	4,964,114
3,250,000	Series 2014-1A-A	1.75%	#^	05/01/2026	3,242,617

	Wind River Ltd.,
10,000,000	Series 2013-2A-A1	1.71%	#^	01/18/2026	9,942,332

	Zais Ltd.,
4,500,000	Series 2014-2A-A1A	1.73%	#^	07/25/2026	4,478,418

	Total Collateralized Loan Obligations (Cost $469,823,024)				470,190,281

FOREIGN CORPORATE BONDS 19.3%
1,450,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	1,484,365
3,550,000	Agromercantil Senior Trust	6.25%		04/10/2019	3,634,135
4,311,000	Australia and New Zealand Banking Group Ltd.	3.25%	^	03/01/2016	4,415,149
1,500,000	Banco Davivienda S.A.	2.95%	^	01/29/2018	1,496,250
7,000,000	Banco Davivienda S.A.	2.95%		01/29/2018	6,982,500
4,000,000	Banco de Bogota S.A.	5.00%		01/15/2017	4,160,000
2,453,000	Banco de Chile	6.25%		06/15/2016	2,604,066
6,900,000	Banco de Costa Rica	5.25%		08/12/2018	7,069,050
5,500,000	Banco de Credito del Peru	2.75%		01/09/2018	5,552,250
4,500,000	Banco de Credito del Peru	2.75%	^	01/09/2018	4,542,750
8,000,000	Banco de Credito e Inversiones	3.00%		09/13/2017	8,182,976
2,000,000	Banco GNB Sudameris S.A.	3.88%	^	05/02/2018	1,940,000
9,000,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	8,730,000
7,500,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	8,287,500
4,000,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%		04/04/2017	4,120,000
3,525,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	3,690,252
7,000,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	7,113,400
1,000,000	Banco Regional SAECA	8.13%		01/24/2019	1,063,800
4,000,000	Banco Santander	1.88%	#	01/19/2016	4,030,000
1,640,000	Banco Santander	1.15%	#	04/11/2017	1,635,913
3,140,000	Banco Santander	2.14%	#	06/07/2018	3,204,370
11,100,000	Banco Santander Mexico	5.95%	#	01/30/2024	11,762,670
1,146,000	Bancolombia S.A.	6.88%		05/25/2017	1,243,410
5,000,000	Bancolombia S.A.	6.13%		07/26/2020	5,367,250
3,825,000	Bank Of Montreal	1.30%		07/15/2016	3,853,244
360,000	Bank Of Montreal	1.30%		07/14/2017	361,271
4,030,000	Bank Of Nova Scotia	1.25%		04/11/2017	4,042,650
8,750,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	9,012,500
11,000,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	11,605,000
2,761,000	BP Capital Markets PLC	1.85%		05/05/2017	2,795,217

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$1,100,000	BP Capital Markets PLC	1.67%		02/13/2018	1,105,499
3,625,000	British Telecommunications PLC	5.95%		01/15/2018	4,056,056
1,270,000	Celulosa Arauco y Constitucion S.A.	5.63%		04/20/2015	1,272,692
1,000,000	Cementos Progreso Trust	7.13%		11/06/2023	1,067,500
4,100,000	Cemex S.A.B. de C.V.	5.00%	#	10/15/2018	4,292,700
6,000,000	Cencosud S.A.	5.50%		01/20/2021	6,286,248
6,000,000	Central American Bottling Corporation	6.75%		02/09/2022	6,337,500
1,000,000	CNPC General Capital Ltd.	1.16%	#^	05/14/2017	1,001,917
500,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	495,625
11,000,000	Corpbanca S.A.	3.13%		01/15/2018	10,941,612
400,000	Corpbanca S.A.	3.88%		09/22/2019	401,268
4,500,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	4,578,750
4,450,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	4,527,875
1,000,000	Corporacion Nacional del Cobre de Chile	3.75%		11/04/2020	1,053,393
1,500,000	Cosan Overseas Ltd.	8.25%	†	11/05/2015	1,494,150
2,022,000	DBS Bank Ltd.	0.86%	#	07/15/2021	2,006,835
7,627,000	DBS Bank Ltd.	3.63%	#	09/21/2022	7,917,688
7,000,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	7,011,536
1,800,000	Ecopetrol S.A.	4.25%		09/18/2018	1,890,000
2,000,000	Embraer Overseas Ltd.	6.38%		01/24/2017	2,107,100
2,500,000	Empresas Publicas de Medellin E.S.P.	7.63%		07/29/2019	2,956,250
11,465,116	ENA Norte Trust	4.95%		04/25/2023	11,837,732
2,500,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	2,543,750
6,500,000	Fondo Mivivienda S.A.	3.38%	^	04/02/2019	6,613,750
9,000,000	Freeport-McMoRan Copper & Gold, Inc.	2.38%		03/15/2018	8,960,841
6,000,000	Global Bank Corporation	4.75%		10/05/2017	6,186,000
1,500,000	Global Bank Corporation	5.13%		10/30/2019	1,563,600
4,000,000	Global Bank Corporation	5.13%	^	10/30/2019	4,169,600
3,100,000	Globo Communicacao e Participacoes S.A.	6.25%	#†	07/20/2015	3,146,500
12,550,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	13,130,437
200,000	Grupo Aval Ltd.	5.25%	^	02/01/2017	209,500
9,300,000	Grupo Aval Ltd.	5.25%		02/01/2017	9,741,750
2,800,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	3,026,800
3,000,000	Grupo Televisa S.A.B	6.00%		05/15/2018	3,417,270
6,400,000	GrupoSura Finance S.A.	5.70%		05/18/2021	6,888,000
450,000	Guanay Finance Ltd.	6.00%		12/15/2020	473,625
1,500,000	Hutchison Whampoa International Ltd.	2.00%		11/08/2017	1,512,540
732,513	Interoceanica IV Finance Ltd.	0.00%		11/30/2018	693,323
9,500,000	Inversiones CMPC S.A.	4.75%		01/19/2018	9,983,920
6,500,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	6,944,834
8,000,000	LPG International, Inc.	7.25%		12/20/2015	8,236,000
2,800,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	2,387,000
2,500,000	Millicom International Cellular S.A.	6.63%		10/15/2021	2,653,125
1,000,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	955,000
3,900,000	National Australia Bank Ltd.	3.00%	^	07/27/2016	4,014,024
3,000,000	Oleoducto Central S.A.	4.00%		05/07/2021	2,994,000
1,700,000	ONGC Videsh Ltd.	3.25%		07/15/2019	1,730,338
4,025,000	Orange S.A.	2.75%		09/14/2016	4,116,718
5,000,000	Oversea-Chinese Banking Corporation	3.75%	#	11/15/2022	5,196,500
7,000,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	7,305,550

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$7,000,000	Pacific Rubiales Energy Corporation	5.38%		01/26/2019	4,637,500
1,000,000	Pacific Rubiales Energy Corporation	5.38%	^	01/26/2019	662,500
188,273	Peru Enhanced Pass-Through Finance Ltd.	0.00%	^	05/31/2018	180,102
7,000,377	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	6,696,561
4,500,000	Petrobras Global Finance B.V.	1.88%	#	05/20/2016	4,264,200
1,500,000	Petrobras Global Finance B.V.	2.00%		05/20/2016	1,438,500
1,500,000	Petrobras Global Finance B.V.	2.39%	#	01/15/2019	1,303,125
2,400,000	Petroleos Mexicanos	2.30%	#	07/18/2018	2,462,400
10,000,000	Petroleos Mexicanos	3.50%		07/18/2018	10,425,000
4,500,000	Raizen Energy Finance Ltd.	7.00%		02/01/2017	4,803,750
2,577,150	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	2,782,678
4,500,000	Reliance Holdings, Inc.	4.50%		10/19/2020	4,808,633
300,000	Rio Oil Finance Trust	6.25%		07/06/2024	274,206
9,000,000	Sigma Alimentos S.A.	5.63%		04/14/2018	9,821,250
600,000	Sinopec Group Overseas Development Ltd.	1.17%	#^	04/10/2019	599,411
3,000,000	SK Telecom Company Ltd.	2.13%		05/01/2018	3,028,791
6,700,000	Sociedad Quimica y Minera S.A.	6.13%		04/15/2016	6,800,366
1,000,000	Tanner Servicios Financieros S.A.	4.38%	^	03/13/2018	984,789
1,500,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	1,477,184
200,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	205,500
2,079,000	Telemovil Finance Company Ltd.	8.00%		10/01/2017	2,172,555
1,400,000	Tencent Holdings Ltd.	2.88%	^	02/11/2020	1,411,770
5,000,000	United Overseas Bank Ltd.	2.88%	#	10/17/2022	5,099,000
6,800,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	7,057,448
450,000	Vale Overseas Ltd.	4.63%		09/15/2020	450,900
4,015,000	Westpac Banking Corporation	2.00%		08/14/2017	4,094,027

	Total Foreign Corporate Bonds (Cost $444,329,963)				445,358,305

FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.3%
600,000	Brazilian Government International Bond	8.00%		01/15/2018	649,500
2,184,000	Colombia Government International Bond	8.70%		02/15/2016	2,353,260
3,670,000	Corporacion Andina de Fomento	3.75%		01/15/2016	3,762,451

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $6,681,921)				6,765,211

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 17.5%

	Asset Securitization Corporation,
5,624,177	Series 1997-D4-PS1	2.02%	# I/O	04/14/2029	168,694

	Banc of America Commercial Mortgage Trust,
9,750,000	Series 2006-5-AM	5.45%		09/10/2047	10,243,282
6,340,000	Series 2006-6-AM	5.39%		10/10/2045	6,711,270
9,150,000	Series 2007-5-AM	5.77%	#	02/10/2051	9,774,460

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	55

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Bear Stearns Commercial Mortgage Securities, Inc.,
$34,733	Series 2004-PWR4-A3	5.47%	#	06/11/2041	34,721
1,066,285	Series 2005-PWR8-A4	4.67%		06/11/2041	1,067,158
6,250,000	Series 2005-PWR8-AJ	4.75%		06/11/2041	6,281,109
465,936	Series 2005-T18-AJ	5.01%	#	02/13/2042	465,966
6,254,000	Series 2006-PW13-AJ	5.61%	#	09/11/2041	6,445,266
407,755	Series 2007-PW17-AAB	5.70%		06/11/2050	410,026

	Boca Hotel Portfolio Trust,
1,523,024	Series 2013-BOCA-A	1.32%	#^	08/15/2026	1,523,333
4,100,000	Series 2013-BOCA-D	3.22%	#^	08/15/2026	4,096,642

	CD Commercial Mortgage Trust,
10,000,000	Series 2006-CD2-AM	5.35%	#	01/15/2046	10,331,000

	Citigroup Commercial Mortgage Trust,
10,500,000	Series 2007-C6-AMFX	5.70%	#^	12/10/2049	11,185,923

	COBALT Commercial Mortgage Trust,
12,000,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	12,293,214

	Commercial Mortgage Pass-Through Certificates,
9,605,456	Series 2012-CR2-XA	1.90%	# I/O	08/15/2045	929,477
37,252	Series 2012-MVP-A	2.12%	#^	11/17/2026	37,259
28,822,764	Series 2014-CR19-XA	1.47%	# I/O	08/10/2047	2,271,248
8,600,000	Series 2014-KYO-E	2.53%	#^	06/11/2027	8,599,880
9,650,000	Series 2014-KYO-F	3.68%	#^	06/11/2027	9,637,677
3,890,000	Series 2014-TWC-C	2.02%	#^	02/13/2032	3,893,937

	Countrywide Commercial Mortgage Trust,
9,804,029	Series 2007-MF1-A	6.28%	#^	11/12/2043	10,318,740

	Credit Suisse First Boston Mortgage Securities Corporation,
302,324	Series 1998-C2-F	6.75%	#^	11/15/2030	311,834
9,500,000	Series 2005-C2-AMFX	4.88%		04/15/2037	9,501,924
2,000,000	Series 2005-C6-AM	5.23%	#	12/15/2040	2,042,713

	Credit Suisse Mortgage Capital Certificates,
5,940,000	Series 2006-C4-AM	5.51%		09/15/2039	6,263,210
5,725,000	Series 2007-C4-A1AM	5.90%	#	09/15/2039	6,205,322
4,350,000	Series 2014-SURF-E	3.28%	#^	02/15/2029	4,348,512

	Del Coronado Trust,
2,100,000	Series 2013-HDC-A	0.97%	#^	03/15/2026	2,102,529
2,500,000	Series 2013-HDC-B	1.47%	#^	03/15/2026	2,500,700

	Extended Stay America Trust,
5,000,000	Series 2013-ESH5-A15	1.28%	^	12/05/2031	4,975,504

	GE Capital Commercial Mortgage Corporation,
494,261	Series 2005-C2-B	5.11%	#	05/10/2043	494,120

	Greenwich Capital Commercial Funding Corporation,
6,535,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	7,082,336

	GS Mortgage Securities Corporation,
5,650,000	Series 2006-GG6-AJ	5.71%	#	04/10/2038	5,778,944
447,352	Series 2012-GCJ7-A1	1.14%		05/10/2045	448,612

	JP Morgan Chase Commercial Mortgage Securities Corporation,
169,011	Series 2004-LN2-A2	5.12%		07/15/2041	169,196
10,991	Series 2006-CB14-ASB	5.51%	#	12/12/2044	11,012
118,509	Series 2006-CB15-ASB	5.79%	#	06/12/2043	119,584
831,403	Series 2006-CB17-ASB	5.42%		12/12/2043	848,044
4,450,000	Series 2006-LDP8	5.44%		05/15/2045	4,676,794
5,970,000	Series 2006-LDP8-AJ	5.48%	#	05/15/2045	6,244,342
8,680,000	Series 2006-LDP9-AM	5.37%		05/15/2047	9,035,068
2,700,000	Series 2007-CIBC19-AM	5.89%	#	02/12/2049	2,858,759
5,150,000	Series 2007-CIBC20	6.28%	#	02/12/2051	5,429,949
5,050,000	Series 2007-LD12-AM	6.21%	#	02/15/2051	5,494,153
421,298	Series 2010-C1-A1	3.85%	^	06/15/2043	421,557
367,053	Series 2011-PLSD-A1	2.19%	^	11/13/2044	371,397
5,000,000	Series 2013-JWRZ-A	0.95%	#^	04/15/2030	4,999,053
2,400,000	Series 2013-JWRZ-D	3.16%	#^	04/15/2030	2,400,194
5,750,000	Series 2014-FBLU-B	1.67%	#^	12/15/2028	5,755,994
2,500,000	Series 2014-INN-C	1.88%	#^	06/15/2029	2,490,064
2,500,000	Series 2014-INN-D	2.53%	#^	06/15/2029	2,487,344
9,000,000	Series 2014-PHH-D	2.57%	#^	08/15/2027	9,039,308
10,500,000	Series 2015-CSMO-C	2.43%	#^	01/15/2032	10,516,440

	LB-UBS Commercial Mortgage Trust,
10,345,000	Series 2005-C7-AJ	5.32%	#	11/15/2040	10,582,878
4,350,000	Series 2006-C7-AM	5.38%		11/15/2038	4,596,863

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LB-UBS Commercial Mortgage Trust, (Cont.)
$7,650,000	Series 2007-C2-AM	5.49%	#	02/15/2040	8,099,529
7,081,600	Series 2007-C7-AJ	6.35%	#	09/15/2045	7,599,945

	LMREC, Inc.,
8,385,000	Series 2015-CRE1-A	1.92%	#^	02/22/2032	8,465,496

	Merrill Lynch Mortgage Trust,
3,250,000	Series 2005-CIP1-AM	5.11%	#	07/12/2038	3,283,049
10,350,000	Series 2005-CKI1-AJ	5.45%	#	11/12/2037	10,555,189

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
8,000,000	Series 2006-1-AJ	5.75%	#	02/12/2039	8,203,464

	Morgan Stanley Bank of America Merrill Lynch Trust,
3,848,508	Series 2012-C5-XA	1.87%	#^ I/O	08/15/2045	305,115

	Morgan Stanley Capital, Inc.,
9,000,000	Series 2005-HQ7-AJ	5.36%	#	11/14/2042	9,118,152
4,750,000	Series 2005-IQ10-AJ	5.20%	#	09/15/2042	4,816,058
10,750,000	Series 2005-T19-AJ	4.99%	#	06/12/2047	10,845,181
22,125,486	Series 2006-HQ10-X1	0.70%	#^ I/O	11/12/2041	143,948
9,252,567	Series 2006-XLF-J	0.60%	#^	07/15/2019	9,187,350
9,000,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	9,411,642
7,657,000	Series 2007-IQ13-AM	5.41%		03/15/2044	8,165,425
10,055,000	Series 2007-IQ16-AM	6.29%	#	12/12/2049	11,053,472
4,350,000	Series 2007-XLFA-D	0.36%	#^	10/15/2020	4,300,678

	Morgan Stanley Re-Remic Trust,
1,715,000	Series 2009-GG10-A4B	5.99%	#^	08/12/2045	1,841,752
839,050	Series 2012-IO-AXA	1.00%	^	03/27/2051	832,170

	Wachovia Bank Commercial Mortgage Trust,
24,860	Series 2006-C26-APB	6.00%		06/15/2045	25,276
8,500,000	Series 2007-C30-AM	5.38%		12/15/2043	9,022,997
6,770,000	Series 2007-C31-AM	5.59%	#	04/15/2047	7,235,434
6,850,000	Series 2007-C32-AMFX	5.70%	^	06/15/2049	7,361,609
8,065,000	Series 2007-C33-AM	5.96%	#	02/15/2051	8,748,662

	WF-RBS Commercial Mortgage Trust,
3,372,594	Series 2012-C8-XA	2.19%	#^ I/O	08/15/2045	336,153

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $410,527,903)				406,282,281

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 11.3%

	Ameriquest Mortgage Securities, Inc.,
13,149,192	Series 2004-R11-M1	1.16%	#	11/25/2034	12,323,252

	Banc of America Funding Corporation,
1,186,994	Series 2005-E-6A1	3.12%	#	05/20/2035	1,190,908
749,775	Series 2012-R4-A	0.43%	#^	03/04/2039	739,470
2,604,536	Series 2012-R5-A	0.43%	#^	10/03/2039	2,574,733

	Banc of America Mortgage Securities, Inc.,
4,189,418	Series 2005-E-2A1	2.68%	#	06/25/2035	4,036,936

	BCAP LLC Trust,
34,558	Series 2009-RR13-6A5	6.00%	#^	04/26/2037	35,640
877,222	Series 2011-RR12-2A5	2.19%	#^	12/26/2036	876,771
4,919,052	Series 2011-RR1-8A3	6.00%	#^	08/28/2021	4,886,364
4,382,763	Series 2013-RR1-4A2	4.00%	#^	08/26/2037	4,381,016

	Bear Stearns Adjustable Rate Mortgage Trust,
7,504,406	Series 2003-9-4A1	2.72%	#	02/25/2034	7,517,606

	Bear Stearns Asset Backed Securities Trust,
1,401,487	Series 2004-AC2-2A	5.00%		05/25/2034	1,413,968

	Blue Elephant Loan Trust,
4,500,000	Series 2015-1-A	3.12%	^	12/15/2022	4,501,350

	Citigroup Mortgage Loan Trust, Inc.,
5,095,017	Series 2006-AR1-2A1	2.51%	#	03/25/2036	4,844,628
3,964,997	Series 2007-WFHE2-A3	0.35%	#	03/25/2037	3,889,127
400,562	Series 2010-12-3A1	4.00%	^	04/25/2037	406,766
1,099,026	Series 2010-8-5A6	4.00%	^	11/25/2036	1,120,690
712,337	Series 2011-12-1A1	3.50%	#^	04/25/2036	715,932
625,169	Series 2011-12-3A1	2.55%	#^	09/25/2047	624,563

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Consumer Credit Origination Loan Trust,
$4,295,083	Series 2015-1-A	2.82%	^	03/15/2021	4,314,325

	Countrywide Alternative Loan Trust,
1,654,037	Series 2004-28CB-1A1	5.50%		01/25/2035	1,711,482
228,777	Series 2007-HY5R-2A1A	2.91%	#	03/25/2047	241,431

	Countrywide Asset-Backed Certificates,
1,158,755	Series 2005-15-1AF6	4.57%	#	04/25/2036	1,178,380
652,374	Series 2006-2-2A2	0.36%	#	06/25/2036	638,631

	Countrywide Home Loans,
15,901,452	Series 2004-HYB9-1A1	2.47%	#	02/20/2035	15,709,951

	Credit Suisse First Boston Mortgage Securities Corporation,
445,633	Series 2005-11-5A1	5.25%		12/25/2020	456,200

	Credit Suisse Mortgage Capital Certificates,
75,583	Series 2009-13R-2A1	6.00%	^	01/26/2037	75,693
21,590	Series 2010-1R-5A1	4.96%	#^	01/27/2036	21,724
12,000,000	Series 2011-5R-6A9	2.65%	#^	11/27/2037	10,818,960
7,842,122	Series 2013-3R-1A1	1.30%	#^	04/27/2035	7,256,435

	Ellington Loan Acquisition Trust,
758,860	Series 2007-2-A2A	1.07%	#^	05/25/2037	755,485

	Fieldstone Mortgage Investment Trust,
2,257,076	Series 2004-5-M2	1.90%	#	02/25/2035	2,234,881

	First Franklin Mortgage Loan Trust,
5,640,824	Series 2005-FF12-A2B	0.43%	#	11/25/2036	5,577,235
928,554	Series 2006-FF1-2A3	0.41%	#	01/25/2036	919,648

	First Horizon Asset Securities, Inc.,
14,276,395	Series 2007-AR2-1A1	2.60%	#	08/25/2037	11,831,125

	GSR Mortgage Loan Trust,
7,516,026	Series 2005-AR7-3A1	2.50%	#	11/25/2035	7,102,096
1,636,274	Series 2006-4F-2A7	5.50%		05/25/2036	1,599,302

	Home Equity Mortgage Loan Asset-Backed Trust,
2,746,853	Series 2006-D-2A2	0.28%	#	11/25/2036	2,686,463

	Impac Secured Assets Trust,
18,915,076	Series 2006-5-1A1C	0.44%	#	02/25/2037	14,719,561

	Jefferies & Company, Inc.,
298,707	Series 2010-R7-5A1	1.17%	#^	09/26/2035	294,121

	JP Morgan Alternative Loan Trust,
1,569,877	Series 2006-S4-A6	5.71%	#	12/25/2036	1,450,584

	JP Morgan Mortgage Acquisition Corporation,
3,090,574	Series 2006-NC1-A4	0.34%	#	04/25/2036	3,039,887
4,037,328	Series 2007-CH5-A3	0.28%	#	05/25/2037	3,955,164

	JP Morgan Mortgage Trust,
173,848	Series 2007-S1-1A1	5.00%		03/25/2022	171,903
205,381	Series 2007-S3-2A2	5.50%		08/25/2022	204,196

	JP Morgan Resecuritization Trust,
260,814	Series 2009-7-8A1	2.87%	#^	01/27/2047	261,101
238,250	Series 2011-2-2A3	3.50%	#^	07/26/2036	239,941
176,120	Series 2011-2-6A11	5.50%	#^	12/26/2035	175,358
778,406	Series 2012-2-3A3	2.26%	#^	10/26/2036	777,241

	Lehman XS Trust,
3,439,662	Series 2007-4N-1A1	0.30%	#	03/25/2047	3,351,904

	MASTR Adjustable Rate Mortgages Trust,
12,305,797	Series 2006-2-2A1	2.56%	#	04/25/2036	11,568,176
2,817,269	Series 2007-2-A2	0.28%	#	03/25/2047	2,764,273

	MASTR Asset Backed Securities Trust,
101,717	Series 2006-NC1-A3	0.36%	#	01/25/2036	100,676

	Merrill Lynch Mortgage Investors Trust,
8,520,580	Series 2005-3-2A	2.16%	#	11/25/2035	8,396,742

	Morgan Stanley Capital, Inc.,
1,568,970	Series 2005-WMC3-M3	0.88%	#	03/25/2035	1,568,821
323,546	Series 2006-NC2-A2C	0.35%	#	02/25/2036	323,920

	Morgan Stanley Mortgage Loan Trust,
144,807	Series 2004-1-1A1	5.00%		11/25/2018	148,110

	Opteum Mortgage Acceptance Corporation,
2,143,151	Series 2005-5-2AN	5.68%	#	12/25/2035	2,234,634

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Pacific Bay Ltd.,
$12,069,750	Series 2003-1A-A2	1.57%	#^	11/04/2038	11,526,611

	Residential Asset Mortgage Products, Inc.,
10,375,167	Series 2005-EFC7-AI3	0.42%	#	12/25/2035	9,712,028
9,777,423	Series 2006-RS4-A3	0.34%	#	07/25/2036	9,521,514

	Residential Asset Securities Corporation,
3,868,808	Series 2006-KS6-A3	0.32%	#	08/25/2036	3,719,401
6,641,023	Series 2007-KS2-AI2	0.29%	#	02/25/2037	6,564,183

	Residential Funding Mortgage Securities Trust,
152,310	Series 2003-S16-A1	4.75%		09/25/2018	153,695
1,822,871	Series 2007-HI1-A3	5.72%		03/25/2037	1,862,079

	Soundview Home Equity Loan Trust,
4,710,096	Series 2007-NS1-A2	0.32%	#	01/25/2037	4,610,577

	Springleaf Mortgage Loan Trust,
7,032,603	Series 2014-3A-A	1.87%	#^	09/25/2057	7,031,668

	Structured Adjustable Rate Mortgage Loan Trust,
76,877	Series 2006-5-5A3	4.96%	#	06/25/2036	76,747
3,448,911	Series 2007-1-2A2	4.31%	#	02/25/2037	3,303,654

	Structured Asset Securities Corporation,
592,135	Series 2003-24A-1A3	2.44%	#	07/25/2033	587,982
245,469	Series 2004-15-2A1	4.75%		09/25/2019	249,136
602,073	Series 2005-10-6A1	5.00%		06/25/2020	624,332
5,062,096	Series 2005-AXS-1A3	5.00%	#	03/25/2035	5,111,436

	Washington Mutual Mortgage Pass-Through Certificates,
1,924,194	Series 2002-AR16-A	2.45%	#	12/25/2032	1,865,821

	Wells Fargo Alternative Loan Trust,
510,794	Series 2007-PA5-2A1	6.00%		11/25/2022	526,124

	Wells Fargo Mortgage Backed Securities Trust,
6,507,757	Series 2006-AR6-5A1	2.62%	#	03/25/2036	6,515,684

	Wells Fargo Mortgage Loan Trust,
408,496	Series 2012-RR1-A1	2.85%	#^	08/27/2037	410,783

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $259,298,017)				260,928,935

US CORPORATE BONDS 9.3%
4,200,000	American Express Credit Corporation	1.13%		06/05/2017	4,199,811
3,975,000	Amgen, Inc.	2.13%		05/15/2017	4,049,468
3,915,000	Anheuser-Busch InBev Worldwide, Inc.	1.38%		07/15/2017	3,940,694
3,890,000	AT&T, Inc.	1.70%		06/01/2017	3,904,588
4,215,000	Bank of America Corporation	2.00%		01/11/2018	4,249,053
4,085,000	BB&T Corporation	2.15%		03/22/2017	4,160,683
3,139,000	Berkshire Hathaway Finance Corporation	0.95%		08/15/2016	3,153,753
901,000	Berkshire Hathaway Finance Corporation	1.60%		05/15/2017	914,861
3,700,000	Boeing Company	3.75%		11/20/2016	3,881,300
4,150,000	Caterpillar Financial Services Corporation	1.00%		03/03/2017	4,166,314
4,010,000	Chevron Corporation	1.37%		03/02/2018	4,030,643
4,105,000	Citigroup, Inc.	1.35%		03/10/2017	4,099,388
3,696,000	Comcast Corporation	6.50%		01/15/2017	4,054,615
4,095,000	ConocoPhillips Company	1.05%		12/15/2017	4,081,790
4,099,000	Covidien International Finance S.A.	6.00%		10/15/2017	4,573,111
1,530,000	Daimler Finance North America LLC	1.45%	^	08/01/2016	1,540,598
2,425,000	Daimler Finance North America LLC	1.65%	^	03/02/2018	2,439,145
3,925,000	DIRECTV Holdings LLC	2.40%		03/15/2017	3,996,725

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	57

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$4,225,000	Duke Energy Corporation	1.63%		08/15/2017	4,272,333
4,455,000	eBay, Inc.	1.35%		07/15/2017	4,451,356
150,000	Ecolab, Inc.	1.55%		01/12/2018	150,063
3,512,000	ERP Operating LP	5.75%		06/15/2017	3,848,885
500,000	Express Scripts Holding Company	2.65%		02/15/2017	512,331
3,410,000	Express Scripts Holding Company	1.25%		06/02/2017	3,408,036
3,875,000	General Electric Capital Corporation	2.90%		01/09/2017	4,016,899
3,481,000	General Mills, Inc.	5.70%		02/15/2017	3,774,020
3,839,000	Gilead Sciences, Inc.	3.05%		12/01/2016	3,974,858
3,680,000	Goldman Sachs Group, Inc.	5.75%		10/01/2016	3,927,473
3,750,000	Hewlett-Packard Company	3.30%		12/09/2016	3,878,768
200,000	Hewlett-Packard Company	2.60%		09/15/2017	205,148
4,030,000	John Deere Capital Corporation	1.40%		03/15/2017	4,072,045
3,950,000	JP Morgan Chase & Company	3.15%		07/05/2016	4,052,874
100,000	JP Morgan Chase & Company	1.35%		02/15/2017	100,381
3,930,000	Kellogg Company	1.75%		05/17/2017	3,971,296
3,642,000	Kinder Morgan Energy Partners LP	6.00%		02/01/2017	3,914,797
3,943,000	Kraft Foods, Inc.	4.13%		02/09/2016	4,049,855
3,720,000	Kroger Company	2.20%		01/15/2017	3,784,456
2,040,000	Laboratory Corporation	2.50%		11/01/2018	2,084,896
2,600,000	McKesson Corporation	1.29%		03/10/2017	2,603,487
4,025,000	Metropolitan Life Global Funding	1.50%	^	01/10/2018	4,044,107
4,010,000	Morgan Stanley	1.88%		01/05/2018	4,039,554
3,335,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	3,336,744
4,054,000	Mylan, Inc.	1.80%		06/24/2016	4,087,344
3,851,000	National Rural Utilities Cooperative Finance Corporation	1.10%		01/27/2017	3,868,095
3,810,000	ONEOK Partners LP	3.25%		02/01/2016	3,861,309
3,995,000	Oracle Corporation	2.38%		01/15/2019	4,098,055
3,775,000	Phillips 66	2.95%		05/01/2017	3,905,743
3,875,000	PNC Funding Corporation	2.70%		09/19/2016	3,968,016
3,960,000	Procter & Gamble Company	0.75%		11/04/2016	3,966,748
3,775,000	Simon Property Group LP	2.15%		09/15/2017	3,854,675
4,030,000	Southern Company	1.95%		09/01/2016	4,093,416
3,925,000	Thomson Reuters Corporation	1.30%		02/23/2017	3,930,715
1,895,000	Toyota Motor Credit Corporation	1.75%		05/22/2017	1,925,225
2,400,000	Toyota Motor Credit Corporation	1.45%		01/12/2018	2,415,996
4,216,000	Walgreens Boots Alliance, Inc.	1.75%		11/17/2017	4,256,431
4,150,000	Wal-Mart Stores, Inc.	1.13%		04/11/2018	4,156,856
3,754,000	Waste Management, Inc.	2.60%		09/01/2016	3,823,599
3,850,000	WellPoint, Inc.	1.88%		01/15/2018	3,880,773
625,000	WellPoint, Inc.	2.30%		07/15/2018	634,505
4,115,000	Wells Fargo & Company	2.10%		05/08/2017	4,205,316
4,025,000	Xerox Corporation	2.95%		03/15/2017	4,146,269
4,075,000	Zimmer Holdings, Inc.	1.45%		04/01/2017	4,085,978

	Total US Corporate Bonds (Cost $214,362,309)				215,076,266

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 1.0%

	Federal Home Loan Mortgage Corporation,
$213,206	Pool G06871	6.00%		06/01/2038	243,770
464,346	Pool G06954	6.00%		05/01/2040	527,287
575,833	Pool N70081	5.50%		07/01/2038	655,347

	Federal Home Loan Mortgage Corporation,
107,189	Series 3267-BA	5.80%		11/15/2036	117,028
322,501	Series 3818-JA	4.50%		01/15/2040	336,855
90,403	Series 3872-BA	4.00%		06/15/2041	95,031
6,449,374	Series 4050-BC	2.00%		05/15/2041	6,346,117

	Federal National Mortgage Association,
313,675	Series 2011-64-DB	4.00%		07/25/2041	338,522
2,831,396	Series 2012-133-PB	6.50%		04/25/2042	3,228,805

	Federal National Mortgage Association Pass-Thru,
71,361	Pool 995112	5.50%		07/01/2036	80,711
282,169	Pool AB3850	4.00%		11/01/2041	296,218
229,605	Pool AD0189	5.50%		02/01/2039	259,257
433,078	Pool AL1690	6.00%		05/01/2041	494,160
341,992	Pool AL1691	6.00%		06/01/2041	390,321
449,993	Pool AL1744	6.00%		10/01/2040	513,534
8,826,607	Pool AL4292	4.50%		04/01/2026	9,519,198

	Total US Government / Agency Mortgage Backed Obligations (Cost $22,728,890)				23,442,161

US GOVERNMENT BONDS AND NOTES 6.9%
22,200,000	United States Treasury Notes	1.00%		09/30/2016	22,390,787
24,950,000	United States Treasury Notes	1.00%		10/31/2016	25,168,313
25,050,000	United States Treasury Notes	0.88%		11/30/2016	25,214,378
23,450,000	United States Treasury Notes	3.13%		01/31/2017	24,562,046
22,500,000	United States Treasury Notes	3.25%		03/31/2017	23,693,557
18,800,000	United States Treasury Notes	0.88%		05/15/2017	18,907,216
21,050,000	United States Treasury Notes	1.00%		09/15/2017	21,193,077

	Total US Government Bonds and Notes (Cost $160,743,827)				161,129,374

AFFILIATED MUTUAL FUNDS 2.1% (a)
5,000,000	DoubleLine Low Duration Emerging Markets Fixed Income Fund				49,150,000

	Total Affiliated Mutual Funds (Cost $50,000,000)				49,150,000

SHORT TERM INVESTMENTS 0.3%
2,204,971	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.03%	♦		2,204,971
2,204,971	Fidelity Institutional Government Portfolio	0.01%	♦		2,204,971
2,204,971	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		2,204,971

	Total Short Term Investments (Cost $6,614,913)				6,614,913

	Total Investments 99.5% (Cost $2,302,042,703)				2,302,535,046
	Other Assets in Excess of Liabilities 0.5%				12,633,003

	NET ASSETS 100.0%				$2,315,168,049

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

SECURITY TYPE BREAKDOWN as a % of Net Assets
Collateralized Loan Obligations	20.3%
Foreign Corporate Bonds	19.3%
Non-Agency Commercial Mortgage Backed Obligations	17.5%
Non-Agency Residential Collateralized Mortgage Obligations	11.3%
Bank Loans	9.9%
US Corporate Bonds	9.3%
US Government Bonds and Notes	6.9%
Affiliated Mutual Funds	2.1%
Asset Backed Obligations	1.3%
US Government / Agency Mortgage Backed Obligations	1.0%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.3%
Short Term Investments	0.3%
Other Assets and Liabilities	0.5%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets
United States	79.0%
Colombia	2.8%
Chile	2.6%
Mexico	2.6%
Peru	2.3%
Brazil	1.9%
Singapore	1.5%
Panama	1.2%
United Kingdom	0.7%
Costa Rica	0.6%
Israel	0.6%
Guatemala	0.5%
Australia	0.5%
Indonesia	0.4%
Canada	0.4%
Netherlands	0.3%
Luxembourg	0.3%
India	0.3%
China	0.2%
France	0.2%
Supranational	0.2%
South Korea	0.1%
Qatar	0.1%
El Salvador	0.1%
Paraguay	0.1%
Other Assets and Liabilities	0.5%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets
Collateralized Loan Obligations	20.3%
Non-Agency Commercial Mortgage Backed Obligations	17.5%
Banking	11.3%
Non-Agency Residential Collateralized Mortgage Obligations	11.3%
US Government Bonds and Notes	6.9%
Oil & Gas	3.3%
Media	2.4%
Healthcare	2.1%
Affiliated Mutual Funds	2.1%
Telecommunications	1.9%
Utilities	1.5%
Asset Backed Obligations	1.3%
Leisure	1.3%
Transportation	1.2%
Food Products	1.1%
Business Equipment and Services	1.0%
Electronics/Electric	1.0%
US Government/Agency Mortgage Backed Obligations	1.0%
Chemicals/Plastics	1.0%
Finance	0.8%
Beverage and Tobacco	0.8%
Consumer Products	0.7%
Automotive	0.7%
Food/Drug Retailers	0.6%
Financial Intermediaries	0.5%
Pharmaceuticals	0.5%
Pulp & Paper	0.5%
Mining	0.5%
Retailers (other than Food/Drug)	0.4%
Construction	0.4%
Building and Development	0.4%
Technology	0.4%
Insurance	0.4%
Air Transport	0.3%
Energy	0.3%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.3%
Short Term Investments	0.3%
Aerospace & Defense	0.3%
Industrial Equipment	0.3%
Real Estate	0.3%
Environmental Control	0.2%
Conglomerates	0.1%
Other Assets and Liabilities	0.5%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2015.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2015, the value of these securities amounted to $707,467,347 or 30.7% of net assets.

¥	Illiquid security. At March 31, 2015, the value of these securities amount to $5,044,000 or 0.2% of net assets.

†	Perpetual Maturity

I/O	Interest only security

(a)	Institutional class shares held

♦	Seven-day yield as of March 31, 2015

Investments in Affiliates

Generally, an issuer is an affiliate of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of the DoubleLine Low Duration Bond Fund’s investments in affiliated mutual funds for the year ended March 31, 2015 is as follows:

Fund	Value at March 31, 2014	Gross Purchases	Gross Sales	Shares Held at March 31, 2015	Value at March 31, 2015	Dividend Income Earned in the Year Ended March 31, 2015	Net Realized Gain (Loss) in the Year Ended March 31, 2015
DoubleLine Low Duration Emerging Markets Fixed Income Fund	$—	$50,000,000	$—	5,000,000	$49,150,000	$1,817,110	$—

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	59

Schedule of Investments DoubleLine Floating Rate Fund	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 90.4%

AEROSPACE & DEFENSE 1.1%

	B/E Aerospace, Inc.,
$3,997,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	12/16/2021	4,034,937

AIR TRANSPORT 2.8%

	American Airlines, Inc.,
4,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	10/08/2021	4,029,260

	Delta Air Lines, Inc.,
1,927,364	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.25%	#	10/18/2018	1,929,763

	Orbitz Worldwide, Inc.,
3,980,000	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	04/15/2021	3,991,821

					9,950,844

AUTOMOTIVE 9.5%

	American Tire Distributors, Inc.,
3,963,497	Guaranteed Senior Secured 1st Lien Term Loan	7.00%	#	06/01/2018	3,973,406
4,000,000	Guaranteed Senior Secured 1st Lien Term Loan	5.25%	#	09/01/2021	4,022,500

	Dealer Tire LLC,
3,541,125	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	12/22/2021	3,596,473

	Federal-Mogul Holdings Corporation,
3,989,975	Guranteed Senior Secured 1st Lien Term Loan, Tranche C	4.75%	#	04/15/2021	3,985,486

	Gates Global LLC,
3,980,000	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/05/2021	3,969,811

	Goodyear Tire & Rubber Company,
3,333,333	Guaranteed Secured 2nd Lien Term Loan	4.75%	#	04/30/2019	3,372,916

	TI Group Automotive Systems LLC,
3,971,244	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/02/2021	3,976,208

	Tower Automotive Holdings LLC,
3,577,528	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/23/2020	3,579,764

	Transtar Holding Company,
4,000,000	Senior Secured 1st Lien Term Loan	5.75%	#	10/09/2018	3,945,000

					34,421,564

BUILDING AND DEVELOPMENT 3.2%

	Capital Automotive LP,
3,638,920	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/10/2019	3,658,261

	Interline Brands, Inc.,
3,964,962	Guaranteed Senior Secured 1st Lien Term Loan	4.00%	#	03/17/2021	3,955,684

	Signode Industrial Group, Inc.,
3,750,367	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	04/30/2021	3,733,959

					11,347,904

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BUSINESS EQUIPMENT AND SERVICES 9.8%

	AlixPartners LLP,
$3,915,684	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	07/10/2020	3,929,546

	Allied Security Holdings LLC,
2,924,286	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	02/12/2021	2,927,941

	Brand Energy & Infrastructure Services, Inc.,
3,956,058	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	11/26/2020	3,856,345

	Duff & Phelps Corporation,
1,496,250	Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B1	4.50%	#	04/23/2020	1,499,991
1,496,250	Senior Secured 1st Lien Term Loan, Tranche B1	4.50%	#	04/23/2020	1,499,991

	Hillman Group, Inc.,
3,970,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/30/2021	4,008,033

	Mitchell International, Inc.,
3,500,000	Guaranteed Secured 2nd Lien Term Loan	8.50%	#	10/11/2021	3,480,312

	Nord Anglia Education Finance LLC,
3,250,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	03/31/2021	3,260,156

	Protection One, Inc.,
3,904,347	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/21/2019	3,914,127

	TransUnion LLC,
3,960,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/09/2021	3,965,267

	Travelport Finance Luxembourg S.A.R.L.,
2,992,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	09/02/2021	3,024,819

					35,366,528

CHEMICALS/PLASTICS 2.8%

	Arizona Chemical, Inc.,
2,000,000	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/11/2021	2,006,390

	MacDermid, Inc.,
997,500	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.75%	#	06/05/2020	1,005,604

	Polarpak, Inc.,
1,962,207	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/05/2020	1,967,112

	Solenis International LP,
3,980,000	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/31/2021	3,961,354

	WNA Holdings, Inc.,
1,270,120	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	06/05/2020	1,273,296

					10,213,756

CONTAINERS AND GLASS PRODUCTS 3.0%

	Ardagh Packaging Finance,
3,974,925	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.00%	#	12/17/2019	3,994,799

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Coveris Holdings SA,
$3,945,063	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	05/08/2019	3,975,479

	Mauser Holding GmbH,
2,000,000	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	07/31/2021	1,988,540

	Reynolds Group Holdings, Inc.,
969,774	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.50%	#	11/30/2018	975,229

					10,934,047

COSMETICS/TOILETRIES 2.1%

	Prestige Brands, Inc.,
3,666,667	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.50%	#	09/03/2021	3,685,000

	Revlon Consumer Products Corporation,
3,878,969	Guaranteed Senior Secured 1st Lien Term Loan	4.00%	#	10/08/2019	3,884,439

					7,569,439

ELECTRONICS/ELECTRIC 3.2%

	Allflex Holdings, Inc.,
3,930,101	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/17/2020	3,939,926

	BMC Software Finance, Inc.,
3,806,335	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	09/10/2020	3,731,998

	Freescale Semiconductor, Inc.,
3,972,279	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5	5.00%	#	01/15/2021	3,997,384

					11,669,308

FINANCIAL INTERMEDIARIES 3.9%

	Grosvenor Capital Management Holdings LLP,
2,910,764	Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	01/04/2021	2,890,753

	Guggenheim Partners Investment Management Holdings LLC,
3,930,101	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/22/2020	3,964,489

	National Financial Partners Corporation,
3,224,433	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	07/01/2020	3,222,418

	RCS Capital Corporation,
4,000,000	Guaranteed Senior Secured 2nd Lien Term Loan	6.50%	#	04/29/2019	3,985,000

					14,062,660

FOOD PRODUCTS 2.8%

	Candy Intermediate Holdings, Inc.,
3,586,654	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	7.50%	#	06/18/2018	3,568,721

	CSM Bakery Supplies LLC,
3,930,088	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	07/03/2020	3,930,088

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	DE Master Blenders,
$2,500,000	Senior Secured 1st Lien Term Loan, Tranche B1	3.50%	# &	07/23/2021	2,490,625

					9,989,434

FOOD/DRUG RETAILERS 2.2%

	Albertson’s Holdings LLC,
4,000,000	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B4	5.50%	#	08/25/2021	4,038,960

	Burger King Corporation,
3,964,681	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	12/10/2021	4,008,174

					8,047,134

HEALTHCARE 4.4%

	American Renal Holdings, Inc.,
3,832,102	Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.50%	#	08/20/2019	3,836,911

	PharMEDium Healthcare Corporation,
3,782,222	Senior Secured 1st Lien Term Loan	4.25%	#	01/28/2021	3,760,153

	Select Medical Corporation,
1,448,311	Guaranteed Senior Secured 1st Lien Term Loan, Tranche E	3.75%	#	06/01/2018	1,451,026

	Surgery Center Holdings, Inc.,
2,867,813	Senior Secured 1st Lien Term Loan	5.25%	#	11/03/2020	2,882,166

	US Renal Care, Inc.,
3,963,621	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/03/2019	3,976,007

					15,906,263

HOTELS/MOTELS/INNS AND CASINOS 4.3%

	Four Seasons Holdings, Inc.,
3,930,101	Guaranteed Senior Secured 1st Lien Term Loan	3.50%	#	06/27/2020	3,930,100

	Hilton Worldwide Finance LLC,
3,676,953	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/26/2020	3,686,145

	Scientific Games International, Inc.,
3,990,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	6.00%	#	10/01/2021	4,004,683

	Station Casinos LLC,
3,821,537	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/02/2020	3,836,154

					15,457,082

INDUSTRIAL EQUIPMENT 8.6%

	Crosby Acquisition Corporation,
2,955,038	Senior Secured 1st Lien Term Loan	3.75%	#	11/23/2020	2,744,491

	Doosan Infracore International, Inc.,
3,662,308	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	05/28/2021	3,708,087

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	61

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Dynacast International LLC,
$3,500,000	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	01/28/2022	3,539,375

	Filtration Group, Inc.,
3,950,000	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	11/20/2020	3,981,245

	Jazz Acquisition, Inc.,
3,970,909	Guaranteed Senior Secured 1st Lien Term Loan	4.50%	#	06/18/2021	3,964,714

	Onex Wizard Acquisition Company,
2,700,000	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	03/14/2022	2,728,512

	PODS LLC,
2,625,000	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	02/02/2022	2,652,891

	RBS Global, Inc.,
3,940,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	08/21/2020	3,945,181

	TMS International Corporation,
3,945,050	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	10/16/2020	3,866,149

					31,130,645

INSURANCE 3.0%

	Applied Systems, Inc.,
4,000,000	Secured 2nd Lien Term Loan, Tranche B	7.50%	#	01/24/2022	4,001,240

	Asurion LLC,
3,959,631	Senior Secured 1st Lien Term Loan, Tranche B1	5.00%	#	05/24/2019	3,976,400

	York Risk Services Group, Inc.,
2,985,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	10/01/2021	2,981,881

					10,959,521

LEISURE 3.0%

	Dave & Buster’s, Inc.,
3,729,517	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	07/24/2020	3,749,321

	Emerald Expositions Holdings, Inc.,
3,171,813	Senior Secured 1st Lien Term Loan, Tranche B	4.75%	#	06/17/2020	3,191,637

	Live Nation Entertainment, Inc.,
3,940,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.50%	#	08/14/2020	3,942,463

					10,883,421

MEDIA 4.2%

	Charter Communications,
4,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G	4.25%	#	09/13/2021	4,038,900

	MGOC, Inc.,
3,553,257	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.25%	#	07/31/2020	3,574,577

	Univision Communications Inc,
3,968,862	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C3	4.00%	#	02/28/2020	3,965,448

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Virgin Media Investment Holdings Ltd.,
$3,419,238	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	06/08/2020	3,419,255

					14,998,180

OIL & GAS 2.2%

	Energy Transfer Equity LP,
2,150,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.00%	#	12/02/2019	2,146,237

	MEG Energy Corporation,
3,979,443	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	03/31/2020	3,824,264

	TPF II Power LLC,
2,094,750	Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	10/01/2021	2,123,553

					8,094,054

PHARMACEUTICALS 2.4%

	Akorn, Inc.,
3,980,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	04/16/2021	4,004,895

	Ikaria, Inc.,
3,475,618	Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	02/12/2021	3,483,004

	Valeant Pharmaceuticals International, Inc.,
433,735	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche BF2	0.00%	# &	04/01/2022	436,175
566,265	Guaranteed Senior Secured 1st Lien Term Loan, Tranche BF1	4.00%	#	04/01/2022	569,450

					8,493,524

RETAILERS (OTHER THAN FOOD/DRUG) 5.4%

	Michaels Stores, Inc.,
3,902,611	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	4.00%	#	01/28/2020	3,921,773

	National Vision, Inc.,
3,970,000	Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	03/12/2021	3,933,615

	Neiman Marcus Group LLC,
3,969,925	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	10/23/2020	3,962,481

	Serta Simmons Holdings LLC,
3,842,235	Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	10/01/2019	3,856,240

	Spin Holdco, Inc.,
3,930,325	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/14/2019	3,924,174

					19,598,283

TECHNOLOGY 1.1%

	First Data Corporation,
4,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C1	3.67%	#	03/23/2018	4,004,000

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
TELECOMMUNICATIONS 2.2%

	Intelsat Jackson Holdings S.A.,
$4,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	06/28/2019	3,989,500

	Level 3 Financing, Inc.,
4,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	01/31/2022	4,026,880

					8,016,380

UTILITIES 3.2%

	Calpine Corporation,
3,913,395	Senior Secured 1st Lien Term Loan, Tranche B1	3.54%	#	04/02/2018	3,929,088

	EFS Cogen Holdings LLC,
3,677,306	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.75%	#	12/17/2020	3,694,166

	Southeast PowerGen LLC,
3,990,000	Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	12/02/2021	4,027,406

					11,650,660

	Total Bank Loans (Cost $325,401,012)				326,799,568

US CORPORATE BONDS 5.3%
2,000,000	Audatex North America, Inc.	6.13%	^	11/01/2023	2,122,500
1,740,000	CDW LLC	6.00%		08/15/2022	1,874,328
1,000,000	CDW LLC	5.00%		09/01/2023	1,017,500
3,001,000	HD Supply, Inc.	7.50%		07/15/2020	3,226,075

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$4,000,000	H.J. Heinz Company	4.88%	^	02/15/2025	4,345,000
3,300,000	Infor, Inc.	6.50%	^	05/15/2022	3,390,750
2,945,000	Reynolds Group Issuer LLC	5.75%		10/15/2020	3,051,756

	Total US Corporate Bonds (Cost $18,367,844)				19,027,909

SHORT TERM INVESTMENTS 10.0%
12,100,145	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.03%	♦		12,100,145
12,100,146	Fidelity Institutional Government Portfolio	0.01%	♦		12,100,146
12,100,145	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		12,100,145

	Total Short Term Investments (Cost $36,300,436)				36,300,436

	Total Investments 105.7% (Cost $380,069,292)				382,127,913
	Liabilities in Excess of Other Assets (5.7)%				(20,657,500)

	NET ASSETS 100.0%				$361,470,413

SECURITY TYPE BREAKDOWN as a % of Net Assets
Bank Loans	90.4%
Short Term Investments	10.0%
US Corporate Bonds	5.3%
Other Assets and Liabilities	(5.7)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2015.

&	Unfunded or partially unfunded loan commitment

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2015, the value of these securities amounted to $9,858,250 or 2.7% of net assets.

♦	Seven-day yield as of March 31, 2015

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	63

Schedule of Investments DoubleLine Shiller Enhanced CAPE®	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 4.3%

	Albertson’s Holdings LLC,
$500,000	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B4	5.50%	#	08/25/2021	504,870

	American Renal Holdings, Inc.,
498,702	Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.50%	#	08/20/2019	499,328

	Asurion LLC,
498,693	Senior Secured 1st Lien Term Loan, Tranche B1	5.00%	#	05/24/2019	500,805

	B/E Aerospace, Inc.,
498,750	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	12/16/2021	503,421

	BMC Software Finance, Inc.,
498,691	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	09/10/2020	488,952

	Burger King Corporation,
495,585	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	12/10/2021	501,022

	Calpine Corporation,
498,701	Senior Secured 1st Lien Term Loan, Tranche B1	4.00%	#	04/02/2018	500,701

	Candy Intermediate Holdings, Inc.,
498,721	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	7.50%	#	06/18/2018	496,227

	Capital Automotive LP,
498,662	Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/10/2019	501,312

	Charter Communications,
500,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche G	4.25%	#	09/13/2021	504,863

	DaVita HealthCare Partners, Inc.,
498,744	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	06/24/2021	500,582

	Delta Air Lines, Inc.,
498,724	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	3.25%	#	10/18/2018	499,345

	Doosan Infracore International, Inc.,
498,638	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	05/28/2021	504,871

	Energy Transfer Equity LP,
200,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C	4.00%	#	12/02/2019	199,650

	Federal-Mogul Holdings Corporation,
500,000	Guranteed Senior Secured 1st Lien Term Loan, Tranche C	4.75%	#	04/15/2021	499,438

	First Data Corporation,
500,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C1	3.67%	#	03/23/2018	500,500

	Freescale Semiconductor, Inc.,
498,734	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B5	5.00%	#	01/15/2021	501,886

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Gates Global LLC,
$498,747	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/05/2021	497,470

	Goodyear Tire & Rubber Company,
500,000	Guaranteed Secured 2nd Lien Term Loan	4.75%	#	04/30/2019	505,937

	HCA, Inc.,
498,734	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B4	3.03%	#	05/01/2018	499,564

	Hilton Worldwide Finance LLC,
485,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	10/26/2020	486,212

	Intelsat Jackson Holdings S.A.,
500,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	3.75%	#	06/28/2019	498,688

	Level 3 Financing, Inc.,
500,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	01/31/2022	503,360

	MGOC, Inc.,
489,712	Guaranteed Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	4.25%	#	07/31/2020	492,650

	Neiman Marcus Group LLC,
500,000	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	10/23/2020	499,063

	Reynolds Group Holdings, Inc.,
487,336	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	4.50%	#	11/30/2018	490,077

	Scientific Games International, Inc.,
498,750	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B2	6.00%	#	10/01/2021	500,585

	Spin Holdco, Inc.,
498,750	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	11/14/2019	497,969

	Station Casinos LLC,
478,947	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.25%	#	03/02/2020	480,780

	TransUnion LLC,
498,741	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	4.00%	#	04/09/2021	499,404

	Travelport Finance Luxembourg S.A.R.L.,
500,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	09/02/2021	505,400

	Univision Communications Inc,
498,680	Guaranteed Senior Secured 1st Lien Term Loan, Tranche C3	4.00%	#	02/28/2020	498,251

	US Renal Care, Inc.,
498,734	Guaranteed Senior Secured 1st Lien Term Loan	4.25%	#	07/03/2019	500,293

	Virgin Media Investment Holdings Ltd.,
427,405	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	3.50%	#	06/08/2020	427,407

	Total Bank Loans (Cost $16,554,871)				16,590,883

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLLATERALIZED LOAN OBLIGATIONS 18.2%

	AB Ltd.,
$500,000	Series 2007-1A-B	1.00%	#^	04/15/2021	496,216

	Adams Mill Ltd.,
250,000	Series 2014-1A-D1	3.75%	#^	07/15/2026	236,344

	Aimco,
789,794	Series 2006-AA-A1	0.51%	#^	08/20/2020	786,602

	Apidos Ltd.,
1,000,000	Series 2013-16A-A1	1.71%	#^	01/19/2025	1,000,371
500,000	Series 2014-19A-D	3.96%	#^	10/17/2026	487,565
1,000,000	Series 2015-20A-A1	1.77%	#^	01/16/2027	1,000,613
500,000	Series 2015-20A-A2	2.57%	#^	01/16/2027	504,307

	ARES Ltd.,
604,349	Series 2007-12A-A	0.89%	#^	11/25/2020	601,850
500,000	Series 2014-1A-A2	2.26%	#^	04/17/2026	497,495
938,392	Series 2014-30A-A2	1.11%	#^	04/20/2023	933,880

	Atrium Corporation,
439,586	Series 5A-A2A	0.48%	#^	07/20/2020	437,543

	Avery Point Ltd.,
250,000	Series 2013-2A-D	3.71%	#^	07/17/2025	240,465
250,000	Series 2014-1A-B1	2.36%	#^	04/25/2026	250,224
500,000	Series 2014-1A-C	3.36%	#^	04/25/2026	499,533
250,000	Series 2014-1A-D	3.76%	#^	04/25/2026	243,044
364,288	Series 2005-3A-A	0.51%	#^	11/10/2019	363,176

	Babson Ltd.,
459,176	Series 2007-1A-A2A	0.47%	#^	01/18/2021	457,870
500,000	Series 2014-3A-C1	3.29%	#^	01/15/2026	499,604
500,000	Series 2014-3A-D2	4.69%	#^	01/15/2026	504,550

	Ballyrock Ltd.,
500,000	Series 2014-1A-B	3.43%	#^	10/20/2026	496,165
250,000	Series 2014-1A-C	3.98%	#^	10/20/2026	240,638

	Betony Ltd.,
1,000,000	Series 2015-1A-C	3.41%	#^	04/15/2027	998,318
1,000,000	Series 2015-1A-D	3.86%	#^	04/15/2027	943,926

	Birchwood Park Ltd.,
500,000	Series 2014-1A-C2	3.40%	#^	07/15/2026	501,621
500,000	Series 2014-1A-D2	4.45%	#^	07/15/2026	503,739

	Black Diamond Ltd.,
285,429	Series 2005-2A-A	0.51%	#^	01/07/2018	282,412

	BlackRock Senior Income,
888,689	Series 2006-4A-A	0.50%	#^	04/20/2019	881,513

	BlueMountain Ltd.,
1,000,000	Series 2013-1A-A1	1.46%	#^	05/15/2025	990,132
1,000,000	Series 2014-4A-B1	2.65%	#^	11/30/2026	1,004,736

	Canyon Capital Ltd,
1,000,000	Series 2012-1A-C	3.05%	#^	01/15/2024	980,286
1,500,000	Series 2014-1A-B	2.90%	#^	04/30/2025	1,466,079

	Carlyle Global Market Strategies Ltd.,
1,250,000	Series 2014-1A-C	3.26%	#^	04/17/2025	1,253,235
500,000	Series 2014-3A-B	3.41%	#^	07/27/2026	501,562
500,000	Series 2014-3A-C2	4.46%	#^	07/27/2026	503,732

	Carlyle High Yield Partners Ltd.,
201,771	Series 2005-7A-D1	1.97%	#^	09/30/2019	201,778
500,000	Series 2006-8A-B	0.64%	#^	05/21/2021	485,606
907,060	Series 2007-10A-A2A	0.47%	#^	04/19/2022	895,278

	Catamaran Ltd.,
250,000	Series 2014-1A-A2	2.06%	#^	04/20/2026	243,789
250,000	Series 2014-1A-B	2.91%	#^	04/20/2026	241,453
1,000,000	Series 2015-1A1-B	2.48%	#^	04/22/2027	1,000,000
2,000,000	Series 2015-1A-A	1.83%	#^	04/22/2027	2,000,000

	Cent Ltd.,
500,000	Series 2014-22A-B	3.43%	#^	11/07/2026	502,173
250,000	Series 2014-22A-C	3.98%	#^	11/07/2026	243,612

	ColumbusNova Ltd.,
500,000	Series 2006-2A-D	1.76%	#^	04/04/2018	498,772

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Cornerstone Ltd.,
$183,879	Series 2007-1A-A1S	0.47%	#^	07/15/2021	182,533

	Dryden Leveraged Loan,
800,000	Series 2006-11A-C1	1.85%	#^	04/12/2020	780,305

	Eaton Vance Ltd.,
2,000,000	Series 2006-8A-B	0.91%	#^	08/15/2022	1,925,592

	Flatiron Ltd.,
500,000	Series 2013-1A-B	3.01%	#^	01/17/2026	491,728
250,000	Series 2014-1A-B	3.11%	#^	07/17/2026	247,396
250,000	Series 2014-1A-C	3.56%	#^	07/17/2026	239,819

	Franklin Ltd.,
341,021	Series 2006-5A-A2	0.53%	#^	06/15/2018	339,359

	Galaxy Ltd.,
500,000	Series 2014-18A-D1	3.96%	#^	10/15/2026	487,272

	GoldenTree Loan Opportunities Ltd.,
700,000	Series 2012-6A-D	4.46%	#^	04/17/2022	702,362

	Halcyon Loan Advisors Funding Ltd.,
500,000	Series 2012-1X-A2	2.76%	#	08/15/2023	500,726
500,000	Series 2013-2A-C	2.95%	#^	08/01/2025	477,704
250,000	Series 2013-2A-D	4.05%	#^	08/01/2025	228,059
88,889	Series 2014-1A-X	1.23%	#^	04/18/2026	88,915
500,000	Series 2014-2A-C	3.73%	#^	04/28/2025	447,408

	ING Ltd.,
500,000	Series 2012-1RA-A2R	2.09%	#^	03/14/2022	500,985
500,000	Series 2012-1RA-BR	2.99%	#^	03/14/2022	501,496

	Inwood Park Ltd.,
1,000,000	Series 2006-1A-B	0.65%	#^	01/20/2021	975,495

	Jamestown Ltd.,
1,000,000	Series 2015-6A-A1A	1.86%	#^	02/20/2027	1,003,777

	Landmark Ltd.,
733,065	Series 2006-7A-A2L	0.70%	#^	07/15/2018	735,886

	LCM LP,
500,000	Series 10AR-BR	2.15%	#^	04/15/2022	500,620
500,000	Series 10AR-CR	3.10%	#^	04/15/2022	502,290
500,000	Series 11A-B	2.41%	#^	04/19/2022	500,665
250,000	Series 11A-D2	4.21%	#^	04/19/2022	249,956
1,000,000	Series 12A-A	1.73%	#^	10/19/2022	1,001,007
750,000	Series 12A-D	4.76%	#^	10/19/2022	751,924
500,000	Series 14A-D	3.75%	#^	07/15/2025	486,163
500,000	Series 15A-C	3.36%	#^	08/25/2024	501,857
250,000	Series 16A-D	3.85%	#^	07/15/2026	242,163
500,000	Series 5A-C	0.93%	#^	03/21/2019	487,508

	Madison Park Funding Ltd.,
250,000	Series 2012-9X-C1	3.86%	#	08/15/2022	253,120
250,000	Series 2014-13A-D	3.61%	#^	01/19/2025	239,252
125,000	Series 2014-13A-X	1.26%	#^	01/19/2025	125,055
250,000	Series 2014-14A-C1	3.36%	#^	07/20/2026	252,011
1,000,000	Series 2014-14A-D	3.86%	#^	07/20/2026	970,127
1,000,000	Series 2014-15A-C	3.91%	#^	01/27/2026	974,064
1,000,000	Series 2015-16A-B	3.30%	#^	04/20/2026	996,678

	Magnetite Ltd.,
1,000,000	Series 2014-11A-C	3.84%	#^	01/18/2027	964,560
1,000,000	Series 2015-12A-B	2.52%	#^	04/15/2027	1,001,253

	Nautique Funding Ltd.,
500,000	Series 2006-1A-C	1.95%	#^	04/15/2020	487,065

	North End Ltd.,
500,000	Series 2013-1A-C	3.01%	#^	07/17/2025	486,897
250,000	Series 2013-1A-D	3.76%	#^	07/17/2025	236,768

	OCP Ltd.,
250,000	Series 2012-2A-A2	1.74%	#^	11/22/2023	250,542

	Octagon Investment Partners Ltd.,
500,000	Series 2014-1A-B	3.45%	#^	11/14/2026	502,423
750,000	Series 2014-1A-C	3.90%	#^	11/14/2026	726,673

	OHA Intrepid Leverage Loan Fund Ltd.,
219,328	Series 2011-1AR-AR	1.18%	#^	04/20/2021	218,788

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	65

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	OZLM Funding Ltd.,
$500,000	Series 2013-5A-A1	1.73%	#^	01/17/2026	499,682

	OZLM Ltd.,
1,000,000	Series 2015-11A-A1A	1.82%	#^	01/30/2027	1,001,242
1,000,000	Series 2015-11A-A2A	2.52%	#^	01/30/2027	1,003,040

	Pinnacle Park Ltd.,
500,000	Series 2014-1A-C	3.35%	#^	04/15/2026	501,867

	Race Point Ltd.,
138,903	Series 2007-4A-A1A	0.45%	#^	08/01/2021	138,477
500,000	Series 2007-4A-D	2.25%	#^	08/01/2021	490,063
250,000	Series 2012-6RA-CR	3.34%	#^	05/24/2023	248,592
250,000	Series 2012-6RA-DR	4.34%	#^	05/24/2023	244,987

	Regatta Funding Ltd.,
500,000	Series 2014-1A-A1A	1.79%	#^	10/25/2026	500,841

	Sierra Ltd.,
1,000,000	Series 2006-2A-A2L	0.69%	#^	01/22/2021	989,954

	Slater Mill Loan Fund,
500,000	Series 2012-1A-B	2.91%	#^	08/17/2022	503,743

	Sound Harbor Loan Fund Ltd.,
500,000	Series 2014-1A-A1	1.73%	#^	10/30/2026	498,795

	Steele Creek Ltd.,
250,000	Series 2014-1A-A1	1.86%	#^	08/21/2026	249,442

	Symphony Ltd.,
1,500,000	Series 2013-11A-B1	2.46%	#^	01/17/2025	1,505,641
1,500,000	Series 2013-11A-C	3.41%	#^	01/17/2025	1,509,663

	Thacher Park Ltd.,
500,000	Series 2014-1A-C	3.30%	#^	10/20/2026	500,901
500,000	Series 2014-1A-D1	3.78%	#^	10/20/2026	480,752

	Venture Ltd.,
2,000,000	Series 2005-1A-A2	0.71%	#^	11/22/2018	1,996,006
972,088	Series 2007-8A-A2A	0.48%	#^	07/22/2021	959,453
500,000	Series 2012-10A-C	3.51%	#^	07/20/2022	501,251
500,000	Series 2013-14A-B1	2.11%	#^	08/28/2025	495,283
250,000	Series 2014-16A-A1L	1.75%	#^	04/15/2026	249,772

	Washington Mill Ltd.,
1,000,000	Series 2014-1A-A1	1.76%	#^	04/20/2026	998,080

	WG Horizons,
500,000	Series 2006-1A-C	1.96%	#^	05/24/2019	490,674

	Total Collateralized Loan Obligations (Cost $69,055,397)				69,226,254

FOREIGN CORPORATE BONDS 17.9%
600,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	621,402
200,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	193,500
200,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	209,000
800,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	836,000
200,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	204,740
1,000,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,023,700
590,000	Australia and New Zealand Banking Group Ltd.	3.25%	^	03/01/2016	604,254
400,000	Avianca Holdings S.A.	8.38%		05/10/2020	402,000
200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	201,000
500,000	B Communications Ltd.	7.38%	^	02/15/2021	538,250
270,000	Banco Continental SAECA	8.88%		10/15/2017	281,138
1,000,000	Banco Davivienda S.A.	2.95%		01/29/2018	997,500
500,000	Banco de Bogota S.A.	5.00%		01/15/2017	520,000
700,000	Banco de Costa Rica	5.25%		08/12/2018	717,150
400,000	Banco de Credito del Peru	2.75%	^	01/09/2018	403,800

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$400,000	Banco de Credito del Peru	2.75%		01/09/2018	403,800
1,000,000	Banco de Credito e Inversiones	3.00%		09/13/2017	1,022,872
500,000	Banco del Estado de Chile	4.13%		10/07/2020	530,116
900,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	873,000
600,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	663,000
895,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	936,958
900,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	914,580
600,000	Banco Regional SAECA	8.13%		01/24/2019	638,280
450,000	Banco Santander	1.15%	#	04/11/2017	448,879
400,000	Banco Santander	2.14%	#	06/07/2018	408,200
1,400,000	Banco Santander Mexico	5.95%	#	01/30/2024	1,483,580
800,000	Bancolombia S.A.	6.13%		07/26/2020	858,760
225,000	Bank Of Montreal	1.30%		07/15/2016	226,661
399,000	Bank Of Montreal	1.30%		07/14/2017	400,408
615,000	Bank Of Nova Scotia	1.25%		04/11/2017	616,930
1,500,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	1,582,500
250,000	BP Capital Markets PLC	1.85%		05/05/2017	253,098
200,000	BP Capital Markets PLC	1.67%		02/13/2018	201,000
225,000	British Telecommunications PLC	5.95%		01/15/2018	251,755
50,000	Camposol S.A.	9.88%		02/02/2017	49,500
200,000	Cementos Progreso Trust	7.13%		11/06/2023	213,500
800,000	Cemex S.A.B. de C.V.	5.00%	#	10/15/2018	837,600
300,000	Cemex S.A.B. de C.V.	5.88%		03/25/2019	310,500
1,000,000	Cencosud S.A.	5.50%		01/20/2021	1,047,708
1,000,000	Central American Bottling Corporation	6.75%		02/09/2022	1,056,250
800,000	Columbus International, Inc.	7.38%		03/30/2021	844,000
800,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	793,000
400,000	Corpbanca S.A.	3.13%		01/15/2018	397,877
500,000	Corpbanca S.A.	3.88%		09/22/2019	501,585
500,000	CorpGroup Banking S.A.	6.75%		03/15/2023	497,711
200,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	179,600
500,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	508,750
200,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	203,500
500,000	Corporacion Nacional del Cobre de Chile	3.75%		11/04/2020	526,697
700,000	Cosan Overseas Ltd.	8.25%	†	11/05/2015	697,270
200,000	Credito Real S.A.B. de C.V.	7.50%		03/13/2019	205,400
1,000,000	DBS Bank Ltd.	3.63%	#	09/21/2022	1,038,113
200,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	200,330
200,000	Digicel Ltd.	7.00%		02/15/2020	205,000
200,000	Digicel Ltd.	8.25%		09/30/2020	201,300
400,000	Digicel Ltd.	7.13%		04/01/2022	366,880
200,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	215,000
1,525,094	ENA Norte Trust	4.95%		04/25/2023	1,574,659
1,000,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	1,017,500
1,300,000	Freeport-McMoRan Copper & Gold, Inc.	2.38%		03/15/2018	1,294,344
900,000	Global Bank Corporation	4.75%		10/05/2017	927,900
200,000	Global Bank Corporation	5.13%		10/30/2019	208,480
200,000	Global Bank Corporation	5.13%	^	10/30/2019	208,480
200,000	Globo Communicacao e Participacoes S.A.	6.25%	#†	07/20/2015	203,000
200,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	209,250
1,500,000	Grupo Aval Ltd.	5.25%		02/01/2017	1,571,250
900,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	972,900
400,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	417,000
1,000,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	1,028,750
650,000	GrupoSura Finance S.A.	5.70%		05/18/2021	699,562

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$1,000,000	Guanay Finance Ltd.	6.00%		12/15/2020	1,052,500
500,000	Hutchison Whampoa International Ltd.	2.00%		11/08/2017	504,180
200,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	208,500
300,000	Inkia Energy Ltd.	8.38%		04/04/2021	312,750
1,000,000	InRetail Shopping Malls	6.50%		07/09/2021	1,052,500
1,000,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	1,056,250
445,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	422,194
600,000	Inversiones CMPC S.A.	4.75%		01/19/2018	630,563
1,000,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	1,068,436
600,000	JBS Investments GmbH	7.75%		10/28/2020	637,500
200,000	Korea Development Bank	3.25%		03/09/2016	204,125
100,000	LPG International, Inc.	7.25%		12/20/2015	102,950
600,000	Marfrig Holdings B.V.	6.88%		06/24/2019	511,500
200,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	170,500
200,000	Mexico Generadora de Energia	5.50%		12/06/2032	203,500
400,000	Millicom International Cellular S.A.	4.75%		05/22/2020	393,600
600,000	Millicom International Cellular S.A.	6.63%		10/15/2021	636,750
200,000	Millicom International Cellular S.A.	6.63%	^	10/15/2021	212,250
1,000,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	955,000
400,000	National Australia Bank Ltd.	3.00%	^	07/27/2016	411,695
200,000	OAS Investments GmbH	8.25%	Ω	10/19/2019	30,500
150,000	Odebrecht Finance Ltd.	7.50%	†	09/14/2015	125,250
600,000	Oleoducto Central S.A.	4.00%		05/07/2021	598,800
600,000	Orange S.A.	2.75%		09/14/2016	613,672
1,200,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	1,252,380
850,000	Pacific Rubiales Energy Corporation	5.38%		01/26/2019	563,125
1,619,150	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	1,548,879
400,000	Petrobras Global Finance B.V.	3.15%	#	03/17/2020	346,000
400,000	Petroleos Mexicanos	3.50%		07/18/2018	417,000
143,175	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	154,593
200,000	Rearden G Holdings EINS GmbH	7.88%		03/30/2020	178,000
250,000	Reliance Holdings, Inc.	4.50%		10/19/2020	267,146
250,000	Rio Oil Finance Trust	6.25%		07/06/2024	228,505
220,000	Seven Generations Energy Ltd.	8.25%	^	05/15/2020	225,500
200,000	Sigma Alimentos S.A.	6.88%		12/16/2019	231,600
1,000,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	984,789
1,000,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	1,027,500
1,100,000	Tencent Holdings Ltd.	2.88%	^	02/11/2020	1,109,248
700,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	748,125
200,000	Unifin Financiera S.A.P.I. de C.V.	6.25%	^	07/22/2019	186,820
400,000	Unifin Financiera S.A.P.I. de C.V.	6.25%		07/22/2019	373,640
1,000,000	Union Andina de Cementos S.A.A.	5.88%		10/30/2021	1,013,500
300,000	United Overseas Bank Ltd.	2.88%	#	10/17/2022	305,940
500,000	United Overseas Bank Ltd.	3.75%	#	09/19/2024	518,930
250,000	Vale Overseas Ltd.	4.63%		09/15/2020	250,500
400,000	Vedanta Resources PLC	6.00%		01/31/2019	358,396
1,000,000	VTR Finance B.V.	6.88%		01/15/2024	1,040,000
600,000	Westpac Banking Corporation	2.00%		08/14/2017	611,810

	Total Foreign Corporate Bonds (Cost $68,567,696)				67,955,348

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.1%
$251,000	Corporacion Andina de Fomento	3.75%		01/15/2016	257,323

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $256,751)				257,323

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 14.5%

	BAMLL Commercial Mortgage Securities Trust,
200,000	Series 2014-IP-E	2.72%	#^	06/15/2028	200,138

	Banc of America Commercial Mortgage Trust,
350,000	Series 2006-5-AM	5.45%		09/10/2047	367,708
500,000	Series 2007-1-AMFX	5.48%	#	01/15/2049	521,744
500,000	Series 2007-5-AM	5.77%	#	02/10/2051	534,123

	Bear Stearns Commercial Mortgage Securities, Inc.,
110,000	Series 2004-PWR4-D	6.03%	#	06/11/2041	114,680
300,000	Series 2006-PW13-AJ	5.61%	#	09/11/2041	309,175
500,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	517,465

	CD Commercial Mortgage Trust,
350,000	Series 2006-CD2-AM	5.35%	#	01/15/2046	361,585
900,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	942,500

	Citigroup Commercial Mortgage Trust,
933,000	Series 2007-C6-AM	5.90%	#	12/10/2049	994,941
1,500,000	Series 2007-C6-AMFX	5.70%	#^	12/10/2049	1,597,989
6,084,773	Series 2014-GC25-XA	1.25%	# I/O	10/10/2047	487,412
300,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	277,110
5,995,760	Series 2015-GC27-XA	1.45%	# I/O	02/10/2048	638,123

	COBALT Commercial Mortgage Trust,
300,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	307,330
350,000	Series 2007-C3-AM	5.76%	#	05/15/2046	378,212

	Commercial Mortgage Pass-Through Certificates,
110,000	Series 2006-C7-AM	5.96%	#	06/10/2046	115,479
10,493,097	Series 2013-CR10-XA	1.16%	# I/O	08/10/2046	545,258
3,229,206	Series 2014-CR17-XA	1.36%	# I/O	05/10/2047	235,414
300,000	Series 2014-CR19-C	4.88%	#	08/10/2047	321,412
500,000	Series 2014-CR20-C	4.66%	#	11/10/2047	528,448
700,000	Series 2014-KYO-E	2.53%	#^	06/11/2027	699,990
1,500,000	Series 2014-KYO-F	3.68%	#^	06/11/2027	1,498,084
110,000	Series 2014-TWC-C	2.02%	#^	02/13/2032	110,111
1,500,000	Series 2015-CR22-D	4.27%	#^	03/10/2048	1,371,024
22,500,000	Series 2015-CR22-XA	1.17%	# I/O	03/10/2048	1,592,651
1,000,000	Series 2015-DC1-D	4.50%	#^	02/10/2048	933,789
12,500,000	Series 2015-DC1-XA	1.34%	# I/O	02/10/2048	1,012,169
950,000	Series 2015-LC19-B	3.83%	#	02/10/2048	992,256

	Countrywide Commercial Mortgage Trust,
939,553	Series 2007-MF1-A	6.28%	#^	11/12/2043	988,879

	Credit Suisse First Boston Mortgage Securities Corporation,
110,000	Series 2005-C2-AMFX	4.88%		04/15/2037	110,022
310,000	Series 2005-C6-AJ	5.23%	#	12/15/2040	315,976

	Credit Suisse Mortgage Capital Certificates,
100,000	Series 2006-C1-C	5.47%	#	02/15/2039	101,902
110,000	Series 2006-C4-AM	5.51%		09/15/2039	115,985
190,000	Series 2006-C5-AM	5.34%		12/15/2039	199,504
350,000	Series 2007-C2-AM	5.57%	#	01/15/2049	375,591
1,575,000	Series 2007-C2-AMFL	0.41%	#	01/15/2049	1,514,581
300,000	Series 2007-C4-A1AM	5.90%	#	09/15/2039	325,170
300,000	Series 2014-SURF-E	3.28%	#^	02/15/2029	299,897
10,092,000	Series 2014-USA-X1	0.55%	#^ I/O	09/15/2037	489,796

	CSAIL Commercial Mortgage Trust,
17,000,000	Series 2015-C1-XA	1.12%	# I/O	04/15/2050	1,191,700

	Grace Mortgage Trust,
350,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	370,534

	Greenwich Capital Commercial Funding Corporation,
300,000	Series 2006-GG7-AJ	6.01%	#	07/10/2038	307,398
550,000	Series 2007-GG11-AJ	6.25%	#	12/10/2049	583,979
250,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	270,939
550,000	Series 2007-GG9-AM	5.48%		03/10/2039	580,705

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	67

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Corporation,
$350,000	Series 2006-GG6-AJ	5.71%	#	04/10/2038	357,988
915,000	Series 2006-GG8-AJ	5.62%		11/10/2039	936,866
300,000	Series 2013-KING-C	3.55%	#^	12/10/2027	309,569

	JP Morgan Chase Commercial Mortgage Securities Corporation,
500,000	Series 2006-LDP9-AM	5.37%		05/15/2047	520,453
900,000	Series 2007-CB20-AM	6.08%	#	02/12/2051	987,447
530,000	Series 2007-CIBC19-AM	5.89%	#	02/12/2049	561,164
350,000	Series 2007-CIBC20	6.28%	#	02/12/2051	369,026
1,500,000	Series 2007-LD12-AM	6.21%	#	02/15/2051	1,631,926
350,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	365,209
500,000	Series 2014-PHH-D	2.57%	#^	08/15/2027	502,184
1,000,000	Series 2015-CSMO-C	2.43%	#^	01/15/2032	1,001,566

	JPMBB Commercial Mortgage Securities Trust,
7,410,206	Series 2014-C18-XA	1.15%	# I/O	02/15/2047	481,071
500,000	Series 2014-C23-C	4.46%	#	09/15/2047	529,109
23,432,601	Series 2014-C25-XA	1.02%	# I/O	11/15/2047	1,630,183
558,000	Series 2014-C26-C	4.43%	#	01/15/2048	584,979
7,708,418	Series 2014-C26-XA	1.19%	# I/O	01/15/2048	582,691
8,742,367	Series 2015-C27-XA	1.40%	# I/O	02/15/2048	792,539
1,000,000	Series 2015-C27-D	3.85%	#^	02/15/2048	885,976

	LB-UBS Commercial Mortgage Trust,
150,000	Series 2006-C7-AM	5.38%		11/15/2038	158,513
300,000	Series 2007-C1-AJ	5.48%		02/15/2040	313,427
179,000	Series 2007-C2-AM	5.49%	#	02/15/2040	189,518

	Madison Avenue Trust,
300,000	Series 2013-650M-D	4.17%	#^	10/12/2032	315,142

	Merrill Lynch Mortgage Trust,
500,000	Series 2005-CIP1-AM	5.11%	#	07/12/2038	505,085
250,000	Series 2006-C1-AJ	5.87%	#	05/12/2039	253,389
150,000	Series 2006-C2-AJ	5.80%	#	08/12/2043	152,463
100,000	Series 2006-C2-AM	5.78%	#	08/12/2043	105,536

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
300,000	Series 2006-1-AJ	5.75%	#	02/12/2039	307,630
750,000	Series 2006-4-AM	5.20%		12/12/2049	795,208

	Morgan Stanley Bank of America Merrill Lynch Trust,
5,399,433	Series 2013-C12-XA	1.01%	# I/O	10/15/2046	266,038
10,019,725	Series 2014-C14-XA	1.30%	# I/O	02/15/2047	682,038
500,000	Series 2014-C18-C	4.49%		10/15/2047	523,545
500,000	Series 2014-C19-C	4.00%		12/15/2047	499,207

	Morgan Stanley Capital, Inc.,
310,000	Series 2005-HQ7-AJ	5.36%	#	11/14/2042	314,070
94,000	Series 2005-HQ7-AM	5.36%	#	11/14/2042	95,778
500,000	Series 2006-HQ8-AJ	5.68%	#	03/12/2044	511,655
500,000	Series 2007-1Q16-AMA	6.28%	#	12/12/2049	544,573
500,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	522,869
900,000	Series 2007-IQ13-AJ	5.44%		03/15/2044	916,461
750,000	Series 2007-IQ16-AM	6.29%	#	12/12/2049	824,476
175,000	Series 2014-CPT-E	3.56%	#^	07/13/2029	177,008
175,000	Series 2014-CPT-F	3.56%	#^	07/13/2029	171,832
800,000	Series 2014-CPT-G	3.56%	#^	07/13/2029	768,704
500,000	Series 2014-MP-D	3.69%	#^	08/11/2029	516,495
625,000	Series 2015-XLF1-D	3.15%	#^	08/14/2031	628,108

	Wachovia Bank Commercial Mortgage Trust,
110,000	Series 2005-C22-AM	5.32%	#	12/15/2044	112,038
250,000	Series 2006-C28-AJ	5.63%	#	10/15/2048	256,845
110,000	Series 2006-C28-AM	5.60%	#	10/15/2048	116,630
300,000	Series 2007-C30-AM	5.38%		12/15/2043	318,459
500,000	Series 2007-C31-AM	5.59%	#	04/15/2047	534,375
500,000	Series 2007-C32-AMFX	5.70%	^	06/15/2049	537,344
500,000	Series 2007-C33-AJ	5.96%	#	02/15/2051	528,194

	Wells Fargo Commercial Mortgage Trust,
540,000	Series 2014-LC18-B	3.96%		12/15/2047	568,245
14,000,000	Series 2015-C27-XA	1.15%	# I/O	02/15/2048	1,038,919

	WF-RBS Commercial Mortgage Trust,
3,940,534	Series 2014-C19-XA	1.31%	# I/O	03/15/2047	300,440

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $54,883,048)				55,049,081

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 10.2%

	Banc of America Funding Trust,
$1,750,000	Series 2005-B-3M1	0.63%	#	04/20/2035	1,407,623

	Blue Elephant Loan Trust,
1,000,000	Series 2015-1-A	3.12%	^	12/15/2022	1,000,300

	Chase Mortgage Finance Trust,
40,000	Series 2004-S3-2A4	5.50%		03/25/2034	40,227

	Consumer Credit Origination Loan Trust,
954,463	Series 2015-1-A	2.82%	^	03/15/2021	958,739

	Countrywide Alternative Loan Trust,
225,138	Series 2004-33-1A1	2.75%	#	12/25/2034	223,973
1,437,288	Series 2005-23CB-A15	5.50%		07/25/2035	1,399,743
4,337,041	Series 2006-J6-A5	6.00%		09/25/2036	3,986,057
930,112	Series 2007-15CB-A7	6.00%		07/25/2037	877,764

	Countrywide Home Loans,
2,007,936	Series 2007-14-A15	6.50%		09/25/2037	2,004,667

	Credit Suisse First Boston Mortgage Securities Corporation,
34,845	Series 2004-8-6A1	4.50%		12/25/2019	35,454
210,000	Series 2005-11-8A5	6.00%		12/25/2035	209,356
2,176,645	Series 2005-9-5A9	5.50%		10/25/2035	1,920,373

	Credit Suisse Mortgage Capital Certificates,
1,000,000	Series 2011-12R-3A5	2.26%	#^	07/27/2036	924,399
1,000,000	Series 2011-5R-6A9	5.49%	#^	11/27/2037	901,580

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
1,793,622	Series 2006-AB4-A1A	6.01%	#	10/25/2036	1,502,452

	Deutsche Mortgage & Asset Receiving Corporation,
917,572	Series 2014-RS1-1A2	10.16%	#^	07/27/2037	746,880

	GMACM Mortgage Loan Trust,
200,471	Series 2005-J1-A6	6.00%		12/25/2035	197,379

	GSR Mortgage Loan Trust,
63,962	Series 2004-2F-14A1	5.50%		09/25/2019	65,220
1,335,727	Series 2006-2F-3A4	6.00%		02/25/2036	1,131,376

	Home Equity Mortgage Loan Asset-Backed Trust,
173,711	Series 2006-D-2A2	0.28%	#	11/25/2036	169,892

	Home Equity Mortgage Trust,
373,472	Series 2003-6-M2	2.37%	#	03/25/2034	360,853

	HSI Asset Loan Obligation Trust,
459,632	Series 2006-2-1A1	6.00%		12/25/2036	321,351

	Impac Secured Assets Trust,
1,182,192	Series 2006-5-1A1C	0.44%	#	02/25/2037	919,973

	Lehman Mortgage Trust,
611,751	Series 2006-1-1A3	5.50%		02/25/2036	506,605

	Lehman XS Trust,
55,749	Series 2005-6-3A2B	5.42%	#	11/25/2035	56,737

	MASTR Adjustable Rate Mortgages Trust,
482,580	Series 2006-2-2A1	2.56%	#	04/25/2036	453,654

	Merrill Lynch Alternative Note Asset Trust,
783,079	Series 2007-F1-2A6	6.00%		03/25/2037	627,531

	Merrill Lynch Mortgage Investors Trust,
3,024,985	Series 2006-AF1-AF2C	6.25%		08/25/2036	2,459,367

	Morgan Stanley Mortgage Loan Trust,
734,681	Series 2006-2-7A1	5.56%	#	02/25/2036	712,374

	NovaStar Mortgage Funding Trust,
47,326	Series 2005-4-A2C	0.41%	#	01/25/2036	47,360

	Residential Accredit Loans, Inc.,
2,096,234	Series 2006-QS12-2A3	6.00%		09/25/2036	1,718,266
2,746,839	Series 2007-QS9-A33	6.50%		07/25/2037	2,406,415

	Residential Asset Mortgage Products, Inc.,
798,090	Series 2005-EFC7-AI3	0.42%	#	12/25/2035	747,079

	Residential Asset Securitization Trust,
1,315,796	Series 2006-A2-A11	6.00%		01/25/2046	1,102,076

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Springleaf Mortgage Loan Trust,
$1,250,000	Series 2013-1A-B2	6.00%	#^	06/25/2058	1,319,283
1,250,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	1,281,289

	Washington Mutual Mortgage Pass-Through Certificates,
278,055	Series 2006-5-1A5	6.00%		07/25/2036	231,374

	Wells Fargo Alternative Loan Trust,
3,861,812	Series 2007-PA5-1A1	6.25%		11/25/2037	3,763,122

	Wells Fargo Mortgage Backed Securities,
50,900	Series 2005-9-2A2	5.25%		10/25/2035	51,791

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $38,806,876)				38,789,954

US CORPORATE BONDS 15.4%
620,000	Activision Blizzard, Inc.	5.63%	^	09/15/2021	661,850
622,000	Alere, Inc.	6.50%		06/15/2020	646,880
600,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	646,500
635,000	American Express Credit Corporation	1.13%		06/05/2017	634,971
450,000	Amgen, Inc.	2.13%		05/15/2017	458,430
626,000	Anheuser-Busch InBev Worldwide, Inc.	1.38%		07/15/2017	630,108
135,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	140,231
135,000	Asbury Automotive Group, Inc.	6.00%		12/15/2024	140,737
360,000	Ashland, Inc.	4.75%		08/15/2022	367,200
475,000	AT&T, Inc.	1.70%		06/01/2017	476,781
354,000	Audatex North America, Inc.	6.00%	^	06/15/2021	376,125
360,000	Avis Budget Car Rental LLC	5.50%		04/01/2023	372,150
572,000	Bank of America Corporation	2.00%		01/11/2018	576,621
648,000	BB&T Corporation	2.15%		03/22/2017	660,005
300,000	Berkshire Hathaway Finance Corporation	0.95%		08/15/2016	301,410
300,000	Berkshire Hathaway Finance Corporation	1.60%		05/15/2017	304,615
455,000	Berry Plastics Corporation	5.50%		05/15/2022	468,081
560,000	Biomet, Inc.	6.50%		08/01/2020	595,000
275,000	Boeing Company	3.75%		11/20/2016	288,475
625,000	Caterpillar Financial Services Corporation	1.00%		03/03/2017	627,457
565,000	CCO Holdings LLC	5.25%		09/30/2022	579,831
70,000	CCOH Safari LLC	5.50%		12/01/2022	71,750
475,000	CDW LLC	6.00%		08/15/2022	511,670
605,000	Cequel Communications LLC	6.38%	^	09/15/2020	640,544
535,000	Chevron Corporation	1.37%		03/02/2018	537,754
85,000	Cinemark USA, Inc.	7.38%		06/15/2021	91,587
620,000	Citigroup, Inc.	1.35%		03/10/2017	619,152
560,000	Comcast Corporation	6.50%		01/15/2017	614,336
665,000	CommScope, Inc.	5.00%	^	06/15/2021	667,494
470,000	ConocoPhillips Company	1.05%		12/15/2017	468,484
545,000	Covidien International Finance S.A.	6.00%		10/15/2017	608,037
170,000	Daimler Finance North America LLC	1.38%	^	08/01/2017	170,146
450,000	Daimler Finance North America LLC	1.65%	^	03/02/2018	452,625
170,000	Dana Holding Corporation	5.50%		12/15/2024	175,950
600,000	DIRECTV Holdings LLC	2.40%		03/15/2017	610,964
250,000	Dow Chemical Company	2.50%		02/15/2016	253,808
211,000	Dow Chemical Company	5.70%		05/15/2018	237,406
610,000	Duke Energy Corporation	1.63%		08/15/2017	616,834

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$620,000	eBay, Inc.	1.35%		07/15/2017	619,493
301,000	Ecolab, Inc.	3.00%		12/08/2016	310,438
350,000	Ecolab, Inc.	1.55%		01/12/2018	350,147
200,000	Energy Gulf Coast, Inc.	9.25%		12/15/2017	136,000
145,000	Energy Gulf Coast, Inc.	11.00%	^	03/15/2020	138,294
55,000	Energy Gulf Coast, Inc.	7.50%		12/15/2021	20,075
100,000	Energy Partners Ltd.	8.25%		02/15/2018	74,500
545,000	ERP Operating LP	5.75%		06/15/2017	597,279
625,000	Express Scripts Holding Company	2.65%		02/15/2017	640,414
115,000	Family Tree Escrow LLC	5.75%	^	03/01/2023	121,325
225,000	Frontier Communications Corporation	8.50%		04/15/2020	253,687
470,000	Gannett Company, Inc.	4.88%	^	09/15/2021	480,575
670,000	Gates Global LLC	6.00%	^	07/15/2022	635,662
600,000	General Electric Capital Corporation	2.90%		01/09/2017	621,971
425,000	General Mills, Inc.	5.70%		02/15/2017	460,775
252,000	Gilead Sciences, Inc.	3.05%		12/01/2016	260,918
315,000	Goldman Sachs Group, Inc.	5.75%		10/01/2016	336,183
250,000	Goldman Sachs Group, Inc.	2.90%		07/19/2018	258,456
605,000	Goodyear Tire & Rubber Company	7.00%		05/15/2022	668,525
295,000	Gray Television, Inc.	7.50%		10/01/2020	311,962
370,000	HCA, Inc.	4.25%		10/15/2019	380,637
180,000	HCA, Inc.	5.38%		02/01/2025	189,337
605,000	HD Supply, Inc.	7.50%		07/15/2020	650,375
400,000	Hewlett-Packard Company	3.30%		12/09/2016	413,735
200,000	Hewlett-Packard Company	2.60%		09/15/2017	205,148
380,000	Hexion Finance Corporation	6.63%		04/15/2020	349,600
635,000	Icahn Enterprises LP	4.88%		03/15/2019	648,494
350,000	Infor, Inc.	6.50%	^	05/15/2022	359,625
620,000	John Deere Capital Corporation	1.40%		03/15/2017	626,468
315,000	JP Morgan Chase & Company	3.15%		07/05/2016	323,204
300,000	JP Morgan Chase & Company	1.35%		02/15/2017	301,143
445,000	Kellogg Company	1.75%		05/17/2017	449,676
363,000	Kinder Morgan Energy Partners LP	6.00%		02/01/2017	390,190
590,000	Kindred Escrow Corporation	8.00%	^	01/15/2020	636,094
627,000	Kraft Foods, Inc.	4.13%		02/09/2016	643,992
600,000	Kroger Company	2.20%		01/15/2017	610,396
200,000	Laboratory Corporation	2.50%		11/01/2018	204,402
420,000	Level 3 Communications, Inc.	5.75%		12/01/2022	432,180
65,000	Level 3 Financing, Inc.	5.38%		08/15/2022	67,214
395,000	Lifepoint Hospitals, Inc.	5.50%		12/01/2021	415,737
405,000	Louisiana-Pacific Corporation	7.50%		06/01/2020	434,363
100,000	Manitowoc Company, Inc.	8.50%		11/01/2020	107,500
45,000	Masonite International Corporation	5.63%	^	03/15/2023	46,350
250,000	McKesson Corporation	1.29%		03/10/2017	250,335
710,000	Memorial Production Partners LP	6.88%	^	08/01/2022	631,900
625,000	Metropolitan Life Global Funding	1.50%	^	01/10/2018	627,967
595,000	MGM Resorts International	6.63%		12/15/2021	638,509
360,000	Milacron LLC	7.75%	^	02/15/2021	374,400
610,000	Morgan Stanley	1.88%		01/05/2018	614,496
380,000	MUFG Americas Holdings Corporation	1.63%		02/09/2018	380,199
340,000	Mylan, Inc.	1.80%		06/24/2016	342,797
300,000	Mylan, Inc.	2.60%		06/24/2018	306,527
300,000	National Rural Utilities Cooperative Finance Corporation	1.10%		01/27/2017	301,332
65,000	NCL Corporation Ltd.	5.00%		02/15/2018	66,625

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	69

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$395,000	NCL Corporation Ltd.	5.25%	^	11/15/2019	406,850
175,000	ONEOK Partners LP	3.25%		02/01/2016	177,357
615,000	Oracle Corporation	2.38%		01/15/2019	630,865
600,000	Phillips 66	2.95%		05/01/2017	620,780
145,000	Pilgrim’s Pride Corporation	5.75%	^	03/15/2025	148,625
450,000	Plastipak Holdings, Inc.	6.50%	^	10/01/2021	460,125
135,000	Platform Specialty Products Corporation	6.50%	^	02/01/2022	141,750
615,000	PNC Funding Corporation	2.70%		09/19/2016	629,762
235,000	Post Holdings, Inc.	7.38%		02/15/2022	243,813
240,000	Procter & Gamble Company	0.75%		11/04/2016	240,409
375,000	Procter & Gamble Company	1.60%		11/15/2018	380,191
140,000	Regal Entertainment Group	5.75%		03/15/2022	143,675
620,000	Revlon Consumer Products Corporation	5.75%		02/15/2021	643,250
425,000	Reynolds Group Issuer LLC	8.25%		02/15/2021	456,875
150,000	Rite Aid Corporation	6.13%	^	04/01/2023	154,500
327,000	Sally Holdings LLC	5.75%		06/01/2022	349,481
135,000	Sanchez Energy Corporation	6.13%		01/15/2023	122,006
455,000	SBA Communications Corporation	5.63%		10/01/2019	482,073
5,000	SBA Telecommunications, Inc.	5.75%		07/15/2020	5,281
615,000	Scientific Games International, Inc.	7.00%	^	01/01/2022	631,913
370,000	Select Medical Corporation	6.38%		06/01/2021	367,919
625,000	Service Corporation International	5.38%		01/15/2022	656,250
550,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	549,313
250,000	Simon Property Group LP	2.15%		09/15/2017	255,277
290,000	Southern Company	1.95%		09/01/2016	294,563
200,000	Southern Company	2.45%		09/01/2018	206,285
320,000	Southern Star Central Corporation	5.13%	^	07/15/2022	330,400
230,000	Southwest Airlines Company	5.13%		03/01/2017	246,000
225,000	Spectrum Brands, Inc.	6.75%		03/15/2020	237,938
600,000	Station Casinos LLC	7.50%		03/01/2021	642,000
620,000	Steel Dynamics, Inc.	5.13%	^	10/01/2021	626,975
335,000	Terex Corporation	6.00%		05/15/2021	345,050
465,000	Tesoro Logistics LP	6.25%	^	10/15/2022	483,600
625,000	Thomson Reuters Corporation	1.30%		02/23/2017	625,910
170,000	Toyota Motor Credit Corporation	1.75%		05/22/2017	172,712
450,000	Toyota Motor Credit Corporation	1.45%		01/12/2018	452,999
655,000	Transdigm, Inc.	6.00%		07/15/2022	657,456
285,000	Triangle USA Petroleum Corporation	6.75%	^	07/15/2022	231,563
690,000	Ultra Petroleum Corporation	5.75%	^	12/15/2018	626,175
585,000	United Rentals North America, Inc.	7.63%		04/15/2022	642,915
500,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	558,750
605,000	Walgreens Boots Alliance, Inc.	1.75%		11/17/2017	610,802
625,000	Wal-Mart Stores, Inc.	1.13%		04/11/2018	626,033
325,000	Waste Management, Inc.	2.60%		09/01/2016	331,026
310,000	WCI Communities, Inc.	6.88%		08/15/2021	319,300
250,000	WellPoint, Inc.	1.88%		01/15/2018	251,998
375,000	WellPoint, Inc.	2.30%		07/15/2018	380,703
600,000	Wells Fargo & Company	2.10%		05/08/2017	613,169

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$500,000	Xerox Corporation	2.95%		03/15/2017	515,065
580,000	Zimmer Holdings, Inc.	1.45%		04/01/2017	581,563

	Total US Corporate Bonds (Cost $58,185,197)				58,528,915

US GOVERNMENT/AGENCY MORTGAGE BACKED OBLIGATIONS 3.0%

	Federal Home Loan Mortgage Corporation,
2,993,764	Pool G08626	3.00%		02/01/2045	3,058,657
3,000,000	Pool G08631	3.00%		03/01/2045	3,065,028
1,255,573	Series 3417-SM	6.11%	# I/F I/O	02/15/2038	236,935

	Federal National Mortgage Assocation Pass-Thru,
4,000,000	Pool AS4645	3.00%		03/01/2045	4,095,234
965,036	Pool MA1200	3.00%		10/01/2032	1,000,822

	Total US Government / Agency Mortgage Backed Obligations (Cost $11,312,059)				11,456,676

US GOVERNMENT BONDS AND NOTES 6.9%
3,520,000	United States Treasury Notes	1.00%		09/30/2016	3,550,251
4,070,000	United States Treasury Notes	1.00%		10/31/2016	4,105,612
4,050,000	United States Treasury Notes	0.88%		11/30/2016	4,076,576
3,800,000	United States Treasury Notes	3.13%		01/31/2017	3,980,204
3,680,000	United States Treasury Notes	3.25%		03/31/2017	3,875,213
3,060,000	United States Treasury Notes	0.88%		05/15/2017	3,077,451
3,430,000	United States Treasury Notes	1.00%		09/15/2017	3,453,314

	Total US Government Bonds and Notes (Cost $26,070,158)				26,118,621

SHORT TERM INVESTMENTS 10.8%
13,734,789	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.03%	♦		13,734,789
13,734,789	Fidelity Institutional Government Portfolio	0.01%	♦		13,734,789
13,734,790	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		13,734,790

	Total Short Term Investments (Cost $41,204,368)				41,204,368

	Total Investments 101.3% (Cost $384,896,421)				385,177,423
	Liabilities in Excess of Other Assets (1.3)%				(4,763,637)

	NET ASSETS 100.0%				$380,413,786

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

SECURITY TYPE BREAKDOWN as a % of Net Assets
Collateralized Loan Obligations	18.2%
Foreign Corporate Bonds	17.9%
US Corporate Bonds	15.4%
Non-Agency Commercial Mortgage Backed Obligations	14.5%
Short Term Investments	10.8%
Non-Agency Residential Collateralized Mortgage Obligations	10.2%
US Government Bonds and Notes	6.9%
Bank Loans	4.3%
US Government / Agency Mortgage Backed Obligations	3.0%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.1%
Other Assets and Liabilities	(1.3)%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets
United States	82.8%
Mexico	2.6%
Chile	2.4%
Colombia	2.3%
Peru	2.2%
Brazil	1.2%
Panama	0.9%
Singapore	0.8%
Costa Rica	0.7%
Guatemala	0.7%
Canada	0.5%
Paraguay	0.5%
Israel	0.5%
Australia	0.5%
China	0.4%
Luxembourg	0.4%
Indonesia	0.3%
Dominican Republic	0.3%
United Kingdom	0.3%
Barbados	0.2%
Jamaica	0.2%
India	0.2%
France	0.2%
Supranational	0.1%
South Korea	0.1%
Qatar	0.0%	~
Other Assets and Liabilities	(1.3)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets
Collateralized Loan Obligations	18.2%
Non-Agency Commercial Mortgage Backed Obligations	14.5%
Short Term Investments	10.8%
Non-Agency Residential Collateralized Mortgage Obligations	10.2%
Banking	8.0%
US Government Bonds and Notes	6.9%
US Government / Agency Mortgage Backed Obligations	3.0%
Telecommunications	2.7%
Media	2.1%
Healthcare	2.1%
Oil & Gas	2.1%
Building and Development	1.7%
Transportation	1.7%
Utilities	1.5%
Automotive	1.3%
Finance	1.2%
Chemicals/Plastics	1.0%
Business Equipment and Services	1.0%
Retailers (other than Food/Drug)	0.9%
Consumer Products	0.9%
Food/Drug Retailers	0.9%
Mining	0.8%
Hotels/Motels/Inns and Casinos	0.8%
Technology	0.7%
Food Products	0.6%
Leisure	0.6%
Financial Intermediaries	0.6%
Real Estate	0.5%
Insurance	0.5%
Beverage and Tobacco	0.4%
Pharmaceuticals	0.4%
Construction	0.4%
Electronics/Electric	0.3%
Industrial Equipment	0.2%
Containers and Glass Products	0.2%
Energy	0.2%
Air Transport	0.2%
Conglomerates	0.2%
Industrial	0.2%
Cosmetics/Toiletries	0.2%
Pulp & Paper	0.2%
Aerospace & Defense	0.1%
Machinery and Tools	0.1%
Environmental Control	0.1%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.1%
Other Assets and Liabilities	(1.3)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2015.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2015, the value of these securities amounted to $108,430,969 or 28.5% of net assets.

†	Perpetual Maturity

Ω	Issuer is in default of interest payments

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

♦	Seven-day yield as of March 31, 2015

~	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	71

Schedule of Investments DoubleLine Shiller Enhanced CAPE® (Cont.)	March 31, 2015

Total Return Swaps - Long
Reference Entity	Counterparty	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector ER USD Index	Barclays Capital, Inc.	10,900,000	04/02/2015	$12,223
Shiller Barclays CAPE® US Sector ER USD Index	Barclays Capital, Inc.	940,000	04/09/2015	—
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	5,507,000	04/30/2015	779,438
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	6,000,000	05/28/2015	743,856
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	11,500,000	06/25/2015	1,009,482
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	19,000,000	07/30/2015	1,210,630
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	12,000,000	08/27/2015	831,788
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	40,000,000	09/24/2015	2,252,085
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	17,000,000	10/29/2015	1,398,383
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	11,000,000	11/19/2015	434,995
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	20,000,000	12/17/2015	307,265
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	65,000,000	01/28/2016	944,863
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	60,000,000	02/25/2016	642,317
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	60,000,000	03/31/2016	(93,420)
Shiller Barclays CAPE® US Sector ER II USD Index	Barclays Capital, Inc.	30,000,000	04/28/2016	160,388

				$10,634,293

Shiller Barclays CAPE® US Sector ER USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an exchange-traded fund that invests primarily in equity securities of companies in the relevant sector.

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index that invests primarily in equity securities of companies in the relevant sector.

Investments in Affiliates

Generally, an issuer is an affiliate of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of the DoubleLine Shiller Enhanced CAPE®’s investments in affiliated mutual funds for the year ended March 31, 2015 is as follows:

Fund	Value at March 31, 2014	Gross Purchases	Gross Sales	Shares Held at March 31, 2015	Value at March 31, 2015	Dividend Income Earned in the Year Ended March 31, 2015	Net Realized Gain (Loss) in the Year Ended March 31, 2015
DoubleLine Core Fixed Income Fund	$5,292,413	$35,250,000	$41,113,644	—	$—	$158,873	$80,698
DoubleLine Floating Rate Fund	3,831,323	11,635,000	15,490,727	—	—	219,499	28,726

	$9,123,736	$46,885,000	$56,604,371	—	$—	$378,372	$109,424

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Flexible Income Fund	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 1.2%

	Eaglewood Consumer Loan Trust,
$1,000,000	Series 2014-1-A	3.50%	^¥	10/15/2019	1,008,800

	Total Asset Backed Obligations (Cost $1,000,000)				1,008,800

COLLATERALIZED LOAN OBLIGATIONS 19.9%

	Adams Mill Ltd.,
250,000	Series 2014-1A-D1	3.75%	#^	07/15/2026	236,344
250,000	Series 2014-1A-E1	5.25%	#^	07/15/2026	220,636

	Apidos Ltd.,
500,000	Series 2014-19A-D	3.96%	#^	10/17/2026	487,565

	ARES Ltd.,
151,087	Series 2007-12A-A	0.89%	#^	11/25/2020	150,463

	Avery Point Ltd.,
250,000	Series 2013-2A-C	3.01%	#^	07/17/2025	244,989
500,000	Series 2013-2A-D	3.71%	#^	07/17/2025	480,929

	Babson Ltd.,
500,000	Series 2014-3A-D2	4.69%	#^	01/15/2026	504,550
250,000	Series 2014-3A-E2	6.79%	#^	01/15/2026	250,618

	Betony Ltd.,
500,000	Series 2015-1A-D	3.86%	#^	04/15/2027	471,963

	Catamaran Ltd.,
250,000	Series 2015-1A-C1	3.38%	#^	04/22/2027	247,600

	Cent Ltd.,
250,000	Series 2014-22A-B	3.43%	#^	11/07/2026	251,087
500,000	Series 2014-22A-C	3.98%	#^	11/07/2026	487,224

	ColumbusNova Ltd.,
250,000	Series 2006-1A-D	1.81%	#^	07/18/2018	247,051

	Dryden Leveraged Loan,
500,000	Series 2006-11A-C1	1.85%	#^	04/12/2020	487,691

	Dryden Senior Loan Fund,
250,000	Series 2012-25A-D	4.23%	#^	01/15/2025	249,859

	Eaton Vance Ltd.,
500,000	Series 2006-8A-B	0.91%	#^	08/15/2022	481,398

	Flatiron Ltd.,
500,000	Series 2013-1A-B	3.01%	#^	01/17/2026	491,728

	Galaxy Ltd.,
250,000	Series 2014-18A-D1	3.96%	#^	10/15/2026	243,636

	GoldenTree Loan Opportunities Ltd.,
500,000	Series 2012-6A-D	4.46%	#^	04/17/2022	501,687

	Halcyon Loan Advisors Funding Ltd.,
250,000	Series 2013-2A-C	2.95%	#^	08/01/2025	238,852
250,000	Series 2014-2A-C	3.73%	#^	04/28/2025	223,704
250,000	Series 2014-2A-D	5.26%	#^	04/28/2025	218,750

	ING Ltd.,
500,000	Series 2013-1A-D	5.25%	#^	04/15/2024	466,543

	LCM LP,
500,000	Series 10AR-BR	2.15%	#^	04/15/2022	500,620
100,000	Series 12A-C	3.51%	#^	10/19/2022	100,255
500,000	Series 12A-D	4.76%	#^	10/19/2022	501,282
500,000	Series 14A-D	3.75%	#^	07/15/2025	486,163
250,000	Series 16A-D	3.85%	#^	07/15/2026	242,162
500,000	Series 6A-C	1.06%	#^	05/28/2019	486,242

	Madison Park Funding Ltd.,
250,000	Series 2014-13A-D	3.61%	#^	01/19/2025	239,252
250,000	Series 2014-13X-E	5.26%	#	01/19/2025	230,736
250,000	Series 2014-14A-D	3.86%	#^	07/20/2026	242,532
500,000	Series 2015-16A-B	3.30%	#^	04/20/2026	498,339

	Magnetite Ltd.,
250,000	Series 2014-9A-B	3.26%	#^	07/25/2026	249,996
500,000	Series 2015-12A-B	2.52%	#^	04/15/2027	500,627

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Octagon Investment Partners Ltd.,
$500,000	Series 2014-1A-C	3.90%	#^	11/14/2026	484,449
500,000	Series 2014-1A-C2	3.79%	#^	11/22/2025	505,710
250,000	Series 2014-1A-D	6.85%	#^	11/14/2026	249,488
500,000	Series 2014-1A-D2	4.87%	#^	11/22/2025	502,220

	OZLM Funding Ltd.,
500,000	Series 2013-5A-A1	1.73%	#^	01/17/2026	499,681

	Pinnacle Park Ltd.,
250,000	Series 2014-1A-C	3.35%	#^	04/15/2026	250,934

	Race Point Ltd.,
250,000	Series 2012-6RA-CR	3.34%	#^	05/24/2023	248,592
250,000	Series 2012-6RA-DR	4.34%	#^	05/24/2023	244,987

	Symphony Ltd.,
500,000	Series 2013-11A-C	3.41%	#^	01/17/2025	503,221

	Thacher Park Ltd.,
500,000	Series 2014-1A-D1	3.78%	#^	10/20/2026	480,752

	Washington Mill Ltd.,
250,000	Series 2014-1A-C	3.26%	#^	04/20/2026	244,506

	WG Horizons,
500,000	Series 2006-1A-C	1.96%	#^	05/24/2019	490,674

	Total Collateralized Loan Obligations (Cost $16,872,988)				16,868,287

FOREIGN CORPORATE BONDS 19.2%
200,000	Abengoa Transmision Sur S.A.	6.88%	^	04/30/2043	226,000
200,000	Aeropuerto Internacional de Tocumen S.A.	5.75%		10/09/2023	207,134
200,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	193,500
200,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	209,000
200,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	209,000
200,000	AES El Salvador Trust	6.75%		03/28/2023	179,000
200,000	Agromercantil Senior Trust	6.25%		04/10/2019	204,740
200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	201,000
150,000	B Communications Ltd.	7.38%	^	02/15/2021	161,475
200,000	Banco Continental SAECA	8.88%		10/15/2017	208,250
200,000	Banco de Costa Rica	5.25%		08/12/2018	204,900
300,000	Banco de Credito del Peru	6.13%	#	04/24/2027	327,720
200,000	Banco do Brasil S.A.	9.00%	#^†	06/18/2024	173,366
200,000	Banco GNB Sudameris S.A.	7.50%		07/30/2022	210,946
150,000	Banco International del Peru S.A.A.	6.63%	#	03/19/2029	162,750
200,000	Banco Nacional de Costa Rica	6.25%		11/01/2023	204,500
200,000	Banco Regional SAECA	8.13%		01/24/2019	212,760
200,000	Banco Santander Mexico	5.95%	#	01/30/2024	211,940
200,000	Bancolombia S.A.	5.13%		09/11/2022	202,580
200,000	BBVA Banco Continental S.A.	5.25%	#^	09/22/2029	203,440
100,000	Camposol S.A.	9.88%		02/02/2017	99,000
200,000	Cementos Progreso Trust	7.13%		11/06/2023	213,500
400,000	Cemex S.A.B. de C.V.	5.70%	^	01/11/2025	395,600
200,000	Cencosud S.A.	4.88%		01/20/2023	198,526
200,000	Cencosud S.A.	5.15%	^	02/12/2025	197,945
200,000	Central American Bottling Corporation	6.75%		02/09/2022	211,250
200,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	166,000
200,000	Columbus International, Inc.	7.38%		03/30/2021	211,000
400,000	Comcel Trust	6.88%		02/06/2024	427,200

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	73

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$200,000	Compania Minera Ares S.A.C.	7.75%		01/23/2021	198,250
250,000	CorpGroup Banking S.A.	6.75%		03/15/2023	248,856
100,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	89,800
100,000	Corporacion Nacional del Cobre de Chile	3.75%		11/04/2020	105,339
100,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	100,949
200,000	Digicel Ltd.	8.25%		09/30/2020	201,300
200,000	Digicel Ltd.	7.13%		04/01/2022	183,440
170,000	Ecopetrol S.A.	7.38%		09/18/2043	185,512
200,000	Ecopetrol S.A.	5.88%		05/28/2045	188,500
403,701	ENA Norte Trust	4.95%		04/25/2023	416,822
198,547	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	208,971
200,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	179,640
200,000	Global Bank Corporation	5.13%	^	10/30/2019	208,480
200,000	GNL Quintero S.A.	4.63%	^	07/31/2029	208,289
200,000	Gol LuxCo S.A.	8.88%	^	01/24/2022	145,500
200,000	Grupo Aval Ltd.	4.75%		09/26/2022	198,690
200,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	216,200
100,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	104,250
400,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	411,500
200,000	Industrial Senior Trust	5.50%		11/01/2022	194,460
200,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	208,500
200,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	211,250
205,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	194,494
200,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	208,000
450,000	JBS Investments GmbH	7.25%		04/03/2024	462,937
200,000	Magnesita Finance Ltd.	8.63%	†	04/05/2017	157,000
200,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	170,500
200,000	Mexichem S.A.B. de C.V.	5.88%	^	09/17/2044	198,000
200,000	Millicom International Cellular S.A.	6.63%		10/15/2021	212,250
200,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	191,000
90,176	Nakilat, Inc.	6.27%		12/31/2033	106,241
200,000	OAS Financial Ltd.	8.88%	#†Ω	04/29/2049	30,500
200,000	Oleoducto Central S.A.	4.00%		05/07/2021	199,600
200,000	Pacific Rubiales Energy Corporation	5.13%		03/28/2023	117,500
200,000	Pacific Rubiales Energy Corporation	5.63%	^	01/19/2025	118,140
100,000	Pacific Rubiales Energy Corporation	5.63%		01/19/2025	59,070
200,000	Petroleos Mexicanos	5.50%		01/21/2021	220,500
250,000	Rio Oil Finance Trust	6.25%		07/06/2024	228,505
95,000	Seven Generations Energy Ltd.	8.25%	^	05/15/2020	97,375
200,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	209,560
300,000	Southern Copper Corporation	6.75%		04/16/2040	322,830
200,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	205,500
200,000	Telefonica Chile S.A.	3.88%		10/12/2022	201,845
200,000	Tencent Holdings Ltd.	3.80%	^	02/11/2025	204,800
200,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	213,750
200,000	Unifin Financiera S.A.P.I. de C.V.	6.25%	^	07/22/2019	186,820
200,000	Vale Overseas Ltd.	4.63%		09/15/2020	200,400
200,000	Vedanta Resources PLC	8.25%		06/07/2021	182,375
200,000	Vedanta Resources PLC	7.13%		05/31/2023	166,000
400,000	Volcan Cia Minera S.A.A.	5.38%		02/02/2022	381,200
200,000	VTR Finance B.V.	6.88%		01/15/2024	208,000

	Total Foreign Corporate Bonds (Cost $16,947,129)				16,303,212

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS AND NOTES, SUPRANATIONALS AND FOREIGN AGENCIES 0.2%
$200,000	Panama Government International Bond	3.75%		03/16/2025	206,000

	Total Foreign Government Bonds and Notes, Supranationals and Foreign Agencies (Cost $197,714)				206,000

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 9.9%

	Banc of America Commercial Mortgage Trust,
150,000	Series 2006-6-AM	5.39%		10/10/2045	158,784
100,000	Series 2007-1-AMFX	5.48%	#	01/15/2049	104,349
100,000	Series 2007-5-AM	5.77%	#	02/10/2051	106,825

	Bear Stearns Commercial Mortgage Securities, Inc.,
100,000	Series 2006-PW13-AJ	5.61%	#	09/11/2041	103,058
250,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	258,733

	CD Commercial Mortgage Trust,
100,000	Series 2006-CD2-AM	5.35%	#	01/15/2046	103,310
100,000	Series 2007-CD4-AMFX	5.37%	#	12/11/2049	104,722

	CGBAM Commercial Mortgage Trust,
100,000	Series 2014-HD-D	2.17%	#^	02/15/2031	99,569

	Citigroup Commercial Mortgage Trust,
210,000	Series 2007-C6-AMFX	5.70%	#^	12/10/2049	223,718
1,884,285	Series 2014-GC25-XA	1.25%	# I/O	10/10/2047	150,938

	COBALT Commercial Mortgage Trust,
150,000	Series 2007-C2-AJFX	5.57%	#	04/15/2047	153,665
100,000	Series 2007-C3-AM	5.76%	#	05/15/2046	108,061

	Commercial Mortgage Pass-Through Certificates,
3,228,645	Series 2013-CR10-XA	1.16%	# I/O	08/10/2046	167,772
1,341,363	Series 2014-CR17-XA	1.36%	# I/O	05/10/2047	97,787
100,000	Series 2014-CR19-C	4.88%	#	08/10/2047	107,137
1,490,833	Series 2014-CR19-XA	1.47%	# I/O	08/10/2047	117,478
125,000	Series 2014-CR20-C	4.66%	#	11/10/2047	132,112
150,000	Series 2014-KYO-E	2.53%	#^	06/11/2027	149,998
100,000	Series 2014-KYO-F	3.68%	#^	06/11/2027	99,872
2,500,000	Series 2015-DC1-XA	1.34%	# I/O	02/10/2048	202,434

	Countrywide Commercial Mortgage Trust,
183,826	Series 2007-MF1-A	6.28%	#^	11/12/2043	193,476

	Credit Suisse Mortgage Capital Certificates,
150,000	Series 2006-C4-AM	5.51%		09/15/2039	158,162
100,000	Series 2007-C2-AM	5.57%	#	01/15/2049	107,312
100,000	Series 2007-C4-A1AM	5.90%	#	09/15/2039	108,390
2,018,458	Series 2014-USA-X1	0.55%	# ^ I/O	09/15/2037	97,962

	CSAIL Commercial Mortgage Trust,
2,750,000	Series 2015-C1-XA	1.12%	# I/O	04/15/2050	192,775

	Grace Mortgage Trust,
100,000	Series 2014-GRCE-A	3.37%	^	06/10/2028	105,867

	Greenwich Capital Commercial Funding Corporation,
100,000	Series 2006-GG7-AJ	6.01%	#	07/10/2038	102,466
150,000	Series 2007-GG11-AM	5.87%	#	12/10/2049	162,563
200,000	Series 2007-GG9-AM	5.48%		03/10/2039	211,166

	GS Mortgage Securities Corporation,
100,000	Series 2006-GG6-AJ	5.71%	#	04/10/2038	102,282
175,000	Series 2006-GG8-AJ	5.62%		11/10/2039	179,182

	JP Morgan Chase Commercial Mortgage Securities Corporation,
150,000	Series 2006-LDP8-AJ	5.48%	#	05/15/2045	156,893
198,533	Series 2006-LDP9-AM	5.37%		05/15/2047	206,654
150,000	Series 2007-CB20-AM	6.08%	#	02/12/2051	164,574
150,000	Series 2007-CIBC18-AM	5.47%	#	06/12/2047	159,290
100,000	Series 2014-DSTY-A	3.43%	^	06/10/2027	104,345
150,000	Series 2014-PHH-D	2.57%	#^	08/15/2027	150,655

	JPMBB Commercial Mortgage Securities Trust,
2,223,062	Series 2014-C18-XA	1.15%	# I/O	02/15/2047	144,321
1,245,317	Series 2014-C21-XA	1.13%	# I/O	08/15/2047	96,622
100,000	Series 2014-C23-C	4.46%	#	09/15/2047	105,822
150,000	Series 2014-C25-C	4.45%	#	11/15/2047	158,558

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	LB-UBS Commercial Mortgage Trust,
$100,000	Series 2007-C1-AJ	5.48%		02/15/2040	104,476
100,000	Series 2007-C1-AM	5.46%		02/15/2040	106,892

	Merrill Lynch Mortgage Trust,
100,000	Series 2005-CIP1-AM	5.11%	#	07/12/2038	101,017

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
100,000	Series 2006-1-AJ	5.75%	#	02/12/2039	102,543

	Morgan Stanley Bank of America Merrill Lynch Trust,
100,000	Series 2014-C18-C	4.49%		10/15/2047	104,709
180,000	Series 2015-C21-C	4.16%	#	03/15/2048	184,818

	Morgan Stanley Capital, Inc.,
100,000	Series 2005-HQ7-AJ	5.36%	#	11/14/2042	101,313
150,000	Series 2005-IQ10-AJ	5.20%	#	09/15/2042	152,086
250,000	Series 2006-HQ8-AJ	5.68%	#	03/12/2044	255,828
200,000	Series 2007-HQ11-AJ	5.51%	#	02/12/2044	209,148
150,000	Series 2007-IQ16-AM	6.29%	#	12/12/2049	164,895
150,000	Series 2014-MP-D	3.69%	#^	08/11/2029	154,948

	Wachovia Bank Commercial Mortgage Trust,
100,000	Series 2007-C30-AJ	5.41%	#	12/15/2043	102,501
100,000	Series 2007-C30-AM	5.38%		12/15/2043	106,153
150,000	Series 2007-C31-AM	5.59%	#	04/15/2047	160,312

	Wells Fargo Commercial Mortgage Trust,
200,000	Series 2015-C27-C	3.89%		02/15/2048	196,626

	WF-RBS Commercial Mortgage Trust,
2,552,440	Series 2014-C24-XA	0.99%	# I/O	11/15/2047	175,174

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $8,392,141)				8,403,098

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 23.8%

	Banc of America Funding Trust,
750,000	Series 2005-B-3M1	0.63%	#	04/20/2035	603,267

	Countrywide Alternative Loan Trust,
930,112	Series 2007-15CB-A7	6.00%		07/25/2037	877,764
1,175,011	Series 2008-1R-2A3	6.00%		08/25/2037	991,488

	Countrywide Home Loans,
917,914	Series 2007-14-A15	6.50%		09/25/2037	916,419

	Credit Suisse First Boston Mortgage Backed Trust,
623,574	Series 2006-2-A5A	6.08%	#	09/25/2036	479,541

	Credit Suisse First Boston Mortgage Securities Corporation,
782,037	Series 2005-9-5A9	5.50%		10/25/2035	689,963

	Credit Suisse Mortgage Capital Certificates,
1,500,000	Series 2011-12R-3A5	2.26%	#^	07/27/2036	1,386,599
402,000	Series 2011-5R-6A9	5.49%	#^	11/27/2037	362,435

	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust,
833,003	Series 2006-AB4-A1A	6.01%	#	10/25/2036	697,776

	Deutsche Mortgage & Asset Receiving Corporation,
280,889	Series 2014-RS1-1A2	10.16%	#^	07/27/2037	228,637

	Impac Secured Assets Trust,
1,182,192	Series 2006-5-1A1C	0.44%	#	02/25/2037	919,972

	Lehman Mortgage Trust,
349,572	Series 2006-1-1A3	5.50%		02/25/2036	289,489

	MASTR Adjustable Rate Mortgages Trust,
482,580	Series 2006-2-2A1	2.56%	#	04/25/2036	453,654

	Merrill Lynch Alternative Note Asset Trust,
610,637	Series 2007-F1-2A7	6.00%		03/25/2037	489,343

	Merrill Lynch Mortgage Investors Trust,
1,391,864	Series 2006-AF1-AF2C	6.25%		08/25/2036	1,131,611

	Morgan Stanley Mortgage Loan Trust,
343,607	Series 2005-7-4A1	5.50%		11/25/2035	312,617
357,368	Series 2006-2-2A4	5.75%		02/25/2036	340,613
918,351	Series 2006-2-7A1	5.56%	#	02/25/2036	890,468
896,072	Series 2007-8XS-A1	5.75%	#	04/25/2037	700,236

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Accredit Loans, Inc.,
$532,103	Series 2006-QS10-A9	6.50%		08/25/2036	464,477
1,124,808	Series 2006-QS12-2A3	6.00%		09/25/2036	921,996

	Residential Asset Securitization Trust,
657,898	Series 2006-A2-A11	6.00%		01/25/2046	551,038

	Springleaf Mortgage Loan Trust,
750,000	Series 2013-1A-B2	6.00%	#^	06/25/2058	791,570
750,000	Series 2013-2A-B2	6.00%	#^	12/25/2065	768,774

	Washington Mutual Mortgage Pass-Through Certificates,
1,716,447	Series 2006-2-4CB	6.00%		03/25/2036	1,517,844

	Wells Fargo Alternative Loan Trust,
1,838,958	Series 2007-PA5-1A1	6.25%		11/25/2037	1,791,963

	Wells Fargo Mortgage Backed Securities Trust,
455,210	Series 2007-2-1A15	5.75%		03/25/2037	441,519
232,218	Series 2007-3-1A4	6.00%		04/25/2037	231,007

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $20,272,310)				20,242,080

US CORPORATE BONDS 11.4%
140,000	Activision Blizzard, Inc.	5.63%^		09/15/2021	149,450
185,000	Alere, Inc.	6.50%		06/15/2020	192,400
135,000	American Axle & Manufacturing, Inc.	6.63%		10/15/2022	145,462
60,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	62,325
75,000	Asbury Automotive Group, Inc.	6.00%		12/15/2024	78,187
145,000	Ashland, Inc.	4.75%		08/15/2022	147,900
155,000	Audatex North America, Inc.	6.00%	^	06/15/2021	164,687
145,000	Avis Budget Car Rental LLC	5.50%		04/01/2023	149,894
195,000	Berry Plastics Corporation	5.50%		05/15/2022	200,606
145,000	Biomet, Inc.	6.50%		08/01/2020	154,062
120,000	CCO Holdings LLC	5.25%		09/30/2022	123,150
90,000	CCOH Safari LLC	5.50%		12/01/2022	92,250
195,000	CDW LLC	6.00%		08/15/2022	210,054
80,000	Cequel Communications LLC	6.38%	^	09/15/2020	84,700
165,000	CommScope, Inc.	5.00%	^	06/15/2021	165,619
80,000	Dana Holding Corporation	5.50%		12/15/2024	82,800
40,000	Energy Gulf Coast, Inc.	9.25%		12/15/2017	27,200
65,000	Energy Gulf Coast, Inc.	11.00%	^	03/15/2020	61,994
50,000	Energy Gulf Coast, Inc.	7.50%		12/15/2021	18,250
85,000	Energy Partners Ltd.	8.25%		02/15/2018	63,325
40,000	Family Tree Escrow LLC	5.75%	^	03/01/2023	42,200
95,000	Frontier Communications Corporation	8.50%		04/15/2020	107,112
205,000	Gannett Company, Inc.	4.88%	^	09/15/2021	209,612
215,000	Gates Global LLC	6.00%	^	07/15/2022	203,981
185,000	Goodyear Tire & Rubber Company	7.00%		05/15/2022	204,425
155,000	Gray Television, Inc.	7.50%		10/01/2020	163,912
145,000	HCA, Inc.	4.25%		10/15/2019	149,169
60,000	HCA, Inc.	5.38%		02/01/2025	63,112
190,000	HD Supply, Inc.	7.50%		07/15/2020	204,250
175,000	Hexion Finance Corporation	6.63%		04/15/2020	161,000
215,000	Icahn Enterprises LP	4.88%		03/15/2019	219,569
130,000	Infor, Inc.	6.50%	^	05/15/2022	133,575
80,000	Kindred Escrow Corporation	8.00%	^	01/15/2020	86,250
200,000	Level 3 Communications, Inc.	5.75%		12/01/2022	205,800
15,000	Level 3 Financing, Inc.	5.38%		08/15/2022	15,511
165,000	Lifepoint Hospitals, Inc.	5.50%		12/01/2021	173,663

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	75

Schedule of Investments DoubleLine Flexible Income Fund (Cont.)	March 31, 2015

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
$175,000	Louisiana-Pacific Corporation	7.50%		06/01/2020	187,688
75,000	Manitowoc Company, Inc.	8.50%		11/01/2020	80,625
20,000	Masonite International Corporation	5.63%	^	03/15/2023	20,600
180,000	Memorial Production Partners LP	6.88%	^	08/01/2022	160,200
200,000	MGM Resorts International	6.63%		12/15/2021	214,625
160,000	Milacron LLC	7.75%	^	02/15/2021	166,400
55,000	NCL Corporation Ltd.	5.00%		02/15/2018	56,375
150,000	NCL Corporation Ltd.	5.25%	^	11/15/2019	154,500
60,000	Pilgrim’s Pride Corporation	5.75%	^	03/15/2025	61,500
195,000	Plastipak Holdings, Inc.	6.50%	^	10/01/2021	199,388
65,000	Platform Specialty Products Corporation	6.50%	^	02/01/2022	68,250
130,000	Post Holdings, Inc.	7.38%		02/15/2022	134,875
65,000	Regal Entertainment Group	5.75%		03/15/2022	66,706
185,000	Revlon Consumer Products Corporation	5.75%		02/15/2021	191,938
100,000	Reynolds Group Issuer LLC	8.25%		02/15/2021	107,500
60,000	Rite Aid Corporation	6.13%	^	04/01/2023	61,800
145,000	Sally Holdings LLC	5.75%		06/01/2022	154,969
55,000	Sanchez Energy Corporation	6.13%		01/15/2023	49,706
190,000	SBA Communications Corporation	5.63%		10/01/2019	201,305
10,000	SBA Telecommunications, Inc.	5.75%		07/15/2020	10,563
160,000	Scientific Games International, Inc.	7.00%	^	01/01/2022	164,400
155,000	Select Medical Corporation	6.38%		06/01/2021	154,128
150,000	Service Corporation International	5.38%		01/15/2022	157,500
205,000	Signode Industrial Group, Inc.	6.38%	^	05/01/2022	204,744
120,000	Southern Star Central Corporation	5.13%	^	07/15/2022	123,900
135,000	Spectrum Brands, Inc.	6.75%		03/15/2020	142,763
105,000	Station Casinos LLC	7.50%		03/01/2021	112,350
145,000	Steel Dynamics, Inc.	5.13%	^	10/01/2021	146,631
145,000	Terex Corporation	6.00%		05/15/2021	149,350
205,000	Tesoro Logistics LP	6.25%	^	10/15/2022	213,200
215,000	Transdigm, Inc.	6.00%		07/15/2022	215,806
125,000	Triangle USA Petroleum Corporation	6.75%	^	07/15/2022	101,563
170,000	Ultra Petroleum Corporation	5.75%	^	12/15/2018	154,275
185,000	United Rentals North America, Inc.	7.63%		04/15/2022	203,315
185,000	Viking Cruises Ltd.	8.50%	^	10/15/2022	206,738
135,000	WCI Communities, Inc.	6.88%		08/15/2021	139,050

	Total US Corporate Bonds (Cost $9,575,237)				9,656,682

US GOVERNMENT/AGENCY MORTGAGE BACKED OBLIGATIONS 1.2%

	Federal Home Loan Mortgage Corporation,
959,923	Series 4390-NY	3.00%		06/15/2040	1,002,982

	Total US Government / Agency Mortgage Backed Obligations (Cost $977,295)				1,002,982

AFFILIATED MUTUAL FUNDS 9.6% (a)
806,246	DoubleLine Floating Rate Fund				8,175,333

	Total Affiliated Mutual Funds (Cost $8,140,387)				8,175,333

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 3.5%
990,301	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.03%	♦		990,301
990,302	Fidelity Institutional Government Portfolio	0.01%	♦		990,302
990,302	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		990,302

	Total Short Term Investments (Cost $2,970,905)				2,970,905

	Total Investments 99.9% (Cost $85,346,106)				84,837,379
	Other Assets in Excess of Liabilities 0.1%				90,299

	NET ASSETS 100.0%				$84,927,678

SECURITY TYPE BREAKDOWN as a % of Net Assets
Non-Agency Residential Collateralized Mortgage Obligations	23.8%
Collateralized Loan Obligations	19.9%
Foreign Corporate Bonds	19.2%
US Corporate Bonds	11.4%
Non-Agency Commercial Mortgage Backed Obligations	9.9%
Affiliated Mutual Funds	9.6%
Short Term Investments	3.5%
Asset Backed Obligations	1.2%
US Government / Agency Mortgage Backed Obligations	1.2%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.2%
Other Assets and Liabilities	0.1%

100.0%

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

COUNTRY BREAKDOWN as a % of Net Assets
United States	80.5%
Mexico	3.0%
Peru	2.6%
Brazil	2.3%
Colombia	2.2%
Chile	1.6%
Guatemala	1.5%
Panama	1.2%
Paraguay	0.8%
Costa Rica	0.7%
Dominican Republic	0.7%
Israel	0.6%
Jamaica	0.5%
India	0.4%
Barbados	0.3%
China	0.2%
Luxembourg	0.2%
Indonesia	0.2%
El Salvador	0.2%
Qatar	0.1%
Canada	0.1%
Other Assets and Liabilities	0.1%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets
Non-Agency Residential Collateralized Mortgage Obligations	23.8%
Collateralized Loan Obligations	19.9%
Non-Agency Commercial Mortgage Backed Obligations	9.9%
Affiliated Mutual Funds	9.6%
Short Term Investments	3.5%
Banking	3.5%
Telecommunications	3.4%
Oil & Gas	3.0%
Building and Development	2.4%
Mining	2.0%
Transportation	1.7%
Utilities	1.7%
Chemicals/Plastics	1.6%
Media	1.3%
Consumer Products	1.2%
Asset Backed Obligations	1.2%
US Government/Agency Mortgage Backed Obligations	1.2%
Healthcare	1.2%
Retailers (other than Food/Drug)	0.8%
Automotive	0.8%
Finance	0.8%
Leisure	0.8%
Business Equipment and Services	0.6%
Technology	0.6%
Hotels/Motels/Inns and Casinos	0.6%
Industrial	0.5%
Food/Drug Retailers	0.5%
Financial Intermediaries	0.3%
Beverage and Tobacco	0.3%
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	0.2%
Food Products	0.2%
Cosmetics/Toiletries	0.2%
Machinery and Tools	0.2%
Conglomerates	0.2%
Energy	0.1%
Containers and Glass Products	0.1%
Construction	0.0%	~
Other Assets and Liabilities	0.1%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2015, the value of these securities amounted to $30,569,968 or 36.0% of net assets.

¥	Illiquid security. At March 31, 2015, the value of these securities amount to $1,008,800 or 1.2% of net assets.
#	Variable rate security. Rate disclosed as of March 31, 2015.

†	Perpetual Maturity

Ω	Issuer is in default of interest payments

I/O	Interest only security
(a)	Institutional class shares held

♦	Seven-day yield as of March 31, 2015

~	Represents less than 0.05% of net assets

Investments in Affiliates

Generally, an issuer is an affiliate of a Fund under the Investment Company Act of 1940 if the Fund holds 5% or more of the outstanding voting securities of the issuer or if the issuer is under common control with the Fund.

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the period ended March 31, 2015 is as follows:

Fund	Value at April 7, 2014	Gross Purchases	Gross Sales	Shares Held at March 31, 2015	Value at March 31, 2015	Dividend Income Earned in the Year Ended March 31, 2015	Net Realized Gain (Loss) in the Year Ended March 31, 2015
DoubleLine Floating Rate Fund	$—	$10,669,000	$2,525,600	806,246	$8,175,333	$174,921	$(3,013)
DoubleLine Total Return Bond Fund	—	12,000,000	12,024,123	—	—	34,270	24,123

	$—	$22,669,000	$14,549,723	806,246	$8,175,333	$209,191	$21,110

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	77

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 0.5%

MEXICO 0.5%

	New Sunward Holding B.V.,
$724,926	Guaranteed Senior Secured 1st Lien Term Loan, Tranche A6	4.68%	#	02/14/2017	726,137

	Total Bank Loans (Cost $724,020)				726,137

FOREIGN CORPORATE BONDS 98.3%

BARBADOS 0.7%
1,000,000	Columbus International, Inc.	7.38%	^	03/30/2021	1,055,000

					1,055,000

BRAZIL 12.0%
3,000,000	Cosan Overseas Ltd.	8.25%	†	11/05/2015	2,988,300
550,000	Globo Communicacao e Participacoes S.A.	6.25%	#†	07/20/2015	558,250
100,000	Globo Communicacao e Participacoes S.A.	5.31%	#^	05/11/2022	104,625
2,930,000	Globo Communicacao e Participacoes S.A.	5.31%	#	05/11/2022	3,065,512
1,750,000	JBS Investments GmbH	7.75%		10/28/2020	1,859,375
200,000	Marfrig Holdings B.V.	8.38%		05/09/2018	190,000
1,500,000	Marfrig Holdings B.V.	6.88%	^	06/24/2019	1,278,750
1,000,000	Marfrig Holdings B.V.	6.88%		06/24/2019	852,500
600,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	573,000
1,900,000	Minerva Luxembourg S.A.	8.75%	#†	04/03/2019	1,814,500
1,000,000	OAS Investments GmbH	8.25%	Ω	10/19/2019	152,500
2,500,000	Petrobras Global Finance B.V.	3.15%	#	03/17/2020	2,162,500
200,000	Raizen Energy Finance Ltd.	7.00%		02/01/2017	213,500
1,300,000	Rearden G Holdings EINS GmbH	7.88%		03/30/2020	1,157,000
250,000	Rio Oil Finance Trust	6.25%		07/06/2024	228,505
150,000	Vale Overseas Ltd.	4.63%		09/15/2020	150,300

					17,349,117

CHILE 13.1%
150,000	Banco Santander	1.15%	#^	04/11/2017	149,626
2,163,000	Banco Santander	1.15%	#	04/11/2017	2,157,610
600,000	Banco Santander	2.14%	#	06/07/2018	612,300
300,000	Cencosud S.A.	5.50%		01/20/2021	314,312
2,500,000	Corpbanca S.A.	3.13%		01/15/2018	2,486,730
700,000	Corpbanca S.A.	3.88%		09/22/2019	702,219
2,000,000	Corporacion Nacional del Cobre de Chile	3.75%		11/04/2020	2,106,786
3,000,000	Guanay Finance Ltd.	6.00%		12/15/2020	3,157,500
3,000,000	Inversiones CMPC S.A.	4.75%		01/19/2018	3,152,817
1,300,000	Sociedad Quimica y Minera S.A.	6.13%		04/15/2016	1,319,474
2,500,000	Tanner Servicios Financieros S.A.	4.38%		03/13/2018	2,461,973
300,000	VTR Finance B.V.	6.88%		01/15/2024	312,000

					18,933,347

CHINA 2.3%
400,000	CNPC General Capital Ltd.	1.16%	#^	05/14/2017	400,767
1,100,000	CNPC General Capital Ltd.	1.16%	#	05/14/2017	1,102,108
800,000	Hutchison Whampoa International Ltd.	2.00%		11/08/2017	806,688
1,000,000	Sinopec Group Overseas Development Ltd.	1.17%	#^	04/10/2019	999,018

					3,308,581

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLOMBIA 13.2%
$1,200,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	1,206,000
1,600,000	Banco GNB Sudameris S.A.	3.88%		05/02/2018	1,552,000
1,200,000	Bancolombia S.A.	6.13%		07/26/2020	1,288,140
2,500,000	Ecopetrol S.A.	4.25%		09/18/2018	2,625,000
1,200,000	Empresa de Energia de Bogota S.A.	6.13%		11/10/2021	1,290,000
2,200,000	Grupo Aval Ltd.	5.25%		02/01/2017	2,304,500
400,000	GrupoSura Finance S.A.	5.70%		05/18/2021	430,500
800,000	Millicom International Cellular S.A.	4.75%		05/22/2020	787,200
1,200,000	Millicom International Cellular S.A.	6.63%		10/15/2021	1,273,500
1,000,000	Oleoducto Central S.A.	4.00%		05/07/2021	998,000
3,800,000	Pacific Rubiales Energy Corporation	5.38%		01/26/2019	2,517,500
2,600,000	Transportadora de Gas Internacional S.A.	5.70%		03/20/2022	2,743,000

					19,015,340

COSTA RICA 2.9%
1,300,000	Banco de Costa Rica	5.25%		08/12/2018	1,331,850
1,200,000	Banco Nacional de Costa Rica	4.88%		11/01/2018	1,219,440
1,500,000	Instituto Costarricense de Electricidad	6.95%		11/10/2021	1,584,375

					4,135,665

DOMINICAN REPUBLIC 2.3%
200,000	Aeropuertos Dominicanos	9.75%	#	11/13/2019	193,500
500,000	AES Andres Dominicana Ltd.	9.50%	^	11/12/2020	522,500
2,500,000	AES Andres Dominicana Ltd.	9.50%		11/12/2020	2,612,500

					3,328,500

GUATEMALA 5.3%
900,000	Agromercantil Senior Trust	6.25%	^	04/10/2019	921,330
1,600,000	Agromercantil Senior Trust	6.25%		04/10/2019	1,637,920
500,000	Bantrab Senior Trust	9.00%		11/14/2020	526,250
2,000,000	Cementos Progreso Trust	7.13%		11/06/2023	2,135,000
2,350,000	Central American Bottling Corporation	6.75%		02/09/2022	2,482,187

					7,702,687

INDIA 1.4%
200,000	ONGC Videsh Ltd.	3.25%		07/15/2019	203,569
2,000,000	Vedanta Resources PLC	6.00%		01/31/2019	1,791,980

					1,995,549

INDONESIA 2.4%
3,400,000	Freeport-McMoRan Copper & Gold, Inc.	2.38%		03/15/2018	3,385,207

					3,385,207

ISRAEL 4.3%
600,000	B Communications Ltd.	7.38%	^	02/15/2021	645,900
2,000,000	Delek & Avner Tamar Bond Ltd.	3.84%	^	12/30/2018	2,003,296
2,000,000	Israel Electric Corporation Ltd.	2.00%	#	01/17/2018	1,980,000
1,500,000	Israel Electric Corporation Ltd.	5.63%		06/21/2018	1,602,654

					6,231,850

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
JAMAICA 1.9%
$1,200,000	Digicel Ltd.	7.00%		02/15/2020	1,230,000
1,500,000	Digicel Ltd.	8.25%		09/30/2020	1,509,750

					2,739,750

MEXICO 14.6%
1,000,000	Banco Mercantil del Norte	6.86%	#	10/13/2021	1,046,880
2,000,000	Banco Santander Mexico	5.95%	#	01/30/2024	2,119,400
2,800,000	BBVA Bancomer S.A.	6.01%	#	05/17/2022	2,954,000
3,200,000	Cemex S.A.B. de C.V.	5.00%	#	10/15/2018	3,350,400
500,000	Credito Real S.A.B. de C.V.	7.50%	^	03/13/2019	513,500
200,000	Credito Real S.A.B. de C.V.	7.50%		03/13/2019	205,400
2,700,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	2,918,700
1,000,000	Grupo Elektra S.A.B. de C.V.	7.25%		08/06/2018	1,042,500
1,700,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	1,748,875
500,000	Grupo Posadas S.A.B de C.V	7.88%		11/30/2017	492,500
2,700,000	Petroleos Mexicanos	3.50%		07/18/2018	2,814,750
1,500,000	TV Azteca S.A.B. de C.V.	7.63%		09/18/2020	1,603,125
300,000	Unifin Financiera S.A.P.I. de C.V.	6.25%	^	07/22/2019	280,230

					21,090,260

PANAMA 4.9%
250,000	Banco Latinoamericano de Comercio Exterior S.A.	3.75%		04/04/2017	257,500
3,588,456	ENA Norte Trust	4.95%		04/25/2023	3,705,080
1,500,000	Global Bank Corporation	4.75%		10/05/2017	1,546,500
1,500,000	Global Bank Corporation	5.13%	^	10/30/2019	1,563,600

					7,072,680

PARAGUAY 1.8%
1,080,000	Banco Regional SAECA	8.13%		01/24/2019	1,148,904
1,000,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	1,027,500
400,000	Telefonica Celular del Paraguay S.A.	6.75%		12/13/2022	411,000

					2,587,404

PERU 12.8%
2,500,000	Banco de Credito del Peru	2.75%		01/09/2018	2,523,750
3,000,000	BBVA Banco Continental S.A.	3.25%		04/08/2018	3,090,000
600,000	Camposol S.A.	9.88%		02/02/2017	594,000
200,000	Corporacion Azucarera del Peru S.A.	6.38%		08/02/2022	179,600
600,000	Corporacion Financiera de Desarrollo S.A.	3.25%	^	07/15/2019	610,500
1,000,000	Corporacion Financiera de Desarrollo S.A.	3.25%		07/15/2019	1,017,500
300,000	Fondo Mivivienda S.A.	3.38%		04/02/2019	305,250
200,000	Inkia Energy Ltd.	8.38%	^	04/04/2021	208,500
740,000	Inkia Energy Ltd.	8.38%		04/04/2021	771,450
1,500,000	InRetail Shopping Malls	6.50%		07/09/2021	1,578,750
300,000	Maestro Peru S.A.	6.75%		09/26/2019	316,500
5,296,880	Peru Enhanced Pass-Through Finance Ltd.	0.00%		05/31/2018	5,066,996
1,500,000	Union Andina de Cementos S.A.A.	5.88%	^	10/30/2021	1,520,250
700,000	Union Andina de Cementos S.A.A.	5.88%		10/30/2021	709,450

					18,492,496

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
QATAR 0.6%
$762,836	Ras Laffan Liquefied Natural Gas Company	5.30%		09/30/2020	823,673

					823,673

SINGAPORE 1.8%
251,000	DBS Bank Ltd.	0.86%	#	07/15/2021	249,118
1,500,000	DBS Bank Ltd.	3.63%	#	09/21/2022	1,557,169
800,000	Oversea-Chinese Banking Corporation	4.00%	#	10/15/2024	834,920

					2,641,207

	Total Foreign Corporate Bonds (Cost $145,187,872)				141,888,313

SHORT TERM INVESTMENTS 0.3%
120,636	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.03%	♦		120,636
120,636	Fidelity Institutional Government Portfolio	0.01%	♦		120,636
120,636	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		120,636

	Total Short Term Investments (Cost $361,908)				361,908

	Total Investments 99.1% (Cost $146,273,800)				142,976,358
	Other Assets in Excess of Liabilities 0.9%				1,333,965

	NET ASSETS 100.0%				$144,310,323

COUNTRY BREAKDOWN as a % of Net Assets
Mexico	15.1%
Colombia	13.2%
Chile	13.1%
Peru	12.8%
Brazil	12.0%
Guatemala	5.3%
Panama	4.9%
Israel	4.3%
Costa Rica	2.9%
Indonesia	2.4%
China	2.3%
Dominican Republic	2.3%
Jamaica	1.9%
Paraguay	1.8%
Singapore	1.8%
India	1.4%
Other Assets and Liabilities	0.9%
Barbados	0.7%
Qatar	0.6%
United States	0.3%

100.0%

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	79

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)	March 31, 2015

INVESTMENT BREAKDOWN as a % of Net Assets
Banking	24.5%
Oil & Gas	13.2%
Transportation	11.8%
Building and Development	8.7%
Utilities	7.3%
Telecommunications	5.7%
Mining	5.2%
Consumer Products	5.1%
Finance	4.3%
Media	3.7%
Pulp & Paper	2.2%
Chemicals/Plastics	2.2%
Beverage and Tobacco	1.7%
Real Estate	1.1%
Retailers (other than Food/Drug)	0.9%
Conglomerates	0.6%
Hotels/Motels/Inns and Casinos	0.3%
Short Term Investments	0.3%
Food/Drug Retailers	0.2%
Construction	0.1%
Other Assets and Liabilities	0.9%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2015.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2015, the value of these securities amounted to $15,583,892 or 10.8% of net assets.

†	Perpetual Maturity

Ω	Issuer is in default of interest payments

♦	Seven-day yield as of March 31, 2015

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	March 31, 2015

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT/AGENCY MORTGAGE BACKED OBLIGATIONS 58.9%

	Federal Home Loan Mortgage Corporation,
$1,541,232	Series 4057-ZB	3.50%		06/15/2042	1,632,490
1,541,232	Series 4057-ZC	3.50%		06/15/2042	1,614,895
2,144,798	Series 4182-ZD	3.50%		03/15/2043	2,206,450
1,059,109	Series 4194-ZL	3.00%		04/15/2043	1,003,849
2,367,685	Series 4204-QZ	3.00%		05/15/2043	2,243,055
1,599,256	Series 4206-LZ	3.50%		05/15/2043	1,651,048
596,944	Series 4210-Z	3.00%		05/15/2043	589,244
315,362	Series 4226-GZ	3.00%		07/15/2043	306,222
2,273,811	Series 4390-NZ	3.00%		09/15/2044	2,193,570
2,015,038	Series 4417-PZ	3.00%		12/15/2044	1,915,041
2,689,783	Series 4420-CZ	3.00%		12/15/2044	2,480,257
4,778,954	Series 4427-XG	3.00%		01/15/2045	4,473,357
2,004,167	Series 4440-ZD	2.50%		02/15/2045	1,758,272

	Federal National Mortgage Association,
3,000,000	Series 2015-16-ZY	2.50%		04/25/2045	2,580,000
2,100,000	Series 2012-128-UC	2.50%		11/25/2042	1,933,483
1,541,232	Series 2012-68-ZA	3.50%		07/25/2042	1,613,673
2,195,357	Series 2012-92-AZ	3.50%		08/25/2042	2,263,536
2,903,579	Series 2013-127-MZ	3.00%		12/25/2043	2,741,974
489,633	Series 2013-66-ZK	3.00%		07/25/2043	430,570
1,594,605	Series 2013-74-ZH	3.50%		07/25/2043	1,635,259
1,182,135	Series 2014-42-BZ	3.00%		07/25/2044	1,126,213
1,500,000	Series 2014-67-HD	3.00%		10/25/2044	1,452,370
904,000	Series 2014-68-TD	3.00%		11/25/2044	861,831
2,355,631	Series 2014-80-DZ	3.00%		12/25/2044	2,232,518
1,485,700	Series 2014-80-KL	2.00%		05/25/2043	1,177,060

	Government National Mortgage Association,
734,997	Series 2013-180-LO	0.00%	P/O	11/16/2043	566,513

	Total US Government/Agency Mortgage Backed Obligations (Cost $42,864,978)				44,682,750

PRINCIPAL AMOUNT / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT BONDS AND NOTES 38.2%
$5,000,000	United States Treasury Bonds	5.25%		11/15/2028	6,826,170
8,900,000	United States Treasury Bonds	4.50%		02/15/2036	12,129,027
5,400,000	United States Treasury Bonds	3.38%		05/15/2044	6,331,079
3,500,000	United States Treasury Notes	2.50%		05/15/2024	3,676,641

	Total US Government Bonds and Notes (Cost $28,554,876)				28,962,917

SHORT TERM INVESTMENTS 2.6%
647,171	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.03%	♦		647,171
647,171	Fidelity Institutional Government Portfolio	0.01%	♦		647,171
647,170	Morgan Stanley Institutional Liquidity Fund Government Portfolio	0.04%	♦		647,170

	Total Short Term Investments (Cost $1,941,512)				1,941,512

	Total Investments 99.7% (Cost $73,361,366)				75,587,179
	Other Assets in Excess of Liabilities 0.3%				225,289

	NET ASSETS 100.0%				$75,812,468

SECURITY TYPE BREAKDOWN as a % of Net Assets
US Government / Agency Mortgage Backed Obligations	58.9%
US Government Bonds and Notes	38.2%
Short Term Investments	2.6%
Other Assets and Liabilities	0.3%

100.0%

P/O	Principal only security

♦	Seven-day yield as of March 31, 2015

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	81

Statements of Assets and Liabilities	March 31, 2015

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value*	$42,140,458,666	$3,665,877,144	$751,858,259	$55,610,010	$2,246,770,133	$345,827,477
Investments in Affiliated Securities, at Value*	—	159,592,440	—	43,006,882	49,150,000	—
Short Term Investments*	4,114,358,186	198,258,049	4,660,329	28,257,506	6,614,913	36,300,436
Interest and Dividends Receivable	160,386,739	27,105,671	11,995,273	439,516	11,381,645	2,686,921
Receivable for Fund Shares Sold	158,938,885	14,996,280	9,423,299	318,333	3,284,636	543,246
Receivable for Investments Sold	1,024,182	4,652,858	50,854	—	23,880,504	2,452,096
Prepaid Expenses and Other Assets	750,490	74,321	62,362	35,833	68,575	33,530
Deposit at Broker for Futures	—	—	—	1,086,800	—	—
Cash	—	—	—	280,000	—	—
Total Assets	46,575,917,148	4,070,556,763	778,050,376	129,034,880	2,341,150,406	387,843,706

LIABILITIES
Payable for Investments Purchased	722,738,813	42,204,363	2,335,095	—	10,235,438	25,141,185
Payable for Fund Shares Redeemed	52,270,400	4,144,603	1,352,679	148,957	13,210,264	194,033
Distribution Payable	49,645,246	3,132,032	660,469	563,990	797,563	630,122
Investment Advisory Fees Payable	15,300,914	1,350,401	484,284	85,344	758,118	152,316
Transfer Agent Expenses Payable	2,945,740	359,172	57,028	51,266	259,396	60,708
Distribution Fees Payable	2,295,219	147,224	45,137	24,662	298,505	20,974
Administration Fees Payable	2,148,517	226,113	51,851	23,058	207,082	48,563
Registration Fees Payable	1,004,577	101,092	17,487	3,653	71,711	44,554
Accrued Expenses	959,884	197,712	157,029	78,356	144,280	80,838
Unrealized Depreciation on Swaps	—	—	—	434,821	—	—
Variation Margin Payable	—	—	—	271,191	—	—
Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	246,222	—	—
Total Liabilities	849,309,310	51,862,712	5,161,059	1,931,520	25,982,357	26,373,293
Net Assets	$45,726,607,838	$4,018,694,051	$772,889,317	$127,103,360	$2,315,168,049	$361,470,413

NET ASSETS CONSIST OF:
Paid-in Capital	$46,283,438,371	$3,986,044,343	$816,477,843	$122,946,531	$2,322,154,284	$360,268,386
Undistributed (Accumulated) Net Investment Income (Loss)	9,772,655	498,241	275,100	2,950,991	691,496	151,566
Accumulated Net Realized Gain (Loss) on Investments	(1,444,621,600)	(26,735,370)	(20,654,727)	386,078	(8,170,074)	(1,008,160)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	877,759,093	55,667,336	(23,208,899)	2,083,491	1,342,343	2,058,621
Investments in Affiliated Securities	—	3,219,501	—	(720,350)	(850,000)	—
Short Term Investments	259,319	—	—	(12)	—	—
Forwards	—	—	—	(246,222)	—	—
Futures	—	—	—	137,674	—	—
Swaps	—	—	—	(434,821)	—	—
Net Assets	$45,726,607,838	$4,018,694,051	$772,889,317	$127,103,360	$2,315,168,049	$361,470,413

*Identified Cost:
Investments in Unaffiliated Securities	$41,262,699,573	$3,610,209,808	$775,067,158	$53,526,519	$2,245,427,790	$343,768,856
Investments in Affiliated Securities	—	156,372,939	—	43,727,232	50,000,000	—
Short Term Investments	4,114,098,867	198,258,049	4,660,329	28,257,518	6,614,913	36,300,436

Class I (unlimited shares authorized):
Net Assets	$36,286,608,513	$3,406,628,189	$539,542,169	$42,796,217	$1,166,437,630	$310,367,627
Shares Outstanding	3,285,691,266	306,804,661	52,724,548	4,363,866	115,070,450	30,610,915
Net Asset Value, Offering and Redemption Price per Share	$11.04	$11.10	$10.23	$9.81	$10.14	$10.14

Class N (unlimited shares authorized):
Net Assets	$9,439,999,325	$612,065,862	$233,347,148	$—	$1,148,730,419	$51,102,786
Shares Outstanding	855,117,986	55,155,903	22,800,748	—	113,394,124	5,029,678
Net Asset Value, Offering and Redemption Price per Share	$11.04	$11.10	$10.23	$—	$10.13	$10.16

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$84,307,143	$—	$—
Shares Outstanding	—	—	—	8,616,839	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$10.20	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$9.78	$—	$—

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value*	$343,973,055	$73,691,141	$142,614,450	$73,645,667
Investments in Affiliated Securities, at Value*	—	8,175,333	—	—
Short Term Investments*	41,204,368	2,970,905	361,908	1,941,512
Unrealized Appreciation on Swaps	10,634,293	—	—	—
Interest and Dividends Receivable	2,469,401	759,623	1,810,475	367,593
Receivable for Fund Shares Sold	1,480,552	545,931	153,897	78,000
Receivable for Investments Sold	203,374	—	62,204	—
Prepaid Expenses and Other Assets	49,835	39,283	37,374	51,745
Total Assets	400,014,878	86,182,216	145,040,308	76,084,517

LIABILITIES
Payable for Investments Purchased	18,563,250	524,973	361,108	—
Payable for Fund Shares Redeemed	580,225	567,619	71,846	4,577
Investment Advisory Fees Payable	117,457	15,788	29,569	6,506
Distribution Payable	112,025	53,933	191,353	162,926
Accrued Expenses	89,080	27,024	26,722	57,538
Transfer Agent Expenses Payable	65,252	28,748	12,322	22,756
Administration Fees Payable	50,838	28,639	18,596	11,045
Distribution Fees Payable	15,247	5,725	15,873	3,837
Registration Fees Payable	7,718	2,089	2,596	2,864
Total Liabilities	19,601,092	1,254,538	729,985	272,049
Net Assets	$380,413,786	$84,927,678	$144,310,323	$75,812,468

NET ASSETS CONSIST OF:
Paid-in Capital	$363,816,206	$85,679,604	$147,854,755	$73,503,497
Undistributed (Accumulated) Net Investment Income (Loss)	47,374	20,265	7,429	16,844
Accumulated Net Realized Gain (Loss) on Investments	5,634,911	(263,464)	(254,419)	66,314
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	281,002	(543,673)	(3,297,442)	2,225,813
Investments in Affiliated Securities	—	34,946	—	—
Swaps	10,634,293	—	—	—
Net Assets	$380,413,786	$84,927,678	$144,310,323	$75,812,468

*Identified Cost:
Investments in Unaffiliated Securities	$343,692,053	$74,234,814	$145,911,892	$71,419,854
Investments in Affiliated Securities	—	8,140,387	—	—
Short Term Investments	41,204,368	2,970,905	361,908	1,941,512

Class I (unlimited shares authorized):
Net Assets	$301,579,554	$57,510,817	$64,890,842	$56,240,093
Shares Outstanding	24,867,216	5,757,063	6,598,488	5,391,473
Net Asset Value, Offering and Redemption Price per Share	$12.13	$9.99	$9.83	$10.43

Class N (unlimited shares authorized):
Net Assets	$78,834,232	$27,416,861	$79,419,481	$19,572,375
Shares Outstanding	6,503,900	2,744,698	8,070,047	1,877,588
Net Asset Value, Offering and Redemption Price per Share	$12.12	$9.99	$9.84	$10.42

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	83

Statements of Operations	For the Period Ended March 31, 2015

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$1,566,609,015	$100,358,777	$40,311,698	$2,356,554	$54,568,846	$14,676,859
Dividends from Unaffiliated Securities	—	—	—	1,095,923	—	—
Dividends from Affiliated Securities	—	4,194,056	—	1,951,866	1,817,110	—
Total Investment Income	1,566,609,015	104,552,833	40,311,698	5,404,343	56,385,956	14,676,859
Expenses:
Investment Advisory Fees	148,776,095	9,641,108	4,953,719	1,197,807	7,317,393	1,816,769
Distribution Fees - Class N	19,138,739	1,149,657	506,324	—	2,772,235	158,683
Distribution Fees - Class A	—	—	—	212,575	—	—
Transfer Agent Expenses	14,866,784	993,685	450,798	110,339	1,111,243	187,464
Administration, Fund Accounting and Custodian Fees	6,086,900	563,984	152,803	74,938	623,849	158,834
Registration Fees	1,704,792	249,973	129,032	61,172	138,488	96,464
Insurance Expenses	829,236	51,271	17,065	6,868	52,234	12,805
Professional Fees	728,083	174,895	153,874	108,515	107,086	87,573
Trustees’ Fees and Expenses	532,003	31,558	9,656	2,087	32,934	5,626
Shareholder Reporting Expenses	494,689	31,469	27,586	660	104,598	17,276
Miscellaneous Expenses	319,381	27,429	40,091	9,681	22,899	61,643
Total Expenses	193,476,702	12,915,029	6,440,948	1,784,642	12,282,959	2,603,137
Less: Fees (Waived)/Recouped	722,048	227,297	11,145	(133,348)	329,102	84,103
Net Expenses	194,198,750	13,142,326	6,452,093	1,651,294	12,612,061	2,687,240

Net Investment Income	1,372,410,265	91,410,507	33,859,605	3,753,049	43,773,895	11,989,619

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	3,427,405	17,161,605	910,510	(3,996,274)	(2,379,603)	(957,215)
Investments in Affiliated Securities	—	(255,957)	—	(41,660)	—	—
Futures	—	—	—	4,582,201	—	—
Forwards	—	—	—	3,014,547	—	—
Swaps	—	—	—	1,059,268	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	745,815,917	41,161,670	(20,412,635)	609,142	(6,411,258)	874,963
Investments in Affiliated Securities	—	2,489,604	—	247,356	(850,000)	—
Short Term Investments	223,690	—	—	(12)	—	—
Forwards	—	—	—	(246,222)	—	—
Futures	—	—	—	(524,492)	—	—
Swaps	—	—	—	(632,957)	—	—
Net Realized and Unrealized Gain (Loss) on Investments	749,467,012	60,556,922	(19,502,125)	4,070,897	(9,640,861)	(82,252)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,121,877,277	$151,967,429	$14,357,480	$7,823,946	$34,133,034	$11,907,367

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

For the Period Ended March 31, 2015

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund[1]	DoubleLine Low Duration Emerging Markets Fixed Income Fund[1]	DoubleLine Long Duration Total Return Bond Fund[2]

INVESTMENT INCOME
Income:
Interest	$5,038,108	$2,265,134	$4,189,182	$711,848
Dividends from Affiliated Securities	378,372	209,191	—	—
Total Investment Income	5,416,480	2,474,325	4,189,182	711,848
Expenses:
Investment Advisory Fees	648,430	275,987	476,800	95,848
Transfer Agent Expenses	195,516	92,550	108,151	24,435
Administration, Fund Accounting and Custodian Fees	129,398	70,075	50,862	14,450
Distribution Fees - Class N	88,965	45,034	94,370	9,147
Registration Fees	86,275	58,772	62,238	16,531
Professional Fees	75,420	99,135	107,803	69,398
Miscellaneous Expenses	53,790	3,552	9,357	8,795
Shareholder Reporting Expenses	34,146	20,543	45,436	25,296
Trustees’ Fees and Expenses	2,436	581	1,379	287
Insurance Expenses	2,306	1,091	2,883	8
Total Expenses	1,316,682	667,320	959,279	264,195
Less: Fees (Waived)/Recouped	(270,166)	(248,339)	(302,278)	(130,444)
Net Expenses	1,046,516	418,981	657,001	133,751

Net Investment Income	4,369,964	2,055,344	3,532,181	578,097

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments in Unaffiliated Securities	(104,497)	(44,680)	(183,082)	66,314
Investments in Affiliated Securities	109,424	21,110	—	—
Swaps	6,147,512	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	237,271	(543,673)	(3,297,442)	2,225,813
Investments in Affiliated Securities	(789)	34,946	—	—
Swaps	9,328,330	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	15,717,251	(532,297)	(3,480,524)	2,292,127

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,087,215	$1,523,047	$51,657	$2,870,224

[1]	Commencement of operations on April 7, 2014
[2]	Commencement of operations on December 15, 2014

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	85

Statements of Changes in Net Assets	March 31, 2015

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

OPERATIONS
Net Investment Income	$1,372,410,265	$1,306,704,704	$91,410,507	$73,955,562
Net Realized Gain (Loss) on Investments	3,427,405	(27,164,096)	16,905,648	(22,492,605)
Net Change in Unrealized Appreciation (Depreciation) on Investments	746,039,607	(1,092,128,473)	43,651,274	(56,429,723)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,121,877,277	187,412,135	151,967,429	(4,966,766)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(1,333,251,287)	(1,379,861,329)	(83,191,481)	(63,903,379)
Class N	(325,614,446)	(385,329,341)	(16,874,140)	(19,950,791)
From Net Realized Gain
Class I	—	—	—	(5,663,885)
Class N	—	—	—	(1,613,333)

Total Distributions to Shareholders	(1,658,865,733)	(1,765,190,670)	(100,065,621)	(91,131,388)

NET SHARE TRANSACTIONS
Class I	11,289,659,328	(4,558,179,006)	2,012,382,225	(408,475,174)
Class N	2,271,852,073	(2,001,943,791)	218,937,983	(321,003,550)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	13,561,511,401	(6,560,122,797)	2,231,320,208	(729,478,724)

Total Increase (Decrease) in Net Assets	$14,024,522,945	$(8,137,901,332)	$2,283,222,016	$(825,576,878)

NET ASSETS
Beginning of Period	$31,702,084,893	$39,839,986,225	$1,735,472,035	$2,561,048,913
End of Period	$45,726,607,838	$31,702,084,893	$4,018,694,051	$1,735,472,035

Undistributed (Accumulated) Net Investment Income (Loss)	$9,772,655	$12,870,889	$498,241	$793,887

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

OPERATIONS
Net Investment Income	$33,859,605	$26,904,771	$3,753,049	$3,117,142
Net Realized Gain (Loss) on Investments	910,510	(20,321,605)	4,618,082	2,390,264
Net Change in Unrealized Appreciation (Depreciation) on Investments	(20,412,635)	(16,108,225)	(547,185)	905,963
Net Increase (Decrease) in Net Assets Resulting from Operations	14,357,480	(9,525,059)	7,823,946	6,413,369

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(24,679,407)	(19,891,979)	(1,984,995)	(1,703,969)
Class N	(10,288,341)	(6,995,101)	—	—
Class A	—	—	(3,186,549)	(2,264,145)
From Net Realized Gain
Class I	—	(5,281,666)	(2,245,080)	—
Class N	—	(2,327,665)	—	—
Class A	—	—	(3,948,695)	—

Total Distributions to Shareholders	(34,967,748)	(34,496,411)	(11,365,319)	(3,968,114)

NET SHARE TRANSACTIONS
Class I	223,550,943	(252,764,751)	(22,074,409)	(39,665,897)
Class N	54,182,018	24,323,638	—	—
Class A	—	—	(10,306,195)	(64,581,935)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	277,732,961	(228,441,113)	(32,380,604)	(104,247,832)

Total Increase (Decrease) in Net Assets	$257,122,693	$(272,462,583)	$(35,921,977)	$(101,802,577)

NET ASSETS
Beginning of Period	$515,766,624	$788,229,207	$163,025,337	$264,827,914
End of Period	$772,889,317	$515,766,624	$127,103,360	$163,025,337

Undistributed (Accumulated) Net Investment Income (Loss)	$275,100	$688,465	$2,950,991	$327,510

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	87

Statements of Changes in Net Assets (Cont.)	March 31, 2015

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

OPERATIONS
Net Investment Income	$43,773,895	$16,098,576	$11,989,619	$7,572,835
Net Realized Gain (Loss) on Investments	(2,379,603)	863,812	(957,215)	273,530
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,261,258)	4,227,453	874,963	764,341
Net Increase (Decrease) in Net Assets Resulting from Operations	34,133,034	21,189,841	11,907,367	8,610,706

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(23,936,627)	(9,321,891)	(10,079,356)	(5,424,016)
Class N	(22,121,181)	(9,318,777)	(1,871,512)	(2,077,972)
From Net Realized Gain
Class I	—	—	(224,448)	(5,406)
Class N	—	—	(41,580)	(2,638)

Total Distributions to Shareholders	(46,057,808)	(18,640,668)	(12,216,896)	(7,510,032)

NET SHARE TRANSACTIONS
Class I	320,882,912	476,032,359	33,787,831	212,411,666
Class N	92,351,618	821,710,023	(53,064,447)	104,098,336
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	413,234,530	1,297,742,382	(19,276,616)	316,510,002

Total Increase (Decrease) in Net Assets	$401,309,756	$1,300,291,555	$(19,586,145)	$317,610,676

NET ASSETS
Beginning of Period	$1,913,858,293	$613,566,738	$381,056,558	$63,445,882
End of Period	$2,315,168,049	$1,913,858,293	$361,470,413	$381,056,558

Undistributed (Accumulated) Net Investment Income (Loss)	$691,496	$232,289	$151,566	$62,412

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund
	Year Ended March 31, 2015	Period Ended March 31, 2014[1]	Period Ended March 31, 2015[2]	Period Ended March 31, 2015[2]

OPERATIONS
Net Investment Income	$4,369,964	$230,903	$2,055,344	$3,532,181
Net Realized Gain (Loss) on Investments	6,152,439	41,175	(23,570)	(183,082)
Net Change in Unrealized Appreciation (Depreciation) on Investments	9,564,812	1,350,483	(508,727)	(3,297,442)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,087,215	1,622,561	1,523,047	51,657

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(3,813,749)	(130,379)	(1,461,010)	(2,105,211)
Class N	(1,031,003)	(95,786)	(813,963)	(1,382,171)
From Net Realized Gain
Class I	(32,317)	—	—	(50,222)
Class N	(8,962)	—	—	(63,660)

Total Distributions to Shareholders	(4,886,031)	(226,165)	(2,274,973)	(3,601,264)

NET SHARE TRANSACTIONS
Class I	259,720,132	29,316,916	57,939,114	66,054,608
Class N	64,717,418	10,061,740	27,740,490	81,805,322
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	324,437,550	39,378,656	85,679,604	147,859,930

Total Increase (Decrease) in Net Assets	$339,638,734	$40,775,052	$84,927,678	$144,310,323

NET ASSETS
Beginning of Period	$40,775,052	$—	$—	$—
End of Period	$380,413,786	$40,775,052	$84,927,678	$144,310,323

Undistributed (Accumulated) Net Investment Income (Loss)	$47,374	$4,763	$20,265	$7,429

[1]	Commencement of operations on October 31, 2013
[2]	Commencement of operations on April 7, 2014

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	89

Statements of Changes in Net Assets (Cont.)	March 31, 2015

DoubleLine Long Duration Total Return Bond Fund
Period Ended March 31, 2015[1]

OPERATIONS
Net Investment Income	$578,097
Net Realized Gain (Loss) on Investments	66,314
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,225,813
Net Increase (Decrease) in Net Assets Resulting from Operations	2,870,224

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income
Class I	(445,918)
Class N	(115,335)
From Net Realized Gain
Class I	—
Class N	—

Total Distributions to Shareholders	(561,253)

NET SHARE TRANSACTIONS
Class I	53,980,829
Class N	19,522,668
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	73,503,497

Total Increase (Decrease) in Net Assets	$75,812,468

NET ASSETS
Beginning of Period	$—
End of Period	$75,812,468

Undistributed (Accumulated) Net Investment Income (Loss)	$16,844

[1]	Commencement of operations on December 15, 2014

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights	March 31, 2015

	DoubleLine Total Return Bond Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.90	$11.34	$11.17	$10.96	$10.00		$10.89	$11.33	$11.16	$10.96	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.41	0.42	0.46	0.77	1.02		0.40	0.39	0.44	0.73	0.99
Net Gain (Loss) on Investments (Realized and Unrealized)	0.22	(0.30)	0.34	0.31	0.87		0.22	(0.30)	0.34	0.31	0.87
Total from Investment Operations	0.63	0.12	0.80	1.08	1.89		0.62	0.09	0.78	1.04	1.86

Less Distributions:
Distributions from Net Investment Income	(0.49)	(0.56)	(0.63)	(0.87)	(0.93)		(0.47)	(0.53)	(0.61)	(0.84)	(0.90)
Distributions from Net Realized Gain	—	—	—	—	—		—	—	—	—	—
Total Distributions	(0.49)	(0.56)	(0.63)	(0.87)	(0.93)		(0.47)	(0.53)	(0.61)	(0.84)	(0.90)
Net Asset Value, End of Period	$11.04	$10.90	$11.34	$11.17	$10.96		$11.04	$10.89	$11.33	$11.16	$10.96
Total Return	5.93%	1.13%	7.37%	10.18%	19.28%	[2]	5.76%	0.88%	7.11%	9.83%	19.04%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$36,286,609	$24,631,306	$30,398,069	$16,226,569	$4,330,408		$9,439,999	$7,070,779	$9,441,917	$6,115,779	$1,479,601
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	0.47%	0.47%	0.48%	0.50%	0.53%	[3]	0.72%	0.72%	0.73%	0.75%	0.78%	[3]
Expenses After Fees (Waived)/Recouped	0.47%	0.48%	0.48%	0.49%	0.49%	[3]	0.72%	0.73%	0.73%	0.74%	0.74%	[3]
Net Investment Income (Loss)	3.74%	3.78%	4.02%	6.86%	9.42%	[3]	3.50%	3.25%	3.76%	6.58%	9.17%	[3]
Portfolio Turnover Rate	13%	14%	23%	15%	17%	[2]	13%	14%	23%	15%	17%	[2]

[1]	Commencement of operations on April 6, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	91

Financial Highlights (Cont.)	March 31, 2015

	DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.88	$11.29	$11.06	$10.46	$10.00		$10.87	$11.28	$11.05	$10.46	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.39	0.41	0.36	0.50	0.57		0.37	0.40	0.33	0.47	0.55
Net Gain (Loss) on Investments (Realized and Unrealized)	0.26	(0.31)	0.36	0.65	0.41		0.26	(0.31)	0.36	0.65	0.41
Total from Investment Operations	0.65	0.10	0.72	1.15	0.98		0.63	0.09	0.69	1.12	0.96

Less Distributions:
Distributions from Net Investment Income	(0.43)	(0.47)	(0.44)	(0.52)	(0.48)		(0.40)	(0.46)	(0.41)	(0.50)	(0.46)
Distributions from Net Realized Gain	—	(0.04)	(0.05)	(0.03)	(0.04)		—	(0.04)	(0.05)	(0.03)	(0.04)
Total Distributions	(0.43)	(0.51)	(0.49)	(0.55)	(0.52)		(0.40)	(0.50)	(0.46)	(0.53)	(0.50)
Net Asset Value, End of Period	$11.10	$10.88	$11.29	$11.06	$10.46		$11.10	$10.87	$11.28	$11.05	$10.46
Total Return	6.07%	1.03%	6.53%	11.19%	9.90%	[2]	5.91%	0.77%	6.27%	10.85%	9.71%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$3,406,628	$1,351,760	$1,829,092	$1,544,169	$158,043		$612,066	$383,712	$731,957	$539,143	$30,586
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	0.46%	0.48%	0.51%	0.54%	0.85%	[3]	0.71%	0.73%	0.76%	0.79%	1.09%	[3]
Expenses After Fees (Waived)/Recouped	0.47%	0.48%	0.50%	0.49%	0.49%	[3]	0.72%	0.73%	0.75%	0.74%	0.74%	[3]
Net Investment Income (Loss)	3.60%	3.76%	3.14%	4.51%	6.56%	[3]	3.39%	3.32%	2.91%	4.22%	6.38%	[3]
Portfolio Turnover Rate	65%	53%	83%	81%	84%	[2]	65%	53%	83%	81%	84%	[2]

[1]	Commencement of operations on June 1, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

	DoubleLine Emerging Markets Fixed Income Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.48	$11.03	$10.70	$10.57	$10.00		$10.48	$11.03	$10.70	$10.57	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.55	0.46	0.38	0.58	0.60		0.52	0.44	0.36	0.55	0.58
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.24)	(0.38)	0.46	0.23	0.52		(0.24)	(0.38)	0.46	0.23	0.52
Total from Investment Operations	0.31	0.08	0.84	0.81	1.12		0.28	0.06	0.82	0.78	1.10

Less Distributions:
Distributions from Net Investment Income	(0.56)	(0.48)	(0.38)	(0.58)	(0.52)		(0.53)	(0.46)	(0.36)	(0.55)	(0.50)
Distributions from Net Realized Gain	—	(0.15)	(0.13)	(0.10)	(0.03)		—	(0.15)	(0.13)	(0.10)	(0.03)
Total Distributions	(0.56)	(0.63)	(0.51)	(0.68)	(0.55)		(0.53)	(0.61)	(0.49)	(0.65)	(0.53)
Net Asset Value, End of Period	$10.23	$10.48	$11.03	$10.70	$10.57		$10.23	$10.48	$11.03	$10.70	$10.57
Total Return	2.90%	0.95%	8.04%	7.96%	11.48%	[2]	2.64%	0.69%	7.78%	7.71%	11.25%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$539,542	$331,790	$620,479	$349,926	$106,227		$233,347	$183,977	$167,750	$81,484	$26,277
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	0.90%	0.92%	0.91%	0.95%	1.32%	[3]	1.15%	1.17%	1.16%	1.20%	1.57%	[3]
Expenses After Fees (Waived)/Recouped	0.90%	0.92%	0.91%	0.95%	0.95%	[3]	1.15%	1.17%	1.16%	1.20%	1.20%	[3]
Net Investment Income (Loss)	5.20%	4.40%	3.53%	5.47%	5.85%	[3]	4.95%	4.25%	3.30%	5.26%	5.66%	[3]
Portfolio Turnover Rate	67%	79%	105%	177%	109%	[2]	67%	79%	105%	177%	109%	[2]

[1]	Commencement of operations on April 6, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	93

Financial Highlights (Cont.)	March 31, 2015

	DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011[1]
	Class I	Class I	Class I	Class I	Class I		Class A	Class A	Class A	Class A	Class A

Net Asset Value, Beginning of Period	$10.10	$9.96	$10.03	$10.11	$10.00		$10.07	$9.95	$10.02	$10.09	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.28	0.18	0.31	0.42	0.10		0.26	0.12	0.29	0.41	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	0.32	0.18	(0.06)	(0.16)	0.02		0.32	0.19	(0.06)	(0.16)	—
Total from Investment Operations	0.60	0.36	0.25	0.26	0.12		0.58	0.31	0.23	0.25	0.10

Less Distributions:
Distributions from Net Investment Income	(0.40)	(0.22)	(0.32)	(0.34)	(0.01)		(0.38)	(0.19)	(0.30)	(0.32)	(0.01)
Distributions from Net Realized Gain	(0.49)	—	—	—	—		(0.49)	—	—	—	—
Total Distributions	(0.89)	(0.22)	(0.32)	(0.34)	(0.01)		(0.87)	(0.19)	(0.30)	(0.32)	(0.01)
Net Asset Value, End of Period	$9.81	$10.10	$9.96	$10.03	$10.11		$9.78	$10.07	$9.95	$10.02	$10.09
Total Return[5]	6.22%	3.65%	2.49%	2.67%	1.24%	[2]	5.96%	3.28%	2.19%	2.57%	1.02%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$42,796	$66,292	$105,114	$85,073	$22,128		$84,307	$96,734	$159,714	$42,261	$6,071
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	1.09%	1.26%	1.35%	1.51%	5.11%	[3]	1.34%	1.51%	1.60%	1.76%	6.05%	[3]
Expenses After Fees (Waived)/Recouped	0.99%	1.13%	1.10%	1.09%	1.18%	[3]	1.24%	1.38%	1.35%	1.34%	1.43%	[3]
Net Investment Income (Loss)	2.87%	1.67%	3.11%	4.14%	3.57%	[3]	2.66%	1.01%	2.48%	3.88%	3.57%	[3]
Portfolio Turnover Rate	86%	150%	88%	48%	19%	[2]	86%	150%	88%	48%	19%	[2]

[1]	Commencement of operations on December 20, 2010.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Total return does not include the effects of sales charges for Class A.

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

	DoubleLine Low Duration Bond Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended March 31, 2012[1]		Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Period Ended March 31, 2012[1]
	Class I	Class I	Class I	Class I		Class N	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.19	$10.21	$10.16	$10.00		$10.18	$10.20	$10.15	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.22	0.15	0.20	0.11		0.19	0.13	0.17	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.04)	—	0.09	0.13		(0.04)	—	0.09	0.13
Total from Investment Operations	0.18	0.15	0.29	0.24		0.15	0.13	0.26	0.22

Less Distributions:
Distributions from Net Investment Income	(0.23)	(0.17)	(0.24)	(0.08)		(0.20)	(0.15)	(0.21)	(0.07)
Distributions from Net Realized Gain	—	—	—	—		—	—	—	—
Total Distributions	(0.23)	(0.17)	(0.24)	(0.08)		(0.20)	(0.15)	(0.21)	(0.07)
Net Asset Value, End of Period	$10.14	$10.19	$10.21	$10.16		$10.13	$10.18	$10.20	$10.15
Total Return	1.76%	1.51%	2.88%	2.44%	[2]	1.51%	1.26%	2.64%	2.25%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$1,166,438	$851,771	$375,840	$132,117		$1,148,730	$1,062,088	$237,727	$85,343
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	0.44%	0.48%	0.53%	0.94%	[3]	0.69%	0.73%	0.78%	1.19%	[3]
Expenses After Fees (Waived)/Recouped	0.46%	0.47%	0.47%	0.47%	[3]	0.71%	0.72%	0.72%	0.72%	[3]
Net Investment Income (Loss)	2.16%	1.46%	1.98%	2.10%	[3]	1.90%	1.30%	1.70%	1.74%	[3]
Portfolio Turnover Rate	61%	53%	71%	46%	[2]	61%	53%	71%	46%	[2]

[1]	Commencement of operations on September 30, 2011.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	95

Financial Highlights (Cont.)	March 31, 2015

	DoubleLine Floating Rate Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 31, 2013[1]	Year Ended March 31, 2015	Year Ended March 31, 2014	Period Ended March 31, 2013[1]
	Class I	Class I	Class I	Class N	Class N	Class N

Net Asset Value, Beginning of Period	$10.15	$10.08	$10.00	$10.16	$10.08	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.34	0.27	—	0.32	0.25	—
Net Gain (Loss) on Investments (Realized and Unrealized)	—	0.04	0.08	—	0.05	0.08
Total from Investment Operations	0.34	0.31	0.08	0.32	0.30	0.08

Less Distributions:
Distributions from Net Investment Income	(0.34)	(0.24)	—	(0.31)	(0.22)	—
Distributions from Net Realized Gain	(0.01)	—	—	(0.01)	—	—
Total Distributions	(0.35)	(0.24)	—	(0.32)	(0.22)	—
Net Asset Value, End of Period	$10.14	$10.15	$10.08	$10.16	$10.16	$10.08
Total Return	3.36%	3.07%	0.80%[2]	3.19%	2.93%	0.80%[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$310,368	$276,737	$63,436	$51,103	$104,320	$10
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	0.67%	0.73%	2.01%[3]	0.92%	0.98%	2.26%[3]
Expenses After Fees (Waived)/Recouped	0.70%	0.73%	0.75%[3]	0.95%	0.98%	1.00%[3]
Net Investment Income (Loss)	3.35%	2.68%	(0.13)%[3]	3.06%	2.68%	(0.13)%[3]
Portfolio Turnover Rate	84%	66%	20%[2]	84%	66%	20%[2]

[1]	Commencement of operations on February 1, 2013.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

	DoubleLine Shiller Enhanced CAPE®
	Year Ended March 31, 2015	Period Ended March 31, 2014[1]		Year Ended March 31, 2015	Period Ended March 31, 2014[1]
	Class I	Class I		Class N	Class N

Net Asset Value, Beginning of Period	$10.68	$10.00		$10.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.34	0.11		0.30	0.10
Net Gain (Loss) on Investments (Realized and Unrealized)	1.45	0.67		1.45	0.67
Total from Investment Operations	1.79	0.78		1.75	0.77

Less Distributions:
Distributions from Net Investment Income	(0.34)	(0.10)		(0.31)	(0.09)
Distributions from Net Realized Gain	— [5]	—		— [5]	—
Total Distributions	(0.34)	(0.10)		(0.31)	(0.09)
Net Asset Value, End of Period	$12.13	$10.68		$12.12	$10.68
Total Return	16.96%	7.83%	[2]	16.60%	7.73%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$301,580	$30,061		$78,834	$10,714
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	0.79%	4.98%	[3]	1.04%	5.23%	[3]
Expenses After Fees (Waived)/Recouped	0.62%	0.65%	[3]	0.87%	0.90%	[3]
Net Investment Income (Loss)	2.89%	2.64%	[3]	2.63%	2.35%	[3]
Portfolio Turnover Rate	68%	120%	[2]	68%	120%	[2]

[1]	Commencement of operations on October 31, 2013.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.
[5]	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	97

Financial Highlights (Cont.)	March 31, 2015

	DoubleLine Flexible Income Fund
	Period Ended March 31, 2015[1]		Period Ended March 31, 2015[1]
	Class I		Class N

Net Asset Value, Beginning of Period	$10.00		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.42		0.40
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.04)		(0.04)
Total from Investment Operations	0.38		0.36

Less Distributions:
Distributions from Net Investment Income	(0.39)		(0.37)
Distributions from Net Realized Gain	—		—
Total Distributions	(0.39)		(0.37)
Net Asset Value, End of Period	$9.99		$9.99
Total Return	3.85%	[2]	3.63%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$57,511		$27,417
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	1.27%	[3]	1.52%	[3]
Expenses After Fees (Waived)/Recouped	0.76%	[3]	1.01%	[3]
Net Investment Income (Loss)	4.26%	[3]	4.08%	[3]
Portfolio Turnover Rate	55%	[2]	55%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

March 31, 2015

	DoubleLine Low Duration Emerging Markets Fixed Income Fund
	Period Ended March 31, 2015[1]		Period Ended March 31, 2015[1]
	Class I		Class N

Net Asset Value, Beginning of Period	$10.00		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.37		0.35
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.17)		(0.17)
Total from Investment Operations	0.20		0.18

Less Distributions:
Distributions from Net Investment Income	(0.36)		(0.33)
Distributions from Net Realized Gain	(0.01)		(0.01)
Total Distributions	(0.37)		(0.34)
Net Asset Value, End of Period	$9.83		$9.84
Total Return	1.92%	[2]	1.80%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$64,891		$79,419
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	0.91%	[3]	1.16%	[3]
Expenses After Fees (Waived)/Recouped	0.59%	[3]	0.84%	[3]
Net Investment Income (Loss)	3.80%	[3]	3.58%	[3]
Portfolio Turnover Rate	21%	[2]	21%	[2]

[1]	Commencement of operations on April 7, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2015	99

Financial Highlights (Cont.)	March 31, 2015

	DoubleLine Long Duration Total Return Bond Fund
	Period Ended March 31, 2015[1]		Period Ended March 31, 2015[1]
	Class I		Class N

Net Asset Value, Beginning of Period	$10.00		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[4]	0.10		0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	0.41		0.41
Total from Investment Operations	0.51		0.50

Less Distributions:
Distributions from Net Investment Income	(0.08)		(0.08)
Distributions from Net Realized Gain	—		—
Total Distributions	(0.08)		(0.08)
Net Asset Value, End of Period	$10.43		$10.42
Total Return	5.15%	[2]	4.99%	[2]

Supplemental Data:
Net Assets, End of Period (000’s)	$56,240		$19,572
Ratios to Average Net Assets:
Expenses Before Fees (Waived)/Recouped	1.33%	[3]	1.58%	[3]
Expenses After Fees (Waived)/Recouped	0.65%	[3]	0.90%	[3]
Net Investment Income (Loss)	3.02%	[3]	3.00%	[3]
Portfolio Turnover Rate	72%	[2]	72%	[2]

[1]	Commencement of operations on December 15, 2014.
[2]	Not annualized.
[3]	Annualized.
[4]	Calculated based on average shares outstanding during the period.

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	March 31, 2015

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 11 funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund and Doubleline Long Duration Total Return Bond Fund (each, a “Fund” and, collectively, the “Funds”). For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate annual report.

The Funds’ investment objectives and commencement of operations of each share class are as follows:

Commencement of Operations
Fund Name	Investment Objective	I Shares	N Shares	A Shares
DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	—
DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	—
DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	Seek long-term capital appreciation	12/20/2010	—	12/20/2010
DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	—
DoubleLine Floating Rate Fund	Seek high level of current income	2/1/2013	2/1/2013	—
DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index	10/31/2013	10/31/2013	—
DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—
DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—

2.  Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Funds use end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Fixed-income class	Examples of Standard Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Quotations from dealers and trading systems

Annual Report	March 31, 2015	101

Notes to Financial Statements (Cont.)	March 31, 2015

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of March 31, 2015, the Funds did not hold any investments in private investment funds.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, futures, or swaps agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee and the Pricing Group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of March 31, 20151:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Investments in Securities
Level 1
Money Market Funds	$792,656,949	$198,258,049	$4,660,329	$19,757,696	$6,614,913	$36,300,436
Affiliated Mutual Funds	—	159,592,440	—	43,006,882	49,150,000	—
Exchange Traded Funds and Common Stock	—	—	—	26,730,536	—	—
Real Estate Investment Trusts	—	—	—	2,335,328	—	—
Total Level 1	792,656,949	357,850,489	4,660,329	91,830,442	55,764,913	36,300,436
Level 2
US Government / Agency Mortgage Backed Obligations	22,793,434,085	769,118,835	—	5,791,489	23,442,161	—
Non-Agency Residential Collateralized Mortgage Obligations	10,177,335,831	342,630,340	—	10,599,076	250,109,975	—
Other Short Term Investments	3,321,701,237	—	—	8,499,810	—	—
Non-Agency Commercial Mortgage Backed Obligations	3,420,793,330	199,732,030	—	—	406,282,281	—
Collateralized Loan Obligations	2,253,616,911	181,191,686	—	6,902,893	470,190,281	—
US Government Bonds and Notes	2,023,483,800	667,058,903	—	—	161,129,374	—
US Government Sponsored Banks	601,747,000	—	—	—	—	—
Asset Backed Obligations	173,196,092	25,386,427	—	—	24,696,800	—
US Corporate Bonds	—	668,993,468	—	822,002	215,076,266	19,027,909
Foreign Corporate Bonds	—	535,388,005	734,734,759	—	445,358,305	—
Municipal Bonds	—	157,655,643	—	2,056,250	—	—
Bank Loans	—	75,200,417	—	—	227,856,519	326,799,568
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	—	24,674,934	17,123,500	—	6,765,211	—
Total Level 2	44,765,308,286	3,647,030,688	751,858,259	34,671,520	2,230,907,173	345,827,477
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	642,376,417	18,846,456	—	372,436	10,818,960	—
Asset Backed Obligations	54,475,200	—	—	—	5,044,000	—
Total Level 3	696,851,617	18,846,456	—	372,436	15,862,960	—
Total	$46,254,816,852	$4,023,727,633	$756,518,588	$126,874,398	$2,302,535,046	$382,127,913
Other Financial Instruments
Level 1
Futures Contracts	$—	$—	$—	$137,674	$—	$—
Total Level 1	—	—	—	137,674	—	—
Level 2
Forward Currency Exchange Contracts	—	—	—	(246,222)	—	—
Swaps	—	—	—	(434,821)	—	—
Total Level 2	—	—	—	(681,043)	—	—
Level 3	—	—	—	—	—	—
Total	$—	$—	$—	$(543,369)	$—	$—

102	DoubleLine Funds Trust

March 31, 2015

Category	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund
Investments in Securities
Level 1
Money Market Funds	$41,204,368	$2,970,905	$361,908	$1,941,512
Affiliated Mutual Funds	—	8,175,333	—	—
Total Level 1	41,204,368	11,146,238	361,908	1,941,512
Level 2
Collateralized Loan Obligations	69,226,254	16,868,287	—	—
Foreign Corporate Bonds	67,955,348	16,303,212	141,888,313	—
US Corporate Bonds	58,528,915	9,656,682	—	—
Non-Agency Commercial Mortgage Backed Obligations	55,049,081	8,403,098	—	—
Non-Agency Residential Collateralized Mortgage Obligations	37,141,494	19,651,008	—	—
US Government Bonds and Notes	26,118,621	—	—	28,962,917
Bank Loans	16,590,883	—	726,137	—
US Government / Agency Mortgage Backed Obligations	11,456,676	1,002,982	—	44,682,750
Foreign Government Bonds and Notes, Supranationals and Foreign Agencies	257,323	206,000	—	—
Total Level 2	342,324,595	72,091,269	142,614,450	73,645,667
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	1,648,460	591,072	—	—
Asset Backed Obligations	—	1,008,800	—	—
Total Level 3	1,648,460	1,599,872	—	—
Total	$385,177,423	$84,837,379	$142,976,358	$75,587,179
Other Financial Instruments
Level 1	$—	$—	$—	$—
Level 2
Swaps	10,634,293	—	—	—
Total Level 2	10,634,293	—	—	—
Level 3	—	—	—	—
Total	$10,634,293	$—	$—	$—

See	the Schedules of Investments for further disaggregation of investment categories.

[1]	There were no transfers into and out of Level 1 during the period ended March 31, 2015.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Total Return Bond Fund	Balance as of 3/31/2014	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)[4]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[3]	Transfers Out of Level 3[3]	Balance as of 3/31/2015	Change in Net Unrealized Appreciation (Depreciation) on securities held at 3/31/2015[4]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$862,153,296	$3,508,756	$(4,770,524)	$32,366,594	$10,453,882	$(26,478,527)	$61,700,713	$(296,557,773)	$642,376,417	$(7,599,398)
Asset Backed Obligations	—	—	475,200	—	54,000,000	—	—	—	54,475,200	—

Total	$862,153,296	$3,508,756	$(4,295,324)	$32,366,594	$64,453,882	$(26,478,527)	$61,700,713	$(296,557,773)	$696,851,617	$(7,599,398)

Annual Report	March 31, 2015	103

Notes to Financial Statements (Cont.)	March 31, 2015

DoubleLine Flexible Income Fund	Balance as of 4/7/2014	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)[4]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3 [3]	Transfers Out of Level 3 [3]	Balance as of 3/31/2015	Change in Net Unrealized Appreciation (Depreciation) on securities held at 3/31/2015[4]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$—	$4,151	$(6,863)	$11,112	$601,782	$(19,110)	$—	$—	$591,072	$—
Asset Backed Obligations	—	—	8,800	—	1,000,000	—	—	—	1,008,800	—

Total	$—	$4,151	$1,937	$11,112	$1,601,782	$(19,110)	$—	$—	$1,599,872	$—

[1]	Purchases include all purchases of securities and payups.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]	Transfers between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

[4]	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at March 31, 2015 may be due to a security that was not held or categorized as Level 3 at either period end.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Total Return Bond Fund	Fair Value as of 3/31/2015*	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$642,376,417	Market Comparables	Market Quotes	$49.19 - $125.15	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security
Asset Backed Obligations	$54,475,200	Market Comparables	Market Quotes	$100.36 - $100.88	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

DoubleLine Flexible Income Fund	Fair Value as of 3/31/2015 *	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Residential Collateralized Mortgage Obligations	$591,072	Market Comparables	Market Quotes	$73.18 - $95.95	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security
Asset Backed Obligations	$1,008,800	Market Comparables	Market Quotes	$100.88	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2014, 2013 and 2012 for the Funds, are those that are open for exam by taxing authorities. As of March 31, 2015 the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2015. The Funds identify their major tax jurisdictions as U.S. Federal and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

104	DoubleLine Funds Trust

March 31, 2015

D. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Multi-Asset Growth Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund will be declared and paid quarterly. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading, or, except with respect to DoubleLine Multi-Asset Growth Fund, on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day.

G. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedule of Investments. The Funds are obligated to fund these commitments at the borrower’s discretion. The Funds generally will maintain with their custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments.

H. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

I. Basis for Consolidation for the DoubleLine Multi-Asset Growth Fund. The DoubleLine Multi-Asset Growth Fund may invest up to 25% of its total assets in DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the DoubleLine Multi-Asset Growth Fund. The Subsidiary invests in commodity-related investments and other investments. As of March 31, 2015 net assets of the DoubleLine Multi-Asset Growth Fund were $127,103,360 of which $10,302,358, or approximately 8.11%, represented the DoubleLine Multi-Asset Growth Fund’s ownership of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

J. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or on another reasonable basis. Investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3. Related and Other Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Funds with investment management services under an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of each Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds.

The Adviser has contractually agreed to limit the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement between the Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. With the exception of the DoubleLine Long Duration Total Return Bond Fund, each Fund’s expense limitation is expected to apply until at least July 31, 2016. The DoubleLine Long Duration Total Return Bond Fund’s expense limitation is expected to apply until at least November 20, 2016. Each may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

Annual Report	March 31, 2015	105

Notes to Financial Statements (Cont.)	March 31, 2015

		Expense Caps
	Advisory Fee	I Shares	N Shares	A Shares
DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A
DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A
DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A
DoubleLine Multi-Asset Growth Fund (Consolidated)	1.00%	1.20%	N/A	1.45%
DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	N/A
DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A
DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	N/A
DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	N/A
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A
DoubleLine Long Duration Total Return Bond Fund	0.50%	0.65%	0.90%	N/A

The Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it made to a Fund in the prior three fiscal years. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by the Adviser is subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

The Adviser contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31,
	2016	2017	2018
DoubleLine Total Return Bond Fund	$—	$—	$—
DoubleLine Core Fixed Income Fund	203,659	—	—
DoubleLine Emerging Markets Fixed Income Fund	—	—	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	391,977	283,515	133,348
DoubleLine Low Duration Bond Fund	91,042	105,391	32,417
DoubleLine Floating Rate Fund	—	—	—
DoubleLine Shiller Enhanced CAPE®	—	399,206	270,166
DoubleLine Flexible Income Fund	—	—	248,339
DoubleLine Low Duration Emerging Markets Fixed Income Fund	—	—	302,278
DoubleLine Long Duration Total Return Bond Fund	—	—	130,444

For the year ended March 31, 2015, the Adviser recouped from the following Funds:

DoubleLine Total Return Bond Fund	$722,048
DoubleLine Core Fixed Income Fund	227,297
DoubleLine Emerging Markets Fixed Income Fund	11,145
DoubleLine Low Duration Bond Fund	361,519
DoubleLine Floating Rate Fund	84,103

The Adviser may from time to time recommend an investment mix of various Funds to certain platforms or programs. If such recommendations are followed, such investment potentially could be material to certain of the Funds’ overall assets and operations. Depending on market conditions prevalent at the time, there can be no assurance that a redemption of such assets would not result in a material adverse impact to the Funds.

106	DoubleLine Funds Trust

March 31, 2015

If a Fund invested in other investment vehicles sponsored by the Adviser (“other DoubleLine Funds”) during the period, the Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived the following fees for the year ended March 31, 2015:

DoubleLine Core Fixed Income Fund	$618,884
DoubleLine Multi-Asset Growth Fund (Consolidated)	287,944
DoubleLine Low Duration Bond Fund	245,663
DoubleLine Shiller Enhanced CAPE®	47,068
DoubleLine Flexible Income Fund	27,677

As of March 31, 2015, significant ownership of the following funds by other DoubleLine Funds was as follows:

Affiliated Fund Held	% Owned	Significant Owner
DoubleLine Floating Rate Fund	30%	DoubleLine Core Fixed Income Fund
DoubleLine Low Duration Emerging Markets Fixed Income Fund	34%	DoubleLine Low Duration Bond Fund
DoubleLine Long Duration Total Return Bond Fund	69%	DoubleLine Core Fixed Income Fund
DoubleLine Equities Growth Fund	31%	DoubleLine Multi-Asset Growth Fund (Consolidated)

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund each impose redemption fees. Redemption fees are paid to and retained by the Funds to limit the opportunity to market time the Funds and to help offset estimated portfolio transaction costs and other related costs incurred by the Funds as a result of short-term trading. Subject to the exceptions discussed in the Funds’ prospectus, the Funds will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

5.  Purchases and Sales of Securities

Investment transaction (excluding short-term investments) for the period ended March 31, 2015 were as follows:

	All Other		U.S. Government[1]
	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds
DoubleLine Total Return Bond Fund	$15,943,480,886	$4,475,994,222	$—	$—
DoubleLine Core Fixed Income Fund	2,548,834,379	796,587,943	886,738,608	696,150,910
DoubleLine Emerging Markets Fixed Income Fund	701,011,809	432,247,902	—	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	95,671,141	87,402,007	—	—
DoubleLine Low Duration Bond Fund	1,463,953,871	959,395,278	381,061,242	286,683,963
DoubleLine Floating Rate Fund	287,836,440	303,663,502	—	—
DoubleLine Shiller Enhanced CAPE®	361,359,631	84,541,412	36,921,024	12,013,371
DoubleLine Flexible Income Fund	109,133,582	27,348,564	—	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	166,647,955	20,191,886	—	—
DoubleLine Long Duration Total Return Bond Fund	117,664,842	46,455,746	—	—

[1]	U.S. Government transactions are defined as those involving U.S. Treasury bills, bonds, and notes.

Annual Report	March 31, 2015	107

Notes to Financial Statements (Cont.)	March 31, 2015

6. Income Tax Information

The tax character of distributions for the Funds were as follows:

	Period Ended March 31, 2015		Period Ended March 31, 2014
	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain
DoubleLine Total Return Bond Fund	$1,658,865,733	$—	$1,765,190,670	$—
DoubleLine Core Fixed Income Fund	100,065,621	—	85,341,715	5,789,673
DoubleLine Emerging Markets Fixed Income Fund	34,967,748	—	33,266,474	1,229,937
DoubleLine Multi-Asset Growth Fund (Consolidated)	8,783,328	2,581,991	3,968,114	—
DoubleLine Low Duration Bond Fund	46,057,808	—	18,640,668	—
DoubleLine Floating Rate Fund	12,204,973	11,923	7,510,032	—
DoubleLine Shiller Enhanced CAPE®	4,864,087	21,944	226,165	—
DoubleLine Flexible Income Fund	2,274,973	—	—	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	3,601,264	—	—	—
DoubleLine Long Duration Total Return Bond Fund	561,253	—	—	—

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

The cost basis of investments for federal income tax purposes as of March 31, 2015 was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Tax Cost of Investments	$45,554,938,909	$3,970,192,948	$779,829,794	$126,751,281	$2,302,288,687	$380,075,656
Gross Tax Unrealized Appreciation	1,499,557,487	95,540,635	13,128,050	9,696,554	13,266,472	2,997,096
Gross Tax Unrealized Depreciation	(799,679,544)	(42,005,950)	(36,439,256)	(9,573,437)	(13,020,113)	(944,839)
Net Tax Unrealized Appreciation (Depreciation)	699,877,943	53,534,685	(23,311,206)	123,117	246,359	2,052,257

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund
Tax Cost of Investments	$384,933,183	$85,355,320	$146,340,364	$73,398,267
Gross Tax Unrealized Appreciation	13,686,192	701,052	871,218	2,291,629
Gross Tax Unrealized Depreciation	(13,441,952)	(1,218,993)	(4,235,224)	(102,717)
Net Tax Unrealized Appreciation (Depreciation)	244,240	(517,941)	(3,364,006)	2,188,912

As of March 31, 2015, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund
Net Tax Unrealized Appreciation (Depreciation)	$699,877,943	$53,534,685	$(23,311,206)	$123,117	$246,359	$2,052,257
Undistributed Ordinary Income	59,482,306	3,694,546	953,604	2,856,225	1,692,303	782,387
Undistributed Long Term Capital Gain	—	—	—	1,826,336	—	—
Total Distributable Earnings	59,482,306	3,694,546	953,604	4,682,561	1,692,303	782,387
Other Accumulated Gains (Losses)	(1,316,190,782)	(24,579,523)	(21,230,924)	(648,849)	(8,924,897)	(1,632,617)
Total Accumulated Earnings (Losses)	(556,830,533)	32,649,708	(43,588,526)	4,156,829	(6,986,235)	1,202,027

108	DoubleLine Funds Trust

March 31, 2015

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund
Net Tax Unrealized Appreciation (Depreciation)	$244,240	$(517,941)	$(3,364,006)	$2,188,912
Undistributed Ordinary Income	187,153	74,248	300,163	283,018
Undistributed Long Term Capital Gain	5,651,448	—	—	—
Total Distributable Earnings	5,838,601	74,248	300,163	283,018
Other Accumulated Gains (Losses)	10,514,739	(308,233)	(480,589)	(162,959)
Total Accumulated Earnings (Losses)	16,597,580	(751,926)	(3,544,432)	2,308,971

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2015, the following capital loss carryforwards were available:

	Capital Loss Carryforward	Expires
DoubleLine Total Return Bond Fund	$3,709,758	3/31/2019
DoubleLine Total Return Bond Fund	1,074,248,429	Indefinite
DoubleLine Core Fixed Income Fund	21,401,431	Indefinite
DoubleLine Emerging Markets Fixed Income Fund	20,569,284	Indefinite
DoubleLine Low Duration Bond Fund	4,279,164	Indefinite
DoubleLine Floating Rate Fund	264,600	Indefinite
DoubleLine Flexible Income Fund	30,881	Indefinite

As of March 31, 2015, the following Funds deferred, on a tax basis, post-October losses of:

DoubleLine Total Return Bond Fund	$188,522,944
DoubleLine Core Fixed Income Fund	—
DoubleLine Emerging Markets Fixed Income Fund	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	—
DoubleLine Low Duration Bond Fund	3,844,298
DoubleLine Floating Rate Fund	737,196
DoubleLine Shiller Enhanced CAPE®	—
DoubleLine Flexible Income Fund	223,369
DoubleLine Low Duration Emerging Markets Fixed Income Fund	252,208
DoubleLine Long Duration Total Return Bond Fund	—

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses), sales of PFIC securities and consent fee income. For the year ended March 31, 2015, the following table shows the reclassifications made:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
DoubleLine Total Return Bond Fund	$283,357,234	$(283,357,234)	$—
DoubleLine Core Fixed Income Fund	8,359,468	(8,359,468)	—
DoubleLine Emerging Markets Fixed Income Fund	694,778	(694,778)	—
DoubleLine Multi-Asset Growth Fund (Consolidated)	4,041,976	(3,020,544)	(1,021,432)
DoubleLine Low Duration Bond Fund	2,743,120	(2,743,119)	(1)
DoubleLine Floating Rate Fund	50,403	(50,403)	—
DoubleLine Shiller Enhanced CAPE®	517,399	(517,399)	—
DoubleLine Flexible Income Fund	239,894	(239,894)	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	(37,370)	42,545	(5,175)
DoubleLine Long Duration Total Return Bond Fund	—	—	—

Annual Report	March 31, 2015	109

Notes to Financial Statements (Cont.)	March 31, 2015

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund
	Year Ended March 31, 2015		Year Ended March 31, 2014		Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	1,558,010,043	$17,148,705,516	1,031,663,229	$11,427,193,274	230,438,036	$2,541,026,162	70,269,777	$772,152,766
Class N	454,573,725	5,004,430,061	277,503,986	3,071,207,850	36,562,856	402,958,798	20,690,105	227,519,631
Reinvested Dividends
Class I	80,206,318	881,703,118	79,819,280	878,017,247	5,684,656	62,733,460	4,554,311	49,619,411
Class N	22,572,716	248,096,489	27,102,303	298,129,358	1,328,000	14,641,059	1,663,484	18,144,770
Shares Redeemed
Class I	(612,602,713)	(6,740,749,306)	(1,532,225,773)	(16,863,389,527)	(53,606,529)	(591,377,397)	(112,516,721)	(1,230,247,351)
Class N	(271,054,941)	(2,980,674,477)	(488,591,413)	(5,371,280,999)	(18,034,346)	(198,661,874)	(51,915,655)	(566,667,951)
Net Increase (Decrease) Resulting From Fund Share Transactions	1,231,705,148	$13,561,511,401	(604,728,388)	$(6,560,122,797)	202,372,673	$2,231,320,208	(67,254,699)	$(729,478,724)

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)
	Year Ended March 31, 2015		Year Ended March 31, 2014		Year Ended March 31, 2015			Year Ended March 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	48,464,178	$512,367,218	20,169,003	$212,554,617	1,196,955	$11,927,076		3,711,339	$37,171,840
Class N	17,993,367	189,439,392	14,455,439	151,680,438	—	—		—	—
Class A	—	—	—	—	3,020,401	29,928,377		4,417,677	44,102,001
Reinvested Dividends
Class I	1,788,406	18,901,203	1,693,391	17,529,848	357,528	3,500,423		119,162	1,198,077
Class N	735,937	7,789,995	668,682	6,899,691	—	—		—	—
Class A	—	—	—	—	459,846	4,465,787		47,577	477,314
Shares Redeemed
Class I	(29,176,327)	(307,717,478)	(46,491,820)	(482,849,216)	(3,756,397)	(37,501,908	)#	(7,814,272)	(78,035,814	)*
Class N	(13,475,224)	(143,047,369)	(12,792,405)	(134,256,491)	—	—		—	—
Class A	—	—	—	—	(4,464,933)	(44,700,359	)#	(10,922,811)	(109,161,250	)*
Net Increase (Decrease) Resulting From Fund Share Transactions	26,330,337	$277,732,961	(22,297,710)	$(228,441,113)	(3,186,600)	$(32,380,604)		(10,441,328)	$(104,247,832)

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund
	Year Ended March 31, 2015		Year Ended March 31, 2014		Year Ended March 31, 2015			Year Ended March 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount
Shares Sold
Class I	106,256,430	$1,080,831,534	101,456,040	$1,032,848,486	21,835,983	$220,180,224		28,702,601	$290,762,751
Class N	50,471,628	513,317,544	109,669,589	1,113,469,189	1,986,975	20,090,929		16,121,720	163,649,322
Reinvested Dividends
Class I	1,922,215	19,551,236	721,367	7,343,381	316,515	3,189,878		165,560	1,680,180
Class N	1,799,041	18,290,065	742,346	7,552,818	131,252	1,325,930		137,273	1,395,100
Shares Redeemed
Class I	(76,705,087)	(779,499,858)	(55,389,051)	(564,159,508)	(18,819,723)	(189,582,271	)~	(7,881,567)	(80,031,265	)^
Class N	(43,180,922)	(439,255,991)	(29,407,261)	(299,311,984)	(7,357,051)	(74,481,306	)~	(5,991,491)	(60,946,086	)^
Net Increase (Decrease) Resulting From Fund Share Transactions	40,563,305	$413,234,530	127,793,030	$1,297,742,382	(1,906,049)	$(19,276,616)		31,254,096	$316,510,002

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	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund		DoubleLine Low Duration Emerging Markets Fixed Income Fund
	Year Ended March 31, 2015		Period Ended March 31, 2014		Period Ended March 31, 2015		Period Ended March 31, 2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	24,010,369	$282,366,924	2,877,090	$29,950,853	8,439,758	$84,838,598	6,793,837	$68,019,507
Class N	7,120,050	83,477,991	1,424,882	14,494,826	3,935,101	39,646,317	8,771,415	88,791,916
Reinvested Dividends
Class I	278,813	3,298,566	9,305	97,421	119,818	1,199,839	29,706	295,980
Class N	79,425	935,897	8,824	91,474	73,547	737,094	130,008	1,292,322
Shares Redeemed
Class I	(2,236,761)	(25,945,358)	(71,600)	(731,358)	(2,802,513)	(28,099,323)	(225,055)	(2,260,879)
Class N	(1,698,935)	(19,696,470)	(430,346)	(4,524,560)	(1,263,950)	(12,642,921)	(831,376)	(8,278,916)
Net Increase (Decrease) Resulting From Fund Share Transactions	27,552,961	$324,437,550	3,818,155	$39,378,656	8,501,761	$85,679,604	14,668,535	$147,859,930

	DoubleLine Long Duration Total Return Bond Fund
	Period Ended March 31, 2015
	Shares	Amount
Shares Sold
Class I	5,579,541	$55,943,736
Class N	1,921,385	19,969,246
Reinvested Dividends
Class I	1,871	19,580
Class N	10,894	114,122
Shares Redeemed
Class I	(189,939)	(1,982,487)
Class N	(54,691)	(560,700)
Net increase (decrease) resulting from Fund share transactions	7,269,061	$73,503,497

#	Net of redemption fees of $2,358 and $1,411 for Class I and Class A, respectively

*	Net of redemption fees of $43,059 and $7,342 for Class I and Class A, respectively

~	Net of redemption fees of $10,717 and $28,406 for Class I and Class N, respectively

^	Net of redemption fees of $82,265 and $44,002 for Class I and Class N, respectively

8.  Trustees’ Fees

Trustees who are not affiliated with the Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of each respective Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees’ Fees and Expenses in the Statements of Operations include current fees (either paid in cash or deferred) and an increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of the Adviser; such trustees and officers are not compensated by the Funds.

Annual Report	March 31, 2015	111

Notes to Financial Statements (Cont.)	March 31, 2015

For the year ended March 31, 2015, the Trustees received, as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees’ Fees and Expenses
DoubleLine Total Return Bond Fund	$529,065	$2,938	$532,003
DoubleLine Core Fixed Income Fund	31,374	184	31,558
DoubleLine Emerging Markets Fixed Income Fund	9,602	54	9,656
DoubleLine Multi-Asset Growth Fund (Consolidated)	2,075	12	2,087
DoubleLine Low Duration Bond Fund	32,759	175	32,934
DoubleLine Floating Rate Fund	5,596	30	5,626
DoubleLine Shiller Enhanced CAPE®	2,427	9	2,436
DoubleLine Flexible Income Fund	578	3	581
DoubleLine Low Duration Emerging Markets Fixed Income Fund	1,372	7	1,379
DoubleLine Long Duration Total Return Bond Fund	285	2	287

9.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity during the year ended March 31, 2015 is as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®
Average Market Value
Purchased Options	$1,159,013	$—
Futures Contracts - Long	251,929	—
Futures Contracts - Short	8,396	—
Average Notional Balance
Total Return Swaps - Long	$26,957,270	$165,168,800
Total Return Swaps - Short	5,821,274	—
Forward Currency Exchange Contracts	33,468,106	—

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

There was no activity in written options during the year ended March 31, 2015.

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an

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amount of cash in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements often involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is settled based on that name’s weight in the index.

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty.

Total Return Swap Agreements  The Funds may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. Payments received or made at the termination of the swap are recorded as realized gain or loss on the Statements of Operations.

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the year ended March 31, 2015 was as follows:

		Unrealized Appreciation (Depreciation)
Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®
Futures Contracts
Commodity		$(44,537)	$—
Index		155,764	—
Treasury Bond		26,447	—
	Net Unrealized Appreciation (Depreciation) on Futures	$137,674	$—

Swap Contracts
Total Return	Net Unrealized Appreciation (Depreciation) on Swaps	$(434,821)	$10,634,293

Forward Contracts
Currency	Net Unrealized Appreciation (Depreciation) on Forwards	$(246,222)	$—

Annual Report	March 31, 2015	113

Notes to Financial Statements (Cont.)	March 31, 2015

The effect of derivative instruments on the Statements of Operations for the year ended March 31, 2015 was as follows:

		Realized Gain (Loss) on Derivatives		Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Statements of Operations Location	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®
Purchased Options
Commodity		$(616,603)	$—	$241,360	$—
Exchange Rate		(149,245)	—	410,608	—
Equity		—	—	540,887	—
Index		(1,685,879)	—	—	—
	Net Realized and Unrealized Gain (Loss) on Investments in Unaffiliated Securities	$(2,451,727)	$—	$1,192,855	$—
Futures Contracts
Commodity		$(910,832)	$—	$(662,938)	$—
Exchange Rate		(14,240)	—	—	—
Index		4,440,403	—	17,211	—
Treasury Bond		1,066,870	—	121,235	—
	Net Realized and Unrealized Gain (Loss) on Futures	$4,582,201	$—	$(524,492)	$—

Swap Contracts
Total Return	Net Realized and Unrealized Gain (Loss) on Swaps	$1,059,268	$6,147,512	$(632,957)	$9,328,330
Forward Contracts
Currency	Net Realized and Unrealized Gain (Loss) on Forwards	$3,014,547	$—	$(246,222)	$—

10.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of March 31, 2015 , DoubleLine Multi-Asset Growth Fund held the following instruments that were subject to offsetting on the Statement of Assets and Liabilities:

Assets:

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Cash Collateral Received	Net Amount
Forwards	$371,595	$371,595	$—	$—	$—	$—
Swap Contracts	212,162	212,162	—	—	—	—
	$583,757	$583,757	$—	$—	$—	$—

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Liabilities:

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Cash Collateral Pledged	Net Amount
Forwards	$617,817	$371,595	$246,222	$—	$246,222	$—
Swap Contracts	646,983	212,162	434,821	112,828	321,993	—
	$1,264,800	$583,757	$681,043	$112,828	$568,215	$—

As of March 31, 2015, DoubleLine Shiller Enhanced CAPE® held the following derivative instruments that were subject to offsetting on the Statement of Assets and Liabilities:

Assets:

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Cash Collateral Received	Net Amount
Swap Contracts	$11,031,100	$396,807	$10,634,293	$10,634,293	$—	$—

Liabilities:

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities
Description				Financial Instruments	Cash Collateral Pledged	Net Amount
Swap Contracts	$396,807	$396,807	$—	$—	$—	$—

11.  Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, along with another affiliated trust (all the series of each such trust, the “DoubleLine Funds”), an uncommitted, $600,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 2.75% for the year ended March 31, 2015).

The Bank has also made available to the DoubleLine Floating Rate Fund, a committed $40,000,000 credit facility. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% and the credit facility bears an unused commitment fee equal to 0.12% on the unused portion of the credit facility.

Annual Report	March 31, 2015	115

Notes to Financial Statements (Cont.)	March 31, 2015

For the period ended March 31, 2015, the Funds’ credit facility activity was as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee
DoubleLine Emerging Markets Fixed Income Fund	$6,674,300	$47,013,000	$30,591	$—
DoubleLine Floating Rate Fund	4,681,667	7,046,000	2,146	48,576
DoubleLine Shiller Enhanced CAPE®	1,143,000	1,143,000	262	—
DoubleLine Flexible Income Fund	356,143	980,000	381	—
DoubleLine Low Duration Emerging Markets Fixed Income Fund	95,600	184,000	37	—

13.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	affiliated fund risk: the risk that, due to its own financial interest or other business considerations, the Adviser may choose to invest a portion of a Fund’s assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others.

•	asset allocation risk: the risk that a Fund’s investment performance will depend in part on how its assets are allocated and reallocated among asset classes, sectors and/or underlying funds and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•	asset-backed securities investment risk: the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: the risk that to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•	collateralized debt obligations risk: the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	commodities risk: the risk that the value of a Fund’s shares may be affected by changes in the values of one or more commodities, which may be extremely volatile and difficult to value, risk of possible illiquidity, and the risks and costs associated with delivery, storage, and maintenance of precious metals or minerals or other commodity-related investments.

•	confidential information access risk: the risk that the intentional or unintentional receipt of material, non-public information by the Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•	convertible securities risk: the risks of investing in convertible bonds and securities include the risk that the issuer may default in the payment of principal and/or interest and the risk that the value of the investment may decline if interest rates rise. Such events may reduce a Fund’s distributable income and the value of the Fund’s shares.

•	counterparty risk: the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risk:

°	credit risk: the risk that changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due.

°	extension risk: the risk that if interest rates rise, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result.

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°	interest rate risk: the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

•	defaulted securities risk: the risk of the uncertainty of repayment of defaulted securities and obligations of distressed issuers.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	emerging market country risk: the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems than in many more developed countries.

•	equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•	exchange-traded note risk: the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes also potentially are subject to the credit risk of the issuer.

•	financial services risk: the risk that an investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework or economic conditions that may negatively affect financial service businesses; (ii) exposure of a financial institution to non-diversified or concentrated loan portfolios; (iii) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses, for example sub-prime loans; and (iv) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.

•	focused investment risk: the risk that a Fund that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a Fund is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that a Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. If a Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions.

•	high yield risk (“junk bonds”): Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments than are the prices of higher grade securities.

•	index risk: the risk that the DoubleLine Shiller Enhanced CAPE®’s return may not match or exceed the return of the Shiller Barclays CAPE® US Sector TR USD Index (the “Index”) for a number of reasons, including, for example, (i) the performance of derivatives in which the Fund invests may not correlate with the performance of the Index; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the Index or find parties who are willing to do so at an acceptable cost or level of risk to the Fund; (iii) the Fund’s overall performance may be adversely affected by the performance of the Fund’s investments in debt instruments and (iv) errors may arise in carrying out the Index’s methodology, or the Index provider may incorrectly report information concerning the Index. Unavailability of the Index could affect adversely the ability of the Fund to achieve its investment objective.

•	inflation-indexed bond risk: the risk that such bonds will change in value in response to changes in actual or anticipated changes in inflation rates, in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risk.

•	investment company and exchange traded fund risk: the risk that an investment company or other pooled investment vehicle, including any exchange-traded fund (“ETF”), in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

large shareholder risk:  the risk that certain account holders, including funds or accounts over which the Adviser has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the

Annual Report	March 31, 2015	117

Notes to Financial Statements (Cont.)	March 31, 2015

Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•	leveraging risk: the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of the Fund’s portfolio, and the risk of loss in excess of invested capital.

•	limited operating history risk: the risk that a recently formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•	loan risk: includes, among other risks, the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) it is possible that any collateral securing a loan may be insufficient or unavailable to a Fund; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) if a borrower fails to comply with various restrictive covenants that are typically in loan agreements, the borrower may default in payment of the loan; (vi) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in a Fund.

•	market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•	market risk: the risk that the overall market will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at time when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•	mortgage-backed securities risk: the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	preferred securities risk: the risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	prepayment risk: the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•	real estate risk: the risk that real estate related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions.

•	reliance on the adviser: the risk associated with each Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers does not guarantee future results for the Fund.

118	DoubleLine Funds Trust

March 31, 2015

•	securities or sector selection risk: the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investment in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short sales risk: the risk that an instrument a Fund has sold short increases in value.

•	sovereign debt obligations risk: the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or ability to repay principal and interest.

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•	tax risk: in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (“Code”), a Fund must meet requirements regarding, among other things, the source of its income. It is possible that certain of a Fund’s investments in commodity-linked derivatives, ETFs and other investment pools will not give rise to “qualifying income” for this purpose. Any income a Fund derives from investments in instruments that do not generate “qualifying income” must be limited to a maximum of 10% of the Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•	U.S. Government securities risk: the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

14.  Recently Issued Accounting Pronouncements

In June 2014, the FASB issued ASU No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. ASU No. 2014-11 requires repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings to be accounted for as secured borrowings. In addition, ASU No. 2014-11 eliminates sale accounting for repurchase-to-maturity transactions and supersedes the guidance under which a transfer of a financial asset and a contemporaneous repurchase financing could be accounted for on a combined basis as a forward agreement. The new disclosure requires disclosures for transactions economically similar to repurchase agreements when the transferor retains substantially all of the exposure to the economic return of the transferred financials assets throughout the term of the transactions. Lastly, the update expands disclosures about the nature of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. ASU No. 2014-11 requires disclosures to make financial statements that are prepared under US GAAP more comparable to those prepared under International Financial Reporting Standards (“IFRS”). New disclosures are required for annual reporting periods beginning on or after December 15, 2014, and interim periods within those annual periods.

Management is currently evaluating the implications of these changes and their impact on the financial statements.

15.  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no subsequent events that would need to be disclosed in the Funds’ financial statements.

Annual Report	March 31, 2015	119

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DoubleLine Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund (Consolidated), DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, and DoubleLine Long Duration Total Return Bond Fund (ten of the funds constituting DoubleLine Funds Trust, hereafter referred to as the “Funds”) at March 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

May 22, 2015

120	DoubleLine Funds Trust

Shareholder Expenses	(Unaudited) March 31, 2015

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period covered by this report.

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Multi-Asset Growth Fund and the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 3/31/15	Expenses Paid During Period*[1]	Ending Account Value 3/31/15	Expenses Paid During Period*[1]
DoubleLine Total Return Bond Fund	Class I	0.47%	$1,000	$1,030	$2.38	$1,023	$2.37
	Class N	0.72%	$1,000	$1,030	$3.64	$1,021	$3.63
DoubleLine Core Fixed Income Fund	Class I	0.46%	$1,000	$1,033	$2.33	$1,023	$2.32
	Class N	0.71%	$1,000	$1,031	$3.60	$1,021	$3.58
DoubleLine Emerging Markets Fixed Income Fund	Class I	0.89%	$1,000	$980	$4.39	$1,020	$4.48
	Class N	1.14%	$1,000	$978	$5.62	$1,019	$5.74
DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	0.95%	$1,000	$1,061	$4.88	$1,020	$4.78
	Class A	1.20%	$1,000	$1,059	$6.16	$1,019	$6.04
DoubleLine Low Duration Bond Fund	Class I	0.46%	$1,000	$1,008	$2.30	$1,023	$2.32
	Class N	0.71%	$1,000	$1,006	$3.55	$1,021	$3.58
DoubleLine Floating Rate Fund	Class I	0.64%	$1,000	$1,030	$3.24	$1,022	$3.23
	Class N	0.89%	$1,000	$1,029	$4.50	$1,020	$4.48
DoubleLine Shiller Enhanced CAPE®	Class I	0.62%	$1,000	$1,089	$3.23	$1,022	$3.13
	Class N	0.87%	$1,000	$1,087	$4.53	$1,021	$4.38
DoubleLine Flexible Income Fund	Class I	0.77%	$1,000	$1,018	$3.87	$1,021	$3.88
	Class N	1.02%	$1,000	$1,017	$5.13	$1,020	$5.14
DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$991	$2.93	$1,022	$2.97
	Class N	0.84%	$1,000	$991	$4.17	$1,021	$4.23
DoubleLine Long Duration Total Return Bond Fund	Class I	0.65%	$1,000	$1,052	$1.94	$1,022	$3.28
	Class N	0.90%	$1,000	$1,050	$2.68	$1,020	$4.53

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The actual dollar amounts shown as expenses paid during the period for the DoubleLine Long Duration Total Return Bond Fund are multiplied by 106/365, which is based on the date of inception (December 15, 2014).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

Annual Report	March 31, 2015	121

Growth of Investment	(Unaudited) March 31, 2015

DoubleLine Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2015

	1 Year	Since Inception (4/6/2010)
DoubleLine Total Return Bond Fund Class I	5.93%	8.65%
Barclays U.S. Aggregate Bond Index	5.72%	4.54%

DoubleLine Total Return Bond Fund Class N	5.76%	8.39%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Barclays U.S. Aggregate Bond Index — This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

122	DoubleLine Funds Trust

(Unaudited) March 31, 2015

DoubleLine Core Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2015

	1 Year	Since Inception (6/1/2010)
DoubleLine Core Fixed Income Fund Class I	6.07%	7.13%
Barclays U.S. Aggregate Bond Index	5.72%	4.16%

DoubleLine Core Fixed Income Fund Class N	5.91%	6.88%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Barclays U.S. Aggregate Bond Index — This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2015	123

Growth of Investment (Cont.)	(Unaudited) March 31, 2015

DoubleLine Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2015

	1 Year	Since Inception (4/6/2010)
DoubleLine Emerging Markets Fixed Income Fund Class I	2.90%	6.22%
JP Morgan Emerging Markets Bond Global Diversified Index	5.65%	7.08%

DoubleLine Emerging Markets Fixed Income Fund Class N	2.64%	5.96%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

JP Morgan EMBI Global Diversified Index — This index is an uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt supplies by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the Emerging Markets Bond Global Diversified are identical to those covered by EMBI Global. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

124	DoubleLine Funds Trust

(Unaudited) March 31, 2015

DoubleLine Multi-Asset Growth Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2015

	1 Year	Since Inception (12/20/2010)
DoubleLine Multi-Asset Growth Fund Class I	6.22%	3.80%
S&P 500® Index	12.73%	14.97%
Blended Benchmark	(2.60)%	3.26%

DoubleLine Multi-Asset Growth Fund (with load) Class A	1.45%	2.46%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Blended Benchmark: 60% Barclays U.S. Aggregate Bond Index/ 25% Morgan Stanley Capital International All Country World Index/ 15% Standard & Poor’s Goldman Sachs Commodity Index (GSCI) Total Return. The Barclays Capital U.S. Aggregate Bond Index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Standard & Poor’s/Goldman Sachs Commodity Total Return Index is a composite index of commodity sector returns which represents a broadly diversified, unleveraged, long-only position in commodity futures. This index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the index a valuable economic indicator and commodities market benchmark. The Morgan Stanley Capital International All Country World Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. includes both developed and emerging markets. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2015	125

Growth of Investment (Cont.)	(Unaudited) March 31, 2015

DoubleLine Low Duration Bond Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2015

	1 Year	Since Inception (9/30/2011)
DoubleLine Low Duration Bond Fund Class I	1.76%	2.45%
BofA/Merrill Lynch 1-3 Year Treasury Index	1.00%	0.61%

DoubleLine Low Duration Bond Fund Class N	1.51%	2.19%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

The BofA/Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

126	DoubleLine Funds Trust

(Unaudited) March 31, 2015

DoubleLine Floating Rate Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2015

	1 Year	Since Inception (2/1/2013)
DoubleLine Floating Rate Fund Class I	3.36%	3.35%
S&P/LSTA Leveraged Loan Index	2.53%	3.68%

DoubleLine Floating Rate Fund Class N	3.19%	3.21%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

S&P/LSTA Leveraged Loan Index — The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leverage loan market. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	March 31, 2015	127

Growth of Investment (Cont.)	(Unaudited) March 31, 2015

DoubleLine Shiller Enhanced CAPE®

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2015

	1 Year	Since Inception (10/31/2013)
DoubleLine Shiller Enhanced CAPE® Class I	16.96%	17.84%
S&P 500® Index	12.73%	14.61%
Shiller Barclays CAPE® US Sector Total Return USD Index	14.39%	15.15%

DoubleLine Shiller Enhanced CAPE® Class N	16.60%	17.51%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Shiller Barclays CAPE® US Sector Total Return USD Index — The Index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The Index aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to reduce the risk of investing in a sector that may appear undervalued, but which may have also had recent relative price underperformance due to fundamental issues with the sector that may negatively affect the sector’s long-term total return.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

128	DoubleLine Funds Trust

(Unaudited) March 31, 2015

DoubleLine Flexible Income Fund

Value of a $100,000 Investment

Class I Shares1

Total Returns1

As of March 31, 2015

Since Inception Not Annualized (4/7/2014)
DoubleLine Flexible Income Fund Class I	3.85%
Libor USD 3 Month	0.23%

DoubleLine Flexible Income Fund Class N	3.63%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Libor USD 3 Month — London Interbank Offering Rate (LIBOR) is an indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Annual Report	March 31, 2015	129

Growth of Investment (Cont.)	(Unaudited) March 31, 2015

DoubleLine Low Duration Emerging Markets Fixed Income Fund

Value of a $100,000 Investment

Class I Shares1

Total Returns1

As of March 31, 2015

Since Inception Not Annualized (4/7/2014)
DoubleLine Low Duration Emerging Markets Fixed Income Fund Class I	1.92%
JP Morgan CEMBI Broad Diversified 1-3 Year index	1.96%

DoubleLine Low Duration Emerging Markets Fixed Income Fund Class N	1.80%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

JP Morgan CEMBI Broad Diversified 1-3 Year Index – This index is a market capitalization weighted index consisting of 1-3 year maturity US-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

130	DoubleLine Funds Trust

(Unaudited) March 31, 2015

DoubleLine Long Duration Total Return Bond Fund

Value of a $100,000 Investment

Class I Shares1

Total Returns1

As of March 31, 2015

Since Inception Not Annualized (12/15/2014)
DoubleLine Long Duration Total Return Bond Fund Class I	5.15%
Barclays Long-Term Government/Credit Index	3.82%

DoubleLine Long Duration Total Return Bond Fund Class N	4.99%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Barclays Long U.S. Government/Credit Index — This index includes publicly issued U.S. Treasury debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

Annual Report	March 31, 2015	131

Evaluation of Advisory Agreement by the Boards of Trustees	(Unaudited) March 31, 2015

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Equities Growth Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At the February 26, 2015 meeting (the “Meeting”) of the Board of Trustees of DoubleLine Funds Trust (“DFT”), DoubleLine Equity Funds (“DEF”), DoubleLine Opportunistic Credit Fund (“DBL”), and DoubleLine Income Solutions Fund (“DSL” which, together with DBL, are the “Closed-End Funds” and, together with DFT, DEF, and DBL, are the “Trusts”), including in respect of each of DFT’s and DEF’s series of shares of beneficial interest (each, an “Open-End Fund” and, collectively with the Closed-End Funds, the “Funds”), the Board of Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trusts (“Independent Trustees”) voting separately, approved the renewal of the Investment Advisory and Management Agreements (the “DFT Advisory Agreements”) between DoubleLine Capital LP (“DoubleLine Capital” or an “Adviser”) and DFT, in respect of the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Emerging Markets Fixed Income Fund, the DoubleLine Multi-Asset Growth Fund, the DoubleLine Low Duration Bond Fund, the DoubleLine Floating Rate Fund, and DoubleLine Shiller Enhanced CAPE® (the “DFT Reviewed Funds”) for an additional one-year period, the Investment Management Agreement (the “DEF Advisory Agreement”) between DoubleLine Equity LP (“DoubleLine Equity” or an “Adviser”) and DEF, in respect of the DoubleLine Equities Growth Fund for an additional one-year period, the Investment Management Agreement (the “DBL Advisory Agreement”) between DoubleLine Capital and DBL for an additional one-year period, and the Investment Management Agreement (the “DSL Advisory Agreement”) between DoubleLine Capital and DSL for an additional one-year period.

The Trustees meet over the course of the year with investment advisory personnel from the Advisers and regularly review detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund. The Trustees’ determination to approve the continuance of the Advisory Agreements was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, both at the February 26, 2015 meeting and at prior meetings. This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Funds and the Independent Trustees.

The Trustees considered the nature, extent, and quality of the services provided and expected to be provided by DoubleLine, including the expertise and experience of its investment personnel. In this regard, the Trustees considered that DoubleLine provides a full investment program for each of the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered the difficulty of managing debt-related funds, noting that managing such funds requires a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts and net new issuances.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight (“Strategic Insight”), an Asset International Company, that compared the Funds’ management fee rates, total expense ratios (Class I shares, where applicable), and performance records (Class I shares, where applicable) for the one-year and, where applicable, three-year periods ending December 31, 2014 against a group of each Fund’s peer funds. The Trustees noted in particular that the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Emerging Markets Fixed Income Fund, the DoubleLine Low Duration Bond Fund, the DoubleLine Floating Rate Fund and DoubleLine Shiller Enhanced CAPE® generally had experienced favorable relative investment results since their inception dates. The Trustees considered DoubleLine’s explanation that, although the DoubleLine Multi-Asset Growth Fund’s performance record was in the third and fourth quartiles of its peer funds over the one- and three-year periods ending December 31, 2014, DoubleLine believed that the relative underperformance was the result, in part, of DoubleLine’s focus on limiting downside risk in that Fund. In this regard, the Trustees noted DoubleLine’s assertion that the DoubleLine Multi-Asset Growth Fund’s portfolio had a greater allocation to fixed-income instruments as compared to that of a number of other funds included in the Fund’s peer group and that this contributed, in part, to the relative underperformance of the Fund versus its peer funds. The Trustees also considered information presented by DoubleLine showing that the DoubleLine Multi-Asset Growth Fund had outperformed its blended benchmark since inception and had done so with lower annualized volatility. The Trustees also noted that the Adviser had presented information regarding enhancements it had made in an attempt to improve the DoubleLine Multi-Asset Growth Fund’s performance. With respect to the DoubleLine Equities Growth Fund, the Trustees noted DoubleLine’s explanation of the contributors to that Fund’s relative underperformance over the one-year period ended December 31, 2014 could be partially attributed to cash held by the Fund during the initial ramp up of its investment portfolio. They also noted that although the Fund still had a relatively short operating history, it had performed in the first and second quartile of its peer funds over the three-month and six-month periods ending December 31, 2014, respectively.

The Trustees reviewed the Closed-End Funds’ performance records based on their net asset values. They noted that DBL had performed near the top of its peers shown in the Strategic Insight Report for the one-year period ended December 31, 2014. The Trustees noted that DSL had performed in the third quartile of its peer funds for the one-year period ending December 31, 2014, but that its net asset value performance had outperformed its benchmark

132	DoubleLine Funds Trust

(Unaudited) March 31, 2015

index for the period. They discussed DoubleLine’s explanation that the relative underperformance of the Fund was partially attributable to its investments in emerging market high yield corporate debt instruments, which had detracted from performance during the period.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services and supervision and monitoring of the Funds’ other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Trusts and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including the Advisers). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the renewal of the Funds’ arrangements with DoubleLine.

The Trustees also considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources, including investment personnel, to support each Adviser’s ability to provide services. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered the advisory fees and total expense ratios borne by the Funds. In that regard, the Trustees noted that the Strategic Insight Reports showed the gross advisory and net management fees paid by the DoubleLine Total Return Bond Fund were below the median of its peers, and that the gross advisory and net management fees paid by the DoubleLine Core Fixed Income Fund were below or slightly below the median of its peers. The Trustees noted that the gross advisory and net management fees paid by the DoubleLine Multi-Asset Growth Fund and the DoubleLine Emerging Markets Fixed Income Fund were higher than the Funds’ respective expense group medians, but that their net operating expenses were near the median of their respective peer groups. The Trustees observed that the gross advisory and net management fees paid by each of the DoubleLine Low Duration Bond Fund and the DoubleLine Floating Rate Fund were each below its peer group median. The Trustees also noted that the gross advisory fee for DoubleLine Shiller Enhanced CAPE® was slightly above its peer group median, but that that Fund’s net total expense ratio was at the median of the Fund’s peer group. The Trustees also noted that the net management fees for the DoubleLine Equities Growth Fund were the lowest of the peer funds included in the Strategic Insight Reports. The Trustees noted that DoubleLine Equities Growth Fund’s gross advisory fees and net total expense ratio were above the median of its peer group, but that the Fund’s net total expense ratio was still lower than a number of the Fund’s peer funds. The Trustees also observed that the Adviser continues to waive a substantial amount of the fees associated with the DoubleLine Equities Growth Fund, which contributed to the low net management fee figures that were included in the Strategic Insight Reports.

The Trustees discussed the management fees and expense ratios of the Closed-End Funds as presented in the Strategic Insight Reports. They noted that DBL’s management fee and total net expense ratio were, respectively, higher than the median of DBL’s peer funds. The Trustees considered DoubleLine’s representation that DBL invests more heavily in mortgage- and other asset-backed securities compared to a number of the peers that were included in the peer group and the Trustees considered information DoubleLine presented regarding the additional complexity of managing those investments. The Trustees noted that DSL’s management fee was the highest in its peer group and that DSL’s net operating expense ratio (excluding investment related expenses) was among the highest of its peers. In this regard, the Trustees considered DoubleLine’s explanation that the Adviser had attempted to set its management fees at inception at rates that reflect the experience and expertise the Adviser brings to managing the Funds.

The Trustees also took into account that each Closed-End Fund employed leverage during the period ended December 31, 2014. The Trustees noted that the use of such leverage increases total assets and thus the absolute amount of fees received by the Adviser under those Advisory Agreements (because the fees are calculated based on total managed assets, including assets attributable to reverse repurchase agreements and other forms of leverage outstanding). In this regard, the Trustees took into account that the Adviser has a financial incentive for DBL and DSL to continue to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and each of the Fund’s common shareholders, on the other. The Trustees considered information provided to them throughout the year by the Adviser as to why each Fund’s use of leverage continues to be appropriate and in the best interests of each Fund’s common shareholders.

The Trustees considered information relating to the fees charged by DoubleLine to clients other than the Funds, including institutional separate accounts and mutual funds for which DoubleLine serves as sub-adviser, where the Adviser employs investment strategies substantially similar to one or more of the Funds’ principal investment strategies. The Trustees took into account DoubleLine’s representation that certain large institutional separate accounts and funds sub-advised by DoubleLine are subject to fee schedules that differ from, including some that are lower than, the rates paid by the Funds. The Trustees considered that DoubleLine had also explained that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees also took into account DoubleLine’s representation that there are substantially greater legal and other responsibilities and risks to DoubleLine in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it sub-advises mutual funds sponsored by others generally are less than in the case of the Funds because many of the operational and compliance responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fees paid by each Fund to DoubleLine were generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date.

The Trustees reviewed financial information for DoubleLine, including information as to the Adviser’s profitability with respect to the Funds. The Trustees also reviewed information concerning the profitability to DoubleLine of its service arrangements with the Funds and took into account both the direct and indirect benefits to the Adviser from managing the Funds. The Trustees noted other benefits received by DoubleLine and its affiliates as a result of

Annual Report	March 31, 2015	133

Evaluation of Advisory Agreement by the Boards of Trustees (Cont.)	(Unaudited) March 31, 2015

DoubleLine’s relationship with the Funds, including possible ancillary benefits to DoubleLine’s institutional investment management business due to the reputation and market penetration of the Funds. In evaluating the Adviser’s profitability, the Trustees considered that the Adviser presented profitability information that was reduced by certain distributions made to the Adviser’s employee owners that may be comparable to the ordinary compensation expense incurred by investment advisers that are not closely-held by their employees. The Trustees considered DoubleLine’s compensation practices and considered DoubleLine’s representation that those compensation and incentive policies and practices enable DoubleLine to retain, motivate, and attract highly qualified and experienced employees. The Trustees also considered the potential benefits that DoubleLine receives in respect of certain research received by DoubleLine due to the amounts of brokerage commissions paid by the DoubleLine funds and noted DoubleLine’s representation that those arrangements are only in place with respect to a small number of Funds and that their use is limited. The Trustees considered the profitability of the Advisers both before and after certain distribution and shareholder servicing payments made by the Advisers and they reviewed the Advisers’ profit margins both before and after such costs. The Trustees also took into account DoubleLine’s representation that it was continuing to invest in its business to maintain its ability to provide high quality services for the Funds. In so doing, the Board considered DoubleLine’s need to invest in technology, infrastructure and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees discussed with DoubleLine whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees considered DoubleLine’s statement that it did not believe that implementation of breakpoints or fee reductions would be appropriate at this time, for a number of reasons. The Trustees noted DoubleLine’s approach to advisory fees which was to set a fee from a Fund’s inception at a rate that reflected reasonably foreseeable economies of scale. The Trustees noted DoubleLine’s assertion that that approach has facilitated the Funds’ asset raising efforts and allowed the Funds from their inception to compete with peer funds with larger asset bases. The Trustees considered DoubleLine’s representation that each of the DoubleLine Total Return Bond Fund, the DoubleLine Core Fixed Income Fund, the DoubleLine Low Duration Bond Fund and the DoubleLine Floating Rate Fund already pay net management fees that are approximately at or below their peer medians. The Trustees noted DoubleLine’s view that, although DoubleLine’s profitability was higher in respect of certain Funds as compared to the other Funds based on the expense allocation methodology used, those Funds’ profitability was reasonable nonetheless. The Trustees also noted that DoubleLine’s rapid growth and significant changes to the regulatory environment required DoubleLine to re-invest significantly in its business. After considering the information provided, the Trustees concluded that the profitability of the Funds to DoubleLine did not appear excessive or such as to preclude renewal of the Advisory Agreements and that, for the reasons noted, it did not appear that implementation of breakpoints for any of the Funds would be appropriate at this time, although the Trustees would continue to consider the topic over time.

The Trustees noted that due to tax rules applicable to companies seeking to qualify as regulated investment companies, DoubleLine Multi-Asset Growth Fund made certain investments through a subsidiary organized as a Cayman islands exempted company (the “Subsidiary”) in order to obtain certain desired investment exposure without eliminating its ability to qualify as a regulated investment company under the Internal Revenue Code. The Trustees considered the advisory arrangements for the Subsidiary generally in the same manner as they had considered the advisory arrangements for DoubleLine Multi-Asset Growth Fund.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent and the quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine was generally within the range of management fees paid by its peer funds, and with respect to some Funds lower than the median management fees paid by their peer funds, and generally reasonable in light of the quality of the portfolio management teams and each Fund’s performance to date; that the fees paid by each Fund did not appear inconsistent with the fee schedules charged to DoubleLine’s other clients (where applicable) in light of the nature of the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude renewal of a Fund’s Advisory Agreement; and that, for the reasons noted by DoubleLine, and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

DoubleLine Long Duration Total Return Bond Fund

At the November 20, 2014 meeting of the Board of Trustees (the “Meeting”) of DoubleLine Funds Trust (the “Trust”), the Board of Trustees, including the Independent Trustees voting separately, approved the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of DoubleLine Long Duration Total Return Bond Fund (the “Fund”), and DoubleLine Capital LP (the “Adviser”). This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees.

The Trustees considered a wide range of materials, including information previously provided to the Trustees in connection with the approval of advisory contracts between the Adviser and the other series of the Trust. The Trustees’ determination to approve the Agreement was based on an evaluation of all of the information provided to them. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Board of Trustees and the Independent Trustees were advised by counsel to the Trust and counsel to the Independent Trustees.

In the process of considering the approval of the Agreement, the Trustees considered the terms of the proposed Agreement between the Adviser and the Trust, with respect to the Fund, and noted that the proposed Agreement, with the exception of the rate of advisory fees payable, had the same terms as the advisory agreements between the Adviser and the other series of the Trust. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience, and responsibilities of the proposed portfolio managers of the Fund and other key personnel that would be involved in the day-to-day activities of the Fund. The Board considered the expected difficulty of managing a debt-related fund,

134	DoubleLine Funds Trust

(Unaudited) March 31, 2015

noting that managing such a fund would require a portfolio management team to balance a number of factors, which may include, among others, varying maturities, prepayments, counter-party exposure, credit events, and workouts. The Trustees considered generally the performance record of the other series of the Trust, and they considered the possible effect of adding an additional fund to the Trust on the capacities of the Adviser.

The Trustees reviewed the proposed services the Adviser would provide to the Fund as investment adviser. The Trustees considered that the Adviser would provide a variety of other services to the Fund in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Fund’s other service providers. The Trustees reviewed the Adviser’s ongoing efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Trustees also considered the nature, extent, and structure of the compliance procedures and the trading capabilities of the Adviser. The Trustees concluded that it appeared the Adviser would have, or have available to it, sufficient quality and depth of personnel, resources, and investment methods, and would have compliance policies and procedures essential to performing its duties under the proposed Agreement and that, in the Trustees’ view, the nature, overall quality, and extent of the management services to be provided appeared likely to be satisfactory and reliable.

The Board then turned to the anticipated cost of the proposed services, and the proposed structure and level of the advisory fees to be paid under the Agreement. The Trustees considered that the Adviser anticipated launching the Fund with two classes of shares and noted the overall fee structure and expense caps proposed for the Fund. The Trustees considered information provided by Strategic Insight (“Strategic Insight”), an Asset International Company. The Trustees noted that the information provided by Strategic Insight indicated that the Fund’s proposed gross advisory fee under the Agreement was higher than the median of the peer funds presented for their consideration, though similar in amount to the gross advisory fees of a number of the peer funds shown. In considering the peer group information presented, the Trustees took into account the information provided by a representative of Strategic Insight who participated in the selection of the peer funds shown. They noted that the representative had reported to them that there was a very limited number of long duration funds with an investment focus on mortgage-related investments and that, accordingly, the peer group also included a number of long duration funds with either a broader or different focus. In evaluating the proposed advisory fee, the Trustees also considered that the Fund’s total expense ratio would be near the median of the peer group shown after the effect of the expense cap proposed by the Adviser.

The Trustees noted the Adviser’s representation that it does not manage any other accounts with investment strategies substantially similar to the strategies proposed for the Fund.

The Trustees discussed information provided by the Adviser as to the estimated profitability of the Adviser from managing the Fund. In assessing profitability, the Trustees reviewed the Adviser’s financial information provided both at the Meeting and at previous meetings of the Trustees and took into account both the likely direct and indirect benefits to the Adviser from managing the Fund. The Trustees also considered in this regard the Adviser’s significant investment in forming, registering and promoting the Fund during its start-up period. The Trustees noted other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Trust, including possible ancillary benefits to the Adviser’s institutional investment management business due to the reputation and market penetration of the Fund. The Trustees concluded that the Adviser’s profit from managing the Fund would likely not be excessive in the start-up period. The Trustees considered that the Adviser was implementing expense caps for the Fund that would limit the overall expense ratio of the Fund during the proposed term of the Agreement. The Trustees concluded that it did not appear appropriate at this time to consider the implementation of breakpoints in the investment advisory fee.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreement for the proposed initial term.

Annual Report	March 31, 2015	135

Federal Tax Information	(Unaudited) March 31, 2015

For the fiscal year ended March 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	4.86%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2015 was as follows:

Dividends Received Deduction
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	0.64%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	0.00%
DoubleLine Shiller Enhanced CAPE®	0.00%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%
DoubleLine Long Duration Total Return Bond Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund was as follows:

Qualified Short-Term Gains
DoubleLine Total Return Bond Fund	0.00%
DoubleLine Core Fixed Income Fund	0.00%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	41.12%
DoubleLine Low Duration Bond Fund	0.00%
DoubleLine Floating Rate Fund	2.08%
DoubleLine Shiller Enhanced CAPE®	0.40%
DoubleLine Flexible Income Fund	0.00%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	3.16%
DoubleLine Long Duration Total Return Bond Fund	0.00%

136	DoubleLine Funds Trust

(Unaudited) March 31, 2015

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for each Fund was as follows:

Qualified Interest Income
DoubleLine Total Return Bond Fund	99.85%
DoubleLine Core Fixed Income Fund	85.38%
DoubleLine Emerging Markets Fixed Income Fund	0.00%
DoubleLine Multi-Asset Growth Fund (Consolidated)	29.08%
DoubleLine Low Duration Bond Fund	81.68%
DoubleLine Floating Rate Fund	99.96%
DoubleLine Shiller Enhanced CAPE®	84.45%
DoubleLine Flexible Income Fund	74.56%
DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.02%
DoubleLine Long Duration Total Return Bond Fund	78.09%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

Annual Report	March 31, 2015	137

Trustees and Officers	(Unaudited) March 31, 2015

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite/Since Inception	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	14	None

John C. Salter, 1957	Trustee	Indefinite/Since Inception	Managing Director, Municipals, Chapdelaine & Co. Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	14	None

Raymond B. Woolson, 1958	Trustee	Indefinite/Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	14	None

(1) The address of each Independent Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust and DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

The following Trustees are “interested persons” of the Fund Complex as defined in the 1940 Act because they are officers of the Adviser, and indirect shareholders in the Adviser.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee During Past 5 years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite/Since Inception	Chief Executive Officer and Chief Investment Officer, DoubleLine Equity LP (since January 2013); Chief Executive Officer and Chief Investment Officer, DoubleLine Capital LP (since December 2009).	12	None

Phillip A. Barach, 1952	Trustee	Indefinite/Since Inception	President, DoubleLine Capital LP (since December 2009).	11	None

(1) The address of each Interested Trustee is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

138	DoubleLine Funds Trust

(Unaudited) March 31, 2015

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell, 1970	President	Indefinite/Since Inception	President, DoubleLine Equity Funds (since February 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Executive, DoubleLine Group LP (since January 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital LP (since July 2010); President, DoubleLine Funds Trust (since January 2010).

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since October 2011	Treasurer and Principal Financial and Accounting Officer, DoubleLine Equity Funds (since February 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Director of Mutual Funds Operations, DoubleLine Capital LP. Formerly, Southern Wholesaler, DoubleLine Capital LP. Formerly, Assistant Treasurer, DoubleLine Funds Trust.

Keith T. Kirk, 1963	Chief Compliance Officer	Indefinite/Since May 2012	Chief Compliance Officer, DoubleLine Equity Funds (since February 2013); Chief Compliance Officer, DoubleLine Income Solutions Fund (since January 2013); Chief Compliance Officer, DoubleLine Funds Trust (since May 2012); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since May 2012); Deputy General Counsel and Chief Compliance Officer, DoubleLine Capital LP (since January 2012). Formerly, Independent Compliance Consultant (from September 2009 through December 2011).

Louis C. Lucido, 1948	Secretary	Indefinite/Since Inception	Member of the Board of Directors, 826LA (since June 2013); Member of the Board of Directors, Junior Achievement of Southern California (since June 2013); Secretary, DoubleLine Equity Funds (since February 2013); Member of the Board of Directors, CASA of Los Angeles (since February 2013) and Vice Chairman (since June 2014); Secretary, DoubleLine Income Solutions Fund (since January 2013); Secretary, DoubleLine Opportunistic Credit Fund (since July 2011); Chief Operating Officer, DoubleLine Capital LP (since June 2010); Secretary, DoubleLine Funds Trust (since January 2010). Formerly, Executive Vice President, DoubleLine Capital LP (from December 2009 through May 2010).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since March 2012	Assistant Treasurer, DoubleLine Equity Funds (since February 2013); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2013); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since March 2012); Assistant Treasurer, DoubleLine Funds Trust (since March 2012). Formerly, Assistant Treasurer of the private funds of Western Asset Management Company (from December 2004 through March 2012).

Earl A. Lariscy, 1966	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Equity Funds (since February 2013); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital LP (since April 2010). Formerly, Director, Barclays Capital and Agency. Formerly, General Manager, Barclays Bank PLC’s California-based banking operations.

Cris Santa Ana, 1965	Vice President	Indefinite/Since April 2011	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital LP (from December 2009 through May 2010).

Annual Report	March 31, 2015	139

Trustees and Officers (Cont.)	(Unaudited) March 31, 2015

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

David J. Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital LP (since December 2009).

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Manager of Operations, DoubleLine Capital LP (since September 2012). Formerly, Manager, Western Asset Management Company.

(1) The address of each officer is c/o DoubleLine Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

140	DoubleLine Funds Trust

Information About Proxy Voting	(Unaudited) March 31, 2015

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s web site at http://www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the SEC website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Annual Report	March 31, 2015	141

Privacy Notice	(Unaudited) March 31, 2015

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

142	DoubleLine Funds Trust

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive,

Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-ANNUAL-DFT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$758,625	$647,450
Audit-Related Fees	$3,591	$8,516
Tax Fees	$113,390	$95,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2015	FYE 3/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2015	FYE 3/31/2014
Registrant	$113,390	$95,200
Registrant’s Investment Adviser	$705,479	$665,100

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule	of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

2

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              DoubleLine Funds Trust

By (Signature and Title)         Ronald R. Redell

                                                           Ronald R. Redell, President

Date                         5/28/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)         Ronald R. Redell

                                                   Ronald R. Redell, President

Date                         5/28/2015

By (Signature and Title)                 Susan Nichols

                                                       Susan Nichols, Treasurer and

                                                       Principal Financial and Accounting Officer

Date                         5/28/2015

1